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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-1424
      -------------------------------------------------------------------------


                                AIM Equity Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


    Robert H. Graham       11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919
                                                    ----------------------------

Date of fiscal year end:  10/31
                        ----------------

Date of reporting period: 04/30/05
                        ----------------

Item 1. Reports to Stockholders.

                                                      AIM AGGRESSIVE GROWTH FUND
                              Semiannual Report to Shareholders o April 30, 2005

                                  [COVER IMAGE]

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                          --Registered Trademark--

AIM AGGRESSIVE GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of April 30, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             o The returns shown in the management's
                                                                                           discussion of Fund performance are based
o Effective September 30, 2003, Class B      o The unmanaged Standard & Poor's             on net asset values calculated for
shares are not available as an               Composite Index of 500 Stocks (the S&P        shareholder transactions. Generally
investment for retirement plans              500--Registered Trademark-- Index) is an      accepted accounting principles require
maintained pursuant to Section 401 of        index of common stocks frequently used        adjustments to be made to the net assets
the Internal Revenue Code, including         as a general measure of U.S. stock            of the fund at period end for financial
401(k) plans, money purchase pension         market performance.                           reporting purposes, and as such, the net
plans and profit sharing plans. Plans                                                      asset values for shareholder
that have existing accounts invested in      o The unmanaged Russell                       transactions and the returns based on
Class B shares will continue to be           Midcap--Registered Trademark-- Growth         those net asset values may differ from
allowed to make additional purchases.        Index is a subset of the Russell              the net asset values and returns
                                             Midcap--Registered Trademark-- Index,         reported in the Financial Highlights.
o Class R shares are available only to       which represents the performance of the
certain retirement plans. Please see the     stocks of domestic mid-capitalization         The Fund provides a complete list of its
prospectus for more information.             companies; the Growth subset measures         holdings four times in each fiscal year,
                                             the performance of Russell Midcap             at the quarter-ends. For the second and
PRINCIPAL RISKS OF INVESTING IN THE FUND     companies with higher price/book ratios       fourth quarters, the lists appear in the
                                             and higher forecasted growth values.          Fund's semiannual and annual reports to
o Investing in small and mid-size                                                          shareholders. For the first and third
companies involves risks not associated      o The unmanaged Lipper Mid-Cap Growth         quarters, the Fund files the lists with
with investing in more established           Fund Index represents an average of the       the Securities and Exchange Commission
companies, including business risk,          performance of the 30 largest mid-            (SEC) on Form N-Q. Shareholders can look
significant stock price fluctuations and     capitalization growth funds tracked by        up the Fund's Forms N-Q on the SEC's Web
illiquidity.                                 Lipper,Inc., an independent mutual fund       site at sec.gov. Copies of the Fund's
                                             performance monitor.                          Forms N-Q may be reviewed and copied at
o The Fund may invest up to 25% of its                                                     the SEC's Public Reference Room at 450
assets in the securities of non-U.S.         o The Fund is not managed to track the        Fifth Street, N.W., Washington, D.C.
issuers. International investing             performance of any particular index,          20549-0102. You can obtain information
presents certain risks not associated        including the indexes defined here, and       on the operation of the Public Reference
with investing solely in the United          consequently, the performance of the          Room, including information about
States. These include risks relating to      Fund may deviate significantly from the       duplicating fee charges, by calling
fluctuations in the value of the U.S.        performance of the indexes.                   1-202-942-8090 or 1-800-732-0330, or by
dollar relative to the values of other                                                     electronic request at the following
currencies, the custody arrangements         o A direct investment cannot be made in       e-mail address: publicinfo@sec.gov. The
made for the Fund's foreign holdings,        an index. Unless otherwise indicated,         SEC file numbers for the Fund are 811-
differences in accounting, political         index results include reinvested              1424 and 2-25469. The Fund's most recent
risks and the lesser degree of public        dividends, and they do not reflect sales      portfolio holdings, as filed on Form
information required to be provided by       charges. Performance of an index of           N-Q, are also available at
non-U.S. companies.                          funds reflects fund expenses;                 AIMinvestments.com.
                                             performances of a market index does not.
                                                                                           A description of the policies and
                                             OTHER INFORMATION                             procedures that the Fund uses to
                                                                                           determine how to vote proxies relating
                                             o Industry classifications used in this       to portfolio securities is available
                                             report are generally according to the         without charge, upon request, from our
                                             Global Industry Classification Standard,      Client Services department at
                                             which was developed by and is the             800-959-4246 or on the AIM Web site,
                                             exclusive property and a service mark of      AIMinvestments.com. On the home page,
                                             Morgan Stanley Capital International          scroll down and click on AIM Funds Proxy
                                             Inc. and Standard & Poor's.                   Policy. The information is also
                                                                                           available on the SEC Web site, sec.gov.

                                                                                           Information regarding how the Fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           June 30, 2004, is available at our Web
                                                                                           site. Go to AIMinvestments.com, access
                                                                                           the About Us tab, click on Required
                                                                                           Notices and then click on Proxy Voting
                                                                                           Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the SEC Web site, sec.gov.

==========================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
==========================================================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMinvestments.com

AIM AGGRESSIVE GROWTH FUND























                    DEAR FELLOW SHAREHOLDERS:

                    Most equity market and fund indexes, domestic and
                    international, produced positive total returns for the six months ended April 30, 2005, but for the most part, those
                    positive numbers reflected gains made during the latter
                    months of 2004. Year-to-date as of April 30, 2005, the
     [GRAHAM        returns were far less attractive.
      PHOTO]
                       High oil prices remained a source of unease; crude oil
                    remained near or above $50 per barrel throughout the
                    reporting period. The Producer Price Index was up fairly
 ROBERT H. GRAHAM   sharply in April, largely due to energy costs. And central bank policy continued to focus on containing short-term
                    inflation via increases in the overnight federal funds
                    interest rate, the rate the Federal Reserve (the Fed) most directly controls. Shortly after the reporting period
                    closed, the Fed raised that rate to 3%; it was the eighth
                    increase since mid-2004. Should the Fed continue to raise
  [WILLIAMSON       rates, this could eventually dampen economic performance,
     PHOTO]         which in fact has been quite good. Gross domestic product
                    grew 4.4% for all of 2004 and the preliminary estimate of annualized growth for the first quarter of 2005 was 3.5%.

                       o   Though the growth rate of the manufacturing sector
MARK H. WILLIAMSON         slowed in April and again in May, manufacturing
                           continued to grow, according to the Institute for Supply Management (ISM), whose purchasing manager surveys cover more than 80% of the U.S. economy. In
                           May, manufacturing grew for the 24th consecutive month while the overall economy grew for the 43rd consecutive month, ISM reported.

                       o Though job growth during May was much slower than during April, the unemployment rate remained unchanged at 5.1% as May 2005 ended.

                       o For the first quarter of 2005, earnings for companies included in the Standard & Poor's Composite Index of 500 Stocks, an index of the broad U.S. stock market, were up more than 10%, on average, over a year earlier.

                       o Bond yields have not risen as much as might be expected given eight increases in short-term interest rates in less than a year. This may indicate that the bond market is not anticipating a long-term inflationary pattern.

                       After the slow start in 2005, domestic and many
                    international markets began to rally after the close of the reporting period, demonstrating once again how changeable markets are in the short term. Given the elusiveness of accurate short-term market forecasts, as always, we urge our shareholders to:

                       o   keep a long-term investment perspective,

                       o make sure their portfolio of investments is suitably diversified, and

                       o contact their financial advisors when they have questions about their investments or the markets.

                    YOUR FUND

                    In the following pages you will find a discussion of your Fund's investment philosophy, an explanation of its performance for the reporting period, and a summary of its portfolio as of April 30. Further information about your Fund, The AIM Family of Funds--Registered Trademark--, and investing in general is always available on our widely praised Web site, AIMinvestments.com. Please visit frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.


                    Sincerely,

                    /s/ ROBERT H. GRAHAM                  /s/ MARK H. WILLIAMSON

                    Robert H. Graham                      Mark H. Williamson
                    President & Vice Chair,               Chairman & President,
                    AIM Funds                             A I M Advisors, Inc.

                    June 17, 2005


                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM AGGRESSIVE GROWTH FUND


MANAGEMENT'S DISCUSSION OF FUND                                                            teams that these opportunities can be
PERFORMANCE                                                                                found. We continued to position the Fund
                                                                                           with a "barbell approach" which involves
                                             ========================================      exposure to more aggressive, cyclically
PERFORMANCE SUMMARY                                                                        sensitive stocks and high-quality, less
                                             FUND VS. INDEXES                              aggressive stocks. This positioning is
Stocks, as measured by the performance                                                     designed to potentially benefit
of the S&P 500 Index and other               TOTAL RETURNS, 10/31/04-4/30/05,              investors in the event of a market rally
benchmarks, generally posted lackluster      EXCLUDING APPLICABLE SALES CHARGES. IF        while providing some downside protection
returns over the period, amid investor       SALES CHARGES WERE INCLUDED, RETURNS          if markets weaken.
concerns about higher oil prices and         WOULD BE LOWER.
rising interest rates. These trends also                                                       We consider selling a stock:
adversely affected the Fund's                Class A Shares                     0.21%
performance.                                                                               o if a company experiences decelerating
                                             Class B Shares                    -0.22       or disappointing earnings;
    During the reporting period,
investors generally favored value stocks     Class C Shares                    -0.22       o the stock's price reaches our
over growth stocks. This detracted from                                                    valuation target;
the Fund's performance relative to the       Class R Shares                     0.10
S&P 500 Index, which includes value                                                        o or we find a more attractive
stocks.                                      S&P 500 Index (Broad Market                   investment option.
                                             Index)                             3.28
    Both the Fund and its Lipper peer                                                      MARKET CONDITIONS AND YOUR FUND
group underperformed the Russell Midcap      Russell Midcap Growth Index
Growth Index because:                        (Style-specific Index)             4.07       The S&P 500 Index recorded most of its
                                                                                           gains in the first two months of the
o They were generally underweight in         Lipper Mid-Cap Growth Fund Index              reporting period, as oil prices declined
comparison to the index in energy,           (Peer Group Index)                 1.05       and the uncertainty surrounding the U.S.
utilities and consumer staples, which                                                      presidential race was resolved. The S&P
are not traditionally regarded as growth     SOURCE: LIPPER,INC.                           500 Index declined later in the
sectors but were among the                                                                 reporting period, as oil prices again
best-performing sectors for the              ========================================      increased and the Federal Reserve
reporting period.                                                                          continued raising interest rates to slow
                                             HOW WE INVEST                                 economic growth and curb potential
o Larger mid-cap stocks outperformed                                                       inflation.
smaller mid-cap stocks. We observed that     We use a bottom-up approach to
the focus of the Fund and its Lipper         investing, selecting stocks based on an           Following the market rally at the
peers tended to be on smaller mid-cap        analysis of individual companies. Our         outset of the reporting period, we sold
stocks, and this adversely affected          focus is on small- and mid-cap stocks of      some of our more cyclical stocks after
their performance relative to the            companies with high growth potential, as      they reached our price targets. The Fund
Russell Midcap Growth Index.                 demonstrated by consistent and                began 2005 more defensively positioned,
                                             accelerating earnings growth. The Fund's      which provided it with some downside
                                             stock selection process is based on a         protection during the market downturn.
                                             rigorous three-step process that              However, we increased the Fund's
                                             includes quantitative, fundamental and
                                             valuation analysis to identify stocks of
                                             companies that exhibit consistent,
                                             sustainable, above average earnings
                                             growth potential. We believe it is only
                                             through in-depth fundamental research
                                             that includes careful financial
                                             statement analysis and meetings with
                                             company management

========================================     ========================================      ========================================

PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                             TOP 10 EQUITY HOLDINGS*
By Sector
                                             1. Semiconductors                   8.5%      1. Alliance Data Systems Corp.     2.3%
          [PIE CHART]
Industrials                        11.5%     2. Data Processing & Outsourced               2. Univision Communications Inc.
Financials                          9.0%        Services                         7.9          -Class A                        2.1
Money Market Funds Plus
Other Assets Less Liabilities       3.4%     3. Health Care Equipment            7.8       3. Investors Financial Services
Materials                           2.0%                                                      Corp.                           2.1
Energy                              1.8%     4. Diversified Commercial Services  5.0
Consumer Staples                    1.4%                                                   4. Paychex, Inc.                   1.8
Utilities                           0.6%     5. Pharmaceuticals                  4.5
Information Technology             29.4%                                                   5. Microchip Technology Inc.       1.6
Health Care                        21.9%     TOTAL NET ASSETS           $1.7 BILLION
Consumer Discretionary             19.0%                                                   6. Maxim Integrated Products, Inc. 1.5
                                             TOTAL NUMBER OF HOLDINGS*           122
The Fund's holdings are subject to                                                         7. Lamar Advertising Co.-Class A   1.5
change, and there is no assurance that
the Fund will continue to hold any                                                         8. Kinetic Concepts, Inc.          1.5
particular security.
                                                                                           9. Fisher Scientific International
*Excludes money market fund holdings.                                                         Inc.                            1.5

                                                                                           10. CDW Corp.                       1.4

========================================     ========================================      ========================================

weighting in more cyclical stocks toward     managed companies with strong business        The views and opinions expressed in
the end of the period, and this              models.                                       management's discussion of Fund
detracted from performance.                                                                performance are those of A I M Advisors,
                                                 Stocks that contributed positively        Inc. These views and opinions are
    Over the reporting period, we            to Fund performance included:                 subject to change at any time based on
increased the portfolio's weighting in                                                     factors such as market and economic
health care. We increased our health         o Triad Hospitals, which owns and             conditions. These views and opinions may
care weighting as we saw improving           manages hospitals and ambulatory surgery      not be relied upon as investment advice
fundamentals and attractive valuations       centers in small cities and selected          or recommendations, or as an offer for a
in this sector, which made the most          larger urban markets, benefited from a        particular security. The information is
positive contribution to Fund                decrease in the number of uninsured           not a complete analysis of every aspect
performance for the period.                  patients.                                     of any market, country, industry,
                                                                                           security or the Fund. Statements of fact
                                             o Sungard Data Systems provides               are from sources considered reliable,
     HEALTH CARE MADE                        financial transaction services to             but A I M Advisors, Inc. makes no
     THE MOST POSITIVE                       companies and government agencies. We         representation or warranty as to their
      CONTRIBUTION TO                        sold the stock after a private equity         completeness or accuracy. Although
     FUND PERFORMANCE                        group bought the company for a 44%            historical performance is no guarantee
      FOR THE PERIOD.                        premium.                                      of future results, these insights may
                                                                                           help you understand our investment
                                                 Stocks that detracted from                management philosophy.
    Financials and energy also               performance included:
contributed positively to Fund                                                                  See important Fund and index
performance. We found fundamentals and       o Sirva, a global relocation services             disclosures inside front cover.
valuations attractive within the             company, saw its stock decline when it
financials sector. While energy was the      announced that it would not meet its                           JAY K. RUSHIN,
second best-performing sector during the     previously issued earnings guidance for         [RUSHIN        Chartered Financial
period, we believed that high oil prices     the fourth quarter of 2004. We reduced           PHOTO]        Analyst, became lead
were unsustainable and there was more        our position in this stock.                                    portfolio manager of
downside than upside potential in this                                                                      AIM Aggressive Growth
sector. Consequently, we took profits in     o Univision Communications, a                 Fund on April 20, 2004. He began his
the sector. As part of our strategy, we      broadcasting company targeting the            investment career in 1994 when he joined
pay great attention to risk, making          Hispanic community, did not benefit as        AIM as a portfolio administrator. In
every effort to protect investors' money     much as we expected from advertising          1996, he left AIM to work as an
by sidestepping short-term market            spending. We continued to hold the stock      associate equity analyst at another
overexuberance.                              because we believe Univision has good         firm. He returned to AIM as an equity
                                             management and a dominant position in         analyst on AIM's small-cap funds in 1998
    Sectors that detracted from the          the Hispanic broadcasting market.             and was promoted to senior analyst in
portfolio's performance were information                                                   2000. He assumed his current duties as
technology, industrials and consumer         IN CLOSING                                    portfolio manager in 2001. A native of
discretionary, and we generally reduced                                                    Gaithersburg, MD, Mr. Rushin holds a
our weightings in these sectors over the     Over the reporting period, the market         B.A. in English from Florida State
reporting period. Although we maintained     for growth stocks was particularly            University.
an overweight position in information        difficult and this trend adversely
technology compared to the Russell           affected the Fund. Regardless of market       Assisted by the Aggressive Growth Team.
Midcap Growth Index, approximately 8.0%      conditions, we are always striving to
of our position in this sector was in        improve performance. We remain committed
data processing and outsourced               to our bottom-up stock selection              [RIGHT ARROW GRAPHIC]
services--a more defensive industry in       process, and we constantly review each
this sector which provided some downside     security's fundamentals and price target
protection. Stocks that we owned within      to ensure a continued fit. We believe         FOR A PRESENTATION OF YOUR FUND'S
this industry included Alliance Data         that our strategy of focusing our             LONG-TERM PERFORMANCE RECORD, PLEASE
Systems, SunGard Data Systems and            investments in companies that show            TURN TO PAGE 5.
Fiserv. Consistent with our investment       sustainable, above-average earnings
strategy, we believe that these are high     growth while avoiding high-risk stocks
quality, well-established and well-          has the potential to provide
                                             shareholders with consistent
                                             risk-adjusted return over a long-term
                                             investment horizon. We thank you for
                                             your investment in AIM Aggressive Growth
                                             Fund.

AIM AGGRESSIVE GROWTH FUND


CALCULATING YOUR ONGOING FUND EXPENSES



EXAMPLE                                      together with the amount you invested,        values and expenses may not be used to
                                             to estimate the expenses that you paid        estimate the actual ending account
As a shareholder of the Fund, you incur      over the period. Simply divide your           balance or expenses you paid for the
two types of costs: (1) transaction          account value by $1,000 (for example, an      period. You may use this information to
costs, which may include sales charges       $8,600 account value divided by $1,000 =      compare the ongoing costs of investing
(loads) on purchase payments; contingent     8.6), then multiply the result by the         in the Fund and other funds. To do so,
deferred sales charges on redemptions;       number in the table under the heading         compare this 5% hypothetical example
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During         with the 5% hypothetical examples that
ongoing costs, including management          Period" to estimate the expenses you          appear in the shareholder reports of the
fees; distribution and/or service fees       paid on your account during this period.      other funds.
(12b-1); and other Fund expenses. This
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON               Please note that the expenses shown
understand your ongoing costs (in            PURPOSES                                      in the table are meant to highlight your
dollars) of investing in the Fund and to                                                   ongoing costs only and do not reflect
compare these costs with ongoing costs       The table below also provides                 any transactional costs, such as sales
of investing in other mutual funds. The      information about hypothetical account        charges (loads) on purchase payments,
example is based on an investment of         values and hypothetical expenses based        contingent deferred sales charges on
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and        redemptions, and redemption fees, if
period and held for the entire period        an assumed rate of return of 5% per year      any. Therefore, the hypothetical
November 1, 2004, through April 30,          before expenses, which is not the Fund's      information is useful in comparing
2005.                                        actual return. The Fund's actual              ongoing costs only, and will not help
                                             cumulative total returns at net asset         you determine the relative total costs
ACTUAL EXPENSES                              value after expenses for the six months       of owning different funds. In addition,
                                             ended April 30, 2005, appear in the           if these transactional costs
The table below provides information         table "Fund vs. Indexes" on page 2. The       were included, your costs would have been
about actual account values and actual       hypothetical account                          higher.
expenses. You may use the information in
this table,

====================================================================================================================================

                                                        ACTUAL                                    HYPOTHETICAL
                                                                                       (5% ANNUAL RETURN BEFORE EXPENSES)

              BEGINNING ACCOUNT         ENDING ACCOUNT               EXPENSES         ENDING ACCOUNT             EXPENSES
SHARE              VALUE                     VALUE                  PAID DURING           VALUE                 PAID DURING
CLASS           (11/1/04)                 (4/30/05)(1)               PERIOD(2)          (4/30/05)                PERIOD(2)
  A             $1,000.00                  $1,002.10                  $ 6.95            $1,017.85                 $ 7.00
  B              1,000.00                     997.80                   10.66             1,014.12                  10.75
  C              1,000.00                     997.80                   10.65             1,014.13                  10.74
  R              1,000.00                   1,001.00                    8.19             1,016.61                   8.25

(1) The actual ending account value is based on the actual total return of the Fund for the period November 1, 2004, to April 30,
2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended April 30, 2005, appear in the table "Fund vs. Indexes" on page 2.

(2) Expenses are equal to the Fund's annualized expense ratio (1.40%, 2.15%, 2.15% and 1.65% for Class A, B, C and R shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

====================================================================================================================================

                                          [ARROW
                                          BUTTON      For More Information Visit
                                          IMAGE]      AIMinvestments.com

AIM AGGRESSIVE GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

    Below you will find a presentation of your Fund's performance record for periods ended April 30, 2005, the close of the six-month period covered by this report.

    Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

    In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns as of March 31, 2005, the most recent calendar quarter-end.

========================================     ========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
As of 4/30/05, including applicable          As of 3/31/05, including applicable sales
sales charges                                charges

CLASS A SHARES                               CLASS A SHARES
Inception (5/1/84)                11.10%     Inception (5/1/84)                11.39%
10 Years                           6.22      10 Years                           6.93
 5 Years                          -9.25       5 Years                          -9.59
 1 Year                           -3.12       1 Year                           -0.69

CLASS B SHARES                               CLASS B SHARES
Inception (3/1/99)                 2.85%     Inception (3/1/99)                 3.72%
 5 Years                          -9.21       5 Years                          -9.53
 1 Year                           -3.22       1 Year                           -0.65

CLASS C SHARES                               CLASS C SHARES
Inception (3/1/99)                 2.85%     Inception (3/1/99)                 3.72%
 5 Years                          -8.92       5 Years                          -9.24
 1 Year                            0.78       1 Year                            3.47

CLASS R SHARES                               CLASS R SHARES
10 Years                           6.54%     10 Years                           7.26%
 5 Years                          -8.47       5 Years                          -8.80
 1 Year                            2.36       1 Year                            4.81

========================================     ========================================

CLASS R SHARES' INCEPTION DATE IS JUNE       PERFORMANCE FIGURES REFLECT REINVESTED        5% BEGINNING AT THE TIME OF PURCHASE TO
30, 2002. RETURNS SINCE THAT DATE ARE        DISTRIBUTIONS, CHANGES IN NET ASSET           0% AT THE BEGINNING OF THE SEVENTH YEAR.
HISTORICAL RETURNS. ALL OTHER RETURNS        VALUE AND THE EFFECT OF THE MAXIMUM           THE CDSC ON CLASS C SHARES IS 1% FOR THE
ARE BLENDED RETURNS OF HISTORICAL CLASS      SALES CHARGE UNLESS OTHERWISE STATED.         FIRST YEAR AFTER PURCHASE. CLASS R
R SHARE PERFORMANCE AND RESTATED CLASS A     PERFORMANCE FIGURES DO NOT REFLECT            SHARES DO NOT HAVE A FRONT-END SALES
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      DEDUCTION OF TAXES A SHAREHOLDER WOULD        CHARGE; RETURNS SHOWN ARE AT NET ASSET
THE INCEPTION DATE OF CLASS R SHARES) AT     PAY ON FUND DISTRIBUTIONS OR SALE OF          VALUE AND DO NOT REFLECT A 0.75% CDSC
NET ASSET VALUE, ADJUSTED TO REFLECT THE     FUND SHARES. INVESTMENT RETURN AND            THAT MAY BE IMPOSED ON A TOTAL
HIGHER RULE 12b-1 FEES APPLICABLE TO         PRINCIPAL VALUE WILL FLUCTUATE SO THAT        REDEMPTION OF RETIREMENT PLAN ASSETS
CLASS R SHARES.                              YOU MAY HAVE A GAIN OR LOSS WHEN YOU          WITHIN THE FIRST YEAR.
                                             SELL SHARES.
THE PERFORMANCE DATA QUOTED REPR ESENT                                                         HAD THE ADVISOR NOT WAIVED FEES
PAST PERFORMANCE AND CANNOT GUARANTEE            CLASS A SHARE PERFORMANCE REFLECTS        AND/OR REIMBURSED EXPENSES IN THE PAST,
COMPARABLE FUTURE RESULTS; CURRENT           THE MAXIMUM 5.50% SALES CHARGE, AND           CLASS A AND CLASS R SHAR E PERFORMANCE
PERFORMANCE MAY BE LOWER OR HIGHER.          CLASS B AND CLASS C SHARE PERFORMANCE         WOULD HAVE BEEN LOWER.
PLEASE VISIT AIMINVESTMENTS.COM FOR THE      REFLECTS THE APPLICABLE CONTINGENT
MOST RECENT MONTH-END PERFORMANCE.           DEFERRED SALES CHARGE (CDSC) FOR THE              THE PERFORMANCE OF THE FUND'S SHARE
                                             PERIOD INVOLVED. THE CDSC ON CLASS B          CLASSES WILL DIFFER DUE TO DIFFERENT
                                             SHARES DECLINES FROM                          SALES CHARGE STRUCTURES AND CLASS
                                                                                           EXPENSES.

SUPPLEMENT TO SEMIANNUAL REPORT DATED 4/30/05

AIM AGGRESSIVE GROWTH FUND

                                             ========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                  PLEASE NOTE THAT PAST PERFORMANCE IS NOT
                                             For periods ended 4/30/05                     INDICATIVE OF FUTURE RESULTS. MORE
The following information has been                                                         RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      Inception (3/15/02)                0.93%      THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview      1 Year                            3.15       REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings.                   6 Months*                         0.51       ASSET VALUE. INVESTMENT RETURN AND
Institutional Class shares are offered       ========================================      PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
exclusively to institutional investors,                                                    SHARES, WHEN REDEEMED, MAY BE WORTH MORE
including defined contribution plans                                                       OR LESS THAN THEIR ORIGINAL COST. SEE
that meet certain criteria.                  ========================================      FULL REPORT FOR INFORMATION ON
                                             AVERAGE ANNUAL TOTAL RETURNS                  COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                             For periods ended 3/31/05, most recent        YOUR FUND PROSPECTUS FOR MORE
                                             calendar quarter-end                          INFORMATION. FOR THE MOST CURRENT
                                                                                           MONTH-END PERFORMANCE, PLEASE CALL
                                             Inception (3/15/02)                2.52%      800-451-4246 OR VISIT
                                              1 Year                            5.65       AIMINVESTMENTS.COM.
                                              6 Months*                         9.83

                                             *Cumulative total return that has not
                                             been annualized
                                             ========================================

                                             INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                             CHARGE; THEREFORE, PERFORMANCE IS AT
                                             NAV. INSTITUTIONAL CLASS SHARES WOULD
                                             HAVE HAD DIFFERENT RETURNS DUE TO
                                             DIFFERENCES IN THE EXPENSE STRUCTURE OF
                                             THE INSTITUTIONAL CLASS.


                                   Over for information on your Fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMINVESTMENTS.COM     AGRO-INS-2     [YOUR GOALS. OUR SOLUTIONS.]    [AIM INVESTMENTS LOGO APPEARS HERE]
                                       --Registered Trademark--              --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      expenses that you paid over the period.       months ended April 30, 2005, appears in
                                             Simply divide your account value by           the table on the front of this
As a shareholder of the Fund, you incur      $1,000 (for example, an $8,600 account        supplement. The hypothetical account
ongoing costs, including management fees     value divided by $1,000 = 8.6), then          values and expenses may not be used to
and other Fund expenses. This example is     multiply the result by the number in the      estimate the actual ending account
intended to help you understand your         table under the heading entitled "Actual      balance or expenses you paid for the
ongoing costs (in dollars) of investing      Expenses Paid During Period" to esti-         period. You may use this information to
in the Fund and to compare these costs       mate the expenses you paid on your            compare the ongoing costs of investing
with ongoing costs of investing in other     account during this period.                   in the Fund and other funds. To do so,
mutual funds. The example is based on an                                                   compare this 5% hypothetical example
investment of $1,000 invested at the         HYPOTHETICAL EXAMPLE FOR COMPARISON           with the 5% hypothetical examples that
beginning of the period and held for the     PURPOSES                                      appear in the shareholder reports of the
entire period November 1, 2004, through                                                    other funds.
April 30, 2005.                              The table below also provides
                                             information about hypothetical account            Please note that the expenses shown
ACTUAL EXPENSES                              values and hypothetical expenses based        in the table are meant to highlight your
                                             on the Fund's actual expense ratio and        ongoing costs only. Therefore, the
The table below provides information         an assumed rate of return of 5% per year      hypothetical information is useful in
about actual account values and actual       before expenses, which is not the Fund's      comparing ongoing costs only, and will
expenses. You may use the information in     actual return. The Fund's actual cumu-        not help you determine the relative
this table, together with the amount you     lative total return after expenses for        total costs of owning different funds.
invested, to estimate the                    the six

====================================================================================================================================

                                                               ACTUAL                              HYPOTHETICAL
                                                                                        (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING ACCOUNT         ENDING ACCOUNT            EXPENSES        ENDING ACCOUNT           EXPENSES
    SHARE                  VALUE                   VALUE               PAID DURING           VALUE               PAID DURING
    CLASS                (11/1/04)              (4/30/05)(1)            PERIOD(2)          (4/30/05)              PERIOD(2)
Institutional            $1,000.00               $1,005.10                $3.98            $1,020.83                $4.01


(1) The actual ending account value is based on the actual total return of the Fund for the period November 1, 2004, to April 30,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended April 30, 2005, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.80% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

====================================================================================================================================

AIMINVESTMENTS.COM          AGRO-INS-2

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2005
(Unaudited)


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.65%

ADVERTISING-1.51%

Lamar Advertising Co.-Class A(a)                  700,000   $   26,166,000
==========================================================================

AEROSPACE & DEFENSE-0.72%

L-3 Communications Holdings, Inc.                 175,000       12,419,750
==========================================================================

APPAREL RETAIL-1.26%

Aeropostale, Inc.(a)                              400,000       11,172,000
--------------------------------------------------------------------------
Hot Topic, Inc.(a)                                531,000       10,614,690
==========================================================================
                                                                21,786,690
==========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.71%

Fossil, Inc.(a)                                   530,000       12,327,800
==========================================================================

APPLICATION SOFTWARE-2.22%

Amdocs Ltd. (United Kingdom)(a)                   400,000       10,684,000
--------------------------------------------------------------------------
BEA Systems, Inc.(a)                            1,250,000        8,625,000
--------------------------------------------------------------------------
Synopsys, Inc.(a)                                 579,947        9,534,329
--------------------------------------------------------------------------
TIBCO Software Inc.(a)                          1,350,000        9,639,000
==========================================================================
                                                                38,482,329
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-3.84%

Affiliated Managers Group, Inc.(a)                250,000       15,632,500
--------------------------------------------------------------------------
Investors Financial Services Corp.                850,000       35,657,500
--------------------------------------------------------------------------
Nuveen Investments-Class A                        443,700       15,081,363
==========================================================================
                                                                66,371,363
==========================================================================

BIOTECHNOLOGY-3.75%

Amylin Pharmaceuticals, Inc.(a)                   675,000       11,475,000
--------------------------------------------------------------------------
Eyetech Pharmaceuticals Inc.(a)                   370,000        8,506,300
--------------------------------------------------------------------------
MedImmune, Inc.(a)                                500,000       12,685,000
--------------------------------------------------------------------------
Neurocrine Biosciences, Inc.(a)                   350,000       12,236,000
--------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(a)                      165,000        7,810,275
--------------------------------------------------------------------------
QLT Inc. (Canada)(a)(b)                         1,130,000       12,113,600
==========================================================================
                                                                64,826,175
==========================================================================

BREWERS-0.71%

Molson Coors Brewing Co.-Class B                  200,000       12,350,000
==========================================================================

BROADCASTING & CABLE TV-2.92%

Radio One, Inc.-Class D(a)                      1,100,000       14,377,000
--------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)        1,375,000       36,148,750
==========================================================================
                                                                50,525,750
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


BUILDING PRODUCTS-1.08%

American Standard Cos. Inc.                       300,000   $   13,413,000
--------------------------------------------------------------------------
York International Corp.                          135,000        5,282,550
==========================================================================
                                                                18,695,550
==========================================================================

CASINOS & GAMING-1.25%

Aztar Corp.(a)                                    400,000       10,924,000
--------------------------------------------------------------------------
International Game Technology                     400,000       10,756,000
==========================================================================
                                                                21,680,000
==========================================================================

COMMUNICATIONS EQUIPMENT-1.00%

Juniper Networks, Inc.(a)                         625,000       14,118,750
--------------------------------------------------------------------------
Tekelec(a)                                        231,169        3,146,210
==========================================================================
                                                                17,264,960
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.87%

Best Buy Co., Inc.                                300,000       15,102,000
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.97%

Brocade Communications Systems, Inc.(a)         1,500,000        6,540,000
--------------------------------------------------------------------------
Electronics for Imaging, Inc.(a)                  625,000       10,262,500
==========================================================================
                                                                16,802,500
==========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.48%

Terex Corp.(a)                                    224,000        8,373,120
==========================================================================

CONSUMER ELECTRONICS-0.45%

Harman International Industries, Inc.             100,000        7,858,000
==========================================================================

CONSUMER FINANCE-0.62%

SLM Corp.                                         225,000       10,719,000
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-7.89%

Affiliated Computer Services, Inc.-Class A(a)     350,000       16,684,500
--------------------------------------------------------------------------
Alliance Data Systems Corp.(a)                  1,000,000       40,400,000
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   575,000       24,322,500
--------------------------------------------------------------------------
Iron Mountain Inc.(a)                             825,000       24,502,500
--------------------------------------------------------------------------
Paychex, Inc.                                   1,000,000       30,600,000
==========================================================================
                                                               136,509,500
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.95%

ARAMARK Corp.-Class B                             600,000       14,706,000
--------------------------------------------------------------------------
Career Education Corp.(a)                         267,000        8,394,480
--------------------------------------------------------------------------
ChoicePoint Inc.(a)                               471,500       18,610,105
--------------------------------------------------------------------------
Cintas Corp.                                      450,000       17,365,500
--------------------------------------------------------------------------
CoStar Group Inc.(a)                              205,000        8,107,750
--------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-(CONTINUED)

Jackson Hewitt Tax Service Inc.                   625,000   $   11,512,500
--------------------------------------------------------------------------
Sirva Inc.(a)                                   1,000,000        6,980,000
==========================================================================
                                                                85,676,335
==========================================================================

ELECTRIC UTILITIES-0.60%

DPL Inc.                                          405,000       10,303,200
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.60%

EnerSys(a)                                      1,100,000       10,373,000
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.56%

Amphenol Corp.-Class A                            250,000        9,860,000
--------------------------------------------------------------------------
Cogent Inc.(a)                                    375,000        8,437,500
--------------------------------------------------------------------------
Tektronix, Inc.                                   400,000        8,664,000
==========================================================================
                                                                26,961,500
==========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.27%

Molex Inc.                                        183,800        4,670,358
==========================================================================

GENERAL MERCHANDISE STORES-0.61%

Tuesday Morning Corp.(a)                          400,000       10,504,000
==========================================================================

HEALTH CARE EQUIPMENT-7.77%

Biomet, Inc.                                      500,000       19,345,000
--------------------------------------------------------------------------
Cytyc Corp.(a)                                    900,000       19,179,000
--------------------------------------------------------------------------
Fisher Scientific International Inc.(a)           425,000       25,236,500
--------------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                         425,000       26,116,250
--------------------------------------------------------------------------
Kyphon Inc.(a)                                    425,000       11,113,750
--------------------------------------------------------------------------
PerkinElmer, Inc.                                 500,000        9,250,000
--------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   305,000       10,290,700
--------------------------------------------------------------------------
Waters Corp.(a)                                   350,000       13,870,500
==========================================================================
                                                               134,401,700
==========================================================================

HEALTH CARE FACILITIES-0.59%

Triad Hospitals, Inc.(a)                          200,000       10,250,000
==========================================================================

HEALTH CARE SERVICES-3.35%

Caremark Rx, Inc.(a)                              475,000       19,023,750
--------------------------------------------------------------------------
Cerner Corp.(a)(c)                                210,000       12,192,600
--------------------------------------------------------------------------
DaVita, Inc.(a)                                   450,000       18,135,000
--------------------------------------------------------------------------
Omnicare, Inc.                                    250,000        8,667,500
==========================================================================
                                                                58,018,850
==========================================================================

HEALTH CARE SUPPLIES-1.88%

Advanced Medical Optics, Inc.(a)                  435,000       16,086,300
--------------------------------------------------------------------------
Cooper Cos., Inc. (The)                           100,000        6,755,000
--------------------------------------------------------------------------
Millipore Corp.(a)                                200,000        9,644,000
==========================================================================
                                                                32,485,300
==========================================================================

HOTELS, RESORTS & CRUISE LINES-1.09%

Royal Caribbean Cruises Ltd. (Liberia)            450,000       18,909,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


HOUSEHOLD APPLIANCES-1.01%

Blount International, Inc.(a)                   1,173,900   $   17,385,459
==========================================================================

INDUSTRIAL CONGLOMERATES-1.09%

Textron Inc.                                      250,000       18,837,500
==========================================================================

INDUSTRIAL GASES-0.30%

Airgas, Inc.                                      239,000        5,238,880
==========================================================================

INDUSTRIAL MACHINERY-1.21%

Dover Corp.                                       300,000       10,908,000
--------------------------------------------------------------------------
Pentair, Inc.                                     250,000        9,945,000
==========================================================================
                                                                20,853,000
==========================================================================

INTERNET SOFTWARE & SERVICES-0.76%

VeriSign, Inc.(a)                                 500,000       13,230,000
==========================================================================

IT CONSULTING & OTHER SERVICES-0.99%

Acxiom Corp.                                      500,000        9,500,000
--------------------------------------------------------------------------
Perot Systems Corp.-Class A(a)                    600,000        7,578,000
==========================================================================
                                                                17,078,000
==========================================================================

METAL & GLASS CONTAINERS-0.53%

Owens-Illinois, Inc.(a)                           375,000        9,195,000
==========================================================================

MOVIES & ENTERTAINMENT-0.88%

Regal Entertainment Group-Class A                 750,000       15,217,500
==========================================================================

OFFICE SERVICES & SUPPLIES-0.78%

Mine Safety Appliances Co.                        380,000       13,566,000
==========================================================================

OIL & GAS DRILLING-1.33%

ENSCO International Inc.                          525,000       17,115,000
--------------------------------------------------------------------------
Rowan Cos., Inc.                                  225,000        5,969,250
==========================================================================
                                                                23,084,250
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.49%

BJ Services Co.                                   175,000        8,531,250
==========================================================================

PAPER PRODUCTS-0.21%

Sappi Ltd.-ADR (South Africa)                     371,500        3,707,570
==========================================================================

PHARMACEUTICALS-4.54%

Endo Pharmaceuticals Holdings Inc.(a)             500,000        9,925,000
--------------------------------------------------------------------------
Impax Laboratories, Inc.(a)                       400,000        6,508,000
--------------------------------------------------------------------------
IVAX Corp.(a)                                     937,500       17,718,750
--------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A              542,200       15,235,820
--------------------------------------------------------------------------
MGI Pharma, Inc.(a)                               720,000       15,876,000
--------------------------------------------------------------------------
Valeant Pharmaceuticals International             636,900       13,215,675
==========================================================================
                                                                78,479,245
==========================================================================

PUBLISHING-0.63%

Dow Jones & Co., Inc.                             325,000       10,868,000
==========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.75%

CB Richard Ellis Group, Inc.-Class A(a)           375,000       13,031,250
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

REGIONAL BANKS-1.91%

Amegy Bancorp., Inc.                              800,000   $   13,280,000
--------------------------------------------------------------------------
North Fork Bancorp., Inc.                         700,000       19,705,000
==========================================================================
                                                                32,985,000
==========================================================================

RESTAURANTS-1.65%

RARE Hospitality International, Inc.(a)           500,000       13,910,000
--------------------------------------------------------------------------
Ruby Tuesday, Inc.                                650,000       14,625,000
==========================================================================
                                                                28,535,000
==========================================================================

SEMICONDUCTOR EQUIPMENT-2.23%

KLA-Tencor Corp.                                  540,600       21,094,212
--------------------------------------------------------------------------
Novellus Systems, Inc.(a)                         750,000       17,572,500
==========================================================================
                                                                38,666,712
==========================================================================

SEMICONDUCTORS-8.51%

Altera Corp.(a)                                   775,000       16,065,750
--------------------------------------------------------------------------
AMIS Holdings, Inc.(a)                          1,124,900       12,666,374
--------------------------------------------------------------------------
ATI Technologies Inc. (Canada)(a)                 875,000       12,950,000
--------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         475,000       14,207,250
--------------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)               850,000       15,529,500
--------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   700,000       26,180,000
--------------------------------------------------------------------------
Microchip Technology Inc.                       1,000,000       28,480,000
--------------------------------------------------------------------------
Micron Technology, Inc.(a)                        875,000        8,496,250
--------------------------------------------------------------------------
Semtech Corp.(a)                                  750,000       12,667,500
==========================================================================
                                                               147,242,624
==========================================================================

SOFT DRINKS-0.73%

Coca-Cola Enterprises Inc.                        625,000       12,687,500
==========================================================================

SPECIALIZED FINANCE-0.57%

Chicago Mercantile Exchange Holdings Inc.          50,000        9,776,000
==========================================================================

SPECIALTY CHEMICALS-0.98%

Nalco Holding Co.(a)                              393,300        7,079,400
--------------------------------------------------------------------------
Rohm & Haas Co.                                   225,000        9,823,500
==========================================================================
                                                                16,902,900
==========================================================================

SPECIALTY STORES-4.11%

Bed Bath & Beyond Inc.(a)                         400,000       14,884,000
--------------------------------------------------------------------------
Linens 'n Things, Inc.(a)                         750,000       17,497,500
--------------------------------------------------------------------------
PETCO Animal Supplies, Inc.(a)                    550,000       17,215,000
--------------------------------------------------------------------------
Staples, Inc.                                   1,125,000       21,453,750
==========================================================================
                                                                71,050,250
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


SYSTEMS SOFTWARE-1.58%

Internet Security Systems, Inc.(a)                302,100   $    5,875,845
--------------------------------------------------------------------------
McAfee Inc.(a)                                    600,000       12,546,000
--------------------------------------------------------------------------
RSA Security Inc.(a)                              833,000        8,946,420
==========================================================================
                                                                27,368,265
==========================================================================

TECHNOLOGY DISTRIBUTORS-1.42%

CDW Corp.                                         450,000       24,610,500
==========================================================================

THRIFTS & MORTGAGE FINANCE-1.34%

Independence Community Bank Corp.                 400,000       14,272,000
--------------------------------------------------------------------------
New York Community Bancorp, Inc.(b)               500,000        8,850,000
==========================================================================
                                                                23,122,000
==========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.60%

WESCO International, Inc.(a)                      428,000       10,349,040
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,672,089,105)                        1,672,412,425
==========================================================================

MONEY MARKET FUNDS-3.33%

Liquid Assets Portfolio-Institutional
  Class(d)                                     28,814,361       28,814,361
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    28,814,361       28,814,361
==========================================================================
    Total Money Market Funds (Cost
      $57,628,722)                                              57,628,722
==========================================================================
TOTAL INVESTMENTS-99.98% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,729,717,827)                                            1,730,041,147
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.50%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                   4,312,476        4,312,476
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(d)(e)                                   4,312,476        4,312,476
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $8,624,952)                                          8,624,952
==========================================================================
TOTAL INVESTMENTS-100.48% (Cost
  $1,738,342,779)                                            1,738,666,099
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.48%)                           (8,222,318)
==========================================================================
NET ASSETS-100.00%                                          $1,730,443,781
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at April 30, 2005.
(c) A portion of this security is subject to call options written. See Note 1F and Note 9.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.
See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,672,089,105)*                            $1,672,412,425
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $66,253,674)                              66,253,674
============================================================
    Total investments (cost $1,738,342,779)    1,738,666,099
============================================================
Cash                                                 430,787
------------------------------------------------------------
Receivables for:
  Investments sold                                51,570,142
------------------------------------------------------------
  Fund shares sold                                   645,511
------------------------------------------------------------
  Dividends                                          884,416
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               122,564
------------------------------------------------------------
Other assets                                          37,058
============================================================
    Total assets                               1,792,356,577
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           45,868,921
------------------------------------------------------------
  Fund shares reacquired                           3,945,753
------------------------------------------------------------
  Options written, at market value (premiums
    received $894,670)                             1,039,500
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 277,955
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                         8,624,952
------------------------------------------------------------
Accrued distribution fees                            527,070
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             3,991
------------------------------------------------------------
Accrued transfer agent fees                        1,365,362
------------------------------------------------------------
Accrued operating expenses                           259,292
============================================================
    Total liabilities                             61,912,796
============================================================
Net assets applicable to shares outstanding   $1,730,443,781
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $2,042,444,909
------------------------------------------------------------
Undistributed net investment income (loss)        (7,810,218)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts    (304,369,400)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and option contracts                    178,490
============================================================
                                              $1,730,443,781
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,436,493,212
____________________________________________________________
============================================================
Class B                                       $  225,604,269
____________________________________________________________
============================================================
Class C                                       $   61,741,279
____________________________________________________________
============================================================
Class R                                       $    2,893,402
____________________________________________________________
============================================================
Institutional Class                           $    3,711,619
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          149,077,981
____________________________________________________________
============================================================
Class B                                           24,708,549
____________________________________________________________
============================================================
Class C                                            6,762,746
____________________________________________________________
============================================================
Class R                                              302,664
____________________________________________________________
============================================================
Institutional Class                                  378,464
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         9.64
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.64 divided by
      94.50%)                                 $        10.20
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $         9.13
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $         9.13
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $         9.56
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $         9.81
____________________________________________________________
============================================================

* At April 30, 2005, securities with an aggregate market value of $8,607,138 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends                                                     $   5,692,958
---------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $26,928 after rebates of
  $1,816,491)                                                     1,329,242
===========================================================================
    Total investment income                                       7,022,200
===========================================================================

EXPENSES:

Advisory fees                                                     6,107,255
---------------------------------------------------------------------------
Administrative services fees                                        218,543
---------------------------------------------------------------------------
Custodian fees                                                      104,525
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         1,987,892
---------------------------------------------------------------------------
  Class B                                                         1,237,604
---------------------------------------------------------------------------
  Class C                                                           346,921
---------------------------------------------------------------------------
  Class R                                                             7,650
---------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C & R                          4,188,297
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                            1,065
---------------------------------------------------------------------------
Trustees' and officer's fees and benefits                            43,044
---------------------------------------------------------------------------
Other                                                               395,650
===========================================================================
    Total expenses                                               14,638,446
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                      (62,902)
===========================================================================
    Net expenses                                                 14,575,544
===========================================================================
Net investment income (loss)                                     (7,553,344)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities (includes gains from securities sold
    to affiliates of $3,518,942)                                284,356,269
---------------------------------------------------------------------------
  Option contracts written                                        2,927,072
===========================================================================
                                                                287,283,341
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (266,505,753)
---------------------------------------------------------------------------
  Option contracts written                                           25,372
===========================================================================
                                                               (266,480,381)
===========================================================================
Net gain from investment securities and option contracts         20,802,960
===========================================================================
Net increase in net assets resulting from operations          $  13,249,616
___________________________________________________________________________
===========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2005 and the year ended October 31, 2004 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (7,553,344)   $  (21,355,366)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and option
    contracts                                                    287,283,341       456,200,097
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                  (266,480,381)     (288,045,284)
==============================================================================================
    Net increase in net assets resulting from operations          13,249,616       146,799,447
==============================================================================================
Share transactions-net:
  Class A                                                       (216,309,735)     (469,733,957)
----------------------------------------------------------------------------------------------
  Class B                                                        (23,412,369)      (28,990,427)
----------------------------------------------------------------------------------------------
  Class C                                                         (9,786,533)      (14,524,768)
----------------------------------------------------------------------------------------------
  Class R                                                             60,180         1,554,735
----------------------------------------------------------------------------------------------
  Institutional Class                                              3,737,875        (2,730,852)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (245,710,582)     (514,425,269)
==============================================================================================
    Net increase (decrease) in net assets                       (232,460,966)     (367,625,822)
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,962,904,747     2,330,530,569
==============================================================================================
  End of period (including undistributed net investment
    income (loss) of $(7,810,218) and $(256,874),
    respectively)                                             $1,730,443,781    $1,962,904,747
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE
NET ASSETS                                                       RATE
----------------------------------------------------------------------
First $150 million                                               0.80%
----------------------------------------------------------------------
Over $150 million                                               0.625%
______________________________________________________________________
======================================================================


       AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

       For the six months ended April 30, 2005, AIM waived fees of $13,901.

       For the six months ended April 30, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $20,795 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

       The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended April 30, 2005, AIM was paid $218,543.

       The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended April 30, 2005, the Fund paid AISI $4,188,297 for Class A, Class B, Class C and Class R share classes and $1,065 for Institutional Class shares.

       The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2005, the Class A, Class B, Class C and Class R shares paid $1,987,892, $1,237,604, $346,921 and $7,650, respectively.

       Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2005, ADI advised the Fund that it retained $92,801 in front-end sales commissions from the sale of Class A shares and $4,696, $43,974, $4,385 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

       Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended April 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                             UNREALIZED
                          MARKET VALUE     PURCHASES      PROCEEDS FROM     APPRECIATION     MARKET VALUE     DIVIDEND
FUND                        10/31/04        AT COST           SALES        (DEPRECIATION)      04/30/05        INCOME
-----------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio-
  Institutional Class     $48,442,076     $354,337,510    $(373,965,225)       $   --        $28,814,361     $  645,683
-----------------------------------------------------------------------------------------------------------------------
STIC Prime
 Portfolio-Institutional
  Class                    48,442,076      354,337,510    (373,965,225)            --         28,814,361        656,631
=======================================================================================================================
  Subtotal                $96,884,152     $708,675,020    $(747,930,450)       $   --        $57,628,722     $1,302,314
_______________________________________________________________________________________________________________________
=======================================================================================================================


                           REALIZED
FUND                      GAIN (LOSS)
------------------------
Liquid Assets Portfolio-
  Institutional Class       $   --
------------------------
STIC Prime
 Portfolio-Institutional
  Class                         --
========================
  Subtotal                  $   --
________________________
========================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                              PROCEEDS          UNREALIZED
                           MARKET VALUE     PURCHASES           FROM           APPRECIATION     MARKET VALUE     DIVIDEND
FUND                         10/31/04        AT COST            SALES         (DEPRECIATION)      04/30/05       INCOME*
--------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-Institutional
  Class                    $127,900,554    $ 59,176,773    $  (182,764,851)       $   --        $ 4,312,476     $   13,350
--------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class      127,900,554       58,845,661       (182,433,739)           --          4,312,476         13,578
__________________________________________________________________________________________________________________________
==========================================================================================================================
  Subtotal                 $255,801,108    $118,022,434    $  (365,198,590)       $   --        $ 8,624,952     $   26,928
==========================================================================================================================
  Total                    $352,685,260    $826,697,454    $(1,113,129,040)       $   --        $66,253,674     $1,329,242
__________________________________________________________________________________________________________________________
==========================================================================================================================


                            REALIZED
FUND                       GAIN (LOSS)
-------------------------
Liquid Assets
  Portfolio-Institutional
  Class                      $   --
-------------------------
STIC Prime Portfolio-
  Institutional Class            --
_________________________
=========================
  Subtotal                   $   --
=========================
  Total                      $   --
_________________________
=========================

* Net of rebates.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended April 30, 2005, the Fund engaged in securities purchases of $14,639,624 and sales of $24,480,661, which resulted in net realized gains of $3,518,942.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended April 30, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $28,206.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended April 30, 2005, the Fund paid legal fees of $5,289 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2005, securities with an aggregate value of $8,607,138 were on loan to brokers. The loans were secured by cash collateral of $8,624,952 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended April 30, 2005, the Fund received dividends on cash collateral of $26,928 for securities lending transactions, which are net of rebates.

NOTE 9--OPTION CONTRACTS WRITTEN

                            TRANSACTIONS DURING THE PERIOD
--------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
--------------------------------------------------------------------------------------
Beginning of period                                             16,109     $   830,758
--------------------------------------------------------------------------------------
Written                                                         40,896       4,782,450
--------------------------------------------------------------------------------------
Closed                                                          (8,000)       (730,416)
--------------------------------------------------------------------------------------
Exercised                                                      (11,375)     (1,036,938)
--------------------------------------------------------------------------------------
Expired                                                        (35,530)     (2,951,184)
======================================================================================
End of period                                                    2,100     $   894,670
______________________________________________________________________________________
======================================================================================

                                            OPEN CALL OPTIONS WRITTEN AT PERIOD END
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                     APRIL 30,
                                                                                                        2005        UNREALIZED
                                                      CONTRACT    STRIKE    NUMBER OF    PREMIUMS      MARKET      APPRECIATION
                                                       MONTH      PRICE     CONTRACTS    RECEIVED      VALUE       DEPRECIATION
-------------------------------------------------------------------------------------------------------------------------------
Cerner Corp.                                           Jun-05      $55        2,100      $894,670    $1,039,500     $(144,830)
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 10--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                $125,040,407
-----------------------------------------------------------------------------
October 31, 2010                                                 463,739,024
=============================================================================
Total capital loss carryforward                                 $588,779,431
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2005 was $1,757,362,997 and $1,974,761,207, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $120,864,846
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (120,799,591)
==============================================================================
Net unrealized appreciation of investment securities             $     65,255
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,738,600,844.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 2005                 OCTOBER 31, 2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       5,661,755    $  56,828,822     19,503,343    $ 183,246,538
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,430,698       13,608,333      2,785,031       24,931,760
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         560,427        5,341,131      1,454,243       13,022,624
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                          66,443          664,409        233,461        2,175,865
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             466,025        4,770,693             --               --
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         192,845        1,939,103        366,882        3,476,875
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (203,182)      (1,939,103)      (384,365)      (3,476,875)
==========================================================================================================================
Reacquired:
  Class A                                                     (27,322,010)    (275,077,660)   (69,860,562)    (656,457,370)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,676,528)     (35,081,599)    (5,651,768)     (50,445,312)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,585,192)     (15,127,664)    (3,075,625)     (27,547,392)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (60,437)        (604,229)       (66,756)        (621,130)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (100,702)      (1,032,818)      (272,069)      (2,730,852)
==========================================================================================================================
                                                              (24,569,858)   $(245,710,582)   (54,968,185)   $(514,425,269)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are two entities that are record owners of more than 5% of the outstanding shares of the Fund and in aggregate they own 16% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third part record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 13--SIGNIFICANT EVENT

The Board of Trustees of the Trust ("Buyer") unanimously approved, on March 22, 2005, an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund ("Buying Fund") a series of Buyer, would acquire all of the assets of AIM Emerging Growth Fund and AIM Libra Fund ("Selling Funds"), a series of AIM Equity Funds and AIM Investment Funds, respectively ("the Reorganization"). Upon closing of the transaction, shareholders of Selling Funds will receive a corresponding class of shares of Buying Fund in exchange for their shares of Selling Funds, and Selling Funds will cease operations.

  The Agreement requires approval of Selling Funds' shareholders. The Fund currently intends to submit the Agreement to the shareholders for their consideration at a meeting to be held on or around June 28, 2005. Additional information regarding the Agreement will be included in proxy materials to be mailed to shareholders for consideration. If the Agreement is approved by the shareholders of Selling Funds and certain conditions required by the Agreement are satisfied, the transaction is expected to become effective shortly thereafter.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A
                                     --------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                       ENDED                                    YEAR ENDED OCTOBER 31,
                                     APRIL 30,        ---------------------------------------------------------------------------
                                        2005             2004          2003             2002             2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                             $    9.62        $     8.99    $     7.30       $     8.68       $    18.41       $    13.90
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)           (0.04)            (0.08)(a)      (0.07)(a)       (0.09)(a)        (0.09)(a)        (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)        0.06              0.71          1.76            (1.29)           (6.34)           11.08
=================================================================================================================================
    Total from investment
      operations                          0.02              0.63          1.69            (1.38)           (6.43)           10.95
=================================================================================================================================
Less distributions from net
  realized gains                            --                --            --               --            (3.30)           (6.44)
=================================================================================================================================
Net asset value, end of period       $    9.64        $     9.62    $     8.99       $     7.30       $     8.68       $    18.41
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                           0.21%             7.01%        23.15%          (15.90)%         (40.51)%          47.53%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                           $1,436,493       $1,640,288    $1,983,600       $1,798,318       $2,516,407       $4,444,515
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                  1.41%(c)          1.29%(d)       1.30%           1.32%            1.17%            1.04%
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets           (0.67)%(c)        (0.86)%       (0.96)%          (1.00)%          (0.79)%          (0.77)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                  98%              115%           78%              68%              89%              79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized based on average daily net assets of $1,603,492,960.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.30%.
(e)  Not annualized for periods less than one year.

                                                                                 CLASS B
                                         ----------------------------------------------------------------------------------------
                                         SIX MONTHS
                                           ENDED                                  YEAR ENDED OCTOBER 31,
                                         APRIL 30,        -----------------------------------------------------------------------
                                            2005            2004              2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $   9.15        $   8.62          $   7.04       $   8.45       $  18.12       $  13.81
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.07)(d)       (0.14)(a)         (0.13)(a)      (0.15)(a)      (0.17)(a)      (0.29)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)            0.05            0.67              1.71          (1.26)         (6.20)         11.04
=================================================================================================================================
    Total from investment operations         (0.02)           0.53              1.58          (1.41)         (6.37)         10.75
=================================================================================================================================
Less distributions from net realized
  gains                                         --              --                --             --          (3.30)         (6.44)
=================================================================================================================================
Net asset value, end of period            $   9.13        $   9.15          $   8.62       $   7.04       $   8.45       $  18.12
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                              (0.22)%          6.15%            22.44%        (16.69)%       (40.90)%        46.29%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                $225,604        $248,425          $262,098       $226,806       $294,303       $374,010
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets       2.16%(c)        2.04%(d)          2.05%          2.07%          1.94%          1.86%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                      (1.42)%(c)      (1.61)%           (1.71)%        (1.75)%        (1.55)%        (1.59)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                      98%            115%               78%            68%            89%            79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized based on average daily net assets of $249,572,126.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.05%.
(e)  Not annualized for periods less than one year.

                                                                                   CLASS C
                                            -------------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                                 YEAR ENDED OCTOBER 31,
                                            APRIL 30,        --------------------------------------------------------------------
                                               2005            2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $   9.15        $   8.62       $   7.04       $   8.45       $  18.11       $  13.81
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (0.07)          (0.14)(a)      (0.13)(a)      (0.15)(a)      (0.17)(a)      (0.29)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     0.05            0.67           1.71          (1.26)         (6.19)         11.03
=================================================================================================================================
    Total from investment operations            (0.02)           0.53           1.58          (1.41)         (6.36)         10.74
=================================================================================================================================
Less distributions from net realized gains         --              --             --             --          (3.30)         (6.44)
=================================================================================================================================
Net asset value, end of period               $   9.13        $   9.15       $   8.62       $   7.04       $   8.45       $  18.11
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                 (0.22)%          6.15%         22.44%        (16.69)%       (40.86)%        46.21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $ 61,741        $ 71,229       $ 81,079       $ 72,676       $ 96,640       $120,591
=================================================================================================================================
Ratio of expenses to average net assets          2.16%(c)        2.04%(d)       2.05%          2.07%          1.94%          1.86%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                            (1.42)%(c)      (1.61)%        (1.71)%        (1.75)%        (1.55)%        (1.59)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                         98%            115%            78%            68%            89%            79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized based on average daily net assets of $69,959,234.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.05%.
(e)  Not annualized for periods less than one year.

                                                                                          CLASS R
                                                              ----------------------------------------------------------------
                                                                                                                 JUNE 3, 2002
                                                              SIX MONTHS               YEAR ENDED                 (DATE SALES
                                                                ENDED                  OCTOBER 31,               COMMENCED) TO
                                                              APRIL 30,        ---------------------------        OCTOBER 31,
                                                                 2005             2004             2003              2002
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   9.55        $     8.96       $     7.29         $   8.89
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.05)            (0.10)(a)        (0.10)(a)        (0.04)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.06              0.69             1.77            (1.56)
==============================================================================================================================
    Total from investment operations                               0.01              0.59             1.67            (1.60)
==============================================================================================================================
Net asset value, end of period                                 $   9.56        $     9.55       $     8.96         $   7.29
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                    0.10%             6.58%           22.91%          (18.00)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $  2,893        $    2,834       $    1,164         $    137
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                            1.66%(c)          1.54%(d)         1.55%            1.62%(e)
==============================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.92)%(c)        (1.11)%          (1.21)%          (1.30)%(e)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(f)                                           98%              115%              78%              68%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $3,085,426.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.55%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                     INSTITUTIONAL CLASS
                                                              -----------------------------------------------------------------
                                                                                                                 MARCH 15, 2002
                                                              SIX MONTHS               YEAR ENDED                 (DATE SALES
                                                                ENDED                  OCTOBER 31,               COMMENCED) TO
                                                              APRIL 30,        ---------------------------        OCTOBER 31,
                                                                 2005             2004             2003               2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   9.76        $     9.08       $     7.32          $   9.53
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.00)            (0.03)(a)        (0.03)(a)         (0.02)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.05              0.71             1.79             (2.19)
===============================================================================================================================
    Total from investment operations                               0.05              0.68             1.76             (2.21)
===============================================================================================================================
Net asset value, end of period                                 $   9.81        $     9.76       $     9.08          $   7.32
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                    0.51%             7.49%           24.04%           (23.19)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $  3,712        $      128       $    2,589          $    138
===============================================================================================================================
Ratio of expenses to average net assets                            0.81%(c)          0.72%(d)         0.71%             0.81%(e)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.07)%(c)        (0.29)%          (0.37)%           (0.49)%(e)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(f)                                           98%              115%              78%               68%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,408,044.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.73%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including, among others, the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and/or investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  As part of the settlements, IFG agreed to pay a total of $325 million (including $110 million in civil penalties). Additionally, AIM and ADI agreed to pay a total of $50 million (including $30 million in civil penalties). These settlement funds will be made available for distribution to the shareholders of the applicable AIM Funds that were harmed by market timing activity, and may (or may not) increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these settlement funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related issues in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
Frank S. Bayley                   President                                     Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Mark H. Williamson
Chair                             Executive Vice President                      INVESTMENT ADVISOR
Albert R. Dowden                                                                A I M Advisors, Inc.
Edward K. Dunn Jr.                Lisa O. Brinkley                              11 Greenway Plaza
Jack M. Fields                    Senior Vice President and Chief Compliance    Suite 100
Carl Frischling                   Officer                                       Houston, TX 77046-1173
Robert H. Graham
Gerald J. Lewis                   Russell C. Burk                               TRANSFER AGENT
Prema Mathai-Davis                Senior Vice President (Senior Officer)        AIM Investment Services, Inc.
Lewis F. Pennock                                                                P.O. Box 4739
Ruth H. Quigley                   Kevin M. Carome                               Houston, TX 77210-4739
Larry Soll                        Senior Vice President, Secretary and Chief
Mark H. Williamson                Legal Officer                                 CUSTODIAN
                                                                                State Street Bank and Trust Company
                                  Sidney M. Dilgren                             225 Franklin Street
                                  Vice President and Treasurer                  Boston, MA 02110-2801
                                  J. Philip Ferguson
                                  Vice President                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
                                  Karen Dunn Kelley                             Andrews & Ingersoll, LLP
                                  Vice President                                1735 Market Street, 51st Floor
                                                                                Philadelphia, PA 19103-7599

                                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                1177 Avenue of the Americas
                                                                                New York, NY 10036-2714

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

      DOMESTIC EQUITY                                            SECTOR EQUITY

AIM Aggressive Growth Fund                            AIM Advantage Health Sciences Fund(1)
AIM Basic Balanced Fund*                              AIM Energy Fund 1
AIM Basic Value Fund                                  AIM Financial Services Fund(1)
AIM Blue Chip Fund                                    AIM Global Health Care Fund
AIM Capital Development Fund                          AIM Global Real Estate Fund
AIM Charter Fund                                      AIM Gold & Precious Metals Fund(1)
AIM Constellation Fund                                AIM Leisure Fund(1)
AIM Diversified Dividend Fund                         AIM Multi-Sector Fund(1)
AIM Dynamics Fund(1)                                  AIM Real Estate Fund(7)
AIM Large Cap Basic Value Fund                        AIM Technology Fund(1)
AIM Large Cap Growth Fund                             AIM Utilities Fund(1)
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(2)
AIM Mid Cap Growth Fund                                           FIXED INCOME
AIM Opportunities I Fund
AIM Opportunities II Fund                             TAXABLE
AIM Opportunities III Fund
AIM Premier Equity Fund                               AIM Floating Rate Fund
AIM S&P 500 Index Fund(1)                             AIM High Yield Fund
AIM Select Equity Fund                                AIM Income Fund
AIM Small Cap Equity Fund(3)                          AIM Intermediate Government Fund
AIM Small Cap Growth Fund(4)                          AIM Limited Maturity Treasury Fund
AIM Small Company Growth Fund(1)                      AIM Money Market Fund
AIM Trimark Endeavor Fund                             AIM Short Term Bond Fund
AIM Trimark Small Companies Fund                      AIM Total Return Bond Fund
AIM Weingarten Fund                                   Premier Portfolio
                                                      Premier U.S. Government Money Portfolio(1)
*Domestic equity and income fund
                                                      TAX-FREE

      INTERNATIONAL/GLOBAL EQUITY                     AIM High Income Municipal Fund
                                                      AIM Municipal Bond Fund
AIM Asia Pacific Growth Fund                          AIM Tax-Exempt Cash Fund
AIM Developing Markets Fund                           AIM Tax-Free Intermediate Fund
AIM European Growth Fund                              Premier Tax-Exempt Portfolio
AIM European Small Company Fund(5)
AIM Global Aggressive Growth Fund
AIM Global Equity Fund                                      AIM ALLOCATION SOLUTIONS
AIM Global Growth Fund
AIM Global Value Fund                                 AIM Conservative Allocation Fund
AIM International Core Equity Fund(1)                 AIM Growth Allocation Fund(8)
AIM International Growth Fund                         AIM Moderate Allocation Fund
AIM International Small Company Fund(6)               AIM Moderate Growth Allocation Fund
AIM Trimark Fund                                      AIM Moderately Conservative Allocation Fund


(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7) As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

    If used after July 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $131 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $375 billion in assets under management. Data as of March 31, 2005.

================================================================================
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
================================================================================

AIMinvestments.com              AGRO-SAR-1              A I M Distributors, Inc.



[YOUR GOALS. OUR SOLUTIONS.]
 --Registered Trademark--

Mutual   Retirement   Annuities   College   Separately   Offshore    Cash
Funds    Products                 Savings   Managed      Products    Management
                                  Plans     Accounts

                                             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                    --Registered Trademark--

                                                              AIM BLUE CHIP FUND

                              Semiannual Report to Shareholders o April 30, 2005


                                  [COVER IMAGE]


   [YOUR GOALS. OUR SOLUTIONS.]              [AIM INVESTMENTS LOGO APPEARS HERE]
     --Registered Trademark--                      --Registered Trademark--

AIM BLUE CHIP FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of April 30, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          panies; the Growth subset measures the        The Fund provides a complete list of its
                                             performance of Russell 1000 companies         holdings four times in each fiscal year,
o Effective September 30, 2003, Class B      with higher price/book ratios and higher      at the quarter-ends. For the second and
shares are not available as an               forecasted growth values.                     fourth quarters, the lists appear in the
investment for retirement plans                                                            Fund's semiannual and annual reports to
maintained pursuant to Section 401 of        o The unmanaged Standard & Poor's             shareholders. For the first and third
the Internal Revenue Code, including         Composite Index of 500 Stocks (the S&P        quarters, the Fund files the lists with
401(k) plans, money purchase pension         500--Registered Trademark-- Index) is an      the Securities and Exchange Commission
plans and profit sharing plans. Plans        index of common stocks frequently used        (SEC) on Form N-Q. Shareholders can look
that have existing accounts invested in      as a general measure of U.S. stock            up the Fund's Forms N-Q on the SEC's Web
Class B shares will continue to be           market performance.                           site at sec.gov. Copies of the Fund's
allowed to make additional purchases.                                                      Forms N-Q may be reviewed and copied at
                                             o The Fund is not managed to track the        the SEC's Public Reference Room at 450
o Class R shares are available only to       performance of any particular index,          Fifth Street, N.W., Washington, D.C.
certain retirement plans. Please see the     including the indexes defined here, and       20549-0102. You can obtain information on
prospectus for more information.             consequently, the performance of the          the operation of the Public Reference
                                             Fund may deviate significantly from the       Room, including information about
o Investor Class shares are closed to        performance of the indexes.                   duplicating fee charges, by calling
most investors. For more information on                                                    1-202-942-8090 or 1-800-732-0330, or by
who may continue to invest in the            o A direct investment cannot be made in       electronic request at the following
Investor Class shares, please see the        an index. Unless otherwise indicated,         e-mail address: publicinfo@sec.gov. The
prospectus.                                  index results include reinvested              SEC file numbers for the Fund are
                                             dividends, and they do not reflect sales      811-1424 and 2-25469. The Fund's most
PRINCIPAL RISKS OF INVESTING IN THE FUND     charges. Performance of an index of           recent portfolio holdings, as filed on
                                             funds reflects fund expenses;                 Form N-Q, are also available at
o The Fund may invest up to 25% of its       performance of a market index does not.       AIMinvestments.com.
assets in the securities of non-U.S.
issuers. International investing             OTHER INFORMATION                             A description of the policies and
presents certain risks not associated                                                      procedures that the Fund uses to
with investing solely in the United          o The returns shown in management's           determine how to vote proxies relating
States. These include risks relating to      discussion of Fund performance are based      to portfolio securities is available
fluctuations in the value of the U.S.        on net asset values calculated for            without charge, upon request, from our
dollar relative to the values of other       shareholder transactions. Generally           Client Services department at
currencies, the custody arrangements         accepted accounting principles require        800-959-4246 or on the AIM Web site,
made for the Fund's foreign holdings,        adjustments to be made to the net assets      AIMinvestments.com. On the home page,
differences in accounting, political         of the Fund at period end for financial       scroll down and click on AIM Funds Proxy
risks and the lesser degree of public        reporting purposes, and as such, the net      Policy. The information is also
information required to be provided by       asset values for shareholder                  available on the SEC's Web site,
non-U.S. companies.                          transactions and the returns based on         sec.gov.
                                             those net asset values may differ from
ABOUT INDEXES USED IN THIS REPORT            the net asset values and returns              Information regarding how the Fund voted
                                             reported in the Financial Highlights.         proxies related to its portfolio
o The unmanaged Lipper Large-Cap Growth                                                    securities during the 12 months ended
Fund Index represents an average of the      o Industry classifications used in this       June 30, 2004, is available at our Web
performance of the 30 largest                report are generally according to the         site. Go to AIMinvestments.com, access
large-capitalization growth funds tracked    Global Industry Classification Standard,      the About Us tab, click on Required
by Lipper, Inc., an independent mutual       which was developed by and is the             Notices and then click on Proxy Voting
fund performance monitor.                    exclusive property and a service mark of      Activity. Next, select the Fund from the
                                             Morgan Stanley Capital International          drop-down menu. The information is also
o The unmanaged Russell 1000--Registered     Inc. and Standard & Poor's.                   available on the SEC's Web site,
Trademark-- Growth Index is a subset of                                                    sec.gov.
the unmanaged Russell 1000--Registered
Trademark-- Index, which represents the
performance of the stocks of
large-capitalization com-


================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM BLUE CHIP FUND

                    DEAR FELLOW SHAREHOLDERS:

                    Most equity market and fund indexes, domestic and
                    international, produced positive total returns for the six
    [GRAHAM         months ended April 30, 2005, but for the most part, those
     PHOTO]         positive numbers reflected gains made during the latter
                    months of 2004. Year-to-date as of April 30, 2005, the
                    returns were far less attractive.

                       High oil prices remained a source of unease; crude oil
 ROBERT H. GRAHAM   remained near or above $50 per barrel throughout the
                    reporting period. The Producer Price Index was up fairly
                    sharply in April, largely due to energy costs. And central bank policy continued to focus on containing short-term
                    inflation via increases in the overnight federal funds
   [WILLIAMSON      interest rate, the rate the Federal Reserve (the Fed) most
      PHOTO]        directly controls. Shortly after the reporting period
                    closed, the Fed raised that rate to 3%; it was the eighth
                    increase since mid-2004. Should the Fed continue to raise
                    rates, this could eventually dampen economic performance,
                    which in fact has been quite good. Gross domestic product
MARK H. WILLIAMSON  grew 4.4% for all of 2004 and the preliminary estimate of annualized growth for the first quarter of 2005 was 3.5%.

                       o Though the growth rate of the manufacturing sector slowed in April and again in May, manufacturing continued to grow, according to the Institute for Supply Management (ISM), whose purchasing manager surveys cover more than 80% of the U.S. economy. In
                           May, manufacturing grew for the 24th consecutive month while the overall economy grew for the 43rd consecutive month, ISM reported.

                       o Though job growth during May was much slower than during April, the unemployment rate remained unchanged at 5.1% as May 2005 ended.

                       o For the first quarter of 2005, earnings for companies included in the Standard & Poor's Composite Index of
                           500 Stocks, an index of the broad U.S. stock market, were up more than 10%, on average, over a year earlier.

                       o Bond yields have not risen as much as might be expected given eight increases in short-term interest rates in less than a year. This may indicate that the bond market is not anticipating a long-term inflationary pattern.

                       After the slow start in 2005, domestic and many
                    international markets began to rally after the close of the reporting period, demonstrating once again how changeable markets are in the short term. Given the elusiveness of accurate short-term market forecasts, as always, we urge our shareholders to:

                       o   keep a long-term investment perspective,

                       o make sure their portfolio of investments is suitably diversified, and

                       o contact their financial advisors when they have questions about their investments or the markets.

                    YOUR FUND

                    In the following pages you will find a discussion of your Fund's investment philosophy, an explanation of its performance for the reporting period, and a summary of its portfolio as of April 30. Further information about your Fund, The AIM Family of Funds--Registered Trademark--, and investing in general is always available on our widely praised Web site, AIMinvestments.com. Please visit frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered
                    Trademark--. If you have any questions, please contact our award-winning Client Service representatives at
                    800-959-4246. We are happy to be of help.

                    Sincerely,

                    /S/ ROBERT H. GRAHAM           /S/ MARK H. WILLIAMSON

                    Robert H. Graham               Mark H. Williamson
                    President & Vice Chair,        Chairman & President,
                    AIM Funds                      A I M Advisors, Inc.

                    June 17, 2005

                    AIM Investments is a registered service mark of A I M
                    Management Group Inc. A I M Advisors, Inc. and A I M Capital
                    Management, Inc. are the investment advisors and A I M
                    Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM BLUE CHIP FUND

MANAGEMENT'S DISCUSSION OF FUND
PERFORMANCE

                                                                                           o Growth - We seek companies with
                                                                                           attractive growth profiles with the
                                             ========================================      potential for sustainable, long-term
PERFORMANCE SUMMARY                          FUND VS. INDEXES                              earnings, revenue and cash flow growth.

AIM Blue Chip Fund was basically flat        TOTAL RETURNS, 10/31/04-4/30/05,              o Value - We search for companies whose
for the six months ended April 30, 2005.     EXCLUDING APPLICABLE SALES CHARGES. IF        stocks are trading at attractive
The Fund, excluding applicable sales         APPLICABLE SALES CHARGES WERE INCLUDED,       valuations relative to their potential
charges, lagged its broad market,            RETURNS WOULD BE LOWER.                       growth rates.
style-specific and peer group indexes.
The Fund's focus on well-established,        Class A Shares                    0.37%       o Quality - We seek companies that are
market-leading companies with                Class B Shares                    0.00        market leaders based on factors such as
above-average growth rates did not prove     Class C Shares                    0.00        superior technology, products and
beneficial for the reporting period, as      Class R Shares                    0.18        services, financial position, market
many large-cap growth stocks in              Investor Class Shares             0.37        share and management strategy.
traditional growth sectors such as           S&P 500 Index
information technology, health care and      (Broad Market Index)              3.28           We use a bottom-up stock selection
financials underperformed the broad          Russell 1000 Growth Index                     process to build a diversified portfolio
market.                                      (Style-specific Index)            1.14        of 65 to 100 holdings across the 10
                                             Lipper Large-Cap Growth                       major sectors of the economy, and we
HOW WE INVEST                                Fund Index (Peer Group Index)     1.45        weight each of those sectors in the Fund
                                                                                           from 50% to 150% to the sector's
Our investment process combines              Source: Lipper, Inc.                          corresponding weighting in the Russell
quantitative and fundamental analysis to     ========================================      1000 Index. This portfolio construction
find companies exhibiting long-term,                                                       process yields a broadly diversified
sustainable earnings and cash flow           and industry conditions and trends,           portfolio that maintains exposure to all
growth not yet reflected in investor         corporate management and the competitive      market sectors, enabling the Fund to
expectations or equity valuations.           landscape.                                    participate in growth wherever it may
                                                                                           be.
   We believe that the market tends to          We follow a "conservative growth"
underestimate the pace, persistence and      strategy that combines growth, value and         We constantly review the portfolio
implications of positive change. We          quality, with broad diversification.          to identify companies that may have
believe such changes often lead to           Over time, the Fund has proven to be          deteriorating business prospects or
faster growth rates, improved cash flow,     less volatile than many other growth          competitive positions, weakening
higher operating margins and richer          funds.                                        financials or slowing earnings growth.
valuations. Our quantitative analysis                                                      We also attempt to identify stocks with
focuses on the level, growth rate and           Our conservative growth strategy           full or excessive valuations, another
sustainability of earnings, revenue and      begins with dividing the universe of          measure of risk.
cash flow. Our fundamental analysis          large-cap, primarily domestic companies
involves reviewing market                    generally defined by the Russell 1000         MARKET CONDITIONS AND YOUR FUND
                                             Index into the 10 major sectors of the
                                             economy. From there, we select what we        The broad U.S. stock market enjoyed a
                                             consider to be the most attractive            "relief rally" following the 2004
                                             stocks from each sector based on three        presidential election, but that rally
                                             key criteria: growth, value and quality.      faded during the first months of 2005.
                                                                                           Individual sectors experienced consider-


===================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                             TOP 10 EQUITY HOLDINGS*
By sector
                                              1. Pharmaceuticals                6.9%        1. Exxon Mobil Corp.              4.0%
               [PIE CHART]
                                              2. Systems Software               5.1         2. Johnson & Johnson              3.4
Energy                             7.9%
Consumer Staples                   7.4%       3. Industrial Conglomerates       5.0         3. General Electric Co.           3.2
Materials                          2.4%
Utilities                          1.9%       4. Semiconductors                 4.4         4. Citigroup Inc.                 2.8
Telecommunication Services         1.6%
Money Market Funds Plus                       5. Other Diversified                          5. Microsoft Corp.                2.6
Other Assets Less Liabilities      0.4%          Financial Services             4.3
Information Technology            22.3%                                                     6. Procter & Gamble Co. (The)     2.1
Health Care                       17.8%      TOTAL NET ASSETS          $2.2 BILLION
Consumer Discretionary            11.8%                                                     7. UnitedHealth Group Inc.        2.0
Industrials                       10.9%      TOTAL NUMBER OF HOLDINGS*           91
Financials                        15.6%                                                     8. Wal-Mart Stores, Inc.          2.0

                                                                                            9. Dell Inc.                      2.0

                                                                                           10. Cisco Systems, Inc.            2.0

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

===================================================================================================================================

                                             o Johnson & Johnson has more than 200         The views and opinions expressed in
                                             operating companies providing products        management's discussion of Fund
         WE ENDED THE REPORTING              and services to the consumer,                 performance are those of A I M Advisors,
          PERIOD WITH A MARKET-              pharmaceutical and professional markets.      Inc. These views and opinions are
         EQUAL WEIGHTING IN THE              For decades, the company has increased        subject to change at any time based on
        ENERGY SECTOR, AND WITH              its sales and raised its dividend. We         factors such as market and economic
         A SLIGHT OVERWEIGHT IN              believe its plans to acquire Guidant, a       conditions. These views and opinions may
          THE ENERGY SERVICES                leading manufacturer of cardiovascular        not be relied upon as investment advice
         SEGMENT OF THAT SECTOR.             products, will help grow earnings.            or recommendations, or as an offer for a
                                                                                           particular security. The information is
                                                Stocks detracting from performance         not a complete analysis of every aspect
able volatility. For instance, as a          included Symantec and WAL-MART.               of any market, country, industry,
group, information technology stocks                                                       security or the Fund. Statements of fact
performed strongly in late 2004 but          o Symantec provides a broad range of          are from sources considered reliable,
weakened considerably in the first           software, appliances and services             but A I M Advisors, Inc. makes no
months of 2005. Despite rising short-term    designed to help individuals and              representation or warranty as to their
interest rates and historically high         businesses secure and manage their            completeness or accuracy. Although
energy prices, the economy continued to      information technology infrastructure.        historical performance is no guarantee
expand in the fourth quarter of 2004 and     Some investors were uneasy when the           of future results, these insights may
the first quarter of 2005.                   company announced plans to acquire            help you understand our investment
                                             VERITAS, fearing the merger might             management philosophy.
   In the financials sector, we avoided      distract management. We have confidence
regional banks, which historically           in Symantec's management and believe                See important Fund and index
underperform during periods of rising        security is a growing segment of the               disclosures inside front cover.
interest rates. We ended the reporting       technology sector. We reduced our stake
period with a market-equal weighting in      in the combined company somewhat,                               MONIKA H. DEGAN,
the energy sector, and with a slight         selling all our VERITAS shares but                              Chartered Financial
overweight in the energy services            keeping Symantec as a Fund holding.                [DEGAN       Analyst, senior
segment of that sector.                                                                          PHOTO       portfolio manager, is
                                             o Higher energy prices and interest                             the lead manager of
   Being overweight in technology stocks     rates were among the factors that caused                        AIM Blue Chip Fund.
helped Fund performance in the fourth        earnings of several retailers, including      Ms. Degan, who has been in the
quarter of 2004, but many stocks in the      Wal-Mart, to fall short of expectations.      investment business since 1991, joined
sector exhibited weakness in 2005. The       The company warned that its quarterly         AIM in 1995 as an investment officer and
percentage of Fund assets invested in        earnings would be at the low end of           portfolio analyst for equity securities
the information technology sector            estimates. Given its market-leading           and was promoted to her current position
declined as a result of market               position, we continued to hold the            in 1997. She received a B.B.A. in
movements, but this decline was offset       stock.                                        finance and an M.B.A. in finance and
by additional purchases in the sector.                                                     international business, both from the
                                             IN CLOSING                                    University of Houston.
   With the exception of pharmaceutical
stocks, health care stocks as a group        While out of favor for the last four                            KIRK L. ANDERSON,
were quite strong for the six-month          years, well-established, market leading                         portfolio manager, is
reporting period. Fund performance           growth stocks seemed well positioned at          [ANDERSON      a portfolio manager of
relative to our style-specific index was     the close of the reporting period. In              PHOTO]       AIM Blue Chip Fund.
hindered by a large underweight position     our view, several factors favored such                          Mr. Anderson joined
in health care stocks.                       stocks, including:                                              AIM in 1994 in the
                                                                                           fund services area. He moved to
   Stocks contributing to performance        o Reasonable valuations, particularly         portfolio administration in 1995, became
included Gillette and Johnson & Johnson.     relative to expected growth rates.            an analyst in 1997, and was named a
                                                                                           portfolio manager in 2003. Mr. Anderson
o Gillette sold its first safety razor       o A moderately strong, growing economy.       earned a B.A. in political science from
in 1903, and by 2004, the company sold                                                     Texas A&M University and an M.S. in
$10.5 billion worth of blades and            o Significant cash reserves on many           finance from the University of Houston.
razors, batteries and personal care          companies' balance sheets, which could
products worldwide; 2004 marked the 11th     lead to shareholder value enhancing           Assisted by the Large Cap Growth Team
consecutive year in which 40% or more of     initiatives such as buy-backs, dividend
sales came from new products. In             increases, or strategic acquisitions.
December 2004, the company agreed to
merge with Procter & Gamble.                    We believe the conservative growth
                                             strategy we practice is well positioned
                                             for the long-term. We thank you for your
                                             continuing investment in AIM Blue Chip                  [RIGHT ARROW GRAPHIC]
                                             Fund.
                                                                                           For a presentation of your Fund's
                                                                                           long-term performance record, please turn
                                                                                           to page 5.

AIM BLUE CHIP FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,        values and expenses may not be used to
                                             to estimate the expenses that you paid        estimate the actual ending account
As a shareholder of the Fund, you incur      over the period. Simply divide your           balance or expenses you paid for the
two types of costs: (1) transaction          account value by $1,000 (for example, an      period. You may use this information to
costs, which may include sales charges       $8,600 account value divided by $1,000 =      compare the ongoing costs of investing
(loads) on purchase payments; contingent     8.6), then multiply the result by the         in the Fund and other funds. To do so,
deferred sales charges on redemptions;       number in the table under the heading         compare this 5% hypothetical example
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During         with the 5% hypothetical examples that
ongoing costs, including management          Period" to estimate the expenses you          appear in the shareholder reports of the
fees; distribution and/or service fees       paid on your account during this period.      other funds.
(12b-1); and other Fund expenses. This
example is intended to help you              HYPOTHETICAL EXAMPLE FOR                      Please note that the expenses shown
understand your ongoing costs (in            COMPARISON PURPOSES                           in the table are meant to highlight your
dollars) of investing in the Fund and to                                                   ongoing costs only and do not reflect
compare these costs with ongoing costs       The table below also provides                 any transactional costs, such as sales
of investing in other mutual funds. The      information about hypothetical account        charges (loads) on purchase payments,
example is based on an investment of         values and hypothetical expenses based        contingent deferred sales charges on
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and        redemptions, and redemption fees, if
period and held for the entire period        an assumed rate of return of 5% per year      any. Therefore, the hypothetical
November 1, 2004, through April 30,          before expenses, which is not the Fund's      information is useful in comparing
2005.                                        actual return. The Fund's actual              ongoing costs only, and will not help
                                             cumulative total returns at net asset         you determine the relative total costs
ACTUAL EXPENSES                              value after expenses for the six months       of owning different funds. In addition,
                                             ended April 30, 2005, appear in the           if these transactional costs were
The table below provides information         table "Fund vs. Indexes" on page 2. The       included, your costs would have been
about actual account values and actual       hypothetical account                          higher.
expenses. You may use the information in
this table,

===================================================================================================================================

                                                        ACTUAL                                    HYPOTHETICAL
                                                                                      (5% ANNUAL RETURN BEFORE EXPENSES)

                  BEGINNING ACCOUNT      ENDING ACCOUNT           EXPENSES           ENDING ACCOUNT            EXPENSES
    SHARE              VALUE                  VALUE              PAID DURING              VALUE              PAID DURING
    CLASS            (11/01/04)          (4/30/05)(1)             PERIOD(2)             (4/30/05)              PERIOD(2)
      A              $1,000.00             $1,003.70               $ 7.00                $1,017.80              $ 7.05
      B               1,000.00              1,000.00                10.22                 1,014.58               10.29
      C               1,000.00              1,000.00                10.22                 1,014.58               10.29
      R               1,000.00              1,001.80                 7.74                 1,017.06                7.80
   Investor           1,000.00              1,003.70                 6.51                 1,018.30                6.56

(1) The actual ending account value is based on the actual total return of the Fund for the period November 1, 2004, to April 30,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended April 30, 2005, appear in the table "Fund vs. Indexes" on page 2.

(2) Expenses are equal to the Fund's annualized expense ratio, 1.41%, 2.06%, 2.06%, 1.56% and 1.31% for Class A, B, C, R and
    Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

===================================================================================================================================

                                                                                              [ARROW
                                                                                              BUTTON   For More Information Visit
                                                                                              IMAGE]        AIMINVESTMENTS.COM

AIM BLUE CHIP FUND


YOUR FUND'S LONG-TERM PERFORMANCE


   Below you will find a presentation of your Fund's performance record for periods ended April 30, 2005, the close of the six-month period covered by this report.

   Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

   In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns as of March 31, 2005, the most recent calendar quarter-end.

========================================     ========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                  RECENT MONTH-END PERFORMANCE. PERFORMANCE
                                                                                           FIGURES REFLECT REINVESTED
As of 4/30/05, including applicable          As of 3/31/05, including applicable           DISTRIBUTIONS, CHANGES IN NET ASSET
sales charges                                sales charges                                 VALUE AND THE EFFECT OF THE MAXIMUM
                                                                                           SALES CHARGE UNLESS OTHERWISE STATED.
CLASS A SHARES                               CLASS A SHARES                                PERFORMANCE FIGURES DO NOT REFLECT
Inception (2/4/87)              8.09%        Inception (2/4/87)               8.28%        DEDUCTION OF TAXES A SHAREHOLDER WOULD
10 Years                        6.48         10 Years                         7.09         PAY ON FUND DISTRIBUTIONS OR SALE OF
 5 Years                      -10.20          5 Years                       -10.53         FUND SHARES. INVESTMENT RETURN AND
 1 Year                        -5.43          1 Year                         -5.53         PRINCIPAL VALUE WILL FLUCTUATE SO THAT
                                                                                           YOU MAY HAVE A GAIN OR LOSS WHEN YOU
CLASS B SHARES                               CLASS B SHARES                                SELL SHARES.
Inception (10/1/96)             3.68%        Inception (10/1/96)              4.03%
 5 Years                      -10.14          5 Years                       -10.47            CLASS A SHARE PERFORMANCE REFLECTS
 1 Year                        -5.55          1 Year                         -5.62         THE MAXIMUM 5.50% SALES CHARGE, AND
                                                                                           CLASS B AND CLASS C SHARE PERFORMANCE
CLASS C SHARES                               CLASS C SHARES                                REFLECTS THE APPLICABLE CONTINGENT
Inception (8/4/97)              0.08%        Inception (8/4/97)               0.43%        DEFERRED SALES CHARGE (CDSC) FOR THE
 5 Years                       -9.77          5 Years                       -10.10         PERIOD INVOLVED. THE CDSC ON CLASS B
 1 Year                        -1.57          1 Year                         -1.64         SHARES DECLINES FROM 5% BEGINNING AT THE
                                                                                           TIME OF PURCHASE TO 0% AT THE BEGINNING
CLASS R SHARES                               CLASS R SHARES                                OF THE SEVENTH YEAR. THE CDSC ON CLASS C
10 Years                        6.92%        10 Years                         7.55%        SHARES IS 1% FOR THE FIRST YEAR AFTER
 5 Years                       -9.32          5 Years                        -9.63         PURCHASE. CLASS R SHARES DO NOT HAVE A
 1 Year                        -0.18          1 Year                         -0.18         FRONT-END SALES CHARGE; RETURNS SHOWN ARE
                                                                                           AT NET ASSET VALUE AND DO NOT REFLECT A
INVESTOR CLASS SHARES                        INVESTOR CLASS SHARES                         0.75% CDSC THAT MAY BE IMPOSED ON A
10 Years                        7.10%        10 Years                         7.73%        TOTAL REDEMPTION OF RETIREMENT PLAN
 5 Years                       -9.15          5 Years                        -9.46         ASSETS WITHIN THE FIRST YEAR. INVESTOR
 1 Year                         0.09          1 Year                          0.09         CLASS SHARES DO NOT HAVE A FRONT-END
========================================     ========================================      SALES CHARGE OR A CDSC; THEREFORE,
                                                                                           PERFORMANCE IS AT NET ASSET VALUE.
CLASS R SHARES' INCEPTION DATE IS JUNE       ALL OTHER RETURNS ARE BLENDED RETURNS OF
3, 2002. RETURNS SINCE THAT DATE ARE         HISTORICAL INVESTOR CLASS SHARE                  THE PERFORMANCE OF THE FUND'S SHARE
HISTORICAL RETURNS. ALL OTHER RETURNS        PERFORMANCE AND RESTATED CLASS A SHARE        CLASSES WILL DIFFER DUE TO DIFFERENT
ARE BLENDED RETURNS OF HISTORICAL CLASS      PERFORMANCE (FOR PERIODS PRIOR TO THE         SALES CHARGE STRUCTURES AND CLASS
R SHARE PERFORMANCE AND RESTATED CLASS A     INCEPTION DATE OF INVESTOR CLASS SHARES)      EXPENSES.
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      AT NET ASSET VALUE AND REFLECT THE
THE INCEPTION DATE OF CLASS R SHARES) AT     HIGHER RULE 12b-1 FEES APPLICABLE TO
NET ASSET VALUE, ADJUSTED TO REFLECT THE     CLASS A SHARES.
HIGHER RULE 12b-1 FEES APPLICABLE TO
CLASS R SHARES.                                 THE PERFORMANCE DATA QUOTED REPRESENT
                                             PAST PERFORMANCE AND CANNOT GUARANTEE
   INVESTOR CLASS SHARES' INCEPTION DATE     COMPARABLE FUTURE RESULTS; CURRENT
IS SEPTEMBER 30, 2003. RETURNS SINCE         PERFORMANCE MAY BE LOWER OR HIGHER.
THAT DATE ARE HISTORICAL RETURNS.            PLEASE VISIT OUR WEB SITE,
                                             AIMINVESTMENTS.COM, FOR THE MOST

SUPPLEMENT TO SEMIANNUAL REPORT DATED 4/30/05

AIM BLUE CHIP FUND

                                             ========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                  PLEASE NOTE THAT PAST PERFORMANCE IS NOT
                                             For periods ended 4/30/05                     INDICATIVE OF FUTURE RESULTS. MORE
The following information has been                                                         RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      Inception (3/15/02)               -2.49%      THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview      1 Year                            0.72       REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings.                   6 Months*                         0.63       ASSET VALUE. INVESTMENT RETURN AND
Institutional Class shares are offered       ========================================      PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
exclusively to institutional investors,                                                    SHARES, WHEN REDEEMED, MAY BE WORTH MORE
including defined contribution plans         ========================================      OR LESS THAN THEIR ORIGINAL COST. SEE
that meet certain criteria.                  AVERAGE ANNUAL TOTAL RETURNS                  FULL REPORT FOR INFORMATION ON
                                             For periods ended 3/31/05, most recent        COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                             calendar quarter-end                          YOUR FUND PROSPECTUS FOR MORE
                                                                                           INFORMATION. FOR THE MOST CURRENT
                                             Inception (3/15/02)               -1.71%      MONTH-END PERFORMANCE, PLEASE CALL
                                              1 Year                            0.70       800-451-4246 OR VISIT
                                              6 Months*                         4.73       AIMINVESTMENTS.COM.

                                             *Cumulative total return that has not
                                             been annualized
                                             ========================================

                                             INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                             CHARGE; THEREFORE, PERFORMANCE IS AT
                                             NAV. INSTITUTIONAL CLASS SHARES WOULD
                                             HAVE HAD DIFFERENT RETURNS DUE TO
                                             DIFFERENCES IN THE EXPENSE STRUCTURE OF
                                             THE INSTITUTIONAL CLASS.

                                   Over for information on your Fund's expenses.

                      FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMINVESTMENTS.COM     BCH-INS-2    [YOUR GOALS. OUR SOLUTIONS.]    [AIM INVESTMENTS LOGO APPEARS HERE]
                                      --Registered Trademark--            --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      expenses that you paid over the period.       months ended April 30, 2005, appears in
                                             Simply divide your account value by           the table on the front of this
As a shareholder of the Fund, you incur      $1,000 (for example, an $8,600 account        supplement. The hypothetical account
ongoing costs, including management          value divided by $1,000 = 8.6), then          values and expenses may not be used to
fees; and other Fund expenses. This          multiply the result by the number in the      estimate the actual ending account
example is intended to help you              table under the heading entitled "Actual      balance or expenses you paid for the
understand your ongoing costs (in            Expenses Paid During Period" to estimate      period. You may use this information to
dollars) of investing in the Fund and to     the expenses you paid on your account         compare the ongoing costs of investing
compare these costs with ongoing costs       during this period.                           in the Fund and other funds. To do so,
of investing in other mutual funds. The                                                    compare this 5% hypothetical example
example is based on an investment of         HYPOTHETICAL EXAMPLE FOR COMPARISON           with the 5% hypothetical examples that
$1,000 invested at the beginning of the      PURPOSES                                      appear in the shareholder reports of the
period and held for the entire period                                                      other funds.
November 1, 2004, through April 30,          The table below also provides
2005.                                        information about hypothetical account           Please note that the expenses shown
                                             values and hypothetical expenses based        in the table are meant to highlight your
ACTUAL EXPENSES                              on the Fund's actual expense ratio and        ongoing costs only. Therefore, the
                                             an assumed rate of return of 5% per year      hypothetical information is useful in
The table below provides information         before expenses, which is not the Fund's      comparing ongoing costs only, and will
about actual account values and actual       actual return. The Fund's actual              not help you determine the relative
expenses. You may use the information in     cumulative total return after expenses        total costs of owning different funds.
this table, together with the amount you     for the six
invested, to estimate the

====================================================================================================================================

                                                             ACTUAL                                  HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                    BEGINNING ACCOUNT        ENDING ACCOUNT           EXPENSES           ENDING ACCOUNT            EXPENSES
    SHARE                 VALUE                  VALUE               PAID DURING             VALUE                PAID DURING
    CLASS               (11/1/04)             (4/30/05)(1)            PERIOD(2)            (4/30/05)               PERIOD(2)
Institutional           $1,000.00               $1,006.30               $3.48              $1,021.32                 $3.51

(1) The actual ending account value is based on the actual total return of the Fund for the period November 1, 2004, to April 30,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended April 30, 2005, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.70% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

====================================================================================================================================

AIMINVESTMENTS.COM          BCH-INS-2

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2005
(Unaudited)

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-99.64%

AEROSPACE & DEFENSE-1.10%

United Technologies Corp.                         240,000   $   24,412,800
==========================================================================

AIR FREIGHT & LOGISTICS-0.86%

FedEx Corp.                                       225,000       19,113,750
==========================================================================

ALUMINUM-0.50%

Alcoa Inc.                                        385,000       11,172,700
==========================================================================

APPLICATION SOFTWARE-1.14%

Amdocs Ltd. (United Kingdom)(a)                   950,000       25,374,500
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.70%

Franklin Resources, Inc.                          225,000       15,453,000
==========================================================================

BIOTECHNOLOGY-2.28%

Amgen Inc.(a)                                     475,000       27,649,750
--------------------------------------------------------------------------
Genentech, Inc.(a)(b)                             325,000       23,055,500
==========================================================================
                                                                50,705,250
==========================================================================

COMMUNICATIONS EQUIPMENT-3.67%

Cisco Systems, Inc.(a)                          2,500,000       43,200,000
--------------------------------------------------------------------------
QUALCOMM Inc.(c)                                1,100,000       38,379,000
==========================================================================
                                                                81,579,000
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.79%

Best Buy Co., Inc.                                350,000       17,619,000
==========================================================================

COMPUTER HARDWARE-2.77%

Dell Inc.(a)                                    1,250,000       43,537,500
--------------------------------------------------------------------------
International Business Machines Corp.             235,000       17,949,300
==========================================================================
                                                                61,486,800
==========================================================================

COMPUTER STORAGE & PERIPHERALS-1.54%

EMC Corp.(a)                                    2,600,000       34,112,000
==========================================================================

CONSUMER FINANCE-2.42%

American Express Co.                              600,000       31,620,000
--------------------------------------------------------------------------
SLM Corp.                                         465,000       22,152,600
==========================================================================
                                                                53,772,600
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.78%

Automatic Data Processing, Inc.                   400,000       17,376,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

DEPARTMENT STORES-1.58%

J.C. Penney Co., Inc.                             365,000   $   17,304,650
--------------------------------------------------------------------------
Nordstrom, Inc.                                   350,000       17,790,500
==========================================================================
                                                                35,095,150
==========================================================================

DIVERSIFIED BANKS-3.00%

Bank of America Corp.                             760,000       34,230,400
--------------------------------------------------------------------------
U.S. Bancorp                                      410,000       11,439,000
--------------------------------------------------------------------------
Wells Fargo & Co.                                 350,000       20,979,000
==========================================================================
                                                                66,648,400
==========================================================================

DIVERSIFIED CHEMICALS-0.98%

Dow Chemical Co. (The)                            475,000       21,816,750
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.69%

Cendant Corp.                                     770,000       15,330,700
==========================================================================

ELECTRIC UTILITIES-1.03%

FPL Group, Inc.                                   560,000       22,859,200
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.94%

Cooper Industries, Ltd.-Class A (Bermuda)         160,000       10,185,600
--------------------------------------------------------------------------
Rockwell Automation, Inc.                         230,000       10,632,900
==========================================================================
                                                                20,818,500
==========================================================================

FOOTWEAR-1.16%

NIKE, Inc.-Class B                                335,000       25,731,350
==========================================================================

HEALTH CARE EQUIPMENT-4.20%

Bard (C.R.), Inc.                                 175,000       12,454,750
--------------------------------------------------------------------------
Becton, Dickinson & Co.                           225,000       13,167,000
--------------------------------------------------------------------------
Medtronic, Inc.                                   470,000       24,769,000
--------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   350,000       11,809,000
--------------------------------------------------------------------------
Waters Corp.(a)                                   375,000       14,861,250
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          200,000       16,284,000
==========================================================================
                                                                93,345,000
==========================================================================

HEALTH CARE FACILITIES-0.69%

HCA Inc.                                          275,000       15,356,000
==========================================================================

HEALTH CARE SERVICES-0.54%

Express Scripts, Inc.(a)                          134,061       12,017,228
==========================================================================

HOME IMPROVEMENT RETAIL-1.75%

Home Depot, Inc. (The)                          1,100,000       38,907,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

HOTELS, RESORTS & CRUISE LINES-1.24%

Carnival Corp. (Panama)(d)                        315,000   $   15,397,200
--------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.(d)      225,000       12,226,500
==========================================================================
                                                                27,623,700
==========================================================================

HOUSEHOLD PRODUCTS-2.64%

Clorox Co. (The)(c)                               200,000       12,660,000
--------------------------------------------------------------------------
Procter & Gamble Co. (The)                        850,000       46,027,500
==========================================================================
                                                                58,687,500
==========================================================================

HOUSEWARES & SPECIALTIES-0.95%

Fortune Brands, Inc.                              250,000       21,145,000
==========================================================================

HYPERMARKETS & SUPER CENTERS-2.75%

Costco Wholesale Corp.                            400,000       16,232,000
--------------------------------------------------------------------------
Wal-Mart Stores, Inc.                             950,000       44,783,000
==========================================================================
                                                                61,015,000
==========================================================================

INDUSTRIAL CONGLOMERATES-5.00%

General Electric Co.                            1,940,000       70,228,000
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)               1,300,000       40,703,000
==========================================================================
                                                               110,931,000
==========================================================================

INDUSTRIAL GASES-0.53%

Air Products & Chemicals, Inc.                    200,000       11,746,000
==========================================================================

INDUSTRIAL MACHINERY-1.03%

Danaher Corp.                                     453,000       22,935,390
==========================================================================

INTEGRATED OIL & GAS-4.05%

Exxon Mobil Corp.                               1,575,000       89,822,250
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.78%

SBC Communications Inc.                           725,000       17,255,000
==========================================================================

INTERNET RETAIL-0.43%

eBay Inc.(a)                                      300,000        9,519,000
==========================================================================

INTERNET SOFTWARE & SERVICES-1.46%

VeriSign, Inc.(a)                                 575,000       15,214,500
--------------------------------------------------------------------------
Yahoo! Inc.(a)                                    500,000       17,255,000
==========================================================================
                                                                32,469,500
==========================================================================

INVESTMENT BANKING & BROKERAGE-3.38%

Goldman Sachs Group, Inc. (The)                   400,000       42,716,000
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         600,000       32,358,000
==========================================================================
                                                                75,074,000
==========================================================================

IT CONSULTING & OTHER SERVICES-0.73%

Accenture Ltd.-Class A (Bermuda)(a)               750,000       16,275,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

MANAGED HEALTH CARE-3.17%

UnitedHealth Group Inc.                           475,000   $   44,892,250
--------------------------------------------------------------------------
WellPoint Inc.(a)                                 200,000       25,550,000
==========================================================================
                                                                70,442,250
==========================================================================

MOVIES & ENTERTAINMENT-1.04%

Walt Disney Co. (The)                             875,000       23,100,000
==========================================================================

MULTI-LINE INSURANCE-0.78%

Genworth Financial Inc.-Class A                   616,400       17,228,380
==========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.88%

Dominion Resources, Inc.                          260,000       19,604,000
==========================================================================

OIL & GAS DRILLING-1.23%

ENSCO International Inc.                          425,000       13,855,000
--------------------------------------------------------------------------
GlobalSantaFe Corp. (Cayman Islands)              400,000       13,440,000
==========================================================================
                                                                27,295,000
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.88%

BJ Services Co.                                   325,000       15,843,750
--------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                   380,000       25,995,800
==========================================================================
                                                                41,839,550
==========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.79%

Valero Energy Corp.                               255,000       17,475,150
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.27%

Citigroup Inc.                                  1,300,000       61,048,000
--------------------------------------------------------------------------
JPMorgan Chase & Co.                              950,000       33,715,500
==========================================================================
                                                                94,763,500
==========================================================================

PERSONAL PRODUCTS-1.28%

Gillette Co. (The)                                550,000       28,402,000
==========================================================================

PHARMACEUTICALS-6.90%

Allergan, Inc.                                    190,000       13,374,100
--------------------------------------------------------------------------
Johnson & Johnson                               1,100,000       75,493,000
--------------------------------------------------------------------------
Pfizer Inc.                                     1,455,000       39,532,350
--------------------------------------------------------------------------
Wyeth                                             550,000       24,717,000
==========================================================================
                                                               153,116,450
==========================================================================

PROPERTY & CASUALTY INSURANCE-1.05%

Allstate Corp. (The)                              415,000       23,306,400
==========================================================================

RAILROADS-1.24%

Burlington Northern Santa Fe Corp.                225,000       10,856,250
--------------------------------------------------------------------------
Canadian National Railway Co. (Canada)            290,000       16,590,900
==========================================================================
                                                                27,447,150
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

RESTAURANTS-1.79%

McDonald's Corp.                                  850,000   $   24,913,500
--------------------------------------------------------------------------
Starbucks Corp.(a)                                300,000       14,856,000
==========================================================================
                                                                39,769,500
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.75%

KLA-Tencor Corp.(c)                               425,000       16,583,500
==========================================================================

SEMICONDUCTORS-4.37%

Analog Devices, Inc.                              475,000       16,202,250
--------------------------------------------------------------------------
Intel Corp.                                     1,535,000       36,103,200
--------------------------------------------------------------------------
Linear Technology Corp.                           450,000       16,083,000
--------------------------------------------------------------------------
Microchip Technology Inc.                         300,000        8,544,000
--------------------------------------------------------------------------
Xilinx, Inc.(c)                                   750,000       20,205,000
==========================================================================
                                                                97,137,450
==========================================================================

SOFT DRINKS-0.75%

PepsiCo, Inc.                                     300,000       16,692,000
==========================================================================

SPECIALTY STORES-1.06%

Bed Bath & Beyond Inc.(a)                         360,000       13,395,600
--------------------------------------------------------------------------
Staples, Inc.                                     525,000       10,011,750
==========================================================================
                                                                23,407,350
==========================================================================

STEEL-0.43%

United States Steel Corp.                         225,000        9,621,000
==========================================================================

SYSTEMS SOFTWARE-5.08%

Microsoft Corp.                                 2,300,000       58,190,000
--------------------------------------------------------------------------
Oracle Corp.(a)                                 3,300,000       38,148,000
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
SYSTEMS SOFTWARE-(CONTINUED)

Symantec Corp.(a)                                 875,000   $   16,432,500
==========================================================================
                                                               112,770,500
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.82%

Vodafone Group PLC-ADR (United Kingdom)           700,000       18,298,000
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,784,461,037)                        2,212,900,148
==========================================================================

MONEY MARKET FUNDS-0.06%

Liquid Assets Portfolio-Institutional
  Class(e)                                        728,931          728,931
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)       728,931          728,931
==========================================================================
    Total Money Market Funds (Cost
      $1,457,862)                                                1,457,862
==========================================================================
TOTAL INVESTMENTS-99.70% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,785,918,899)                                            2,214,358,010
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED MONEY MARKET
  FUNDS-1.25%

STIC Prime Portfolio-Institutional
  Class(e)(f)                                  27,735,550       27,735,550
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $27,735,550)                                        27,735,550
==========================================================================
TOTAL INVESTMENTS-100.95% (Cost
  $1,813,654,449)                                            2,242,093,560
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.95%)                          (21,162,361)
==========================================================================
NET ASSETS-100.00%                                          $2,220,931,199
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1H and Note 9.
(c) All or a portion of this security has been pledged as collateral for securities lending transactions at April 30, 2005.
(d) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes common, preferred or trust shares of the issuer.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,784,461,037)*                            $2,212,900,148
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $29,193,412)                              29,193,412
============================================================
     Total investments (cost $1,813,654,449)   2,242,093,560
============================================================
Receivables for:
  Investments sold                                15,164,479
------------------------------------------------------------
  Fund shares sold                                 1,042,706
------------------------------------------------------------
  Dividends                                        2,212,152
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               132,704
------------------------------------------------------------
Other assets                                          80,139
============================================================
     Total assets                              2,260,725,740
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                            1,375,000
------------------------------------------------------------
  Fund shares reacquired                           7,325,367
------------------------------------------------------------
  Options written, at market value (premiums
     received $139,114)                              232,500
------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                279,087
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                       27,735,550
------------------------------------------------------------
Accrued distribution fees                          1,203,930
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             4,909
------------------------------------------------------------
Accrued transfer agent fees                        1,377,934
------------------------------------------------------------
Accrued operating expenses                           260,264
============================================================
     Total liabilities                            39,794,541
============================================================
Net assets applicable to shares outstanding   $2,220,931,199
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $3,350,918,043
------------------------------------------------------------
Undistributed net investment income                6,173,924
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts  (1,564,506,493)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and option contracts                428,345,725
============================================================
                                              $2,220,931,199
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $1,084,894,105
____________________________________________________________
============================================================
Class B                                       $  862,550,699
____________________________________________________________
============================================================
Class C                                       $  179,232,106
____________________________________________________________
============================================================
Class R                                       $    6,521,732
____________________________________________________________
============================================================
Investor Class                                $   27,844,659
____________________________________________________________
============================================================
Institutional Class                           $   59,887,898
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           98,831,301
____________________________________________________________
============================================================
Class B                                           82,968,000
____________________________________________________________
============================================================
Class C                                           17,240,922
____________________________________________________________
============================================================
Class R                                              596,503
____________________________________________________________
============================================================
Investor Class                                     2,530,825
____________________________________________________________
============================================================
Institutional Class                                5,340,504
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        10.98
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $10.98 divided by
       94.50%)                                $        11.62
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $        10.40
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $        10.40
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                    $        10.93
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
     share                                    $        11.00
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $        11.21
____________________________________________________________
============================================================

* At April 30, 2005, securities with an aggregate market value of $26,790,416 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $18,373)         $  27,140,718
---------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $7,985 after rebates of
  $140,546)                                                         194,118
---------------------------------------------------------------------------
Interest                                                              4,703
===========================================================================
     Total investment income                                     27,339,539
===========================================================================


EXPENSES:

Advisory fees                                                     7,911,958
---------------------------------------------------------------------------
Administrative services fees                                        259,234
---------------------------------------------------------------------------
Custodian fees                                                       50,615
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         2,069,237
---------------------------------------------------------------------------
  Class B                                                         4,910,433
---------------------------------------------------------------------------
  Class C                                                         1,025,952
---------------------------------------------------------------------------
  Class R                                                            16,350
---------------------------------------------------------------------------
  Investor Class                                                     38,481
---------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, R & Investor                4,370,253
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                            2,297
---------------------------------------------------------------------------
Trustees' and officer's fees and benefits                            53,798
---------------------------------------------------------------------------
Other                                                               379,535
===========================================================================
     Total expenses                                              21,088,143
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                      (151,220)
===========================================================================
     Net expenses                                                20,936,923
===========================================================================
Net investment income                                             6,402,616
===========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                         126,480,417
---------------------------------------------------------------------------
  Option contracts written                                        1,315,993
===========================================================================
                                                                127,796,410
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (114,441,959)
---------------------------------------------------------------------------
  Option contracts written                                          (93,386)
===========================================================================
                                                               (114,535,345)
===========================================================================
Net gain from investment securities and option contracts         13,261,065
===========================================================================
Net increase in net assets resulting from operations          $  19,663,681
___________________________________________________________________________
===========================================================================


See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2005 and the year ended October 31, 2004 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    6,402,616    $  (14,677,760)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures
    contracts and option contracts                               127,796,410       141,551,945
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                  (114,535,345)      (63,358,526)
==============================================================================================
    Net increase in net assets resulting from operations          19,663,681        63,515,659
==============================================================================================
Share transactions-net:
  Class A                                                       (162,427,892)     (236,834,043)
----------------------------------------------------------------------------------------------
  Class B                                                       (176,861,515)     (213,672,955)
----------------------------------------------------------------------------------------------
  Class C                                                        (45,473,256)      (73,035,331)
----------------------------------------------------------------------------------------------
  Class R                                                            528,612         4,401,189
----------------------------------------------------------------------------------------------
  Investor Class                                                  (4,551,113)       30,994,771
----------------------------------------------------------------------------------------------
  Institutional Class                                             10,877,834        48,256,952
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (377,907,330)     (439,889,417)
==============================================================================================
    Net increase (decrease) in net assets                       (358,243,649)     (376,373,758)
==============================================================================================

NET ASSETS:

  Beginning of period                                          2,579,174,848     2,955,548,606
==============================================================================================
  End of period (including undistributed net investment
    income (loss) of $6,173,924 and $(228,692),
    respectively)                                             $2,220,931,199    $2,579,174,848
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

       An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options, the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund was unable to close an option it had written, it might be unable to sell the securities used as cover.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                              RATE
---------------------------------------------------------------------
First $350 million                                               0.75%
---------------------------------------------------------------------
Over $350 million                                               0.625%
_____________________________________________________________________
=====================================================================


    Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                              RATE
---------------------------------------------------------------------
First $250 million                                              0.695%
---------------------------------------------------------------------
Next $250 million                                                0.67%
---------------------------------------------------------------------
Next $500 million                                               0.645%
---------------------------------------------------------------------
Next $1.5 billion                                                0.62%
---------------------------------------------------------------------
Next $2.5 billion                                               0.595%
---------------------------------------------------------------------
Next $2.5 billion                                                0.57%
---------------------------------------------------------------------
Next $2.5 billion                                               0.545%
---------------------------------------------------------------------
Over $10 billion                                                 0.52%
_____________________________________________________________________
=====================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended April 30, 2005, AIM waived fees of $41,822.

    For the six months ended April 30, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $79,427 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended April 30, 2005, AIM was paid $259,234.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended April 30, 2005, the Fund paid AISI $4,370,253 for Class A, Class B, Class C, Class R and Investor Class share classes and $2,297 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $2,069,237, $4,910,433, $1,025,952, $16,350 and $38,481, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2005, ADI advised the Fund that it retained $120,144 in front-end sales commissions from the sale of Class A shares and $1,482, $165,460, $9,526 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended April 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      04/30/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 7,279,701      $162,259,621      $(168,810,391)        $   --         $  728,931      $ 92,216       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             7,279,701       162,259,621       (168,810,391)            --            728,931        93,917           --
==================================================================================================================================
  Subtotal        $14,559,402      $324,519,242      $(337,620,782)        $   --         $1,457,862      $186,133       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      04/30/05        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           $34,975,975      $227,795,300     $ (235,035,725)        $   --         $27,735,550     $  7,985       $   --
==================================================================================================================================
  Total           $49,535,377      $552,314,542     $ (572,656,507)        $   --         $29,193,412     $194,118       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of rebates.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended April 30, 2005, the Fund engaged in securities purchases of $10,662,464 and sales of $0, which resulted in net realized gain (loss) of $0.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $29,971.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended April 30, 2005, the Fund paid legal fees of $6,356 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2005, securities with an aggregate value of $26,790,416 were on loan to brokers. The loans were secured by cash collateral of $27,735,550 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended April 30, 2005, the Fund received dividends on cash collateral of $7,985 for securities lending transactions, which are net of rebates.

NOTE 9--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
-------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
-------------------------------------------------------------------------------------
Beginning of period                                                 --     $       --
-------------------------------------------------------------------------------------
Written                                                         20,528      1,858,250
-------------------------------------------------------------------------------------
Closed                                                         (11,772)      (965,369)
-------------------------------------------------------------------------------------
Exercised                                                       (2,900)      (306,290)
-------------------------------------------------------------------------------------
Expired                                                         (4,856)      (447,477)
=====================================================================================
End of period                                                    1,000     $  139,114
_____________________________________________________________________________________
=====================================================================================

                                            OPEN CALL OPTIONS WRITTEN AT PERIOD END
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    APRIL 30,
                                                                                                      2005         UNREALIZED
                                                     CONTRACT    STRIKE    NUMBER OF    PREMIUMS     MARKET       APPRECIATION
                                                      MONTH      PRICE     CONTRACTS    RECEIVED      VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------------
Genentech, Inc.                                       Jun-05     $75.0       1,000      $139,114    $232,500        $(93,386)
_______________________________________________________________________________________________________________________________
===============================================================================================================================

NOTE 10--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2004 to utilizing $1,642,177,803 of capital loss carryforward in the fiscal year ended October 31, 2005.

    The Fund had a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
------------------------------------------------------------------------------
October 31, 2008                                                $   85,920,513
------------------------------------------------------------------------------
October 31, 2009                                                   845,288,837
------------------------------------------------------------------------------
October 31, 2010                                                   617,527,392
------------------------------------------------------------------------------
October 31, 2011                                                   102,944,109
==============================================================================
Total capital loss carryforward                                 $1,651,680,851
______________________________________________________________________________
==============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003, the date of the reorganization of INVESCO Growth & Income Fund into the Fund, are realized on securities held in each fund on such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2005 was $591,303,464 and $947,944,913, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $448,627,717
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (51,140,090)
==============================================================================
Net unrealized appreciation of investment securities             $397,487,627
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,844,605,933.


NOTE 12--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 2005                 OCTOBER 31, 2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       6,359,730    $  72,482,429     21,493,299    $ 237,822,246
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,254,845       24,336,885      7,106,647       75,074,355
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         878,657        9,489,987      2,785,689       29,371,888
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         119,906        1,364,272        672,346        7,394,140
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                  155,266        1,763,079        513,156        5,688,744
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             975,823       11,324,304      4,421,094       48,593,658
==========================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                              --               --         63,333          676,707
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --         14,065          143,763
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --         98,131        1,002,254
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                       --               --      3,554,717       38,013,823
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       3,171,481       35,902,680      2,357,674       26,110,071
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,345,084)     (35,902,680)    (2,474,910)     (26,110,071)
==========================================================================================================================
Reacquired:
  Class A                                                     (23,714,089)    (270,813,001)   (45,616,888)    (501,443,066)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (15,296,751)    (165,295,720)   (25,052,874)    (262,781,002)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (5,076,515)     (54,963,243)    (9,864,695)    (103,409,473)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (73,643)        (835,660)      (270,057)      (2,992,951)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                 (551,773)      (6,314,192)    (1,149,919)     (12,707,797)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (38,700)        (446,470)       (30,273)        (336,706)
==========================================================================================================================
                                                              (34,180,847)   $(377,907,330)   (41,379,465)   $(439,889,417)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Growth & Income Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Growth & Income Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 3,730,246 shares of the Fund for 5,685,449 shares of INVESCO Growth & Income Fund outstanding as of the close of business on October 31, 2003. INVESCO Growth & Income Fund's net assets at that date of $39,836,547, including $4,907,031 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,958,513,063.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                          CLASS A
                                --------------------------------------------------------------------------------------------
                                SIX MONTHS
                                   ENDED                                   YEAR ENDED OCTOBER 31,
                                 APRIL 30,       ---------------------------------------------------------------------------
                                   2005             2004               2003            2002            2001          2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                        $    10.94       $    10.69         $     9.22      $    11.22      $    17.29    $    15.49
----------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)        0.05(a)         (0.02)             (0.02)          (0.04)(b)       (0.04)        (0.05)(b)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                  (0.01)            0.27               1.49           (1.96)          (6.03)         1.85
============================================================================================================================
    Total from investment
      operations                      0.04             0.25               1.47           (2.00)          (6.07)         1.80
============================================================================================================================
Net asset value, end of period  $    10.98       $    10.94         $    10.69      $     9.22      $    11.22    $    17.29
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                       0.37%            2.34%             15.94%         (17.82)%        (35.11)%       11.60%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                $1,084,894       $1,236,434         $1,439,518      $1,402,589      $2,067,602    $3,163,453
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average
  net assets                          1.41%(d)(e)       1.44%(e)          1.47%           1.40%           1.28%         1.19%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of net investment income
  (loss) to average net assets        0.81%(a)(d)      (0.19)%           (0.17)%         (0.33)%         (0.29)%       (0.31)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(f)              24%              29%                28%             28%             31%           22%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.01 and 0.08%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,192,220,397.
(e) After fee waivers and/or expense reimbursements. Ratio to expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.42% (annualized) and 1.45% for the six months ended April 30, 2005 and the year ended October 31, 2004, respectively.
(f)  Not annualized for periods less than one year.

                                                                          CLASS B
                                -------------------------------------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                                   YEAR ENDED OCTOBER 31,
                                APRIL 30,       ---------------------------------------------------------------------------
                                   2005            2004               2003            2002            2001          2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $  10.39       $    10.22         $     8.88      $    10.87      $    16.87    $    15.22
---------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)       0.01(a)         (0.10)             (0.08)          (0.10)(b)       (0.13)        (0.17)(b)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                  0.00             0.27               1.42           (1.89)          (5.87)         1.82
===========================================================================================================================
    Total from investment
      operations                     0.01             0.17               1.34           (1.99)          (6.00)         1.65
===========================================================================================================================
Net asset value, end of period   $  10.40       $    10.39         $    10.22      $     8.88      $    10.87    $    16.87
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                      0.10%            1.66%             15.09%         (18.31)%        (35.57)%       10.87%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                 $862,551       $1,032,774         $1,223,821      $1,198,513      $1,806,464    $2,746,149
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average
  net assets                         2.06%(d)(e)       2.09%(e)          2.12%           2.05%           1.94%         1.88%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of net investment income
  (loss) to average net assets       0.16%(a)(d)      (0.84)%           (0.82)%         (0.98)%         (0.94)%       (1.00)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(f)             24%              29%                28%             28%             31%           22%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.03) and (0.57)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $990,225,357.
(e) After fee waivers and/or expense reimbursements. Ratio to expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.07% (annualized) and 2.10% for the six months ended April 30, 2005 and the year ended October 31, 2004, respectively.
(f)  Not annualized for periods less than one year.

                                                                     CLASS C
                                ---------------------------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                                YEAR ENDED OCTOBER 31,
                                APRIL 30,          --------------------------------------------------------------
                                   2005              2004          2003          2002          2001        2000
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $  10.39          $  10.22      $   8.88      $  10.87      $  16.86    $  15.21
-----------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)       0.01(a)          (0.10)        (0.08)        (0.10)(b)     (0.13)      (0.17)(b)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                  0.00              0.27          1.42         (1.89)        (5.86)       1.82
=================================================================================================================
    Total from investment
      operations                     0.01              0.17          1.34         (1.99)        (5.99)       1.65
=================================================================================================================
Net asset value, end of period   $  10.40          $  10.39      $  10.22      $   8.88      $  10.87    $  16.86
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                      0.10%             1.66%        15.09%       (18.31)%      (35.53)%     10.82%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                 $179,232          $222,840      $290,396      $302,555      $487,838    $720,186
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average
  net assets                         2.06%(d)(e)       2.09%(e)      2.12%         2.05%         1.94%       1.88%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of net investment income
  (loss) to average net assets       0.16%(a)(d)      (0.84)%       (0.82)%       (0.98)%       (0.94)%     (1.00)%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate(f)             24%               29%           28%           28%           31%         22%
_________________________________________________________________________________________________________________
=================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.03) and (0.57)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $206,890,847.
(e) After fee waivers and/or expense reimbursements. Ratio to expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.07% (annualized) and 2.10% for the six months ended April 30, 2005 and the year ended October 31, 2004, respectively.
(f)  Not annualized for periods less than one year.

                                                                                   CLASS R
                                                              --------------------------------------------------
                                                                                                   JUNE 3, 2002
                                                              SIX MONTHS          YEAR ENDED        (DATE SALES
                                                                ENDED            OCTOBER 31,       COMMENCED) TO
                                                              APRIL 30,        ----------------     OCTOBER 31,
                                                                 2005           2004      2003         2002
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.91         $10.66    $ 9.22       $ 10.53
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.04(a)       (0.03)    (0.00)        (0.02)(b)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.02)          0.28      1.44         (1.29)
================================================================================================================
    Total from investment operations                              0.02           0.25      1.44         (1.31)
================================================================================================================
Net asset value, end of period                                  $10.93         $10.91    $10.66       $  9.22
________________________________________________________________________________________________________________
================================================================================================================
Total return(c)                                                   0.18%          2.35%    15.62%       (12.44)%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $6,522         $6,000    $1,578       $    37
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets                           1.56%(d)(e)    1.59%(e)   1.62%        1.55%(f)
________________________________________________________________________________________________________________
================================================================================================================
Ratio of net investment income (loss) to average net assets       0.66%(a)(d)   (0.34)%   (0.32)%       (0.49)(f)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate(g)                                          24%            29%       28%           28%
________________________________________________________________________________________________________________
================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.00) and (0.07)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $6,594,065.
(e) After fee waivers and/or expense reimbursements. Ratio to expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.57% (annualized) and 1.60% for the six months ended April 30, 2005 and the year ended October 31, 2004, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                                INVESTOR CLASS
                                                              --------------------------------------------------
                                                                                              SEPTEMBER 30, 2003
                                                              SIX MONTHS                         (DATE SALES
                                                                ENDED          YEAR ENDED       COMMENCED) TO
                                                              APRIL 30,        OCTOBER 31,       OCTOBER 31,
                                                                 2005             2004               2003
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.96           $ 10.69            $10.16
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.06(a)           0.24             (0.00)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.02)             0.03              0.53
================================================================================================================
    Total from investment operations                              0.04              0.27              0.53
================================================================================================================
Net asset value, end of period                                 $ 11.00           $ 10.96            $10.69
________________________________________________________________________________________________________________
================================================================================================================
Total return(b)                                                   0.37%             2.53%             5.22%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $27,845           $32,084            $  100
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets                           1.31%(c)(d)       1.34%(d)          1.29%(e)
________________________________________________________________________________________________________________
================================================================================================================
Ratio of net investment income (loss) to average net assets       0.91%(a)(c)      (0.09)%           (0.01)(e)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate(f)                                          24%               29%               28%
________________________________________________________________________________________________________________
================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.01 and 0.18%, respectively.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $31,040,288.
(d) After fee waivers and/or expense reimbursements. Ratio to expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.32% (annualized) and 1.35% for the six months ended April 30, 2005 and the year ended October 31, 2004, respectively.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                              INSTITUTIONAL CLASS
                                                              ----------------------------------------------------
                                                                                                    MARCH 15, 2002
                                                              SIX MONTHS          YEAR ENDED         (DATE SALES
                                                                ENDED             OCTOBER 31,       COMMENCED) TO
                                                              APRIL 30,        -----------------     OCTOBER 31,
                                                                 2005           2004       2003          2002
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 11.14         $ 10.81    $ 9.26       $ 12.13
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.08(a)         0.04      0.06          0.02(b)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.01)           0.29      1.49         (2.89)
==================================================================================================================
    Total from investment operations                              0.07            0.33      1.55         (2.87)
==================================================================================================================
Net asset value, end of period                                 $ 11.21         $ 11.14    $10.81       $  9.26
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(c)                                                   0.63%           3.05%    16.74%       (23.66)%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $59,888         $49,044    $  136       $   160
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets                           0.70%(d)(e)     0.74%(e)   0.77%        0.77%(f)
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of net investment income to average net assets              1.52%(a)(d)     0.51%     0.53%         0.30%(f)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(g)                                          24%             29%       28%           28%
__________________________________________________________________________________________________________________
==================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.04 and 0.79%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $55,837,682.
(e) After fee waivers and/or expense reimbursements. Ratio to expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.71% (annualized) and 0.75% for the six months ended April 30, 2005 and the year ended October 31, 2004, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including, among others, the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and/or investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  As part of the settlements, IFG agreed to pay a total of $325 million (including $110 million in civil penalties). Additionally, AIM and ADI agreed to pay a total of $50 million (including $30 million in civil penalties). These settlement funds will be made available for distribution to the shareholders of the applicable AIM Funds that were harmed by market timing activity, and may (or may not) increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these settlement funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related issues in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
Frank S. Bayley                   President                                     Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Mark H. Williamson
Chair                             Executive Vice President                      INVESTMENT ADVISOR
Albert R. Dowden                                                                A I M Advisors, Inc.
Edward K. Dunn Jr.                Lisa O. Brinkley                              11 Greenway Plaza
Jack M. Fields                    Senior Vice President and Chief Compliance    Suite 100
Carl Frischling                   Officer                                       Houston, TX 77046-1173
Robert H. Graham
Gerald J. Lewis                   Russell C. Burk                               TRANSFER AGENT
Prema Mathai-Davis                Senior Vice President (Senior Officer)        AIM Investment Services, Inc.
Lewis F. Pennock                                                                P.O. Box 4739
Ruth H. Quigley                   Kevin M. Carome                               Houston, TX 77210-4739
Larry Soll                        Senior Vice President, Secretary and Chief
Mark H. Williamson                Legal Officer                                 CUSTODIAN
                                                                                State Street Bank and Trust Company
                                  Sidney M. Dilgren                             225 Franklin Street
                                  Vice President and Treasurer                  Boston, MA 02110-2801
                                  J. Philip Ferguson                            COUNSEL TO THE FUND
                                  Vice President                                Ballard Spahr
                                                                                Andrews & Ingersoll, LLP
                                  Karen Dunn Kelley                             1735 Market Street, 51st Floor
                                  Vice President                                Philadelphia, PA 19103-7599
                                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                1177 Avenue of the Americas
                                                                                New York, NY 10036-2714

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

      DOMESTIC EQUITY                                  SECTOR EQUITY

AIM Aggressive Growth Fund                 AIM Advantage Health Sciences Fund(1)
AIM Basic Balanced Fund*                   AIM Energy Fund(1)
AIM Basic Value Fund                       AIM Financial Services Fund(1)
AIM Blue Chip Fund                         AIM Global Health Care Fund
AIM Capital Development Fund               AIM Global Real Estate Fund
AIM Charter Fund                           AIM Gold & Precious Metals Fund(1)
AIM Constellation Fund                     AIM Leisure Fund(1)
AIM Diversified Dividend Fund              AIM Multi-Sector Fund(1)
AIM Dynamics Fund(1)                       AIM Real Estate Fund(7)
AIM Large Cap Basic Value Fund             AIM Technology Fund(1)
AIM Large Cap Growth Fund                  AIM Utilities Fund(1)
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(2)                        FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                   TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                 AIM Floating Rate Fund
AIM Premier Equity Fund                    AIM High Yield Fund
AIM S&P 500 Index Fund(1)                  AIM Income Fund
AIM Select Equity Fund                     AIM Intermediate Government Fund
AIM Small Cap Equity Fund(3)               AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund(4)               AIM Money Market Fund
AIM Small Company Growth Fund(1)           AIM Short Term Bond Fund
AIM Trimark Endeavor Fund                  AIM Total Return Bond Fund
AIM Trimark Small Companies Fund           Premier Portfolio
AIM Weingarten Fund                        Premier U.S. Government Money Portfolio(1)
*Domestic equity and income fund

     INTERNATIONAL/GLOBAL EQUITY           TAX-FREE

AIM Asia Pacific Growth Fund               AIM High Income Municipal Fund
AIM Developing Markets Fund                AIM Municipal Bond Fund
AIM European Growth Fund                   AIM Tax-Exempt Cash Fund
AIM European Small Company Fund(5)         AIM Tax-Free Intermediate Fund
AIM Global Aggressive Growth Fund          Premier Tax-Exempt Portfolio
AIM Global Equity Fund
AIM Global Growth Fund                               AIM ALLOCATION SOLUTIONS
AIM Global Value Fund
AIM International Core Equity Fund(1)      AIM Conservative Allocation Fund
AIM International Growth Fund              AIM Growth Allocation Fund(8)
AIM International Small Company Fund(6)    AIM Moderate Allocation Fund
AIM Trimark Fund                           AIM Moderate Growth Allocation Fund
                                           AIM Moderately Conservative Allocation Fund

                                           =======================================================================================
                                           CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
                                           AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
                                           AND READ IT CAREFULLY BEFORE INVESTING.
                                           =======================================================================================

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7) As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after July 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $131 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $375 billion in assets under management. Data as of March 31, 2005.

AIMinvestments.com                  BCH-SAR-1           A I M Distributors, Inc.

                           [YOUR GOALS. OUR SOLUTIONS.] --Registered Trademark--
------------------------------------------------------------------------------
Mutual   Retirement   Annuities   College   Separately   Offshore   Cash                  [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                 Savings   Managed      Products   Management                  --Registered Trademark--
                                  Plans     Accounts

                                                    AIM CAPITAL DEVELOPMENT FUND
                              Semiannual Report to Shareholders o April 30, 2005


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                        --Registered Trademark--

AIM CAPITAL DEVELOPMENT FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of April 30, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          o The unmanaged Russell                       o Industry classifications used in this
                                             Midcap--Registered Trademark--                report are generally according to the
o Effective September 30, 2003, Class B      Growth Index is a subset of the Russell       Global Industry Classification Standard,
shares are not available as an               Midcap--Registered Trademark-- Index,         which was developed by and is the
investment for retirement plans              which represents the performance of the       exclusive property and a service mark of
maintained pursuant to Section 401 of        stocks of domestic mid-capitalization         Morgan Stanley Capital International
the Internal Revenue Code, including         companies; the Growth subset measures         Inc. and Standard & Poor's.
401(k) plans, money purchase pension         the performance of Russell Midcap
plans and profit sharing plans. Plans        companies with higher price/book ratios       The Fund provides a complete list of its
that have existing accounts invested in      and higher forecasted growth values.          holdings four times in each fiscal year,
Class B shares will continue to be                                                         at the quarter-ends. For the second and
allowed to make additional purchases.        o The unmanaged Lipper Mid-Cap Growth         fourth quarters, the lists appear in the
                                             Fund Index represents an average of the       Fund's semiannual and annual reports to
o Class R shares are available only to       performance of the 30 largest                 shareholders. For the first and third
certain retirement plans. Please see the     mid-capitalization growth funds tracked       quarters, the Fund files the lists with
prospectus for more information.             by Lipper, Inc., an independent mutual        the Securities and Exchange Commission
                                             fund performance monitor.                     (SEC) on Form N-Q. Shareholders can look
o Investor Class shares are closed to                                                      up the Fund's Forms N-Q on the SEC's Web
most investors. For more information on      o The Fund is not managed to track the        site at sec.gov. Copies of the Fund's
who may continue to invest in the            performance of any particular index,          Forms N-Q may be reviewed and copied at
Investor Class shares, please see the        including the indexes defined here, and       the SEC's Public Reference Room at 450
prospectus.                                  consequently, the performance of the          Fifth Street, N.W., Washington, D.C.
                                             Fund may deviate significantly from the       20549-0102. You can obtain information
PRINCIPAL RISKS OF INVESTING IN THE FUND     performance of the indexes.                   on the operation of the Public Reference
                                                                                           Room, including information about
o Investing in small and mid-size            o A direct investment cannot be made in       duplicating fee charges, by calling
companies involves risks not associated      an index. Unless otherwise indicated,         1-202-942-8090 or 1-800-732-0330, or by
with investing in more established           index results include reinvested              electronic request at the following
companies, including business risk,          dividends, and they do not reflect sales      e-mail address: publicinfo@sec.gov. The
significant stock price fluctuations and     charges. Performance of an index of           SEC file numbers for the Fund are
illiquidity.                                 funds reflects fund expenses;                 811-1424 and 2-25469. The Fund's most
                                             performance of a market index does not.       recent portfolio holdings, as filed on
o The Fund may invest up to 25% of its                                                     Form N-Q, are also available at
assets in the securities of non-U.S.         OTHER INFORMATION                             AIMinvestments.com.
issuers. International investing
presents certain risks not associated        o The returns shown in the management's       A description of the policies and
with investing solely in the United          discussion of Fund performance are based      procedures that the Fund uses to
States. These include risks relating to      on net asset values calculated for            determine how to vote proxies relating
fluctuations in the value of the U.S.        shareholder transactions. Generally           to portfolio securities is available
dollar relative to the values of other       accepted accounting principles require        without charge, upon request, from our
currencies, the custody arrangements         adjustments to be made to the net assets      Client Services department at
made for the Fund's foreign holdings,        of the Fund at period end for financial       800-959-4246 or on the AIM Web site,
differences in accounting, political         reporting purposes, and as such, the net      AIMinvestments.com. On the home page,
risks and the lesser degree of public        asset values for shareholder                  scroll down and click on AIM Funds Proxy
information required to be provided by       transactions and the returns based on         Policy. The information is also
non-U.S. companies.                          those net asset values may differ from        available on the SEC Web site, sec.gov.
                                             the net asset values and returns
ABOUT INDEXES USED IN THIS REPORT            reported in the Financial Highlights.         Information regarding how the Fund voted
                                                                                           proxies related to its portfolio
o The unmanaged Standard & Poor's                                                          securities during the 12 months ended
Composite Index of 500 Stocks (the S&P                                                     June 30, 2004, is available at our Web
500--Registered Trademark-- Index) is an                                                   site. Go to AIMinvestments.com, access
index of common stocks frequently used                                                     the About Us tab, click on Required
as a general measure of U.S. stock                                                         Notices and then click on Proxy Voting
market performance.                                                                        Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the SEC Web site, sec.gov.

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================
NOT FDIC INSURED        MAY LOSE VALUE        NO BANK GUARANTEE
AIMINVESTMENTS.COM

AIM CAPITAL DEVELOPMENT FUND

                    DEAR FELLOW SHAREHOLDERS:

                    Most equity market and fund indexes, domestic and
                    international, produced positive total returns for the six
      [GRAHAM       months ended April 30, 2005, but for the most part, those
       PHOTO]       positive numbers reflected gains made during the latter
                    months of 2004. Year-to-date as of April 30, 2005, the
                    returns were far less attractive.
 ROBERT H. GRAHAM
                       High oil prices remained a source of unease; crude oil
                    remained near or above $50 per barrel throughout the
                    reporting period. The Producer Price Index was up fairly
    [WILLIAMSON     sharply in April, largely due to energy costs. And central
       PHOTO]       bank policy continued to focus on containing short-term
                    inflation via increases in the overnight federal funds interest rate, the rate the Federal Reserve (the Fed) most directly controls. Shortly after the reporting period
 MARK H. WILLIAMSON closed, the Fed raised that rate to 3%; it was the eighth increase since mid-2004. Should the Fed continue to raise rates, this could eventually dampen economic performance, which in fact has been quite good. Gross domestic product grew 4.4% for all of 2004 and the preliminary estimate of annualized growth for the first quarter of 2005 was 3.5%.

                       o Though the growth rate of the manufacturing sector
                         slowed in April and again in May, manufacturing continued to grow, according to the Institute for Supply Management (ISM), whose purchasing manager surveys cover more than 80% of the U.S. economy. In May, manufacturing grew for the 24th consecutive month while the overall economy grew for the 43rd consecutive month, ISM reported.

                       o Though job growth during May was much slower than
                         during April, the unemployment rate remained unchanged at 5.1% as May 2005 ended.

                       o For the first quarter of 2005, earnings for companies
                         included in the Standard & Poor's Composite Index of 500 Stocks, an index of the broad U.S. stock market, were up more than 10%, on average, over a year earlier.

                       o Bond yields have not risen as much as might be expected
                         given eight increases in short-term interest rates in less than a year. This may indicate that the bond market is not anticipating a long-term inflationary pattern.

                       After the slow start in 2005, domestic and many
                    international markets began to rally after the close of the reporting period, demonstrating once again how changeable markets are in the short term. Given the elusiveness of accurate short-term market forecasts, as always, we urge our shareholders to:

                       o keep a long-term investment perspective,

                       o make sure their portfolio of investments is suitably
                         diversified, and

                       o contact their financial advisors when they have
                         questions about their investments or the markets.

                    YOUR FUND

                    In the following pages you will find a discussion of your Fund's investment philosophy, an explanation of its performance for the reporting period, and a summary of its portfolio as of April 30. Further information about your Fund, The AIM Family of Funds--Registered Trademark--, and investing in general is always available on our widely praised Web site, AIMinvestments.com. Please visit frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                /s/ MARK H. WILLIAMSON

                    Robert H. Graham                    Mark H. Williamson
                    President & Vice Chair,             Chairman & President,
                    AIM Funds                           A I M Advisors, Inc.

                    June 17, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM CAPITAL DEVELOPMENT FUND

                                                                                           o applying fundamental research to
MANAGEMENT'S DISCUSSION OF FUND                                                            identify stocks of companies with large
PERFORMANCE                                                                                potential markets, cash-generating
                                             ========================================      business models, improving balance
PERFORMANCE SUMMARY                          FUND VS. INDEXES                              sheets and solid management teams;

Stocks generally posted lackluster           TOTAL RETURNS, 10/31/04-4/30/05,              o using a variety of valuation
returns over the period, amid investor       EXCLUDING APPLICABLE SALES CHARGES. IF        techniques to determine target buy
concerns about higher oil prices and         SALES CHARGES WERE INCLUDED, RETURNS          prices and a stock's valuation upside
rising interest rates. These trends also     WOULD BE LOWER.                               and downside potential.
muted the Fund's performance.
                                             Class A Shares                      2.81%        We believe application of this
   Although mid-cap stocks generally                                                       investment process results in a
outperformed large-cap stocks for the        Class B Shares                      2.50      portfolio of attractively valued stocks
period, the Fund underperformed the S&P                                                    of conservative growth companies that
500 Index and the Russell Midcap Growth      Class C Shares                      2.43      possess the qualities for potential
Index largely because of stock                                                             continued growth.
selection. The Fund lagged the Russell       Class R Shares                      2.77
Midcap Growth Index most significantly                                                        We consider selling a stock if:
in the industrials sector, where weak        Investor Class Shares               2.87
stock selection hindered performance.                                                      o a company's fundamentals deteriorate;
Indeed, the portfolio's industrials          S&P 500 Index (Broad Market Index)  3.28
holdings accounted for most of the                                                         o a stock's price reaches our valuation
Fund's underperformance of the Russell       Russell Midcap Growth Index                   target;
Midcap Growth Index. On the other hand,      (Style-specific Index)              4.07
our focus on valuation helped the Fund                                                     o or we find a more attractive
outperform its Lipper peer group, as         Lipper Mid-Cap Growth Fund Index              investment option.
value stocks outperformed growth stocks      (Peer Group Index)                  1.05
over the period.                                                                           MARKET CONDITIONS AND YOUR FUND
                                             SOURCE: LIPPER, INC.
                                             ========================================      The S&P 500 Index recorded most of its
                                                                                           gains in the first two months of the
                                             HOW WE INVEST                                 reporting period, as oil prices declined
                                                                                           and the uncertainty surrounding the U.S.
                                             We use a bottom-up approach to                presidential race was resolved. The S&P
                                             investing, selecting stocks based on an       500 Index declined later in the
                                             evaluation of individual companies. We        reporting period, as oil prices again
                                             also seek to own stocks that are              increased and the Federal Reserve
                                             favorably priced relative to the rest of      continued raising interest rates to slow
                                             the market. Our goal is to produce            economic growth and curb potential
                                             consistent returns over the long-term by      inflation. In this environment,
                                             adhering to our investment process in         investors generally favored more
                                             all market environments.                      defensive sectors such as utilities,
                                                                                           energy and health care. Consequently,
                                                Our investment process involves:           the Fund's focus on attractively valued
                                                                                           stocks of conservative growth companies
                                             o identifying mid-capitalization              enhanced performance,
                                             companies we believe have sustainable
                                             cash flow and earnings growth and that
                                             have stock prices which are low relative
                                             to their projected growth rates;

========================================     ========================================      ========================================

PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                             TOP 10 EQUITY HOLDINGS*
By Sector
                                             1. Health Care Services            6.2%        1. Harrah's Entertainment Inc.      1.4%
             [PIE CHART]
                                             2. Health Care Equipment           6.2         2. Williams Cos., Inc. (The)        1.4
Information Technology            20.5%
Consumer Discretionary            20.3%      3. Communications Equipment        4.4         3. Advance Auto Parts, Inc.         1.4
Health Care                       19.2%
Industrials                        9.8%      4. Application Software            4.3         4. Abercrombie & Fitch Co.-Class A  1.3
Financials                         9.6%
Energy                             6.4%      5. Diversified Commercial Services 3.4         5. VCA Antech, Inc.                 1.2
Money Market Funds Plus
Other Assets Less Liabilities      6.4%      TOTAL NET ASSETS          $1.1 BILLION         6. Corrections Corp. of America     1.2
Telecommunication Services         3.1%
Consumer Staples                   2.3%      TOTAL NUMBER OF HOLDINGS*          114         7. Amphenol Corp.-Class A           1.2
Utilities                          1.0%
Materials                          1.4%                                                     8. Jarden Corp.                     1.2

The Fund's holdings are subject to                                                          9. Scientific Games Corp.-Class A   1.1
change, and there is no assurance that
the Fund will continue to hold any                                                         10. Autodesk, Inc.                   1.1
particular security.

*Excluding money market fund holdings.

========================================     ========================================      ========================================

particularly compared to its Lipper peer    countries. As a result of its size and      The views and opinions expressed in
group.                                      geographically diverse presence, the        management's discussion of Fund
                                            company is often able to provide a          performance are those of A I M Advisors,
   Over the reporting period, we            broader range of expertise and services     Inc. These views and opinions are
increased the Fund's exposure to health     than many of its smaller competitors.       subject to change at any time based on
care, its best-performing sector. Demand                                                factors such as market and economic
for health care services and products          Detractors included:                     conditions. These views and opinions may
tends to be stable regardless of                                                        not be relied upon as investment advice
economic trends and that benefited the      o SIRVA, a global relocation services       or recommendations, or as an offer for a
performance of stocks in this sector.       company, saw its stock decline when it      particular security. The information is
Health care stocks that performed well      announced that it would not meet its        not a complete analysis of every aspect
for the Fund included Express Scripts,      previously issued earnings guidance for     of any market, country, industry,
Caremark, Community Health Systems and      the fourth quarter of 2004. Reasons         security or the Fund. Statements of fact
Omnicare. Community Health Systems, for     cited included accounting issues in its     are from sources considered reliable,
example, operates 70 hospitals in more      insurance and European operations and       but A I M Advisors, Inc. makes no
than 20 states, primarily in rural areas    lower-than-expected operating margins in    representation or warranty as to their
where the company benefited from a lack     each of its business segments. We sold      completeness or accuracy. Although
of competition.                             the stock.                                  historical performance is no guarantee
                                                                                        of future results, these insights may
            ... WE INCREASED                o AVAYA, which produces communication       help you understand our investment
         THE FUND'S EXPOSURE TO             equipment and software, faltered on         management philosophy.
         HEALTH CARE, ITS BEST-             concerns that corporations may be slower
          PERFORMING SECTOR ...             to deploy the company's voice over                See important Fund and index
                                            Internet protocol (VoIP) products than           disclosures inside front cover.
   Simultaneously, we reduced the Fund's    originally expected. VoIP technology
holdings in industrials, its                allows users to make phone calls without
weakest-performing sector. Within the       incurring typical analog telephone
industrials sector, several of the          charges, such as for long-distance                      PAUL J. RASPLICKA,
Fund's commercial services and capital      calls, and also allows the flexibility      [RASPLICKA  Chartered Financial Analyst,
goods holdings were weak performers. In     of connecting from virtually any              PHOTO]    senior portfolio manager, is
each of these industries, many of the       location. We continued to hold the stock                lead manager of AIM Capital
Fund's holdings were tied to an economic    because we believe more corporations                    Development Fund. Mr.
recovery that has not developed as          will ultimately realize the value of        Rasplicka joined AIM in 1998. Mr.
quickly as expected.                        this technology and begin to incorporate    Rasplicka began his investment career in
                                            VoIP products in the near future.           1982 as an equity research analyst. A
   Other sectors that contributed                                                       native of Denver, Mr. Rasplicka is a
positively to Fund performance included     IN CLOSING                                  magna cum laude graduate of the
consumer discretionary, which benefited                                                 University of Colorado in Boulder with a
from generally solid consumer spending,     Although we are pleased to have provided    B.S. in business administration. He
and energy, which benefited from rising     positive returns for our investors for      received an M.B.A. from the University
oil prices. Detracting from performance     the reporting period, we are always         of Chicago. He is a Chartered Investment
were information technology and             striving to improve performance and help    Counselor.
materials, which declined on                you meet your financial goals. We remain
deteriorating fundamentals.                 committed to our investment process of      Assisted by Mid Cap Growth/GARP Team
                                            focusing on the attractively priced
   Examples of stocks that had a            stocks of mid-cap companies with growing              [RIGHT ARROW GRAPHIC]
positive impact on performance included:    earnings. Although growth stocks have
                                            struggled in recent years, it is            FOR A PRESENTATION OF YOUR FUND'S
o Williams Cos., which produces and         important to remember that market           LONG-TERM PERFORMANCE RECORD,PLEASE TURN
transports natural gas, benefited from      segments and investment styles go in and    TO PAGE 5.
the preference of power plants for          out of favor. We believe our strategy
natural gas as a fuel source. The           has the potential to provide investors
company is a turnaround story, as it has    with attractive returns over the long
just emerged from a two-year                term and thank you for your commitment
restructuring. Its stock rose more than     to AIM Capital Development Fund.
20% in the first quarter of 2005.

o CB Richard Ellis Group is one of the
world's largest commercial real estate
services companies with operations in
more than 48

AIM CAPITAL DEVELOPMENT FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      You may use the information in this         April 30, 2005, appear in the table
                                             table, together with the amount you         "Fund vs. Indexes" on page 2. The
As a shareholder of the Fund, you incur      invested, to estimate the expenses that     hypothetical account values and expenses
two types of costs: (1) transaction          you paid over the period. Simply divide     may not be used to estimate the actual
costs, which may include sales charges       your account value by $1,000 (for           ending account balance or expenses you
(loads) on purchase payments; contingent     example, an $8,600 account value divided    paid for the period. You may use this
deferred sales charges on redemptions;       by $1,000 = 8.6), then multiply the         information to compare the ongoing costs
and redemption fees, if any; and (2)         result by the number in the table under     of investing in the Fund and other
ongoing costs, including management          the heading entitled "Actual Expenses       funds. To do so, compare this 5%
fees; distribution and/or service fees       Paid During Period" to estimate the         hypothetical example with the 5%
(12b-1); and other Fund expenses. This       expenses you paid on your account during    hypothetical examples that appear in the
example is intended to help you              this period.                                shareholder reports of the other funds.
understand your ongoing costs (in
dollars) of investing in the Fund and to     HYPOTHETICAL EXAMPLE FOR                       Please note that the expenses shown
compare these costs with ongoing costs       COMPARISON PURPOSES                         in the table are meant to highlight your
of investing in other mutual funds. The                                                  ongoing costs only and do not reflect
example is based on an investment of         The table below also provides               any transactional costs, such as sales
$1,000 invested at the beginning of the      information about hypothetical account      charges (loads) on purchase payments,
period and held for the entire period        values and hypothetical expenses based      contingent deferred sales charges on
November 1, 2004, through April 30,          on the Fund's actual expense ratio and      redemptions, and redemption fees, if
2005.                                        an assumed rate of return of 5% per year    any. Therefore, the hypothetical
                                             before expenses, which is not the Fund's    information is useful in comparing
ACTUAL EXPENSES                              actual return. The Fund's actual            ongoing costs only, and will not help
                                             cumulative total returns at net asset       you determine the relative total costs
The table below provides information         value after expenses for the six months     of owning different funds.
about actual account values and actual       ended
expenses.

====================================================================================================================================

                                                          ACTUAL                                 HYPOTHETICAL
                                                                                      (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT     ENDING ACCOUNT              EXPENSES         ENDING ACCOUNT                   EXPENSES
SHARE               VALUE                 VALUE                PAID DURING            VALUE                      PAID DURING
CLASS             (11/1/04)            (4/30/05)(1)             PERIOD(2)           (4/30/05)                      PERIOD(2)
   A             $1,000.00             $1,028.10                 $  6.84            $1,018.05                      $ 6.80
   B              1,000.00              1,025.00                   10.09             1,014.83                       10.04
   C              1,000.00              1,024.30                   10.09             1,014.83                       10.04
   R              1,000.00              1,027.70                    7.59             1,017.31                        7.55
Investor          1,000.00              1,028.70                    6.34             1,018.55                        6.31


(1) The actual ending account value is based on the actual total return of the Fund for the period November 1, 2004, to April 30,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended April 30, 2005, appear in the table "Fund vs. Indexes" on page 2.

(2) Expenses are equal to the Fund's annualized expense ratio, 1.36%, 2.01%, 2.01%, 1.51% and 1.26% for Class A, B, C, R and
    Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

====================================================================================================================================

                                           [ARROW     For More Information Visit
                                           BUTTON     AIMINVESTMENTS.COM
                                           IMAGE]

AIM CAPITAL DEVELOPMENT FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your Fund's performance record for periods ended April 30, 2005, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns as of March 31, 2005, the most recent calendar quarter-end.

========================================    ========================================

AVERAGE ANNUAL TOTAL RETURNS                AVERAGE ANNUAL TOTAL RETURNS                AIMINVESTMENTS.COM FOR THE MOST RECENT
As of 4/30/05, including applicable         As of 3/31/05, including applicable         MONTH-END PERFORMANCE. PERFORMANCE
sales charges                               sales charges                               FIGURES REFLECT REINVESTED
                                                                                        DISTRIBUTIONS, CHANGES IN NET ASSET
CLASS A SHARES                              CLASS A SHARES                              VALUE AND THE EFFECT OF THE MAXIMUM
Inception (6/17/96)      8.52%              Inception (6/17/96)       9.21%             SALES CHARGE UNLESS OTHERWISE STATED.
  5 Years               -0.80                 5 Years                -1.58              PERFORMANCE FIGURES DO NOT REFLECT
  1 Year                -1.17                 1 Year                  0.89              DEDUCTION OF TAXES A SHAREHOLDER WOULD
                                                                                        PAY ON FUND DISTRIBUTIONS OR SALE OF
CLASS B SHARES                              CLASS B SHARES                              FUND SHARES. INVESTMENT RETURN AND
Inception (10/1/96)      7.33%              Inception (10/1/96)       8.03%             PRINCIPAL VALUE WILL FLUCTUATE SO THAT
  5 Years               -0.62                 5 Years                -1.41              YOU MAY HAVE A GAIN OR LOSS WHEN YOU
  1 Year                -0.87                 1 Year                  1.19              SELL SHARES.

CLASS C SHARES                              CLASS C SHARES                                 CLASS A SHARE PERFORMANCE REFLECTS
Inception (8/4/97)       5.62%              Inception (8/4/97)        6.38%             THE MAXIMUM 5.50% SALES CHARGE, AND
  5 Years               -0.32                 5 Years                -1.09              CLASS B AND CLASS C SHARE PERFORMANCE
  1 Year                 2.90                 1 Year                  5.11              REFLECTS THE APPLICABLE CONTINGENT
                                                                                        DEFERRED SALES CHARGE (CDSC) FOR THE
CLASS R SHARES                              CLASS R SHARES                              PERIOD INVOLVED. THE CDSC ON CLASS B
Inception                9.04%              Inception                 9.74%             SHARES DECLINES FROM 5% BEGINNING AT THE
 5 Years                 0.17                 5 Years                -0.61              TIME OF PURCHASE TO 0% AT THE BEGINNING
 1 Year                  4.41                 1 Year                  6.61              OF THE SEVENTH YEAR. THE CDSC ON CLASS C
                                                                                        SHARES IS 1% FOR THE FIRST YEAR AFTER
INVESTOR CLASS SHARES                       INVESTOR CLASS SHARES                       PURCHASE.
Inception                9.22%              Inception                 9.92%
  5 Years                0.35                 5 Years                -0.44                 CLASS R SHARES DO NOT HAVE A
  1 Year                 4.63                 1 Year                  6.81              FRONT-END SALES CHARGE; RETURNS SHOWN
                                                                                        ARE AT NET ASSET VALUE AND DO NOT
========================================    ========================================    REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
                                                                                        ON A TOTAL REDEMPTION OF RETIREMENT PLAN
CLASS R SHARES' INCEPTION DATE IS JUNE      ALL OTHER RETURNS ARE BLENDED RETURNS OF    ASSETS WITHIN THE FIRST YEAR. INVESTOR
3, 2002. RETURNS SINCE THAT DATE ARE        HISTORICAL INVESTOR CLASS SHARE             CLASS SHARES DO NOT HAVE A FRONT-END
HISTORICAL RETURNS. ALL OTHER RETURNS       PERFORMANCE AND RESTATED CLASS A SHARE      SALES CHARGE OR A CDSC; THEREFORE,
ARE BLENDED RETURNS OF HISTORICAL CLASS     PERFORMANCE (FOR PERIODS PRIOR TO THE       PERFORMANCE IS AT NET ASSET VALUE.
R SHARE PERFORMANCE AND RESTATED CLASS A    INCEPTION DATE OF INVESTOR CLASS SHARES)
SHARE PERFORMANCE (FOR PERIODS PRIOR TO     AT NET ASSET VALUE AND REFLECT THE             THE PERFORMANCE OF THE FUND'S SHARE
THE INCEPTION DATE OF CLASS R SHARES) AT    HIGHER RULE 12b-1 FEES APPLICABLE TO        CLASSES WILL DIFFER DUE TO DIFFERENT
NET ASSET VALUE, ADJUSTED TO REFLECT THE    CLASS A SHARES. CLASS A SHARES'             SALES CHARGE STRUCTURES AND CLASS
HIGHER RULE 12b-1 FEES APPLICABLE TO        INCEPTION DATE IS JUNE 17, 1996.            EXPENSES.
CLASS R SHARES.
                                               THE PERFORMANCE DATA QUOTED REPRESENT
   INVESTOR CLASS SHARES' INCEPTION DATE    PAST PERFORMANCE AND CANNOT GUARANTEE
IS NOVEMBER 30, 2004. RETURNS SINCE THAT    COMPARABLE FUTURE RESULTS; CURRENT
DATE ARE HISTORICAL RETURNS.                PERFORMANCE MAY BE LOWER OR HIGHER.
                                            PLEASE VISIT

SUPPLEMENT TO SEMIANNUAL REPORT DATED 4/30/05

AIM CAPITAL DEVELOPMENT FUND

                                             ========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                  PLEASE NOTE THAT PAST PERFORMANCE IS NOT
                                             For periods ended 4/30/05                     INDICATIVE OF FUTURE RESULTS. MORE
The following information has been                                                         RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      Inception (3/15/02)              3.41%        THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview      1 Year                          5.08         REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings.                   6 Months*                       3.11         ASSET VALUE. INVESTMENT RETURN AND
Institutional Class shares are offered       ========================================      PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
exclusively to institutional investors,                                                    SHARES, WHEN REDEEMED, MAY BE WORTH MORE
including defined contribution plans         ========================================      OR LESS THAN THEIR ORIGINAL COST. SEE
that meet certain criteria.                  AVERAGE ANNUAL TOTAL RETURNS                  FULL REPORT FOR INFORMATION ON
                                             For periods ended 3/31/05, most recent        COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                             calendar quarter-end                          YOUR FUND PROSPECTUS FOR MORE
                                                                                           INFORMATION. FOR THE MOST CURRENT
                                             Inception (3/15/02)              5.20%        MONTH-END PERFORMANCE, PLEASE CALL
                                              1 Year                          7.39         800-451-4246 OR VISIT
                                              6 Months*                      10.97         AIMINVESTMENTS.COM.

                                             *Cumulative total return that has not
                                             been annualized
                                             ========================================

                                             INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                             CHARGE; THEREFORE, PERFORMANCE IS AT
                                             NAV. INSTITUTIONAL CLASS SHARES WOULD
                                             HAVE HAD DIFFERENT RETURNS DUE TO
                                             DIFFERENCES IN THE EXPENSE STRUCTURE OF
                                             THE INSTITUTIONAL CLASS.


                                   Over for information on your Fund's expenses.




                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.


AIMINVESTMENTS.COM     CDV-INS-2      [YOUR GOALS. OUR SOLUTIONS.]    [AIM INVESTMENTS LOGO APPEARS HERE]
                                        --Registered Trademark--            --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      expenses that you paid over the period.       months ended April 30, 2005, appears in
                                             Simply divide your account value by           the table on the front of this
As a shareholder of the Fund, you incur      $1,000 (for example, an $8,600 account        supplement. The hypothetical account
ongoing costs, including management          value divided by $1,000 = 8.6), then          values and expenses may not be used to
fees; and other Fund expenses. This          multiply the result by the number in the      estimate the actual ending account
example is intended to help you              table under the heading entitled "Actual      balance or expenses you paid for the
understand your ongoing costs (in            Expenses Paid During Period" to esti-         period. You may use this information to
dollars) of investing in the Fund and to     mate the expenses you paid on your            compare the ongoing costs of investing
compare these costs with ongoing costs       account during this period.                   in the Fund and other funds. To do so,
of investing in other mutual funds. The                                                    compare this 5% hypothetical example
example is based on an investment of         HYPOTHETICAL EXAMPLE FOR COMPARISON           with the 5% hypothetical examples that
$1,000 invested at the beginning of the      PURPOSES                                      appear in the shareholder reports of the
period and held for the entire period                                                      other funds.
November 1, 2004, through April 30,          The table below also provides
2005.                                        information about hypothetical account           Please note that the expenses shown
                                             values and hypothetical expenses based        in the table are meant to highlight your
ACTUAL EXPENSES                              on the Fund's actual expense ratio and        ongoing costs only. Therefore, the
                                             an assumed rate of return of 5% per year      hypothetical information is useful in
The table below provides information         before expenses, which is not the Fund's      comparing ongoing costs only, and will
about actual account values and actual       actual return. The Fund's actual cumu-        not help you determine the relative
expenses. You may use the information in     lative total return after expenses for        total costs of owning different funds.
this table, together with the amount you     the six
invested, to estimate the

====================================================================================================================================
                                                        ACTUAL                                 HYPOTHETICAL
                                                                                    (5% ANNUAL RETURN BEFORE EXPENSES)

                 BEGINNING ACCOUNT     ENDING ACCOUNT            EXPENSES         ENDING ACCOUNT             EXPENSES
   SHARE               VALUE                VALUE              PAID DURING            VALUE                 PAID DURING
   CLASS             (11/1/04)          (4/30/05)(1)            PERIOD(2)           (4/30/05)                PERIOD(2)
Institutional        $1,000.00            $1,031.10               $4.13             $1,020.73                  $4.11


(1) The actual ending account value is based on the actual total return of the Fund for the period November 1, 2004, to April 30,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended April 30, 2005, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.82% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
====================================================================================================================================



AIMINVESTMENTS.COM             CDV-INS-2

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2005
(Unaudited)


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS OTHER EQUITY INTERESTS-93.62%

ADVERTISING-1.59%

Omnicom Group Inc.                                 67,800   $    5,620,620
--------------------------------------------------------------------------
R.H. Donnelley Corp.(a)                           210,700       11,999,365
==========================================================================
                                                                17,619,985
==========================================================================

AEROSPACE & DEFENSE-1.04%

L-3 Communications Holdings, Inc.(b)              161,800       11,482,946
==========================================================================

AIR FREIGHT & LOGISTICS-0.84%

Robinson (C.H.) Worldwide, Inc.(b)                179,700        9,272,520
==========================================================================

APPAREL RETAIL-2.40%

Abercrombie & Fitch Co.-Class A                   271,900       14,669,005
--------------------------------------------------------------------------
Ross Stores, Inc.                                 446,900       11,941,168
==========================================================================
                                                                26,610,173
==========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.48%

Polo Ralph Lauren Corp.                           152,100        5,338,710
==========================================================================

APPLICATION SOFTWARE-4.27%

Amdocs Ltd. (United Kingdom)(a)                   412,200       11,009,862
--------------------------------------------------------------------------
Autodesk, Inc.                                    395,900       12,601,497
--------------------------------------------------------------------------
Hyperion Solutions Corp.(a)                       195,000        7,930,650
--------------------------------------------------------------------------
Macromedia, Inc.(a)                               125,200        4,959,172
--------------------------------------------------------------------------
Mercury Interactive Corp.(a)(b)                   262,700       10,857,391
==========================================================================
                                                                47,358,572
==========================================================================

AUTO PARTS & EQUIPMENT-0.71%

Autoliv, Inc.                                     176,600        7,814,550
==========================================================================

BIOTECHNOLOGY-1.74%

Charles River Laboratories International,
  Inc.(a)                                         246,600       11,681,442
--------------------------------------------------------------------------
Martek Biosciences Corp.(a)                       200,000        7,654,000
==========================================================================
                                                                19,335,442
==========================================================================

BUILDING PRODUCTS-1.02%

American Standard Cos. Inc.                       253,800       11,347,398
==========================================================================

CASINOS & GAMING-2.53%

Harrah's Entertainment, Inc.(b)                   234,400       15,381,328
--------------------------------------------------------------------------
Scientific Games Corp.-Class A(a)                 590,600       12,680,182
==========================================================================
                                                                28,061,510
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


COMMODITY CHEMICALS-0.89%

Celanese Corp.-Series A(a)                        677,200   $    9,853,260
==========================================================================

COMMUNICATIONS EQUIPMENT-4.42%

Avaya Inc.(a)(b)                                  857,200        7,440,496
--------------------------------------------------------------------------
Corning Inc.(a)                                   489,900        6,736,125
--------------------------------------------------------------------------
Harris Corp.                                      347,800        9,807,960
--------------------------------------------------------------------------
Juniper Networks, Inc.(a)                         275,800        6,230,322
--------------------------------------------------------------------------
Plantronics, Inc.                                 324,700       10,224,803
--------------------------------------------------------------------------
Scientific-Atlanta, Inc.                          278,200        8,507,356
==========================================================================
                                                                48,947,062
==========================================================================

COMPUTER STORAGE & PERIPHERALS-1.12%

Emulex Corp.(a)(b)                                463,700        7,201,261
--------------------------------------------------------------------------
Storage Technology Corp.(a)(b)                    187,200        5,204,160
==========================================================================
                                                                12,405,421
==========================================================================

CONSUMER FINANCE-1.05%

AmeriCredit Corp.(a)(b)                           497,100       11,632,140
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.64%

Alliance Data Systems Corp.(a)(b)                 268,600       10,851,440
--------------------------------------------------------------------------
CSG Systems International, Inc.(a)                644,400       11,077,236
--------------------------------------------------------------------------
Iron Mountain Inc.(a)(b)                          246,650        7,325,505
==========================================================================
                                                                29,254,181
==========================================================================

DEPARTMENT STORES-1.42%

Kohl's Corp.(a)                                   216,200       10,291,120
--------------------------------------------------------------------------
Nordstrom, Inc.                                   106,100        5,393,063
==========================================================================
                                                                15,684,183
==========================================================================

DISTILLERS & VINTNERS-1.07%

Constellation Brands, Inc.-Class A(a)             224,000       11,807,040
==========================================================================

DIVERSIFIED BANKS-0.83%

Centennial Bank Holdings, Inc. (Acquired
  12/27/2004; Cost $8,963,850)(a)(c)              853,700        9,219,960
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.42%

Career Education Corp.(a)                         212,900        6,693,576
--------------------------------------------------------------------------
ChoicePoint Inc.(a)                               315,300       12,444,891
--------------------------------------------------------------------------
Corrections Corp. of America(a)                   349,300       13,221,005
--------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES-(CONTINUED)

Jackson Hewitt Tax Service Inc.                   299,300   $    5,513,106
==========================================================================
                                                                37,872,578
==========================================================================

DRUG RETAIL-1.05%

Shoppers Drug Mart Corp. (Canada)                 374,800       11,690,626
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.00%

Cooper Industries, Ltd.-Class A (Bermuda)(b)      174,100       11,083,206
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.71%

Aeroflex Inc.(a)                                  616,500        4,888,845
--------------------------------------------------------------------------
Amphenol Corp.-Class A                            327,500       12,916,600
--------------------------------------------------------------------------
Dolby Laboratories Inc.-Class A(a)                 57,600        1,177,920
==========================================================================
                                                                18,983,365
==========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.84%

Benchmark Electronics, Inc.(a)                    346,100        9,358,544
==========================================================================

GAS UTILITIES-0.95%

Questar Corp.(b)                                  180,000       10,512,000
==========================================================================

GENERAL MERCHANDISE STORES-1.56%

Dollar General Corp.                              565,600       11,509,960
--------------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)(b)                    235,900        5,777,191
==========================================================================
                                                                17,287,151
==========================================================================

HEALTH CARE DISTRIBUTORS-0.86%

Henry Schein, Inc.(a)(b)                          253,800        9,520,038
==========================================================================

HEALTH CARE EQUIPMENT-6.21%

Biomet, Inc.                                      237,600        9,192,744
--------------------------------------------------------------------------
Fisher Scientific International Inc.(a)           205,900       12,226,342
--------------------------------------------------------------------------
INAMED Corp.(a)                                    96,000        5,840,640
--------------------------------------------------------------------------
Kinetic Concepts, Inc.(a)(b)                      204,200       12,548,090
--------------------------------------------------------------------------
PerkinElmer, Inc.                                 545,500       10,091,750
--------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)(b)                258,900        8,735,286
--------------------------------------------------------------------------
Waters Corp.(a)                                   256,500       10,165,095
==========================================================================
                                                                68,799,947
==========================================================================

HEALTH CARE FACILITIES-2.22%

Community Health Systems Inc.(a)                  300,000       10,935,000
--------------------------------------------------------------------------
VCA Antech, Inc.(a)(b)                            586,200       13,646,736
==========================================================================
                                                                24,581,736
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


HEALTH CARE SERVICES-6.23%

Caremark Rx, Inc.(a)                              290,000   $   11,614,500
--------------------------------------------------------------------------
Cerner Corp.(a)(b)                                114,000        6,618,840
--------------------------------------------------------------------------
Covance Inc.(a)                                   198,900        9,077,796
--------------------------------------------------------------------------
DaVita, Inc.(a)                                   270,000       10,881,000
--------------------------------------------------------------------------
Express Scripts, Inc.(a)(b)                       115,000       10,308,600
--------------------------------------------------------------------------
Omnicare, Inc.(b)                                 255,000        8,840,850
--------------------------------------------------------------------------
Renal Care Group, Inc.(a)(b)                      306,900       11,708,235
==========================================================================
                                                                69,049,821
==========================================================================

HEALTH CARE SUPPLIES-0.97%

Cooper Cos., Inc. (The)                           159,600       10,780,980
==========================================================================

HOME FURNISHINGS-0.89%

Tempur-Pedic International Inc.(a)                518,200        9,892,438
==========================================================================

HOMEBUILDING-1.07%

Ryland Group, Inc. (The)                          192,700       11,831,780
==========================================================================

HOTELS, RESORTS & CRUISE LINES-1.10%

Hilton Hotels Corp.                               557,800       12,176,774
==========================================================================

HOUSEHOLD PRODUCTS-0.19%

Central Garden & Pet Co.(a)                        50,900        2,116,931
==========================================================================

HOUSEWARES & SPECIALTIES-1.66%

Fortune Brands, Inc.                               65,300        5,523,074
--------------------------------------------------------------------------
Jarden Corp.(a)(b)                                287,700       12,851,559
==========================================================================
                                                                18,374,633
==========================================================================

INDUSTRIAL MACHINERY-1.06%

Ingersoll-Rand Co.-Class A (Bermuda)              152,100       11,691,927
==========================================================================

INTEGRATED OIL & GAS-1.04%

Murphy Oil Corp.(b)                               129,500       11,537,155
==========================================================================

INTERNET SOFTWARE & SERVICES-1.40%

Digital River, Inc.(a)                            252,600        6,719,160
--------------------------------------------------------------------------
VeriSign, Inc.(a)(b)                              331,200        8,763,552
==========================================================================
                                                                15,482,712
==========================================================================

LEISURE PRODUCTS-1.00%

Brunswick Corp.(b)                                262,700       11,033,400
==========================================================================

MANAGED HEALTH CARE-0.51%

Molina Healthcare Inc.(a)                         130,000        5,687,500
==========================================================================

MULTI-LINE INSURANCE-0.19%

Quanta Capital Holdings Ltd. (Bermuda)(a)(d)      264,441        2,115,528
==========================================================================

OFFICE ELECTRONICS-0.61%

Zebra Technologies Corp.-Class A(a)(b)            140,825        6,725,802
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

OIL & GAS DRILLING-1.84%

Nabors Industries, Ltd. (Bermuda)(a)              100,000   $    5,387,000
--------------------------------------------------------------------------
Noble Corp. (Cayman Islands)(b)                   190,000        9,671,000
--------------------------------------------------------------------------
Pride International, Inc.(a)                      237,900        5,305,170
==========================================================================
                                                                20,363,170
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.17%

National-Oilwell Varco Inc.(a)                    250,000        9,935,000
--------------------------------------------------------------------------
Smith International, Inc.                          92,000        5,352,560
--------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)       168,000        8,761,200
==========================================================================
                                                                24,048,760
==========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.38%

Williams Cos., Inc. (The)                         900,000       15,318,000
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.05%

Alliance Capital Management Holding L.P.(b)       256,300       11,518,122
--------------------------------------------------------------------------
CapitalSource Inc.(a)(b)                          531,400       11,159,400
==========================================================================
                                                                22,677,522
==========================================================================

PHARMACEUTICALS-0.48%

Medicis Pharmaceutical Corp.-Class A(b)           191,000        5,367,100
==========================================================================

RAILROADS-0.48%

CSX Corp.                                         132,100        5,301,173
==========================================================================

REAL ESTATE-3.21%

Aames Investment Corp.                            877,800        7,417,410
--------------------------------------------------------------------------
Fieldstone Investment Corp.(d)                    574,779        7,339,928
--------------------------------------------------------------------------
KKR Financial Corp. (Acquired 08/05/2004;
  Cost $10,250,000)(a)(c)                       1,025,000       10,506,250
--------------------------------------------------------------------------
People's Choice Financial Corp. (Acquired
  12/21/2004; Cost $10,296,000)(a)(c)           1,029,600       10,296,000
==========================================================================
                                                                35,559,588
==========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.04%

CB Richard Ellis Group, Inc.-Class A(a)           332,300       11,547,425
==========================================================================

REGIONAL BANKS-0.55%

Signature Bank(a)                                  48,100        1,184,703
--------------------------------------------------------------------------
UCBH Holdings, Inc.                               314,000        4,939,220
==========================================================================
                                                                 6,123,923
==========================================================================

RESTAURANTS-0.69%

Applebee's International, Inc.                    307,400        7,617,372
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


SEMICONDUCTOR EQUIPMENT-0.93%

KLA-Tencor Corp.(b)                               128,800   $    5,025,776
--------------------------------------------------------------------------
Novellus Systems, Inc.(a)                         223,900        5,245,977
==========================================================================
                                                                10,271,753
==========================================================================

SEMICONDUCTORS-2.53%

ATI Technologies Inc. (Canada)(a)                 717,100       10,613,080
--------------------------------------------------------------------------
Microchip Technology Inc.                         374,762       10,673,222
--------------------------------------------------------------------------
National Semiconductor Corp.(b)                   351,300        6,702,804
==========================================================================
                                                                27,989,106
==========================================================================

SPECIALIZED FINANCE-0.65%

Chicago Mercantile Exchange Holdings Inc.(b)       36,700        7,175,584
==========================================================================

SPECIALTY CHEMICALS-0.55%

Minerals Technologies Inc.                         92,700        6,055,164
==========================================================================

SPECIALTY STORES-3.23%

Advance Auto Parts, Inc.(a)                       281,200       15,002,020
--------------------------------------------------------------------------
Office Depot, Inc.(a)                             476,700        9,333,786
--------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)(b)                       341,600       11,440,184
==========================================================================
                                                                35,775,990
==========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.47%

W.W. Grainger, Inc.                                93,300        5,158,557
==========================================================================

TRUCKING-0.52%

Swift Transportation Co., Inc.(a)(b)              268,000        5,716,440
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.05%

American Tower Corp.-Class A(a)(b)                668,500       11,518,255
--------------------------------------------------------------------------
NII Holdings Inc.(a)(b)                           205,800       10,304,406
--------------------------------------------------------------------------
SpectraSite, Inc.(a)                              213,100       11,961,303
==========================================================================
                                                                33,783,964
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $904,282,154)                          1,037,082,216
==========================================================================

MONEY MARKET FUNDS-4.73%

Liquid Assets Portfolio-Institutional
  Class(e)                                     26,175,446       26,175,446
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)    26,175,446       26,175,446
==========================================================================
    Total Money Market Funds (Cost
      $52,350,892)                                              52,350,892
==========================================================================
TOTAL INVESTMENTS-98.35% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $956,633,046)                1,089,433,108
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED MONEY MARKET
  FUNDS-15.50%

Liquid Assets Portfolio-Institutional
  Class(e)(f)                                  85,882,352   $   85,882,352
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(e)(f)                                  85,882,352       85,882,352
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $171,764,704)                                      171,764,704
==========================================================================
TOTAL INVESTMENTS--113.85% (Cost
  $1,128,397,750)                                            1,261,197,812
==========================================================================
OTHER ASSETS LESS LIABILITIES-(13.85%)                        (153,404,137)
==========================================================================
NET ASSETS-100.00%                                          $1,107,793,675
__________________________________________________________________________
==========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at April 30, 2005.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at April 30, 2005 was $30,022,210, which represented 2.71% of the Fund's Net Assets. These securities are considered to be illiquid; the portfolio is limited to investing 15% of net assets in illiquid securities.
(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at April 30, 2005 was $9,455,456, which represented 0.75% of the Fund's Total Investments. See Note 1A.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $904,282,154)*                              $1,037,082,216
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $224,115,596)                            224,115,596
============================================================
    Total investments (cost $1,128,397,750)    1,261,197,812
============================================================
Receivables for:
  Investments sold                                24,437,428
------------------------------------------------------------
  Fund shares sold                                 3,065,688
------------------------------------------------------------
  Dividends                                          688,950
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                64,460
------------------------------------------------------------
Other assets                                          88,497
============================================================
    Total assets                               1,289,542,835
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            6,313,971
------------------------------------------------------------
  Fund shares reacquired                           2,332,651
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 119,733
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       171,764,704
------------------------------------------------------------
Accrued distribution fees                            623,293
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,831
------------------------------------------------------------
Accrued transfer agent fees                          510,896
------------------------------------------------------------
Accrued operating expenses                            81,081
============================================================
    Total liabilities                            181,749,160
============================================================
Net assets applicable to shares outstanding   $1,107,793,675
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  831,763,514
------------------------------------------------------------
Undistributed net investment income (loss)        (4,501,168)
------------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                     147,731,267
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                     132,800,062
============================================================
                                              $1,107,793,675
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  686,699,298
____________________________________________________________
============================================================
Class B                                       $  331,944,271
____________________________________________________________
============================================================
Class C                                       $   76,854,483
____________________________________________________________
============================================================
Class R                                       $    6,683,041
____________________________________________________________
============================================================
Investor Class                                $      899,915
____________________________________________________________
============================================================
Institutional Class                           $    4,712,667
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           40,349,814
____________________________________________________________
============================================================
Class B                                           20,922,648
____________________________________________________________
============================================================
Class C                                            4,847,990
____________________________________________________________
============================================================
Class R                                              394,803
____________________________________________________________
============================================================
Investor Class                                        52,857
____________________________________________________________
============================================================
Institutional Class                                  271,604
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        17.02
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.02 divided by
      94.50%)                                 $        18.01
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        15.87
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        15.85
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        16.93
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $        17.03
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        17.35
____________________________________________________________
============================================================

* At April 30, 2005, securities with an aggregate market value of $168,399,005 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $4,612)          $   4,268,388
---------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $187,500 after rebates of
  $1,315,192)                                                       554,377
===========================================================================
    Total investment income                                       4,822,765
===========================================================================

EXPENSES:

Advisory fees                                                     3,798,809
---------------------------------------------------------------------------
Administrative services fees                                        155,785
---------------------------------------------------------------------------
Custodian fees                                                       25,623
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         1,193,863
---------------------------------------------------------------------------
  Class B                                                         1,866,911
---------------------------------------------------------------------------
  Class C                                                           396,294
---------------------------------------------------------------------------
  Class R                                                            16,255
---------------------------------------------------------------------------
  Investor Class                                                        772
---------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, R and Investor Class        1,614,175
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                            2,114
---------------------------------------------------------------------------
Trustees' and officer's fees and benefits                            26,242
---------------------------------------------------------------------------
Other                                                               158,613
===========================================================================
    Total expenses                                                9,255,456
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                      (29,830)
===========================================================================
    Net expenses                                                  9,225,626
===========================================================================
Net investment income (loss)                                     (4,402,861)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities (includes gains from securities sold
    to affiliates of $3,329,583)                                148,146,801
---------------------------------------------------------------------------
  Foreign currencies                                                (14,460)
===========================================================================
                                                                148,132,341
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (114,816,847)
---------------------------------------------------------------------------
  Foreign currencies                                                 36,281
===========================================================================
                                                               (114,780,566)
===========================================================================
Net gain from investment securities and foreign currencies       33,351,775
===========================================================================
Net increase in net assets resulting from operations          $  28,948,914
___________________________________________________________________________
===========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2005 and the year ended October 31, 2004 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (4,402,861)   $   (7,843,507)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   148,132,341        92,544,722
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (114,780,566)        9,256,653
==============================================================================================
    Net increase in net assets resulting from operations          28,948,914        93,957,868
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (50,048,191)      (13,528,020)
----------------------------------------------------------------------------------------------
  Class B                                                        (30,864,454)      (10,257,718)
----------------------------------------------------------------------------------------------
  Class C                                                         (6,304,794)       (1,789,455)
----------------------------------------------------------------------------------------------
  Class R                                                           (466,191)          (30,198)
----------------------------------------------------------------------------------------------
  Investor Class                                                     (46,094)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                               (282,499)             (242)
==============================================================================================
    Decrease in net assets resulting from distributions          (88,012,223)      (25,605,633)
==============================================================================================
Share transactions-net:
  Class A                                                        104,559,478        31,588,830
----------------------------------------------------------------------------------------------
  Class B                                                        (25,649,780)      (40,086,908)
----------------------------------------------------------------------------------------------
  Class C                                                          7,461,334         1,351,823
----------------------------------------------------------------------------------------------
  Class R                                                          1,424,126         4,312,014
----------------------------------------------------------------------------------------------
  Investor Class                                                     991,725                --
----------------------------------------------------------------------------------------------
  Institutional Class                                              4,903,915            55,370
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                           93,690,798        (2,778,871)
==============================================================================================
    Net increase in net assets                                    34,627,489        65,573,364
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,073,166,186     1,007,592,822
==============================================================================================
  End of period (including undistributed net investment
    income (loss) of $(4,501,168) and $(98,307),
    respectively)                                             $1,107,793,675    $1,073,166,186
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $350 million                                               0.75%
----------------------------------------------------------------------
Over $350 million                                               0.625%
______________________________________________________________________
======================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended April 30, 2005, AIM waived fees of $3,995.

    For the six months ended April 30, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $10,778 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended April 30, 2005, AIM was paid $155,785.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended April 30, 2005, the Fund paid AISI $1,614,175 for Class A, Class B, Class C, Class R and Investor Class share classes and $2,114 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $1,193,863, $1,866,911, $396,294, $16,255 and $772, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended April 30, 2005, ADI advised the Fund that it retained $91,807 in front-end sales commissions from the sale of Class A shares and $2,662, $34,307, $2,747 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended April 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      04/30/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 10,261,930      $159,404,328      $(143,490,812)        $   --        $ 26,175,446     $181,994       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            10,261,930       159,404,328       (143,490,812)            --          26,175,446      184,883           --
==================================================================================================================================
  Subtotal       $ 20,523,860      $318,808,656      $(286,981,624)        $   --        $ 52,350,892     $366,877       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      04/30/05        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 69,189,281      $123,289,477      $(106,596,406)        $   --        $ 85,882,352     $ 92,867       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            69,189,281       123,002,865       (106,309,794)            --          85,882,352       94,633           --
==================================================================================================================================
  Subtotal       $138,378,562      $246,292,342      $(212,906,200)        $   --        $171,764,704     $187,500       $   --
==================================================================================================================================
  Total          $158,902,422      $565,100,998      $(499,887,824)        $   --        $224,115,596     $554,377       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of rebates.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended April 30, 2005, the Fund engaged in securities purchases of $12,999,593 and sales of $9,146,726, which resulted in net realized gains of $3,329,583.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended April 30, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $15,057.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended April 30, 2005, the Fund paid legal fees of $3,791 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2005, securities with an aggregate value of $168,399,005 were on loan to brokers. The loans were secured by cash collateral of $171,764,704 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended April 30, 2005, the Fund received dividends on cash collateral of $187,500 for securities lending transactions, which are net of rebates.

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    The Fund did not have a capital loss carryforward as of October 31, 2004.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2005 was $723,195,929 and $767,399,814, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $176,331,788
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (43,860,098)
==============================================================================
Net unrealized appreciation of investment securities             $132,471,690
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,128,726,122.

NOTE 11--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(a)
-----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    APRIL 30, 2005               OCTOBER 31, 2004
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      5,997,225    $109,076,125     6,956,116    $ 121,226,684
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,700,765      28,882,787     2,589,525       42,660,392
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        716,719      12,158,309     1,128,395       18,630,607
-----------------------------------------------------------------------------------------------------------------------
  Class R                                                        104,427       1,883,794       275,328        4,806,109
-----------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                               52,336         981,692            --               --
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            299,603       5,486,891         3,080           55,129
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      2,609,949      47,005,175       727,483       12,170,787
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,735,416      29,207,056       564,080        8,923,747
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        358,665       6,032,748        96,104        1,519,408
-----------------------------------------------------------------------------------------------------------------------
  Class R                                                         25,963         465,263         1,810           30,198
-----------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                                2,559          46,113            --               --
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             15,412         282,498            14              241
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      2,032,011      36,812,905       834,769       14,693,499
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,173,866)    (36,812,905)     (886,014)     (14,693,499)
=======================================================================================================================
Reacquired:
  Class A                                                     (4,855,136)    (88,334,727)   (6,701,600)    (116,502,140)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,761,426)    (46,926,718)   (4,698,851)     (76,977,548)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (634,973)    (10,729,723)   (1,149,534)     (18,798,192)
-----------------------------------------------------------------------------------------------------------------------
  Class R                                                        (51,771)       (924,931)      (30,395)        (524,293)
-----------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                               (2,038)        (36,080)           --               --
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (47,085)       (865,474)           --               --
=======================================================================================================================
                                                               5,124,755    $ 93,690,798      (289,690)   $  (2,778,871)
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 6% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b) Investor Class shares commenced sales on November 30, 2004.

NOTE 12--SIGNIFICANT EVENT

The Board of Trustees of the Trust ("Buyer") unanimously approved, on March 22, 2005, an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund ("Buying Fund") a series of Buyer, would acquire all of the assets of AIM Mid Cap Stock Fund ("Selling Fund"), a series of AIM Stock Funds ("the Reorganization"). Upon closing of the transaction, shareholders of Selling Fund will receive a corresponding class of shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund will cease operations.

    The Agreement requires approval of Selling Fund shareholders. The Fund currently intends to submit the Agreement to the shareholders for their consideration at a meeting to be held on or around June 28, 2005. Additional information regarding the Agreement will be included in proxy materials to be mailed to shareholders for consideration. If the Agreement is approved by the shareholders of Selling Fund and certain conditions required by the Agreement are satisfied, the transaction is expected to become effective shortly thereafter.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    CLASS A
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED                               YEAR ENDED OCTOBER 31,
                                               APRIL 30,        -----------------------------------------------------------------
                                                  2005            2004           2003           2002           2001        2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  17.86        $  16.66       $  12.80       $  14.69       $  21.79    $  15.24
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.05)(a)       (0.08)(a)      (0.08)(a)      (0.04)(a)      (0.04)      (0.13)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        0.63            1.70           3.94          (1.85)         (4.27)       6.68
=================================================================================================================================
    Total from investment operations                0.58            1.62           3.86          (1.89)         (4.31)       6.55
=================================================================================================================================
Less distributions from net realized gains         (1.42)          (0.42)            --             --          (2.79)         --
=================================================================================================================================
Net asset value, end of period                  $  17.02        $  17.86       $  16.66       $  12.80       $  14.69    $  21.79
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                     2.81%           9.87%         30.16%        (12.87)%       (21.76)%     42.98%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $686,699        $617,194       $545,691       $456,268       $576,660    $759,838
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets             1.36%(c)        1.40%(d)       1.53%          1.38%          1.33%       1.28%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                               (0.51)%(c)      (0.46)%        (0.56)%        (0.29)%        (0.21)%     (0.60)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                            65%             74%           101%           120%           130%        101%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $687,861,007.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.41%.
(e)  Not annualized for periods less than one year.

                                                                                    CLASS B
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS
                                                 ENDED                               YEAR ENDED OCTOBER 31,
                                               APRIL 30,        -----------------------------------------------------------------
                                                  2005            2004           2003           2002           2001        2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  16.79        $  15.79       $  12.21       $  14.10       $  21.16    $  14.90
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.10)(a)       (0.18)(a)      (0.16)(a)      (0.14)(a)      (0.15)      (0.26)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                        0.60            1.60           3.74          (1.75)         (4.12)       6.52
=================================================================================================================================
    Total from investment operations                0.50            1.42           3.58          (1.89)         (4.27)       6.26
=================================================================================================================================
Less distributions from net realized gains         (1.42)          (0.42)            --             --          (2.79)         --
=================================================================================================================================
Net asset value, end of period                  $  15.87        $  16.79       $  15.79       $  12.21       $  14.10    $  21.16
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                     2.50%           9.13%         29.32%        (13.40)%       (22.29)%     42.01%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $331,944        $376,355       $392,382       $346,456       $454,018    $617,576
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets             2.01%(c)        2.05%(d)       2.18%          2.03%          1.99%       1.99%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                               (1.16)%(c)      (1.11)%        (1.21)%        (0.94)%        (0.87)%     (1.30)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                            65%             74%           101%           120%           130%        101%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $376,476,499.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.06%.
(e)  Not annualized for periods less than one year.

                                                                                       CLASS C
                                                    -----------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                             YEAR ENDED OCTOBER 31,
                                                    APRIL 30,        ------------------------------------------------------------
                                                       2005           2004          2003          2002          2001       2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 16.77         $ 15.78       $ 12.20       $ 14.10       $ 21.15    $ 14.89
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.10)(a)       (0.18)(a)     (0.16)(a)     (0.14)(a)     (0.14)     (0.25)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     0.60            1.59          3.74         (1.76)        (4.12)      6.51
=================================================================================================================================
    Total from investment operations                    0.50            1.41          3.58         (1.90)        (4.26)      6.26
=================================================================================================================================
Less distributions from net realized gains             (1.42)          (0.42)           --            --         (2.79)        --
=================================================================================================================================
Net asset value, end of period                       $ 15.85         $ 16.77       $ 15.78       $ 12.20       $ 14.10    $ 21.15
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         2.49%           9.07%        29.34%       (13.48)%      (22.24)%    42.04%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $76,854         $73,929       $68,356       $56,298       $66,127    $82,982
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                 2.01%(c)        2.05%(d)      2.18%         2.03%         1.99%      1.99%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.16)%(c)      (1.11)%       (1.21)%       (0.94)%       (0.87)%    (1.30)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                65%             74%          101%          120%          130%       101%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $79,915,759.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.06%.
(e)  Not annualized for periods less than one year.

                                                                                      CLASS R
                                                              --------------------------------------------------------
                                                                                                         JUNE 3, 2002
                                                              SIX MONTHS           YEAR ENDED             (DATE SALES
                                                                ENDED              OCTOBER 31,           COMMENCED) TO
                                                              APRIL 30,        -------------------        OCTOBER 31,
                                                                 2005           2004         2003            2002
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $17.78         $16.62       $12.79          $ 16.62
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)(a)      (0.10)(a)    (0.10)(a)        (0.03)(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.63           1.68         3.93            (3.80)
======================================================================================================================
    Total from investment operations                              0.57           1.58         3.83            (3.83)
======================================================================================================================
Less distributions from net realized gains                       (1.42)         (0.42)          --               --
======================================================================================================================
Net asset value, end of period                                  $16.93         $17.78       $16.62          $ 12.79
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                   2.77%          9.65%       29.95%          (23.05)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $6,683         $5,622       $1,154          $    10
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                           1.51%(c)       1.55%(d)     1.68%            1.54%(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.66)%(c)     (0.61)%      (0.71)%          (0.44)%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                          65%            74%         101%             120%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $6,555,819.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.56%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                INVESTOR CLASS
                                                                --------------
                                                                 NOVEMBER 30,
                                                                     2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                  APRIL 30,
                                                                     2005
------------------------------------------------------------------------------
Net asset value, beginning of period                                $18.95
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.03)(a)
------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (0.47)
==============================================================================
    Total from investment operations                                 (0.50)
==============================================================================
Less distributions from net realized gains                           (1.42)
==============================================================================
Net asset value, end of period                                      $17.03
______________________________________________________________________________
==============================================================================
Total return(b)                                                      (3.05)%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $  900
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets                               1.26%(c)
==============================================================================
Ratio of net investment income (loss) to average net assets          (0.41)%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(d)                                              65%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $741,486.
(d)  Not annualized for periods less than one year.

                                                                              INSTITUTIONAL CLASS
                                                              ---------------------------------------------------
                                                                                                   MARCH 15, 2002
                                                              SIX MONTHS          YEAR ENDED        (DATE SALES
                                                                ENDED            OCTOBER 31,       COMMENCED) TO
                                                              APRIL 30,        ----------------     OCTOBER 31,
                                                                 2005           2004      2003          2002
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $18.13         $16.83    $12.84       $ 17.25
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.00(a)        0.01(a)   0.01(a)       0.02(a)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.64           1.71      3.98         (4.43)
=================================================================================================================
    Total from investment operations                              0.64           1.72      3.99         (4.41)
=================================================================================================================
Less distributions from net realized gains                       (1.42)         (0.42)       --            --
=================================================================================================================
Net asset value, end of period                                  $17.35         $18.13    $16.83       $ 12.84
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(b)                                                   3.11%         10.38%    31.08%       (25.57)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $4,713         $   67    $   10       $     7
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets
  With fee waivers and/or expense reimbursements                  0.83%(c)       0.86%     0.87%         0.84%(d)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.83%(c)       1.15%     1.25%         0.99%(d)
=================================================================================================================
Ratio of net investment income to average net assets              0.02%(c)       0.08%     0.10%         0.25%(d)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate(e)                                          65%            74%      101%          120%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net assets values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $4,261,254.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including, among others, the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and/or investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  As part of the settlements, IFG agreed to pay a total of $325 million (including $110 million in civil penalties). Additionally, AIM and ADI agreed to pay a total of $50 million (including $30 million in civil penalties). These settlement funds will be made available for distribution to the shareholders of the applicable AIM Funds that were harmed by market timing activity, and may (or may not) increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these settlement funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to

Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related issues in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
Frank S. Bayley                   President                                     Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Mark H. Williamson
Chair                             Executive Vice President                      INVESTMENT ADVISOR
Albert R. Dowden                                                                A I M Advisors, Inc.
Edward K. Dunn Jr.                Lisa O. Brinkley                              11 Greenway Plaza
Jack M. Fields                    Senior Vice President and Chief Compliance    Suite 100
Carl Frischling                   Officer                                       Houston, TX 77046-1173
Robert H. Graham
Gerald J. Lewis                   Russell C. Burk                               TRANSFER AGENT
Prema Mathai-Davis                Senior Vice President (Senior Officer)        AIM Investment Services, Inc.
Lewis F. Pennock                                                                P.O. Box 4739
Ruth H. Quigley                   Kevin M. Carome                               Houston, TX 77210-4739
Larry Soll                        Senior Vice President, Secretary and Chief
Mark H. Williamson                Legal Officer                                 CUSTODIAN
                                                                                State Street Bank and Trust Company
                                  Sidney M. Dilgren                             225 Franklin Street
                                  Vice President and Treasurer                  Boston, MA 02110-2801
                                  J. Philip Ferguson                            COUNSEL TO THE FUND
                                  Vice President                                Ballard Spahr
                                                                                Andrews & Ingersoll, LLP
                                  Karen Dunn Kelley                             1735 Market Street, 51st Floor
                                  Vice President                                Philadelphia, PA 19103-7599
                                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                1177 Avenue of the Americas
                                                                                New York, NY 10036-2714

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

            DOMESTIC EQUITY                              SECTOR EQUITY

AIM Aggressive Growth Fund                  AIM Advantage Health Sciences Fund(1)
AIM Basic Balanced Fund*                    AIM Energy Fund(1)
AIM Basic Value Fund                        AIM Financial Services Fund(1)
AIM Blue Chip Fund                          AIM Global Health Care Fund
AIM Capital Development Fund                AIM Global Real Estate Fund
AIM Charter Fund                            AIM Gold & Precious Metals Fund(1)
AIM Constellation Fund                      AIM Leisure Fund(1)
AIM Diversified Dividend Fund               AIM Multi-Sector Fund(1)
AIM Dynamics Fund(1)                        AIM Real Estate Fund(7)
AIM Large Cap Basic Value Fund              AIM Technology Fund(1)
AIM Large Cap Growth Fund                   AIM Utilities Fund(1)
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(2)                           FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                    TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                  AIM Floating Rate Fund
AIM Premier Equity Fund                     AIM High Yield Fund
AIM S&P 500 Index Fund(1)                   AIM Income Fund
AIM Select Equity Fund                      AIM Intermediate Government Fund
AIM Small Cap Equity Fund(3)                AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund(4)                AIM Money Market Fund
AIM Small Company Growth Fund(1)            AIM Short Term Bond Fund
AIM Trimark Endeavor Fund                   AIM Total Return Bond Fund
AIM Trimark Small Companies Fund            Premier Portfolio
AIM Weingarten Fund                         Premier U.S. Government Money Portfolio1

*Domestic equity and income fund            TAX-FREE

                                            AIM High Income Municipal Fund
      INTERNATIONAL/GLOBAL EQUITY           AIM Municipal Bond Fund
                                            AIM Tax-Exempt Cash Fund
AIM Asia Pacific Growth Fund                AIM Tax-Free Intermediate Fund
AIM Developing Markets Fund                 Premier Tax-Exempt Portfolio
AIM European Growth Fund
AIM European Small Company Fund(5)
AIM Global Aggressive Growth Fund                   AIM ALLOCATION SOLUTIONS
AIM Global Equity Fund
AIM Global Growth Fund                      AIM Conservative Allocation Fund
AIM Global Value Fund                       AIM Growth Allocation Fund(8)
AIM International Core Equity Fund(1)       AIM Moderate Allocation Fund
AIM International Growth Fund               AIM Moderate Growth Allocation Fund
AIM International Small Company Fund(6)     AIM Moderately Conservative Allocation Fund
AIM Trimark Fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7) As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after July 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $131 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $375 billion in assets under management. Data as of March 31, 2005.

================================================================================
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
================================================================================

AIMinvestments.com               CDV-SAR-1         A I M Distributors, Inc.

                                                   [YOUR GOALS. OUR SOLUTIONS.]
                                                     --Registered Trademark--

--------------------------------------------------------------------------------
Mutual   Retirement   Annuities   College   Separately   Offshore   Cash               [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                 Savings   Managed      Products   Management               --Registered Trademark--
                                  Plans     Accounts
--------------------------------------------------------------------------------

                                                                AIM CHARTER FUND
                              Semiannual Report to Shareholders o April 30, 2005


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--

AIM CHARTER FUND SEEKS TO PROVIDE GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of April 30, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          o The unmanaged Lipper Large-Cap Core         The Fund provides a complete list of its
                                             Fund Index represents an average of the       holdings four times in each fiscal year,
o Effective September 30, 2003, Class B      performance of the 30 largest large-          at the quarter-ends. For the second and
shares are not available as an               capitalization core equity funds tracked      fourth quarters, the lists appear in the
investment for retirement plans              by Lipper, Inc., an independent mutual        Fund's semiannual and annual reports to
maintained pursuant to Section 401 of        fund performance monitor.                     shareholders. For the first and third
the Internal Revenue Code, including                                                       quarters, the Fund files the lists with
401(k) plans, money purchase pension         o The Fund is not managed to track the        the Securities and Exchange Commission
plans and profit sharing plans. Plans        performance of any particular index,          (SEC) on Form N-Q. Shareholders can look
that have existing accounts invested in      including the indexes defined here, and       up the Fund's Forms N-Q on the SEC's Web
Class B shares will continue to be           consequently, the performance of the          site at sec.gov. Copies of the Fund's
allowed to make additional purchases.        Fund may deviate significantly from the       Forms N-Q may be reviewed and copied at
                                             performance of the indexes.                   the SEC's Public Reference Room at 450
o Class R shares are available only to                                                     Fifth Street, N.W., Washington, D.C.
certain retirement plans. Please see the     o A direct investment cannot be made in       20549-0102. You can obtain information
prospectus for more information.             an index. Unless otherwise indicated,         on the operation of the Public Reference
                                             index results include reinvested              Room, including information about
PRINCIPAL RISKS OF INVESTING IN THE FUND     dividends, and they do not reflect sales      duplicating fee charges, by calling
                                             charges. Performance of an index of           1-202-942-8090 or 1-800-732-0330, or by
o The Fund may invest up to 20% of its       funds reflects fund expenses;                 electronic request at the following
assets in the securities of non-U.S.         performance of a market index does not.       e-mail address: publicinfo@sec.gov. The
issuers. International investing                                                           SEC file numbers for the Fund are
presents certain risks not associated        OTHER INFORMATION                             811-1424 and 2-25469. The Fund's most
with investing solely in the United                                                        recent portfolio holdings, as filed on
States. These include risks relating to      o The returns shown in management's           Form N-Q, are also available at
fluctuations in the value of the U.S.        discussion of Fund performance are based      AIMinvestments.com.
dollar relative to the values of other       on net asset values calculated for
currencies, the custody arrangements         shareholder transactions. Generally           A description of the policies and
made for the fund's foreign holdings,        accepted accounting principles require        procedures that the Fund uses to
differences in accounting, political         adjustments to be made to the net assets      determine how to vote proxies relating
risks and the lesser degree of public        of the Fund at period end for financial       to portfolio securities is available
information required to be provided by       reporting purposes, and as such, the net      without charge, upon request, from our
non-U.S. companies.                          asset values for shareholder                  Client Services department at
                                             transactions and the returns based on         800-959-4246 or on the AIM Web site,
ABOUT INDEXES USED IN THIS REPORT            those net asset values may differ from        AIMinvestments.com. On the home page,
                                             the net asset values and returns              scroll down and click on AIM Funds Proxy
o The unmanaged Standard & Poor's            reported in the Financial Highlights.         Policy. The information is also
Composite Index of 500 Stocks (the S&P                                                     available on the SEC Web site, sec.gov.
500--Registered Trademark-- Index) is an     o Industry classifications used in this
index of common stocks frequently used       report are generally according to the         Information regarding how the Fund voted
as a general measure of U.S. stock           Global Industry Classification Standard,      proxies related to its portfolio
market performance.                          which was developed by and is the             securities during the 12 months ended
                                             exclusive property and a service mark of      June 30, 2004, is available at our Web
o The unmanaged Russell 1000--Registered     Morgan Stanley Capital International          site. Go to AIMinvestments.com, access
Trademark-- Index represents the             Inc. and Standard & Poor's.                   the About Us tab, click on Required
performance of the stocks of large-                                                        Notices and then click on Proxy Voting
capitalization companies.                                                                  Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the SEC Web site, sec.gov.


================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM CHARTER FUND


                    DEAR FELLOW SHAREHOLDERS:

                    Most equity market and fund indexes, domestic and
    [GRAHAM         international, produced positive total returns for the six
     PHOTO]         months ended April 30, 2005, but for the most part, those
                    positive numbers reflected gains made during the latter
 ROBERT H. GRAHAM   months of 2004. Year-to-date as of April 30, 2005, the
                    returns were far less attractive.

                       High oil prices remained a source of unease; crude oil
   [WILLIAMSON      remained near or above $50 per barrel throughout the
      PHOTO]        reporting period. The Producer Price Index was up fairly
                    sharply in April, largely due to energy costs. And central
MARK H. WILLIAMSON  bank policy continued to focus on containing short-term inflation via increases in the overnight federal funds interest rate, the rate the Federal Reserve (the Fed) most directly controls. Shortly after the reporting period closed, the Fed raised that rate to 3%; it was the eighth increase since mid-2004. Should the Fed continue to raise rates, this could eventually dampen economic performance, which in fact has been quite good. Gross domestic product grew 4.4% for all of 2004 and the preliminary estimate of annualized growth for the first quarter of 2005 was 3.5%.

                       o Though the growth rate of the manufacturing sector slowed in April and again in May, manufacturing continued to grow, according to the Institute for Supply Management (ISM), whose purchasing manager surveys cover more than 80% of the U.S. economy. In May, manufacturing grew for the 24th consecutive month while the overall economy grew for the 43rd consecutive month, ISM reported.

                       o Though job growth during May was much slower than during April, the unemployment rate remained unchanged at 5.1% as May 2005 ended.

                       o For the first quarter of 2005, earnings for companies included in the Standard & Poor's Composite Index of 500 Stocks, an index of the broad U.S. stock market, were up more than 10%, on average, over a year earlier.

                       o Bond yields have not risen as much as might be expected given eight increases in short-term interest rates in less than a year. This may indicate that the bond market is not anticipating a long-term inflationary pattern.

                       After the slow start in 2005, domestic and many
                    international markets began to rally after the close of the reporting period, demonstrating once again how changeable markets are in the short term. Given the elusiveness of accurate short-term market forecasts, as always, we urge our shareholders to:

                       o  keep a long-term investment perspective,

                       o make sure their portfolio of investments is suitably diversified, and

                       o contact their financial advisors when they have questions about their investments or the markets.

                    YOUR FUND

                    In the following pages you will find a discussion of your Fund's investment philosophy, an explanation of its performance for the reporting period, and a summary of its portfolio as of April 30. Further information about your Fund, The AIM Family of Funds--registered trademark--, and investing in general is always available on our widely praised Web site, AIMinvestments.com. Please visit frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                /s/ MARK H. WILLIAMSON

                    Robert H. Graham                    Mark H. Williamson
                    President & Vice Chair,             Chairman & President,
                    AIM Funds                           A I M Advisors, Inc.

                    June 17, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM CHARTER FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                MARKET CONDITIONS AND YOUR FUND
                                             ========================================
PERFORMANCE SUMMARY                          FUND VS. INDEXES                              After three quarters subdued by
                                                                                           uncertainty, the final quarter of 2004
For the six-month period ended April 30,     TOTAL RETURNS, 10/31/04-4/30/05,              was characterized by a sense of optimism
2005, the Fund outperformed its peer         EXCLUDING APPLICABLE SALES CHARGES. IF        in the financial markets. Forecasts for
group index, it tracked the broad market     SALES CHARGES WERE INCLUDED, RETURNS          2005 were optimistic, gross domestic
index and it underperformed its              WOULD BE LOWER.                               product growth had been consistently
style-specific, bench-mark index. The                                                      strong, and the uncertainty that
Fund's overweight position in energy         Class A Shares                     3.27%      preceded the U.S. presidential election
helped it outperform its peers. The                                                        had been resolved. The year ended on a
underperformance of its stocks in the        Class B Shares                     2.83       high note for investors.
health care and consumer discretionary
sectors caused its performance to lag        Class C Shares                     2.82          Despite solid growth and optimistic
the Russell 1000 Index. We do not manage                                                   forecasts, equity markets have failed to
the Fund to exceed the return of the         Class R Shares                     3.06       gain consistent traction so far this
benchmark in the short term; we manage                                                     year. Investors have worried that
to provide less volatile returns over        S&P 500 Index (Broad Market Index) 3.28       climbing energy prices and rising
time. The Fund seeks to provide                                                            interest rates would have a negative
reliable, positive returns during            Russell 1000 Index                            impact on economic growth and inflation.
favorable market cycles and less drastic     (Style-specific Index)             4.04       Also, higher commodity prices exerted
lows during difficult market cycles.                                                       negative pressure on the profit margins
                                             Lipper Large-Cap Core Fund Index              of many corporations.
       Throughout the period                 (Peer Group Index)                 2.29
            the Fund was                                                                      Accordingly, year-to-date numbers as
      positioned slightly more               SOURCE: LIPPER,INC.                           of April 30, 2005, found all major
        defensively than the                 ========================================      equity indexes in negative territory,
        Russell 1000 Index.                                                                with all market sectors except energy
                                             HOW WE INVEST                                 and utilities producing muted or
                                                                                           negative returns. Declines were broad
                                             This Fund is managed as a "core"              across capitalization and investment
                                             fund--one that seeks to provide               style.
                                             consistency so as to complement other
                                             equity funds--to provide stability to an         The Fund's holdings in energy, health
                                             investor's portfolio of more aggressive       care and consumer staples provided the
                                             investments.                                  most significant contribution to Fund
                                                                                           performance. The returns of stocks in
                                                We invest in companies with strong         the energy sector were of particular
                                             fundamental characteristics that are          importance because, for almost the
                                             experiencing some near-term price             entire period, we chose to keep the Fund
                                             weakness due to temporary setbacks or         overweight in that sector. We increased
                                             market trends. We look for companies          our exposure to the energy sector in the
                                             with consistent free cash flow profiles       fall of 2004 following a short-term
                                             and management teams that effectively         pull-back in oil prices. For the
                                             allocate excess cash to the benefit of        six-month period, our overweight
                                             shareholders. We believe these companies      position in the sector was the greatest
                                             are best positioned to weather temporary      single contributor to Fund performance.
                                             setbacks and therefore provide the
                                             potential for both long-term capital
                                             appreciation and lower downside risk.

========================================     ========================================      ========================================
PORTFOLIO COMPOSITION
By sector                                    TOP 10 INDUSTRIES*                            TOP 10 EQUITY HOLDINGS*

               [PIE CHART]                    1. Pharmaceuticals                12.3%       1. Microsoft Corp.                 3.2%

Industrials                     10.3%         2. Packaged Foods & Meats          7.4        2. Merck & Co. Inc.                3.2
Consumer Discretionary           6.0%
Materials                        2.8%         3. Integrated Oil & Gas            6.9        3. General Mills, Inc.             3.1
Utilities                        2.5%
Telecommunication Services       1.3%         4. Property & Casualty Insurance   6.4        4. GlaxoSmithKline PLC-ADR
Money Market Funds Plus                                                                        (United Kingdom)                2.8
Other Assets Less Liabilities    6.7%         5. Systems Software                4.7
Information Technology          17.1%                                                       5. Berkshire Hathaway Inc.-Class A 2.3
Energy                          13.9%         6. Semiconductors                  4.6
Financials                      13.6%                                                       6. Waste Management, Inc.          2.2
Consumer Staples                13.5%         7. Industrial Conglomerates        3.8
Health Care                     12.3%                                                       7. General Electric Co.            2.0
                                              8. Oil & Gas Equipment & Services  3.8
                                                                                            8. Kohl's Corp.                    1.9
The Fund's holdings are subject to            9. Publishing                      2.7
change, and there is no assurance that                                                      9. Tyco International Ltd.
the Fund will continue to hold any           10. Oil & Gas Drilling              2.3           (Bermuda)                       1.8
particular security.
                                                                                           10. Teva Pharmaceutical
*Excluding money market fund holdings.       TOTAL NET ASSETS           $2.6 BILLION           Industries Ltd.-ADR (Israel)    1.8

                                             TOTAL NUMBER OF HOLDINGS*            62
========================================     ========================================      ========================================

   Energy-sector holding Amerada Hess           The Fund's holdings in the consumer        IN CLOSING
illustrates our investment strategy of       discretionary sector were the biggest
carefully studying management teams'         detractor to fund performance. The            We are pleased that for the six-month
past performance and strengths. The          sector was the second-worst performing        period ended April 30, 2005, the Fund
company had suffered under family            sector in the Russell 1000 Index. Though      outperformed its large-cap core fund
management because potentially higher        we had reduced our exposure to this more      peer group.
return-on-capital opportunities had been     economically sensitive sector during
ignored. We became interested in the         prior periods, our remaining holdings            At the end of the period, we
company when a new management team with      suffered.                                     continued to believe that equity market
specialized financial savvy was                                                            performance would be muted for the
installed. Upon seeing strong indicators        Individual stocks that detracted for       intermediate term. This has been our
that the team would turn the business        the six-month period included Xerox and       view for some time, and it has enabled
around, we added the stock to the Fund's     Forest Labs.                                  us to position the portfolio to navigate
portfolio. That investment provided                                                        in such an environment. We believe that
significant benefit in first-quarter         o According to our investment strategy,       the role of a core fund is to provide
2005.                                        we seek out leading companies in mature       lower risk during difficult periods. The
                                             industries. It is more difficult for          Fund's portfolio of carefully researched
          We have kept the                   newcomers to compete in mature                and attractively priced holdings was
           Fund's portfolio                  industries than in an industry wherein        chosen to meet that goal, and it is a
          underweight in the                 the technology is newly emerging. Xerox       goal to which we are strongly committed.
        financials sector for                has long been a leader in the office          Thank you for your continued investment
              some time.                     equipment industry. Several years ago,        in AIM Charter Fund.
                                             Xerox's mounting debt forced management
   Throughout the period, the Fund was       to begin making the right                     The views and opinions expressed in
positioned slightly more defensively         cash-allocation decisions.                    management's discussion of Fund
than its benchmark, the Russell 1000                                                       performance are those of A I M Advisors,
Index. Consumer staples and health care         We took advantage of Xerox's distress      Inc. These views and opinions are
are considered less economically             to add it to the Fund's portfolio. The        subject to change at any time based on
sensitive, hence more defensive,             company has paid down debt and                factors such as market and economic
sectors. The Fund benefited from our         maintained its leadership in color print      conditions. These views and opinions may
decision to be overweight relative to        production, resulting in escalating           not be relied upon as investment advice
the benchmark in consumer staples.           share prices in 2003 and 2004. However,       or recommendations, or as an offer for a
CAMPBELL and GENERAL MILLS were among        though its earnings report issued in          particular security. The information is
companies in the sector providing            January 2005 announced a 15% increase in      not a complete analysis of every aspect
positive contributions to Fund               color equipment sales, declining sales        of any market, country, industry,
performance.                                 in its older products disappointed            security or the Fund. Statements of fact
                                             investors. At period end, we remained         are from sources considered reliable,
   In health care, generic prescription      confident in this holding.                    but A I M Advisors, Inc. makes no
drug manufacturer TEVA was among several                                                   representation or warranty as to their
pharmaceutical companies that helped         o The Fund acquired its interest in           completeness or accuracy. Although
Fund performance for the period. Teva's      Forest Labs during this reporting             historical performance is no guarantee
multiple sclerosis drug                      period. Along with other companies in         of future results, these insights may
Copaxone--Registered Trademark-- became      the pharmaceutical industry, Forest           help you understand our investment
the U.S. market leader in terms of new       Labs' stock price declined in 2004. More      management philosophy.
prescriptions for the second half of         recently, the company reported
2004. Also during the period, the            diminished sales of Celexa--Registered              See important Fund and index
company announced an expansion of its        Trademark--, one of its top-selling               disclosures inside front cover.
share buyback program authorizing            antidepressants. Our choice of this
repurchase of more than 3% of                holding was based in part on our
outstanding shares.                          confidence in management's decision                           RONALD S. SLOAN,
                                             making regarding capital allocation, a            [SLOAN      Chartered Financial
   We have kept the Fund's portfolio         confidence that was reinforced by the             PHOTO]      Analyst, senior
underweight in the financials sector         company's recent repurchase of 7.8                            portfolio manager, is
for some time. By investing in               million shares. At period end, we                             lead portfolio manager
industries within the sector that are        continued to view the stock as                of AIM Charter Fund. Mr. Sloan has 34
less sensitive to interest rates, our        undervalued.                                  years of experience in the investment
holdings in financials outperformed the                                                    industry. He joined AIM in 1998. Mr.
financials stocks in the Russell 1000                   ... our holdings in                Sloan attended the University of
Index for the period.                                 financials outperformed              Missouri, where he received both a B.S.
                                                          the financials                   in business administration and an M.B.A.
                                                           stocks in the
                                                       Russell 1000 Index...               Assisted by the Mid/Large Cap Core Team

                                                                                                     [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN TO PAGE 5.

AIM CHARTER FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      with the amount you invested, to              hypothetical account values and expenses
                                             estimate the expenses that you paid over      may not be used to estimate the actual
As a shareholder of the Fund, you incur      the period. Simply divide your account        ending account balance or expenses you
two types of costs: (1) transaction          value by $1,000 (for example, an $8,600       paid for the period. You may use this
costs, which may include sales charges       account value divided by $1,000 = 8.6),       information to compare the ongoing costs
(loads) on purchase payments; contingent     then multiply the result by the number        of investing in the Fund and other
deferred sales charges on redemptions;       in the table under the heading entitled       funds. To do so, compare this 5%
and redemption fees, if any; and (2)         "Actual Expenses Paid During Period" to       hypothetical example with the 5%
ongoing costs, including management          estimate the expenses you paid on your        hypothetical examples that appear in the
fees; distribution and/or service fees       account during this period.                   shareholder reports of the other funds.
(12b-1); and other Fund expenses. This
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON              Please note that the expenses shown
understand your ongoing costs (in            PURPOSES                                      in the table are meant to highlight your
dollars) of investing in the Fund and to                                                   ongoing costs only and do not reflect
compare these costs with ongoing costs       The table below also provides                 any transactional costs, such as sales
of investing in other mutual funds. The      information about hypothetical account        charges (loads) on purchase payments,
example is based on an investment of         values and hypothetical expenses based        contingent deferred sales charges on
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and        redemptions, and redemption fees, if
period and held for the entire period        an assumed rate of return of 5% per year      any. Therefore, the hypothetical
November 1, 2004, through April 30,          before expenses, which is not the Fund's      information is useful in comparing
2005.                                        actual return. The Fund's actual              ongoing costs only, and will not help
                                             cumulative total returns at net asset         you determine the relative total costs
ACTUAL EXPENSES                              value after expenses for the six months       of owning different funds.
                                             ended April 30, 2005, appear in the
The table below provides information         table "Fund vs. Indexes" on page 2. The
about actual account values and actual
expenses. You may use the information in
this table, together

====================================================================================================================================
                                                        ACTUAL                           HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)

              BEGINNING ACCOUNT       ENDING ACCOUNT        EXPENSES         ENDING ACCOUNT             EXPENSES
SHARE             VALUE                   VALUE           PAID DURING           VALUE                  PAID DURING
CLASS           (11/1/04)              (4/30/05)(1)        PERIOD(2)          (4/30/05)                 PERIOD(2)
  A             $1,000.00              $1,032.70             $6.30            $1,018.60                   $6.26
  B              1,000.00               1,028.30              9.81             1,015.12                    9.74
  C              1,000.00               1,028.20              9.81             1,015.12                    9.74
  R              1,000.00               1,030.60              7.30             1,017.60                    7.25


1) The actual ending account value is based on the actual total return of the Fund for the period, November 1, 2004, to April 30, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended April 30, 2005, appear in the table "Fund vs. Indexes" on page 2.

2) Expenses are equal to the Fund's annualized expense ratio, 1.25%, 1.95%, 1.95% and 1.45% for Class A, B, C and R shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

====================================================================================================================================

                                            [ARROW    For More Information Visit
                                            BUTTON       AIMINVESTMENTS.COM
                                            IMAGE]

AIM CHARTER FUND



YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your Fund's performance record for periods ended April 30, 2005, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns as of March 31, 2005, the most recent calendar quarter-end.

========================================     ========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
As of 4/30/05, including applicable          As of 3/31/05, including applicable
sales charges                                sales charges

CLASS A SHARES                               CLASS A SHARES
Inception (11/26/68)             11.59%      Inception (11/26/68)             11.68%
10 Years                          7.60       10 Years                          8.14
 5 Years                         -7.62        5 Years                         -8.46
 1 Year                          -1.51        1 Year                           1.67

CLASS B SHARES                               CLASS B SHARES
Inception (6/26/95)               6.84%      Inception (6/26/95)               7.14%
 5 Years                         -7.58        5 Years                         -8.43
 1 Year                          -1.45        1 Year                           1.82

CLASS C SHARES                               CLASS C SHARES
Inception (8/4/97)                1.75%      Inception (8/4/97)                2.07%
 5 Years                         -7.23        5 Years                         -8.09
 1 Year                           2.45        1 Year                           5.80

CLASS R SHARES                               CLASS R SHARES
10 Years                          7.98%      10 Years                          8.53%
 5 Years                         -6.79        5 Years                         -7.64
 1 Year                           4.00        1 Year                           7.34
========================================     ========================================

THE CLASS R SHARES' INCEPTION DATE IS        RECENT MONTH-END PERFORMANCE.                 (CDSC) FOR THE PERIOD INVOLVED. THE CDSC
JUNE 3, 2002. RETURNS SINCE THAT DATE        PERFORMANCE FIGURES REFLECT REINVESTED        ON CLASS B SHARES DECLINES FROM 5%
ARE HISTORICAL RETURNS. ALL OTHER            DISTRIBUTIONS, CHANGES IN NET ASSET           BEGINNING AT THE TIME OF PURCHASE TO 0%
RETURNS ARE BLENDED RETURNS OF               VALUE AND THE EFFECT OF THE MAXIMUM           AT THE BEGINNING OF THE SEVENTH YEAR.
HISTORICAL CLASS R SHARE PERFORMANCE AND     SALES CHARGE UNLESS OTHERWISE STATED.         THE CDSC ON CLASS C SHARES IS 1% FOR THE
RESTATED CLASS A SHARE PERFORMANCE (FOR      PERFORMANCE FIGURES DO NOT REFLECT            FIRST YEAR AFTER PURCHASE. CLASS R
PERIODS PRIOR TO THE INCEPTION DATE OF       DEDUCTION OF TAXES A SHAREHOLDER WOULD        SHARES DO NOT HAVE A FRONT-END SALES
CLASS R SHARES) AT NET ASSET VALUE,          PAY ON FUND DISTRIBUTIONS OR SALE OF          CHARGE; RETURNS SHOWN ARE AT NET ASSET
ADJUSTED TO REFLECT THE HIGHER RULE          FUND SHARES. INVESTMENT RETURN AND            VALUE AND DO NOT REFLECT A 0.75% CDSC
12b-1 FEES APPLICABLE TO CLASS R SHARES.     PRINCIPAL VALUE WILL FLUCTUATE SO THAT        THAT MAY BE IMPOSED ON A TOTAL
                                             YOU MAY HAVE A GAIN OR LOSS WHEN YOU          REDEMPTION OF RETIREMENT PLAN ASSETS
   THE PERFORMANCE DATA QUOTED REPRESENT     SELL SHARES.                                  WITHIN THE FIRST YEAR.
PAST PERFORMANCE AND CANNOT GUARANTEE
COMPARABLE FUTURE RESULTS; CURRENT              CLASS A SHARE PERFORMANCE REFLECTS            THE PERFORMANCE OF THE FUND'S SHARE
PERFORMANCE MAY BE LOWER OR HIGHER.          THE MAXIMUM 5.50% SALES CHARGE, AND           CLASSES WILL DIFFER DUE TO DIFFERENT
PLEASE VISIT AIMINVESTMENTS.COM FOR THE      CLASS B AND CLASS C SHARE PERFORMANCE         SALES CHARGE STRUCTURES AND CLASS
MOST                                         REFLECTS THE APPLICABLE CONTINGENT            EXPENSES.
                                             DEFERRED SALES CHARGE

SUPPLEMENT TO SEMIANNUAL REPORT DATED 4/30/05

AIM CHARTER FUND

INSTITUTIONAL CLASS SHARES                   ========================================      PLEASE NOTE THAT PAST PERFORMANCE IS NOT
                                             AVERAGE ANNUAL TOTAL RETURNS                  INDICATIVE OF FUTURE RESULTS. MORE
The following information has been           For periods ended 4/30/05                     RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class                                                    THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview     Inception (7/30/91)              8.69%        REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings.                  10 Years                         8.69         ASSET VALUE. INVESTMENT RETURN AND
Institutional Class shares are offered        5 Years                        -6.13         PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
exclusively to institutional investors,       1 Year                          4.76         SHARES, WHEN REDEEMED, MAY BE WORTH MORE
including defined contribution plans          6 Months*                       3.42         OR LESS THAN THEIR ORIGINAL COST. SEE
that meet certain criteria.                  ========================================      FULL REPORT FOR INFORMATION ON
                                                                                           COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                             ========================================      YOUR FUND PROSPECTUS FOR MORE
                                             AVERAGE ANNUAL TOTAL RETURNS                  INFORMATION. FOR THE MOST CURRENT
                                             For periods ended 3/31/05, most recent        MONTH-END PERFORMANCE, PLEASE CALL
                                             calendar quarter-end                          800-451-4246 OR VISIT
                                                                                           AIMINVESTMENTS.COM.
                                             Inception (7/30/91)              8.91%
                                             10 Years                         9.25
                                              5 Years                        -6.98
                                              1 Year                          8.10
                                              6 Months*                       6.96

                                             *Cumulative total return that has not
                                             been annualized
                                             ========================================

                                             INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                             CHARGE; THEREFORE, PERFORMANCE IS AT
                                             NAV. INSTITUTIONAL CLASS SHARES WOULD
                                             HAVE HAD DIFFERENT RETURNS DUE TO
                                             DIFFERENCES IN THE EXPENSE STRUCTURE OF
                                             THE INSTITUTIONAL CLASS.

                                   Over for information on your Fund's expenses.


                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.




AIMinvestments.com     CHT-INS-2     [YOUR GOALS. OUR SOLUTIONS.]    [AIM INVESTMENTS LOGO APPEARS HERE]
                                       --Registered Trademark--             --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      Simply divide your account value by           the table on the front of this
                                             $1,000 (for example, an $8,600 account        supplement. The hypothetical account
As a shareholder of the Fund, you incur      value divided by $1,000 = 8.6), then          values and expenses may not be used to
ongoing costs, including management          multiply the result by the number in the      estimate the actual ending account
fees; and other Fund expenses. This          table under the heading entitled "Actual      balance or expenses you paid for the
example is intended to help you              Expenses Paid During Period" to estimate      period. You may use this information to
understand your ongoing costs (in            the expenses you paid on your account         compare the ongoing costs of investing
dollars) of investing in the Fund and to     during this period.                           in the Fund and other funds. To do so,
compare these costs with ongoing costs                                                     compare this 5% hypothetical example
of investing in other mutual funds. The      HYPOTHETICAL EXAMPLE FOR COMPARISON           with the 5% hypothetical examples that
example is based on an investment of         PURPOSES                                      appear in the shareholder reports of the
$1,000 invested at the beginning of the                                                    other funds.
period and held for the entire period        The table below also provides
November 1, 2004, through April 30,          information about hypothetical account            Please note that the expenses shown
2005.                                        values and hypothetical expenses based        in the table are meant to highlight your
                                             on the Fund's actual expense ratio and        ongoing costs only. Therefore, the
ACTUAL EXPENSES                              an assumed rate of return of 5% per year      hypothetical information is useful in
                                             before expenses, which is not the Fund's      comparing ongoing costs only, and will
The table below provides information         actual return. The Fund's actual              not help you determine the relative
about actual account values and actual       cumulative total return after expenses        total costs of owning different funds.
expenses. You may use the information in     for the six months ended April 30, 2005,
this table, together with the amount you     appears in
invested, to estimate the expenses that
you paid over the period.

====================================================================================================================================
                                                       ACTUAL                                   HYPOTHETICAL
                                                                                   (5% ANNUAL RETURN BEFORE EXPENSES)

                 BEGINNING ACCOUNT      ENDING ACCOUNT             EXPENSES         ENDING ACCOUNT           EXPENSES
   SHARE               VALUE                VALUE                PAID DURING            VALUE               PAID DURING
   CLASS             (11/1/04)          (4/30/05)(1)               PERIOD(2)          (4/30/05)              PERIOD(2)
Institutional        $1,000.00            $1,034.20                  $3.98            $1,020.88                $3.96

(1) The actual ending account value is based on the actual total return of the Fund for the period November 1, 2004, to April 30,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended April 30, 2005, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.79% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

====================================================================================================================================

AIMINVESTMENTS.COM            CHT-INS-2

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2005
(Unaudited)

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-72.76%

AEROSPACE & DEFENSE-1.48%

Northrop Grumman Corp.                            700,000   $   38,388,000
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.99%

Bank of New York Co., Inc. (The)                  915,000       25,565,100
==========================================================================

COMPUTER HARDWARE-1.23%

International Business Machines Corp.             418,000       31,926,840
==========================================================================

COMPUTER STORAGE & PERIPHERALS-1.36%

Lexmark International, Inc.-Class A(a)            507,900       35,273,655
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.00%

First Data Corp.                                  685,000       26,050,550
==========================================================================

DEPARTMENT STORES-1.88%

Kohl's Corp.(a)                                 1,022,100       48,651,960
==========================================================================

DIVERSIFIED BANKS-1.40%

Bank of America Corp.                             807,000       36,347,280
==========================================================================

DIVERSIFIED CHEMICALS-1.34%

Dow Chemical Co. (The)                            758,000       34,814,940
==========================================================================

ELECTRIC UTILITIES-1.19%

FPL Group, Inc.                                   759,100       30,986,462
==========================================================================

ENVIRONMENTAL SERVICES-2.20%

Waste Management, Inc.                          2,006,500       57,165,185
==========================================================================

FOOD RETAIL-1.77%

Kroger Co. (The)(a)                             2,912,000       45,922,240
==========================================================================

HOUSEHOLD PRODUCTS-1.23%

Kimberly-Clark Corp.                              513,000       32,036,850
==========================================================================

INDUSTRIAL CONGLOMERATES-2.00%

General Electric Co.                            1,434,500       51,928,900
==========================================================================

INDUSTRIAL MACHINERY-1.43%

Dover Corp.                                     1,023,800       37,225,368
==========================================================================

INTEGRATED OIL & GAS-3.75%

Amerada Hess Corp.(b)                             400,600       37,516,190
--------------------------------------------------------------------------
Exxon Mobil Corp.                                 603,500       34,417,605
--------------------------------------------------------------------------
Murphy Oil Corp.                                  284,650       25,359,468
==========================================================================
                                                                97,293,263
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.27%

SBC Communications Inc.                         1,382,000       32,891,600
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
INVESTMENT BANKING & BROKERAGE-1.36%

Morgan Stanley                                    668,250       35,163,315
==========================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.29%

Dominion Resources, Inc.                          445,000   $   33,553,000
==========================================================================

OFFICE ELECTRONICS-1.61%

Xerox Corp.(a)                                  3,156,300       41,820,975
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.78%

Baker Hughes Inc.                                 638,000       28,148,560
--------------------------------------------------------------------------
BJ Services Co.                                   830,000       40,462,500
--------------------------------------------------------------------------
Smith International, Inc.                         504,800       29,369,264
==========================================================================
                                                                97,980,324
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.96%

Apache Corp.                                      442,200       24,891,438
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.21%

Citigroup Inc.                                    670,000       31,463,200
==========================================================================

PACKAGED FOODS & MEATS-6.25%

Campbell Soup Co.                               1,507,000       44,818,180
--------------------------------------------------------------------------
General Mills, Inc.                             1,610,000       79,534,000
--------------------------------------------------------------------------
Kraft Foods Inc.-Class A(b)                     1,170,000       37,919,700
==========================================================================
                                                               162,271,880
==========================================================================

PAPER PRODUCTS-1.44%

Georgia-Pacific Corp.                           1,087,000       37,251,490
==========================================================================

PHARMACEUTICALS-7.68%

Bristol-Myers Squibb Co.                        1,635,000       42,510,000
--------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                    1,070,000       38,177,600
--------------------------------------------------------------------------
Merck & Co. Inc.                                2,420,000       82,038,000
--------------------------------------------------------------------------
Wyeth                                             815,000       36,626,100
==========================================================================
                                                               199,351,700
==========================================================================

PROPERTY & CASUALTY INSURANCE-4.70%

Berkshire Hathaway Inc.-Class A(a)                    710       59,888,500
--------------------------------------------------------------------------
Chubb Corp. (The)                                 398,000       32,548,440
--------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)               828,122       29,646,768
==========================================================================
                                                               122,083,708
==========================================================================

PUBLISHING-2.67%

Gannett Co., Inc.                                 450,000       34,650,000
--------------------------------------------------------------------------
Tribune Co.                                       900,000       34,740,000
==========================================================================
                                                                69,390,000
==========================================================================

RAILROADS-1.33%

Union Pacific Corp.                               538,000       34,394,340
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

REGIONAL BANKS-1.06%

Fifth Third Bancorp                               631,400   $   27,465,900
==========================================================================

SEMICONDUCTORS-4.55%

Analog Devices, Inc.                              751,000       25,616,610
--------------------------------------------------------------------------
Intel Corp.                                     1,441,500       33,904,080
--------------------------------------------------------------------------
National Semiconductor Corp.(b)                 1,771,000       33,790,680
--------------------------------------------------------------------------
Xilinx, Inc.                                      915,000       24,650,100
==========================================================================
                                                               117,961,470
==========================================================================

SOFT DRINKS-1.52%

Coca-Cola Co. (The)                               910,000       39,530,400
==========================================================================

SYSTEMS SOFTWARE-4.66%

Computer Associates International, Inc.         1,403,093       37,743,202
--------------------------------------------------------------------------
Microsoft Corp.                                 3,287,000       83,161,100
==========================================================================
                                                               120,904,302
==========================================================================

THRIFTS & MORTGAGE FINANCE-1.17%

Washington Mutual, Inc.                           734,560       30,352,019
==========================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $1,706,485,623)                 1,888,297,654
==========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-20.59%

BERMUDA-4.57%

Accenture Ltd.-Class A (IT Consulting & Other
  Services)(a)                                  1,812,800       39,337,760
--------------------------------------------------------------------------
Nabors Industries, Ltd. (Oil & Gas
  Drilling)(a)                                    585,200       31,524,724
--------------------------------------------------------------------------
Tyco International Ltd. (Industrial
  Conglomerates)                                1,523,000       47,685,130
==========================================================================
                                                               118,547,614
==========================================================================

CAYMAN ISLANDS-2.81%

ACE Ltd. (Property & Casualty Insurance)        1,030,000       44,248,800
--------------------------------------------------------------------------
GlobalSantaFe Corp. (Oil & Gas Drilling)          852,100       28,630,560
==========================================================================
                                                                72,879,360
==========================================================================

FINLAND-1.18%

Nokia Oyj-ADR (Communications Equipment)        1,924,100       30,747,118
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
FRANCE-1.80%

TOTAL S.A. (Integrated Oil & Gas)(c)              210,000       46,697,625
==========================================================================

ISRAEL-1.83%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)(b)                          1,518,000   $   47,422,320
==========================================================================

NETHERLANDS-4.27%

Heineken N.V. (Brewers)(c)                      1,347,106       42,780,158
--------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
  (Consumer Electronics)(a)(c)                  1,570,900       38,967,777
--------------------------------------------------------------------------
Unilever N.V. (Packaged Foods & Meats)(c)         450,000       28,961,162
==========================================================================
                                                               110,709,097
==========================================================================

UNITED KINGDOM-4.13%

BP PLC-ADR (Integrated Oil & Gas)                 573,100       34,901,790
--------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)(b)    1,430,000       72,286,500
==========================================================================
                                                               107,188,290
==========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $461,517,613)                            534,191,424
==========================================================================
MONEY MARKET FUNDS-7.64%

Liquid Assets Portfolio-Institutional
  Class(d)                                     99,092,267       99,092,267
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    99,092,267       99,092,267
==========================================================================
    Total Money Market Funds (Cost
      $198,184,534)                                            198,184,534
==========================================================================
TOTAL INVESTMENTS-100.99% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $2,366,187,770)                                            2,620,673,612
==========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.87%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                  48,554,750       48,554,750
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $48,554,750)                                        48,554,750
==========================================================================
TOTAL INVESTMENTS-102.86% (Cost
  $2,414,742,520)                                            2,669,228,362
==========================================================================
OTHER ASSETS LESS LIABILITIES-(2.86%)                          (74,116,177)
==========================================================================
NET ASSETS-100.00%                                          $2,595,112,185
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at April 30, 2005.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at April 30, 2005 was $157,406,722, which represented 5.90% of the Fund's Total Investments. See
    Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $2,168,003,236)*                            $2,422,489,078
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $246,739,284)                            246,739,284
============================================================
    Total Investments (Cost $2,414,742,520)    2,669,228,362
============================================================
Receivables for:
  Investments sold                                10,259,283
------------------------------------------------------------
  Fund shares sold                                 1,154,630
------------------------------------------------------------
  Dividends                                        3,504,023
------------------------------------------------------------
  Investments matured (Note 10)                    3,726,980
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               182,582
------------------------------------------------------------
Other assets                                          77,730
============================================================
    Total assets                               2,688,133,590
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           35,732,912
------------------------------------------------------------
  Fund shares reacquired                           5,459,001
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 427,471
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        48,554,750
------------------------------------------------------------
Accrued distribution fees                          1,154,170
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             4,283
------------------------------------------------------------
Accrued transfer agent fees                        1,401,614
------------------------------------------------------------
Accrued operating expenses                           287,204
============================================================
    Total liabilities                             93,021,405
============================================================
Net assets applicable to shares outstanding   $2,595,112,185
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $2,864,487,450
------------------------------------------------------------
Undistributed net investment income                7,469,377
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (531,341,969)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              254,497,327
============================================================
                                              $2,595,112,185
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,728,245,191
____________________________________________________________
============================================================
Class B                                       $  737,901,802
____________________________________________________________
============================================================
Class C                                       $  122,064,170
____________________________________________________________
============================================================
Class R                                       $    2,638,154
____________________________________________________________
============================================================
Institutional Class                           $    4,262,868
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          138,840,425
____________________________________________________________
============================================================
Class B                                           61,847,517
____________________________________________________________
============================================================
Class C                                           10,202,499
____________________________________________________________
============================================================
Class R                                              212,871
____________________________________________________________
============================================================
Institutional Class                                  333,492
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        12.45
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.45 divided by
      94.50%)                                 $        13.17
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        11.93
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        11.96
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        12.39
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        12.78
____________________________________________________________
============================================================

* At April 30, 2005, securities with an aggregate market value of $47,654,302 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $311,181)        $ 37,178,554
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $7,888 after rebates of
  $302,180)                                                      2,434,220
--------------------------------------------------------------------------
Interest                                                             3,097
==========================================================================
    Total investment income                                     39,615,871
==========================================================================

EXPENSES:

Advisory fees                                                    8,856,261
--------------------------------------------------------------------------
Administrative services fees                                       275,722
--------------------------------------------------------------------------
Custodian fees                                                     125,795
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        2,728,904
--------------------------------------------------------------------------
  Class B                                                        4,171,339
--------------------------------------------------------------------------
  Class C                                                          661,778
--------------------------------------------------------------------------
  Class R                                                            6,750
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       3,726,604
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                           1,879
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           57,881
--------------------------------------------------------------------------
Other                                                              446,148
==========================================================================
    Total expenses                                              21,059,061
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (226,717)
==========================================================================
    Net expenses                                                20,832,344
==========================================================================
Net investment income                                           18,783,527
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities (includes gains (losses) from
    securities sold to affiliates of $(5,982))                 136,018,869
--------------------------------------------------------------------------
  Foreign currencies                                               174,782
==========================================================================
                                                               136,193,651
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (59,923,704)
--------------------------------------------------------------------------
  Foreign currencies                                                11,485
==========================================================================
                                                               (59,912,219)
==========================================================================
Net gain from investment securities and foreign currencies      76,281,432
==========================================================================
Net increase in net assets resulting from operations          $ 95,064,959
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2005 and the year ended October 31, 2004 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   18,783,527    $    8,535,340
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   136,193,651       284,944,396
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 (59,912,219)         (662,843)
==============================================================================================
    Net increase in net assets resulting from operations          95,064,959       292,816,893
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (16,183,702)       (4,234,798)
----------------------------------------------------------------------------------------------
  Class B                                                           (655,402)               --
----------------------------------------------------------------------------------------------
  Class C                                                           (102,493)               --
----------------------------------------------------------------------------------------------
  Class R                                                            (17,158)           (2,682)
----------------------------------------------------------------------------------------------
  Institutional Class                                                (51,616)          (14,410)
==============================================================================================
    Decrease in net assets resulting from distributions          (17,010,371)       (4,251,890)
==============================================================================================
Share transactions-net:
  Class A                                                       (161,731,225)     (343,025,821)
----------------------------------------------------------------------------------------------
  Class B                                                       (174,967,858)     (360,933,716)
----------------------------------------------------------------------------------------------
  Class C                                                        (20,451,511)      (39,355,393)
----------------------------------------------------------------------------------------------
  Class R                                                             40,302           642,358
----------------------------------------------------------------------------------------------
  Institutional Class                                                921,463         1,074,851
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (356,188,829)     (741,597,721)
==============================================================================================
    Net increase (decrease) in net assets                       (278,134,241)     (453,032,718)
==============================================================================================

NET ASSETS:

  Beginning of period                                          2,873,246,426     3,326,279,144
==============================================================================================
  End of period (including undistributed net investment
    income of $7,469,377 and $5,696,221, respectively)        $2,595,112,185    $2,873,246,426
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $30 million                                               1.00%
--------------------------------------------------------------------
Next $120 million                                               0.75%
--------------------------------------------------------------------
Over $150 million                                              0.625%
____________________________________________________________________
====================================================================

    Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $150 million                                             0.75%
--------------------------------------------------------------------
Next $4.85 billion                                            0.615%
--------------------------------------------------------------------
Next $2.5 billion                                              0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                               0.52%
____________________________________________________________________
====================================================================


    Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended April 30, 2005, AIM waived fees of $138,646.

    For the six months ended April 30, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $54,403 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended April 30, 2005, AIM was paid $275,722.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended April 30, 2005, the Fund paid AISI $3,726,604 for Class A, Class B, Class C and Class R share classes and $1,879 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to selected dealers and financial institutions who furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2005, the Class A, Class B, Class C and Class R shares paid $2,728,904, $4,171,339, $661,778 and $6,750, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2005, ADI advised the Fund that it retained $102,930 in front-end sales commissions from the sale of Class A shares and $2,228, $80,265, $3,803 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIM Capital, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended April 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      04/30/05         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 83,058,993      $250,248,566      $(234,215,292)        $   --        $ 99,092,267     $1,201,857      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            83,058,993       250,248,566       (234,215,292)            --          99,092,267      1,224,475          --
===================================================================================================================================
  Subtotal       $166,117,986      $500,497,132      $(468,430,584)        $   --        $198,184,534     $2,426,332      $   --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      04/30/05        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class          $ 27,336,279      $290,566,923      $(269,348,452)        $   --        $ 48,554,750     $    7,888      $   --
===================================================================================================================================
  Total          $193,454,265      $791,064,055      $(737,779,036)        $   --        $246,739,284     $2,434,220      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Net of rebates.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended April 30, 2005, the Fund engaged in securities purchases of $23,943,012 and sales of $8,615,715, which resulted in net realized gain (loss) of $(5,982).

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2005, the Fund received credits from this arrangement, which resulted in a reduction of the Fund's total expenses of $33,667.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended April 30, 2005, the Fund paid legal fees of $6,892 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2005, securities with an aggregate value of $47,654,302 were on loan to brokers. The loans were secured by cash collateral of $48,554,750 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended April 30, 2005, the Fund received dividends on cash collateral of $7,888 for securities lending transactions, which are net of rebates.

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
October 31, 2009                                              $488,443,372
---------------------------------------------------------------------------
October 31, 2011                                              $132,068,900
===========================================================================
Total capital loss carryforward                               $620,512,272
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2005 was $722,356,914 and $1,084,721,610, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp., which is in default with respect to the principal payments on $60,700,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

                 UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
----------------------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                                  $        285,511,965
----------------------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                                         (79,006,777)
================================================================================================================
Net unrealized appreciation of investment securities                                        $        206,505,188
________________________________________________________________________________________________________________
================================================================================================================
Cost of investments for tax purposes is $2,462,723,174.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 2005                 OCTOBER 31, 2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       3,028,590    $  38,274,928      7,951,437    $  94,832,462
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,649,847       19,959,859      3,877,677       44,222,154
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         459,742        5,576,546      1,217,568       13,934,813
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                          52,966          666,019         95,004        1,120,376
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             125,562        1,627,068        515,765        6,344,104
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,116,893       14,139,862        345,517        3,966,625
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                          48,619          591,693             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                           7,040           85,899             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                           1,361           17,157            234            2,681
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               3,820           49,552            714            8,400
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       5,558,543       70,151,827     12,968,092      155,893,419
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,800,147)     (70,151,827)   (13,548,346)    (155,893,419)
==========================================================================================================================
Reacquired:
  Class A                                                     (22,452,411)    (284,297,842)   (50,261,476)    (597,718,327)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (10,349,655)    (125,367,583)   (21,841,949)    (249,262,451)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,147,970)     (26,113,956)    (4,652,957)     (53,290,206)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (50,942)        (642,874)       (40,399)        (480,699)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (58,123)        (755,157)      (434,182)      (5,277,653)
==========================================================================================================================
                                                              (28,806,265)   $(356,188,829)   (63,807,301)   $(741,597,721)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 13% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell the Fund Shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third part record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                              CLASS A
                                   ----------------------------------------------------------------------------------------------
                                   SIX MONTHS
                                      ENDED                                     YEAR ENDED OCTOBER 31,
                                    APRIL 30,        ----------------------------------------------------------------------------
                                      2005              2004             2003             2002             2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                           $    12.16        $    11.12       $     9.57       $    10.46       $    18.07    $    17.16
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)           0.10(a)           0.06(b)          0.04(b)          0.01(c)         (0.03)        (0.04)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized and
    unrealized)                          0.30              1.00             1.51            (0.90)           (6.70)         2.30
=================================================================================================================================
    Total from investment
      operations                         0.40              1.06             1.55            (0.89)           (6.73)         2.26
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                              (0.11)            (0.02)              --               --               --            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                  --                --               --               --            (0.88)        (1.35)
=================================================================================================================================
    Total distributions                 (0.11)            (0.02)              --               --            (0.88)        (1.35)
=================================================================================================================================
Net asset value, end of period     $    12.45        $    12.16       $    11.12       $     9.57       $    10.46    $    18.07
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(d)                          3.27%             9.58%           16.20%           (8.51)%         (38.75)%       13.60%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                         $1,728,245        $1,843,623       $2,008,702       $2,096,866       $3,159,304    $5,801,869
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or expense
    reimbursements                       1.25%(e)          1.26%            1.30%            1.22%            1.16%         1.06%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements               1.27%(e)          1.27%            1.30%            1.22%            1.17%         1.08%
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets           1.59%(e)          0.54%            0.39%            0.09%(c)        (0.24)%       (0.20)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                 28%               36%              28%             103%              78%           80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.05 and 0.88%, respectively.
(b)  Calculated using average shares outstanding.
(c) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(e) Ratios are annualized and based on average daily net assets of $1,834,345,939.
(f)  Not annualized for periods less than one year.

                                                                               CLASS B
                                    ---------------------------------------------------------------------------------------------
                                    SIX MONTHS
                                      ENDED                                     YEAR ENDED OCTOBER 31,
                                    APRIL 30,        ----------------------------------------------------------------------------
                                       2005            2004            2003              2002              2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                             $  11.61        $  10.67       $     9.24        $    10.18        $    17.72    $    16.97
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)           0.06(a)        (0.02)(b)        (0.03)(b)         (0.08)(c)         (0.13)        (0.17)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)       0.27            0.96             1.46             (0.86)            (6.53)         2.27
=================================================================================================================================
    Total from investment
      operations                         0.33            0.94             1.43             (0.94)            (6.66)         2.10
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                              (0.01)             --               --                --                --            --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                  --              --               --                --             (0.88)        (1.35)
=================================================================================================================================
    Total distributions                 (0.01)             --               --                --             (0.88)        (1.35)
=================================================================================================================================
Net asset value, end of period       $  11.93        $  11.61       $    10.67        $     9.24        $    10.18    $    17.72
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(d)                          2.83%           8.81%           15.48%            (9.23)%          (39.14)%       12.76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                           $737,902        $885,500       $1,149,943        $1,204,617        $1,719,470    $3,088,611
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or expense
    reimbursements                       1.95%(e)        1.96%            2.00%             1.92%             1.86%         1.80%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements               1.97%(e)        1.97%            2.00%             1.92%             1.87%         1.82%
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets           0.89%(e)       (0.16)%          (0.31)%           (0.61)%(c)        (0.94)%       (0.94)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                 28%             36%              28%              103%               78%           80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.01 and 0.18%, respectively.
(b)  Calculated using average shares outstanding.
(c) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(e) Ratios are annualized and based on average daily net assets of $841,181,541.
(f)  Not annualized for periods less than one year.

                                                                                   CLASS C
                                            -------------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                                 YEAR ENDED OCTOBER 31,
                                            APRIL 30,        --------------------------------------------------------------------
                                               2005            2004           2003           2002           2001         2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  11.64        $  10.70       $   9.27       $  10.21       $  17.77     $  17.01
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   0.06(a)        (0.02)(b)      (0.03)(b)      (0.08)(c)      (0.13)       (0.17)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     0.27            0.96           1.46          (0.86)         (6.55)        2.28
=================================================================================================================================
    Total from investment operations             0.33            0.94           1.43          (0.94)         (6.68)        2.11
=================================================================================================================================
Less distributions:
  Dividends from net investment income          (0.01)             --             --             --             --           --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains            --              --             --             --          (0.88)       (1.35)
=================================================================================================================================
    Total distributions                         (0.01)             --             --             --          (0.88)       (1.35)
=================================================================================================================================
Net asset value, end of period               $  11.96        $  11.64       $  10.70       $   9.27       $  10.21     $  17.77
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(d)                                  2.82%           8.79%         15.43%         (9.21)%       (39.14)%      12.78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $122,064        $138,305       $163,859       $170,444       $248,533     $412,872
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                               1.95%(e)        1.96%          2.00%          1.92%          1.86%        1.80%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                               1.97%(e)        1.97%          2.00%          1.92%          1.87%        1.82%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             0.89%(e)       (0.16)%        (0.31)%        (0.61)%(b)     (0.94)%      (0.94)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                         28%             36%            28%           103%            78%          80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.01 and 0.18%, respectively.
(b)  Calculated using average shares outstanding.
(c) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(e) Ratios are annualized and based on average daily net assets of $133,452,530.
(f)  Not annualized for periods less than one year.

                                                                                    CLASS R
                                                              ---------------------------------------------------
                                                                                                        JUNE 3,
                                                                                                         2002
                                                                                                      (DATE SALES
                                                              SIX MONTHS           YEAR ENDED         COMMENCED)
                                                                ENDED              OCTOBER 31,            TO
                                                              APRIL 30,        -------------------    OCTOBER 31,
                                                                 2005           2004         2003        2002
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $12.10         $11.08       $ 9.56      $ 10.94
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.09(a)        0.04(b)      0.02(b)     (0.00)
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.28           1.00         1.50        (1.38)
=================================================================================================================
    Total from investment operations                              0.37           1.04         1.52        (1.38)
=================================================================================================================
Less distributions from net investment income                    (0.08)         (0.02)          --           --
=================================================================================================================
Net asset value, end of period                                  $12.39         $12.10       $11.08      $  9.56
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                                                   3.06%          9.35%       15.90%      (12.61)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,638         $2,534       $1,714      $    16
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.45%(d)       1.46%        1.50%        1.42%(e)
-----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.47%(d)       1.47%        1.50%        1.42%(e)
=================================================================================================================
Ratio of net investment income (loss) to average net assets       1.39%(d)       0.34%        0.19%       (0.11)%(e)
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate(f)                                          28%            36%          28%         103%
_________________________________________________________________________________________________________________
=================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.04 and 0.68%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $2,722,410.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                      INSTITUTIONAL
                                                         ------------------------------------------------------------------------
                                                         SIX MONTHS
                                                           ENDED                          YEAR ENDED OCTOBER 31,
                                                         APRIL 30,        -------------------------------------------------------
                                                            2005           2004         2003         2002         2001      2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $12.53         $11.45       $ 9.80       $10.67       $18.33    $17.33
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.14(a)        0.13(b)      0.09(b)      0.06(c)      0.04      0.52
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              0.29           1.03         1.56        (0.93)       (6.82)     1.83
=================================================================================================================================
    Total from investment operations                         0.43           1.16         1.65        (0.87)       (6.78)     2.35
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.18)         (0.08)          --           --           --        --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --             --           --           --        (0.88)    (1.35)
=================================================================================================================================
    Total distributions                                     (0.18)         (0.08)          --           --        (0.88)    (1.35)
=================================================================================================================================
Net asset value, end of period                             $12.78         $12.53       $11.45       $ 9.80       $10.67    $18.33
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(d)                                              3.42%         10.21%       16.84%       (8.15)%     (38.46)%   14.02%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $4,263         $3,285       $2,061       $1,457       $1,648    $3,234
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements             0.78%(e)       0.74%        0.79%        0.79%        0.68%     0.66%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements          0.80%(e)       0.75%        0.79%        0.83%        0.69%     0.68%
=================================================================================================================================
Ratio of net investment income to average net assets         2.06%(e)       1.06%        0.90%        0.52%(c)     0.25%     0.20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                     28%            36%          28%         103%          78%       80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.10 and 1.35%, respectively.
(b)  Calculated using average shares outstanding.
(c) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to November 1, 2001 have not been restated to reflect this change in presentation.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(e) Ratios are annualized and based on average daily net assets of $3,787,313.
(f)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including, among others, the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and/or investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  As part of the settlements, IFG agreed to pay a total of $325 million (including $110 million in civil penalties). Additionally, AIM and ADI agreed to pay a total of $50 million (including $30 million in civil penalties). These settlement funds will be made available for distribution to the shareholders of the applicable AIM Funds that were harmed by market timing activity, and may (or may not) increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these settlement funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related issues in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
Frank S. Bayley                   President                                     Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Mark H. Williamson
Chair                             Executive Vice President                      INVESTMENT ADVISOR
Albert R. Dowden                                                                A I M Advisors, Inc.
Edward K. Dunn Jr.                Lisa O. Brinkley                              11 Greenway Plaza
Jack M. Fields                    Senior Vice President and Chief Compliance    Suite 100
Carl Frischling                   Officer                                       Houston, TX 77046-1173
Robert H. Graham
Gerald J. Lewis                   Russell C. Burk                               SUB-ADVISOR
Prema Mathai-Davis                Senior Vice President (Senior Officer)        A I M Capital Management, Inc.
Lewis F. Pennock                                                                11 Greenway Plaza
Ruth H. Quigley                   Kevin M. Carome                               Suite 100
Larry Soll                        Senior Vice President, Secretary and Chief    Houston, TX 77046-1173
Mark H. Williamson                Legal Officer
                                                                                TRANSFER AGENT
                                  Sidney M. Dilgren                             AIM Investment Services, Inc.
                                  Vice President and Treasurer                  P.O. Box 4739
                                                                                Houston, TX 77210-4739
                                  J. Philip Ferguson
                                  Vice President                                CUSTODIAN
                                                                                State Street Bank and Trust Company
                                  Karen Dunn Kelley                             225 Franklin Street
                                  Vice President                                Boston, MA 02110-2801

                                                                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
                                                                                Andrews & Ingersoll, LLP
                                                                                1735 Market Street, 51st Floor
                                                                                Philadelphia, PA 19103-7599

                                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                1177 Avenue of the Americas
                                                                                New York, NY 10036-2714

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173


      DOMESTIC EQUITY                                       SECTOR EQUITY

AIM Aggressive Growth Fund                            AIM Advantage Health Sciences Fund(1)
AIM Basic Balanced Fund*                              AIM Energy Fund(1)
AIM Basic Value Fund                                  AIM Financial Services Fund(1)
AIM Blue Chip Fund                                    AIM Global Health Care Fund
AIM Capital Development Fund                          AIM Global Real Estate Fund
AIM Charter Fund                                      AIM Gold & Precious Metals Fund(1)
AIM Constellation Fund                                AIM Leisure Fund(1)
AIM Diversified Dividend Fund                         AIM Multi-Sector Fund(1)
AIM Dynamics Fund(1)                                  AIM Real Estate Fund(7)
AIM Large Cap Basic Value Fund                        AIM Technology Fund(1)
AIM Large Cap Growth Fund                             AIM Utilities Fund(1)
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(2)                             FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                              TAXABLE
AIM Opportunities II Fund                             AIM Floating Rate Fund
AIM Opportunities III Fund                            AIM High Yield Fund
AIM Premier Equity Fund                               AIM Income Fund
AIM S&P 500 Index Fund(1)                             AIM Intermediate Government Fund
AIM Select Equity Fund                                AIM Limited Maturity Treasury Fund
AIM Small Cap Equity Fund(3)                          AIM Money Market Fund
AIM Small Cap Growth Fund(4)                          AIM Short Term Bond Fund
AIM Small Company Growth Fund(1)                      AIM Total Return Bond Fund
AIM Trimark Endeavor Fund                             Premier Portfolio
AIM Trimark Small Companies Fund                      Premier U.S. Government Money Portfolio1
AIM Weingarten Fund
                                                      TAX-FREE
*Domestic equity and income fund                      AIM High Income Municipal Fund
                                                      AIM Municipal Bond Fund
                                                      AIMTax-Exempt Cash Fund
      INTERNATIONAL/GLOBAL EQUITY                     AIM Tax-Free Intermediate Fund
                                                      Premier Tax-Exempt Portfolio
AIM Asia Pacific Growth Fund
AIM Developing Markets Fund
AIM European Growth Fund                                    AIM ALLOCATION SOLUTIONS
AIM European Small Company Fund(5)
AIM Global Aggressive Growth Fund                     AIM Conservative Allocation Fund
AIM Global Equity Fund                                AIM Growth Allocation Fund(8)
AIM Global Growth Fund                                AIM Moderate Allocation Fund
AIM Global Value Fund                                 AIM Moderate Growth Allocation Fund
AIM International Core Equity Fund(1)                 AIM Moderately Conservative Allocation Fund
AIM International Growth Fund
AIM International Small Company Fund(6)
AIM Trimark Fund



(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7) As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after July 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $131 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $375 billion in assets under management. Data as of March 31, 2005.

================================================================================
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
================================================================================

AIMinvestments.com              CHT-SAR-1        A I M Distributors, Inc.


                                               [YOUR GOALS. OUR SOLUTIONS.]
                                                --Registered Trademark--

Mutual   Retirement  Annuities   College   Separately   Offshore    Cash
Funds    Products                Savings   Managed      Products    Management
                                 Plans     Accounts

                                            [AIM INVESTMENTS LOGO APPEARS HERE]
                                                  -Registered Trademark--

                                                          AIM CONSTELLATION FUND
                              Semiannual Report to Shareholders o April 30, 2005


                                  [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIM CONSTELLATION FUND SEEKS TO PROVIDE GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of April 30, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                                                                        The Fund provides a complete list of its
                                                                                           holdings four times in each fiscal year,
o Effective September 30, 2003, Class B      o The unmanaged LIPPER MULTI-CAP GROWTH       at the quarter-ends. For the second and
shares are not available as an               FUND INDEX represents an average of the       fourth quarters, the lists appear in the
investment for retirement plans              performance of the 30 largest                 Fund's semiannual and annual reports to
maintained pursuant to Section 401 of        multi-capitalization growth funds             shareholders. For the first and third
the Internal Revenue Code, including         tracked by Lipper, Inc., an independent       quarters, the Fund files the lists with
401(k) plans, money purchase pension         mutual fund performance monitor.              the Securities and Exchange Commission
plans and profit sharing plans. Plans                                                      (SEC) on Form N-Q. Shareholders can look
that have existing accounts invested in      o The Fund is not managed to track the        up the Fund's Forms N-Q on the SEC's Web
Class B shares will continue to be           performance of any particular index,          site at sec.gov. Copies of the Fund's
allowed to make additional purchases.        including the indexes defined here, and       Forms N-Q may be reviewed and copied at
                                             consequently, the performance of the          the SEC's Public Reference Room at 450
o Class R shares are available only to       Fund may deviate significantly from the       Fifth Street, N.W., Washington, D.C.
certain retirement plans. Please see the     performance of the indexes.                   20549-0102. You can obtain information on
prospectus for more information.                                                           the operation of the Public Reference
                                             o A direct investment cannot be made in       Room, including information about
PRINCIPAL RISKS OF INVESTING IN THE FUND     an index. Unless otherwise indicated,         duplicating fee charges, by calling
                                             index results include reinvested              1-202-942-8090 or 1-800-732-0330, or by
o Investing in small and mid-size            dividends, and they do not reflect sales      electronic request at the following
companies involves risks not associated      charges. Performance of an index of           e-mail address: publicinfo@sec.gov. The
with investing in more established           funds reflects fund expenses;                 SEC file numbers for the Fund are
companies. Also, small companies have        performance of a market index does not.       811-1424 and 2-25469. The Fund's most
business risk, significant stock price                                                     recent portfolio holdings, as filed on
fluctuations and illiquidity.                OTHER INFORMATION                             Form N-Q, are also available at
                                                                                           AIMinvestments.com.
ABOUT INDEXES USED IN THIS REPORT            o Industry classifications used in this
                                             report are generally according to the         A description of the policies and
o The unmanaged Standard & Poor's            Global Industry Classification Standard,      procedures that the Fund uses to
Composite Index of 500 Stocks (the S&P       which was developed by and is the             determine how to vote proxies relating
500--Registered Trademark-- Index) is an     exclusive property and a service mark of      to portfolio securities is available
index of common stocks frequently used       Morgan Stanley Capital International          without charge, upon request, from our
as a general measure of U.S. stock           Inc. and Standard & Poor's.                   Client Services department at
market performance.                                                                        800-959-4246 or on the AIM Web site,
                                             o The returns shown in management's           AIMinvestments.com. On the home page,
o The unmanaged RUSSELL 1000--Registered     discussion of Fund performance are based      scroll down and click on AIM Funds Proxy
Trademark-- GROWTH INDEX is a subset of      on net asset values calculated for            Policy. The information is also
the unmanaged Russell 1000--Registered       shareholder transactions. Generally           available on the SEC Web site, sec.gov.
Trademark--Index, which represents the       accepted accounting principles require
performance of the stocks of                 adjustments to be made to the net assets      Information regarding how the Fund voted
large-capitalization companies; the          of the Fund at period end for financial       proxies related to its portfolio
Growth subset measures the performance       reporting purposes, and as such, the net      securities during the 12 months ended
of Russell 1000 companies with higher        asset values for shareholder                  June 30, 2004, is available at our Web
price/book ratios and higher forecasted      transactions and the returns based on         site. Go to AIMinvestments.com, access
growth values.                               those net asset values may differ from        the About Us tab, click on Required
                                             the net asset values and returns              Notices and then click on Proxy Voting
                                             reported in the Financial Highlights.         Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the SEC Web site, sec.gov.






=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM CONSTELLATION FUND

                   Dear Fellow Shareholders:

                   Most equity market and fund indexes, domestic and
   [GRAHAM         international, produced positive total returns for the six
    PHOTO]         months ended April 30, 2005, but for the most part, those
                   positive numbers reflected gains made during the latter months of 2004. Year-to-date as of April 30, 2005, the returns were far less attractive.

                       High oil prices remained a source of unease; crude oil
                   remained near or above $50 per barrel throughout the
                   reporting period. The Producer Price Index was up fairly
                   sharply in April, largely due to energy costs. And central bank policy continued to focus on containing short-term
ROBERT H. GRAHAM   inflation via increases in the overnight federal funds
                   interest rate, the rate the Federal Reserve (the Fed) most directly controls. Shortly after the reporting period closed, the Fed raised that rate to 3%; it was the eighth increase since mid-2004. Should the Fed continue to raise rates, this could eventually dampen economic performance, which in fact has been quite good. Gross domestic product grew 4.4% for all of 2004 and the preliminary estimate of annualized growth for
 [WILLIAMSON       the first quarter of 2005 was 3.5%.
   PHOTO]
                        o   Though the growth rate of the manufacturing sector
                            slowed in April and again in May, manufacturing
                            continued to grow, according to the Institute for
                            Supply Management (ISM), whose purchasing manager
                            surveys cover more than 80% of the U.S. economy. In
                            May, manufacturing grew for the 24th consecutive
MARK H. WILLIAMSON          month while the overall economy grew for the 43rd
                            consecutive month, ISM reported.

                        o Though job growth during May was much slower than during April, the unemployment rate remained unchanged at 5.1% as May 2005 ended.

                        o For the first quarter of 2005, earnings for companies included in the Standard & Poor's Composite Index of 500 Stocks, an index of the broad U.S. stock market, were up more than 10%, on average, over a year earlier.

                        o Bond yields have not risen as much as might be expected given eight increases in short-term interest rates in less than a year. This may indicate that the bond market is not anticipating a long-term inflationary pattern.

                       After the slow start in 2005, domestic and many
                   international markets began to rally after the close of the reporting period, demonstrating once again how changeable markets are in the short term. Given the elusiveness of accurate short-term market forecasts, as always, we urge our shareholders to:

                        o   keep a long-term investment perspective,

                        o make sure their portfolio of investments is suitably diversified, and

                        o contact their financial advisors when they have questions about their investments or the markets.

                   YOUR FUND

                   In the following pages you will find a discussion of your Fund's investment philosophy, an explanation of its performance for the reporting period, and a summary of its portfolio as of April 30. Further information about your Fund, The AIM Family of Funds--Registered Trademark--, and investing in general is always available on our widely praised Web site, AIMinvestments.com. Please visit frequently.

                       We at AIM remain committed to building solutions to help
                   you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                   Sincerely,

                   /S/ ROBERT H. GRAHAM                   /S/ MARK H. WILLIAMSON

                   Robert H. Graham                       Mark H. Williamson
                   President & Vice Chair, AIM Funds      Chairman & President,
                                                          A I M Advisors, Inc.

                   June 17, 2005

                   AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM CONSTELLATION FUND


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE  ========================================         We endeavor to adjust the balance
                                                                                           between core-growth holdings and
PERFORMANCE SUMMARY                          FUND VS. INDEXES                              accelerating-growth stocks in the
                                                                                           portfolio based on an ongoing analysis
Stocks, as measured by the performance       Total returns, 10/31/04-4/30/05,              of economic and market conditions. We
of the S&P 500 Index and other market        excluding applicable sales charges. If        consider selling a stock:
benchmarks, generally posted lackluster      sales charges were included, returns
returns over the period, amid investor       would be lower.                               o if a company experiences decelerating
concerns about higher oil prices and                                                       or disappointing earnings;
rising interest rates. These trends also     Class A Shares                     -0.14%
adversely affected the Fund's                                                              o the stock's price reaches our
performance.                                 Class B Shares                     -0.50      valuation target;

  The Fund underperformed the S&P 500        Class C Shares                     -0.45      o or we find a more attractive
Index because that benchmark includes                                                      investment option.
value stocks, which generally                Class R Shares                     -0.24
outperformed growth stocks over the                                                        MARKET CONDITIONS AND YOUR FUND
period. The portfolio's holdings in          S&P 500 Index (Broad Market Index) 3.28
health care and consumer discretionary,                                                    The S&P 500 Index recorded most of its
two of its larger sector weightings,         Russell 1000 Growth Index                     gains in the first two months of the
generally underperformed those of the        (Style-specific Index)             1.14       reporting period, as oil prices declined
Russell 1000 Growth Index, causing the                                                     and the uncertainty surrounding the U.S.
Fund to lag that benchmark. We believe       Lipper Multi-Cap Growth Fund Index            presidential race was resolved. The S&P
the Fund underperformed its Lipper index     (Peer Group Index)                 0.56       500 Index declined later in the
because it had less exposure to mid-cap                                                    reporting period, as oil prices again
growth stocks, which outperformed            SOURCE: LIPPER,INC.                           increased and the Federal Reserve
large-cap growth stocks, than some of                                                      continued raising interest rates to slow
its peers.                                   ========================================      economic growth and curb potential
                                                                                           inflation.
HOW WE INVEST                                well as those that have experienced
                                             positive earnings revisions.                     As we were generally optimistic about
We use a bottom-up approach to                                                             the economy, we continued to favor
investing, selecting stocks based on an         The Fund generally consists of defensive   accelerating-growth stocks over
analysis of individual companies. We         core-growth holdings and more aggressive      core-growth holdings in the portfolio.
believe that earnings are the primary        accelerating-growth stocks. Core-growth       At the close of the reporting period,
factor driving stock prices. We seek to      holdings--the stocks of companies with        accelerating-growth stocks composed
own the stocks of companies with             consistent long-term earnings growth          about 65% of the portfolio while
long-term records of earnings growth as      records--may provide some protection in       core-growth holdings made up about 35%.
                                             a declining market, but they may not
                                             appreciate as much when stocks are               This strategy proved more beneficial
                                             rising. Accelerating-growth stocks,           to the fund during the first two months
                                             which are representative of more              of the reporting period, when more
                                             economically sensitive companies, tend        economically sensitive sectors such as
                                             to perform better than core-growth            consumer discretionary and information
                                             holdings in an improving economic             technology
                                             environment. However, they tend to be
                                             more volatile during market downturns.

========================================     ========================================      ========================================

PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                             TOP 10 EQUITY HOLDINGS*
By sectors
                                               1. Health Care Equipment         6.9%        1. Dell Inc.                        2.3%
              [PIE CHART]
Telecommunication Services         0.7%        2. Semiconductors                4.4         2. Microsoft Corp.                  2.2
Information Technology            25.4%
Health Care                       19.5%        3. Pharmaceuticals               4.1         3. Johnson & Johnson                2.0
Consumer Discretionary            12.7%
Industrials                       11.1%        4. Industrial Machinery          4.1         4. Yahoo! Inc.                      2.0
Energy                            10.0%
Materials                          8.4%        5. Systems Software              4.0         5. Caremark Rx, Inc.                1.7
Financials                         5.3%
Consumer Staples                   5.0%      TOTAL NET ASSETS          $5.7 BILLION         6. Biomet, Inc.                     1.5
Money Market Funds Plus
Other Assets Less Liabilities      1.9%      TOTAL NUMBER OF HOLDINGS*          146         7. Exxon Mobil Corp.                1.5

                                                                                            8. Microchip Technology Inc.        1.5

                                                                                            9. Ingersoll-Rand Co. Ltd.-Class A
                                                                                               (Bermuda)                        1.5

                                                                                           10. Apple Computer, Inc.             1.3


The Fund's holdings are subject to
change, and there is no assurance that
the Fund will continue to hold any
particular security.

*Excluding money market fund holdings.
========================================     ========================================      ========================================


                                        2

performed well. However, they generally      o JOHNSON & JOHNSON, one of the fund's                        KENNETH A. ZSCHAPPEL
detracted from performance for the           largest holdings, is a large diversified       [ZSCHAPPEL     Senior Portfolio
remainder of the reporting period as         health care product company. It is one            PHOTO]      Manager, is lead manager
investors favored more defensive sectors     of the few firms that makes drug-eluting                      of AIM Constellation
such as utilities, energy and health         stents. We found the company attractive                       Fund. He joined AIM in
care.                                        because of its diverse product line and       1990 and in 1992 became a portfolio
                                             its solid earnings.                           analyst for equity securities,
   The Fund had no exposure to utilities,                                                  specializing in technology and health
the best-performing sector for the              Stocks that detracted from performance     care. A native of Austin, Texas, he
period, as this generally is not             included:                                     received a B.A. in political science
considered a growth sector. Over the                                                       from Baylor University.
reporting period, we increased the           o eBAY is the world's largest Internet
portfolio's exposure to energy, and it       auctioneering company. In January of                          CHRISTIAN A. COSTANZO is
was the best-performing sector for the       this year, the company failed to meet         [COSTANZO       a manager of AIM
Fund. Energy companies benefited from        profit estimates and witnessed a slowing        PHOTO]        Constellation Fund. Mr.
rising oil prices, and, in our opinion,      of its growth in the U.S. market. We                          Costanzo, Chartered
this could encourage oil and gas             sold the stock prior to the close of the                      Financial Analyst,
companies to increase production.            reporting period.                             joined AIM in 1995 as an analyst and
However, the performance of the                                                            assumed his current duties in 1997.
portfolio's energy stocks could not          o DORAL FINANCIAL is the largest              Prior to joining AIM, he worked as a
offset the weaker performance of its         residential mortgage lender in Puerto         business analyst from 1991 to 1993 and
consumer discretionary and health care       Rico. Its stock plummeted after the           as a B-52 Navigator in the United States
holdings relative to the Russell 1000        company raised concerns about its 2004        Air Force from 1987 to 1990. He holds a
Growth Index.                                earnings because of the methodology used      B.A. in biology and economics from the
                                             in calculating the value of certain of        University of Virginia and an M.B.A.
                                             its financial instruments. We also sold       from The University of Texas at Austin.
          ... WE INCREASED THE               this stock.
        PORTFOLIO'S EXPOSURE TO                                                                            ROBERT J. LLOYD is a
         ENERGY, AND IT WAS THE              IN CLOSING                                     [LLOYD         manager of AIM
         BEST-PERFORMING SECTOR                                                              PHOTO]        Constellation Fund. Mr.
             FOR THE FUND.                   Over the reporting period, the market                         Lloyd, Chartered
                                             for growth stocks, particularly                               Financial Analyst,
   Still, health care was the second-best    large-cap issues, was particularly            joined AIM in 2000 as a senior analyst
performing sector for the Fund. Other        difficult. Unfortunately, this trend          for the technology funds. He was
sectors posting gains for the portfolio      adversely affected the Fund's                 promoted to portfolio manager in 2001.
included consumer staples, industrials       performance. Regardless of market             He served eight years in the U.S. Navy
and materials. While industrials and         conditions, we are always striving to         as a Naval Flight Officer flying the
materials are not traditionally regarded     improve performance. It is important to       S-3B Viking. He received a B.B.A. from
as growth sectors, we found companies        remember that market segments and             the University of Notre Dame and an
with attractive earnings in these            investment styles go in and out of            M.B.A. from the University of Chicago.
sectors. Moreover, we believe                favor. We remain confident in our
industrials and materials companies          investment process, and we encourage                          BRYAN A. UNTERHALTER is
could benefit from the development of        investors to maintain a long-term             [UNTERHALTER    a manager of AIM
China and to a lesser extent, India.         perspective. We thank you for your               PHOTO]       Constellation Fund. He
                                             continued participation in AIM                                began his investment
   Stocks that enhanced performance          Constellation Fund.                                           career in 1995 as an
included:                                                                                  equity trader. In 1997, he joined AIM as
                                             The views and opinions expressed in           a domestic equity trader and later
o VALERO ENERGY, an independent refining     management's discussion of Fund               became an analyst on AIM's International
and marketing company, owns and operates     performance are those of A I M Advisors,      (Europe/Canada) investment management
15 refineries and also operates gas          Inc. These views and opinions are             team in 1998. He was promoted to his
stations under the various brand names.      subject to change at any time based on        current position in 2003. A native of
The company purchased refineries in 2003     factors such as market and economic           Johannesburg, South Africa, he received
and 2004, allowing it to increase output     conditions. These views and opinions may      a B.A. from The University of Texas at
and improve service to its brand-name        not be relied upon as investment advice       Austin and an M.B.A. from the University
gas stations cost-effectively.               or recommendations, or as an offer for a      of St. Thomas.
                                             particular security. The information is
                                             not a complete analysis of every aspect       Assisted by the Multi-Cap Growth Team.
                                             of any market, country, industry,
                                             security or the Fund. Statements of fact
                                             are from sources considered reliable,                  [RIGHT ARROW GRAPHIC]
                                             but A I M Advisors, Inc. makes no
                                             representation or warranty as to their        FOR A PRESENTATION OF YOUR FUND'S
                                             completeness or accuracy. Although            LONG-TERM PERFORMANCE RECORD, PLEASE
                                             historical performance is no guarantee        TURN TO PAGE 5.
                                             of future results, these insights may
                                             help you understand our investment
                                             management philosophy.

                                                   See important Fund and index
                                                 disclosures inside front cover.

AIM CONSTELLATION FUND

CALCULATING YOUR ONGOING FUND EXPENSES



EXAMPLE                                      You may use the information in this           Indexes" on page 2. The hypothetical
                                             table, together with the amount you           account values and expenses may not be
As a shareholder of the Fund, you incur      invested, to estimate the expenses that       used to estimate the actual ending
two types of costs: (1) transaction          you paid over the period. Simply divide       account balance or expenses you paid for
costs, which may include sales charges       your account value by $1,000 (for             the period. You may use this information
(loads) on purchase payments; contingent     example, an $8,600 account value divided      to compare the ongoing costs of
deferred sales charges on redemptions;       by $1,000 = 8.6), then multiply the           investing in the Fund and other funds.
and redemption fees, if any; and (2)         result by the number in the table under       To do so, compare this 5% hypothetical
ongoing costs, including management          the heading entitled "Actual Expenses         example with the 5% hypothetical
fees; distribution and/or service fees       Paid During Period" to estimate the           examples that appear in the shareholder
(12b-1); and other Fund expenses. This       expenses you paid on your account during      reports of the other funds.
example is intended to help you              this period.
understand your ongoing costs (in                                                             Please note that the expenses shown in
dollars) of investing in the Fund and to     HYPOTHETICAL EXAMPLE FOR COMPARISON           the table are meant to highlight your
compare these costs with ongoing costs       PURPOSES                                      ongoing costs only and do not reflect
of investing in other mutual funds. The                                                    any transactional costs, such as sales
example is based on an investment of         The table below also provides                 charges (loads) on purchase payments,
$1,000 invested at the beginning of the      information about hypothetical account        contingent deferred sales charges on
period and held for the entire period        values and hypothetical expenses based        redemptions, and redemption fees, if
November 1, 2004, through April 30,          on the Fund's actual expense ratio and        any. Therefore, the hypothetical
2005.                                        an assumed rate of return of 5% per year      information is useful in comparing
                                             before expenses, which is not the Fund's      ongoing costs only, and will not help
ACTUAL EXPENSES                              actual return. The Fund's actual              you determine the relative total costs
                                             cumulative total returns at net asset         of owning different funds.
The table below provides information         value after expenses for the six months
about actual account values and actual       ended April 30, 2005, appear in the
expenses.                                    table "Fund vs.

====================================================================================================================================

                                                         ACTUAL                                       HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                 BEGINNING ACCOUNT       ENDING ACCOUNT           EXPENSES             ENDING ACCOUNT               EXPENSES
SHARE CLASS       VALUE (11/1/04)      VALUE (4/30/05)(1)   PAID DURING PERIOD(2)       VALUE (4/30/05)        PAID DURING PERIOD(2)
      A              $1,000.00               $998.60                $6.54                 $1,018.25                   $ 6.61
      B               1,000.00                995.00                 9.99                  1,014.78                    10.09
      C               1,000.00                995.50                 9.99                  1,014.78                    10.09
      R               1,000.00                997.60                 7.53                  1,017.26                     7.60

(1) The actual ending account value is based on the actual total return of the Fund for the period November 1, 2004, to April 30,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended April 30, 2005, appear in the table "Fund vs. Indexes" on page 2.

(2) Expenses are equal to the Fund's annualized expense ratio, 1.32%, 2.02%, 2.02% and 1.52% for Class A, B, C and R shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

====================================================================================================================================


                                             [ARROW   For More Information Visit
                                             BUTTON   AIMINVESTMENTS.COM
                                             IMAGE]

AIM CONSTELLATION FUND

YOUR FUND'S LONG-TERM PERFORMANCE

   Below you will find a presentation of your Fund's performance record for periods ended April 30, 2005, the close of the six-month period covered by this report.

   Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

   In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns as of March 31, 2005, the most recent calendar quarter-end.

========================================     ========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
As of 4/30/05, including applicable sales    As of 3/31/05, including applicable sales
charges                                      charges

CLASS A SHARES                                CLASS A SHARES
Inception (4/30/76)                13.90%     Inception (4/30/76)                14.10%
 10 Years                           5.53       10 Years                           6.18
  5 Years                          -9.97        5 Years                         -10.79
  1 Year                           -4.45        1 Year                           -3.92

CLASS B SHARES                                CLASS B SHARES
Inception (11/3/97)                 0.16%     Inception (11/3/97)                 0.68%
  5 Years                          -9.88        5 Years                         -10.70
  1 Year                           -4.59        1 Year                           -4.07

CLASS C SHARES                                CLASS C SHARES
Inception (8/4/97)                  0.04%     Inception (8/4/97)                  0.54%
  5 Years                          -9.58        5 Years                         -10.41
  1 Year                           -0.55        1 Year                           -0.02

CLASS R SHARES                                CLASS R SHARES
 10 Years                           5.96%      10 Years                           6.60%
  5 Years                          -9.07        5 Years                          -9.90
  1 Year                            0.90        1 Year                            1.47

========================================     ========================================

CLASS R SHARES' INCEPTION DATE IS JUNE       SHAREHOLDER WOULD PAY ON FUND                 (CDSC) FOR THE PERIOD INVOLVED. THE CDSC
3, 2002. RETURNS SINCE THAT DATE ARE         DISTRIBUTIONS OR SALE OF FUND SHARES.         ON CLASS B SHARES DECLINES FROM 5%
HISTORICAL RETURNS. ALL OTHER RETURNS        PLEASE VISIT AIMINVESTMENTS.COM FOR THE       BEGINNING AT THE TIME OF PURCHASE TO 0%
ARE BLENDED RETURNS OF HISTORICAL CLASS      MOST RECENT MONTH-END PERFORMANCE.            AT THE BEGINNING OF THE SEVENTH YEAR.
R SHARE PERFORMANCE AND RESTATED CLASS A     PERFORMANCE FIGURES REFLECT REINVESTED        THE CDSC ON CLASS C SHARES IS 1% FOR THE
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      DISTRIBUTIONS, CHANGES IN NET ASSET           FIRST YEAR AFTER PURCHASE. CLASS R
THE INCEPTION DATE OF CLASS R SHARES) AT     VALUE AND THE EFFECT OF THE MAXIMUM           SHARES DO NOT HAVE A FRONT-END SALES
NET ASSET VALUE, ADJUSTED TO REFLECT THE     SALES CHARGE UNLESS OTHERWISE STATED.         CHARGE; RETURNS SHOWN ARE AT NET ASSET
HIGHER RULE 12-B1 FEES APPLICABLE TO         INVESTMENT RETURN AND PRINCIPAL VALUE         VALUE AND DO NOT REFLECT A 0.75% CDSC
CLASS R SHARES.                              WILL FLUCTUATE SO THAT YOU MAY HAVE A         THAT MAY BE IMPOSED ON A TOTAL
                                             GAIN OR LOSS WHEN YOU SELL SHARES.            REDEMPTION OF RETIREMENT PLAN ASSETS
   THE PERFORMANCE DATA QUOTED REPRESENT                                                   WITHIN THE FIRST YEAR.
PAST PERFORMANCE AND CANNOT GUARANTEE           CLASS A SHARE PERFORMANCE REFLECTS THE
COMPARABLE FUTURE RESULTS; CURRENT           MAXIMUM 5.50% SALES CHARGE, AND CLASS B          THE PERFORMANCE OF THE FUND'S SHARE
PERFORMANCE MAY BE LOWER OR HIGHER.          AND CLASS C SHARE PERFORMANCE REFLECTS        CLASSES WILL DIFFER DUE TO DIFFERENT
PERFORMANCE FIGURES DO NOT REFLECT           THE APPLICABLE CONTINGENT DEFERRED SALES      SALES CHARGE STRUCTURES AND CLASS
DEDUCTION OF TAXES A                         CHARGE                                        EXPENSES.


SUPPLEMENT TO SEMIANNUAL REPORT DATED 4/30/05

AIM CONSTELLATION FUND

INSTITUTIONAL CLASS SHARES                   ========================================      PLEASE NOTE THAT PAST PERFORMANCE IS NOT
                                             AVERAGE ANNUAL TOTAL RETURNS                  INDICATIVE OF FUTURE RESULTS. MORE
The following information has been           For periods ended 4/30/05                     RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class                                                    THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview     Inception (4/8/92)               9.00%        REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings.                  10 Years                         6.66         ASSET VALUE. INVESTMENT RETURN AND
Institutional Class shares are offered        5 Years                        -8.48         PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
exclusively to institutional investors,       1 Year                          1.72         SHARES, WHEN REDEEMED, MAY BE WORTH MORE
including defined contribution plans          6 Months*                       0.13         OR LESS THAN THEIR ORIGINAL COST. SEE
that meet certain criteria.                  ========================================      FULL REPORT FOR INFORMATION ON
                                                                                           COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                             ========================================      YOUR FUND PROSPECTUS FOR MORE
                                             AVERAGE ANNUAL TOTAL RETURNS                  INFORMATION. FOR THE MOST CURRENT
                                             For periods ended 3/31/05, most recent        MONTH-END PERFORMANCE, PLEASE CALL
                                             calendar quarter-end                          800-451-4246 OR VISIT
                                                                                           AIMINVESTMENTS.COM.
                                             Inception (4/8/92)               9.37%
                                             10 Years                         7.31
                                              5 Years                        -9.32
                                              1 Year                          2.27
                                              6 Months*                       6.50

                                             *Cumulative total return that has not
                                             been annualized
                                             ========================================

                                             INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                             CHARGE; THEREFORE, PERFORMANCE IS AT
                                             NAV. INSTITUTIONAL CLASS SHARES WOULD
                                             HAVE HAD DIFFERENT RETURNS DUE TO
                                             DIFFERENCES IN THE EXPENSE STRUCTURE OF
                                             THE INSTITUTIONAL CLASS.


                                   Over for information on your Fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.



AIMINVESTMENTS.COM     CST-INS-2     [YOUR GOALS. OUR SOLUTIONS.]    [AIM INVESTMENTS LOGO APPEARS HERE]
                                       --Registered Trademark--            --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      Simply divide your account value by           the table on the front of this
                                             $1,000 (for example, an $8,600 account        supplement. The hypothetical account
As a shareholder of the Fund, you incur      value divided by $1,000 = 8.6), then          values and expenses may not be used to
ongoing costs, including management          multiply the result by the number in the      estimate the actual ending account
fees; and other Fund expenses. This          table under the heading entitled "Actual      balance or expenses you paid for the
example is intended to help you              Expenses Paid During Period" to estimate      period. You may use this information to
understand your ongoing costs (in            the expenses you paid on your account         compare the ongoing costs of investing
dollars) of investing in the Fund and to     during this period.                           in the Fund and other funds. To do so,
compare these costs with ongoing costs                                                     compare this 5% hypothetical example
of investing in other mutual funds. The      HYPOTHETICAL EXAMPLE FOR                      with the 5% hypothetical examples that
example is based on an investment of         COMPARISON PURPOSES                           appear in the shareholder reports of the
$1,000 invested at the beginning of the                                                    other funds.
period and held for the entire period        The table below also provides
November 1, 2004, through April 30,          information about hypothetical account            Please note that the expenses shown
2005.                                        values and hypothetical expenses based        in the table are meant to highlight your
                                             on the Fund's actual expense ratio and        ongoing costs only. Therefore, the
ACTUAL EXPENSES                              an assumed rate of return of 5% per year      hypothetical information is useful in
                                             before expenses, which is not the Fund's      comparing ongoing costs only, and will
The table below provides information         actual return. The Fund's actual              not help you determine the relative
about actual account values and actual       cumulative total return after expenses        total costs of owning different funds.
expenses. You may use the information in     for the six months ended April 30, 2005,
this table, together with the amount you     appears in
invested, to estimate the expenses that
you paid over the period.

====================================================================================================================================

                                                       ACTUAL                             HYPOTHETICAL
                                                                               (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING ACCOUNT    ENDING ACCOUNT         EXPENSES      ENDING ACCOUNT            EXPENSES
   SHARE               VALUE                VALUE            PAID DURING         VALUE               PAID DURING
   CLASS              (11/1/04)         (4/30/05)(1)          PERIOD(2)        (4/30/05)               PERIOD(2)
Institutional        $1,000.00           $1,001.30              $3.72          $1,021.08                $3.76


(1) The actual ending account value is based on the actual total return of the Fund for the period November 1, 2004, to April 30,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended April 30, 2005, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.75% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
====================================================================================================================================


AIMINVESTMENTS.COM
                                      CST-INS-2

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2005
(Unaudited)


                                                              MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.09%

ADVERTISING-0.73%

Lamar Advertising Co.-Class A(a)               1,117,100   $  41,757,198
========================================================================

AEROSPACE & DEFENSE-0.79%

Honeywell International Inc.                   1,250,000      44,700,000
========================================================================

AIR FREIGHT & LOGISTICS-0.75%

FedEx Corp.                                      500,000      42,475,000
========================================================================

ALUMINUM-0.62%

Alcoa Inc.                                     1,208,500      35,070,670
========================================================================

APPAREL RETAIL-0.81%

Abercrombie & Fitch Co.-Class A                  500,000      26,975,000
------------------------------------------------------------------------
Ross Stores, Inc.                                711,200      19,003,264
========================================================================
                                                              45,978,264
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.94%

Coach, Inc.(a)                                 2,000,000      53,600,000
========================================================================

APPLICATION SOFTWARE-2.13%

Amdocs Ltd. (United Kingdom)(a)                  800,000      21,368,000
------------------------------------------------------------------------
Autodesk, Inc.                                 1,200,000      38,196,000
------------------------------------------------------------------------
Cognos, Inc. (Canada)(a)                         500,000      18,920,000
------------------------------------------------------------------------
Mercury Interactive Corp.(a)                     600,000      24,798,000
------------------------------------------------------------------------
NAVTEQ Corp.(a)                                  500,000      18,210,000
========================================================================
                                                             121,492,000
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.64%

Franklin Resources, Inc.                         300,000      20,604,000
------------------------------------------------------------------------
Investors Financial Services Corp.               380,000      15,941,000
========================================================================
                                                              36,545,000
========================================================================

BIOTECHNOLOGY-2.12%

Amgen Inc.(a)                                    744,700      43,348,987
------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                       1,527,600      56,673,960
------------------------------------------------------------------------
Protein Design Labs, Inc.(a)                   1,142,800      20,433,264
========================================================================
                                                             120,456,211
========================================================================

BROADCASTING & CABLE TV-1.18%

Univision Communications Inc.-Class A(a)       1,500,000      39,435,000
------------------------------------------------------------------------
XM Satellite Radio Holdings Inc.-Class
  A(a)(b)                                      1,000,000      27,740,000
========================================================================
                                                              67,175,000
========================================================================

CASINOS & GAMING-0.08%

Las Vegas Sands Corp.(a)                         120,800       4,523,960
========================================================================

                                                              MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT-2.55%

Cisco Systems, Inc.(a)                         4,000,000   $  69,120,000
------------------------------------------------------------------------
Comverse Technology, Inc.(a)                   1,000,000      22,790,000
------------------------------------------------------------------------
Juniper Networks, Inc.(a)                      1,074,764      24,278,919
------------------------------------------------------------------------
QUALCOMM Inc.                                    826,600      28,840,074
========================================================================
                                                             145,028,993
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.53%

Best Buy Co., Inc.                               600,000      30,204,000
========================================================================

COMPUTER HARDWARE-3.63%

Apple Computer, Inc.(a)                        2,100,000      75,726,000
------------------------------------------------------------------------
Dell Inc.(a)                                   3,750,000     130,612,500
========================================================================
                                                             206,338,500
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.69%

EMC Corp.(a)                                   3,000,000      39,360,000
========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.48%

Caterpillar Inc.                                 600,000      52,830,000
------------------------------------------------------------------------
Deere & Co.                                      500,000      31,270,000
========================================================================
                                                              84,100,000
========================================================================

CONSUMER ELECTRONICS-1.23%

Garmin Ltd. (Cayman Islands)(b)                  400,000      15,800,000
------------------------------------------------------------------------
Harman International Industries, Inc.            693,200      54,471,656
========================================================================
                                                              70,271,656
========================================================================

CONSUMER FINANCE-1.53%

American Express Co.                             750,000      39,525,000
------------------------------------------------------------------------
SLM Corp.                                      1,000,000      47,640,000
========================================================================
                                                              87,165,000
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.40%

Automatic Data Processing, Inc.                1,000,000      43,440,000
------------------------------------------------------------------------
Fiserv, Inc.(a)                                1,500,000      63,450,000
------------------------------------------------------------------------
Iron Mountain Inc.(a)                          1,000,000      29,700,000
========================================================================
                                                             136,590,000
========================================================================

DEPARTMENT STORES-0.79%

Kohl's Corp.(a)                                  500,000      23,800,000
------------------------------------------------------------------------
Sears Holdings Corp.(a)                          157,372      21,282,989
========================================================================
                                                              45,082,989
========================================================================

DIVERSIFIED BANKS-0.79%

Bank of America Corp.                          1,000,000      45,040,000
========================================================================


                                                              MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

DIVERSIFIED CHEMICALS-1.92%

Dow Chemical Co. (The)                           650,000   $  29,854,500
------------------------------------------------------------------------
E. I. du Pont de Nemours & Co.                 1,000,000      47,110,000
------------------------------------------------------------------------
Eastman Chemical Co.                             600,000      32,400,000
========================================================================
                                                             109,364,500
========================================================================

DIVERSIFIED METALS & MINING-0.90%

Peabody Energy Corp.                             390,300      17,083,431
------------------------------------------------------------------------
Phelps Dodge Corp.                               400,000      34,340,000
========================================================================
                                                              51,423,431
========================================================================

DRUG RETAIL-0.76%

Walgreen Co.                                   1,000,000      43,060,000
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.13%

Emerson Electric Co.                             510,500      31,993,035
------------------------------------------------------------------------
Rockwell Automation, Inc.                        700,000      32,361,000
========================================================================
                                                              64,354,035
========================================================================

EMPLOYMENT SERVICES-0.98%

Robert Half International Inc.                 2,250,000      55,845,000
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.11%

Dolby Laboratories Inc.-Class A(a)(c)            300,800       6,151,360
========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.72%

Monsanto Co.                                     700,000      41,034,000
========================================================================

FOOD DISTRIBUTORS-0.33%

Sysco Corp.                                      550,000      19,030,000
========================================================================

FOOD RETAIL-0.38%

Whole Foods Market, Inc.                         214,700      21,409,884
========================================================================

FOOTWEAR-0.67%

NIKE, Inc.-Class B                               500,000      38,405,000
========================================================================

GOLD-0.62%

Newmont Mining Corp.                             545,500      20,712,635
------------------------------------------------------------------------
Placer Dome Inc. (Canada)                      1,076,000      14,375,360
========================================================================
                                                              35,087,995
========================================================================

HEALTH CARE EQUIPMENT-6.85%

Bard (C.R.), Inc.                                520,600      37,051,102
------------------------------------------------------------------------
Becton, Dickinson & Co.                        1,034,200      60,521,384
------------------------------------------------------------------------
Biomet, Inc.                                   2,253,175      87,175,341
------------------------------------------------------------------------
Fisher Scientific International Inc.(a)          665,300      39,505,514
------------------------------------------------------------------------
Medtronic, Inc.                                  815,700      42,987,390
------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                      1,254,500      48,963,135
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                1,040,900      35,119,966
------------------------------------------------------------------------

                                                              MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

HEALTH CARE EQUIPMENT -- (CONTINUED)

Zimmer Holdings, Inc.(a)                         475,600      38,723,352
========================================================================
                                                             390,047,184
========================================================================

HEALTH CARE FACILITIES-0.93%

HCA Inc.                                         500,000   $  27,920,000
------------------------------------------------------------------------
Health Management Associates, Inc.-Class A     1,000,000      24,730,000
========================================================================
                                                              52,650,000
========================================================================

HEALTH CARE SERVICES-1.71%

Caremark Rx, Inc.(a)                           2,427,881      97,236,634
========================================================================

HEALTH CARE SUPPLIES-1.15%

Alcon, Inc. (Switzerland)(a)                     677,400      65,707,800
========================================================================

HOME ENTERTAINMENT SOFTWARE-0.52%

Electronic Arts Inc.(a)                          550,000      29,364,500
========================================================================

HOTELS, RESORTS & CRUISE LINES-1.49%

Carnival Corp. (Panama)(d)                       900,000      43,992,000
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.(e)     750,000      40,755,000
========================================================================
                                                              84,747,000
========================================================================

HOUSEHOLD PRODUCTS-0.57%

Procter & Gamble Co. (The)                       600,000      32,490,000
========================================================================

HYPERMARKETS & SUPER CENTERS-0.51%

Wal-Mart Stores, Inc.                            613,400      28,915,676
========================================================================

INDUSTRIAL CONGLOMERATES-1.64%

General Electric Co.                           1,500,000      54,300,000
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)              1,250,000      39,137,500
========================================================================
                                                              93,437,500
========================================================================

INDUSTRIAL GASES-1.31%

Air Products & Chemicals, Inc.                   600,000      35,238,000
------------------------------------------------------------------------
Praxair, Inc.                                    841,400      39,402,762
========================================================================
                                                              74,640,762
========================================================================

INDUSTRIAL MACHINERY-4.06%

Danaher Corp.                                  1,000,000      50,630,000
------------------------------------------------------------------------
Eaton Corp.                                      500,000      29,325,000
------------------------------------------------------------------------
Illinois Tool Works Inc.                         363,300      30,451,806
------------------------------------------------------------------------
Ingersoll-Rand Co. Ltd-Class A (Bermuda)       1,100,000      84,557,000
------------------------------------------------------------------------
Parker Hannifin Corp.                            600,000      35,964,000
========================================================================
                                                             230,927,806
========================================================================

INTEGRATED OIL & GAS-3.37%

Chevron Corp.                                    488,000      25,376,000
------------------------------------------------------------------------
ConocoPhillips                                   500,000      52,425,000
------------------------------------------------------------------------
Exxon Mobil Corp.                              1,500,000      85,545,000
------------------------------------------------------------------------
Occidental Petroleum Corp.                       414,400      28,593,600
========================================================================
                                                             191,939,600
========================================================================


                                                              MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES-3.40%

Google Inc.-Class A(a)                           250,413   $  55,090,860
------------------------------------------------------------------------
VeriSign, Inc.(a)                              1,000,000      26,460,000
------------------------------------------------------------------------
Yahoo! Inc.(a)                                 3,250,000     112,157,500
========================================================================
                                                             193,708,360
========================================================================

INVESTMENT BANKING & BROKERAGE-0.72%

Goldman Sachs Group, Inc. (The)(b)               250,000      26,697,500
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        267,400      14,420,882
========================================================================
                                                              41,118,382
========================================================================

LIFE & HEALTH INSURANCE-0.52%

AFLAC Inc.                                       725,450      29,489,542
========================================================================

MANAGED HEALTH CARE-2.62%

Aetna Inc.                                       826,800      60,662,316
------------------------------------------------------------------------
PacifiCare Health Systems, Inc.(a)               479,300      28,642,968
------------------------------------------------------------------------
UnitedHealth Group Inc.                          463,100      43,767,581
------------------------------------------------------------------------
WellPoint, Inc.(a)                               126,600      16,173,150
========================================================================
                                                             149,246,015
========================================================================

MOVIES & ENTERTAINMENT-0.63%

DreamWorks Animation SKG, Inc.-Class A(a)        187,900       7,046,250
------------------------------------------------------------------------
Viacom Inc.-Class B                              838,064      29,013,776
========================================================================
                                                              36,060,026
========================================================================

OIL & GAS DRILLING-1.66%

ENSCO International Inc.                       1,062,000      34,621,200
------------------------------------------------------------------------
GlobalSantaFe Corp. (Cayman Islands)             850,000      28,560,000
------------------------------------------------------------------------
Patterson-UTI Energy, Inc.                     1,300,000      31,161,000
========================================================================
                                                              94,342,200
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.22%

Baker Hughes Inc.                                840,000      37,060,800
------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)      625,000      32,593,750
========================================================================
                                                              69,654,550
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.72%

Apache Corp.                                     400,000      22,516,000
------------------------------------------------------------------------
Burlington Resources Inc.                        565,500      27,488,955
------------------------------------------------------------------------
Devon Energy Corp.                             1,130,000      51,042,100
------------------------------------------------------------------------
Newfield Exploration Co.(a)                      300,000      21,309,000
------------------------------------------------------------------------
XTO Energy, Inc.                               1,066,666      32,181,313
========================================================================
                                                             154,537,368
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.02%

Valero Energy Corp.                              850,000      58,250,500
========================================================================

                                                              MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------


OTHER DIVERSIFIED FINANCIAL SERVICES-0.92%

Citigroup Inc.                                 1,116,000   $  52,407,360
========================================================================

PACKAGED FOODS & MEATS-0.92%

Hershey Co. (The)                                500,000      31,950,000
------------------------------------------------------------------------
Kellogg Co.                                      451,700      20,303,915
========================================================================
                                                              52,253,915
========================================================================

PERSONAL PRODUCTS-0.95%

Gillette Co. (The)                             1,042,000      53,808,880
========================================================================

PHARMACEUTICALS-4.09%

Johnson & Johnson                              1,696,100     116,403,343
------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A           1,323,600      37,193,160
------------------------------------------------------------------------
Pfizer Inc.                                    1,293,200      35,136,244
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                     1,410,700      44,070,268
========================================================================
                                                             232,803,015
========================================================================

RESTAURANTS-1.45%

Brinker International, Inc.(a)                   554,200      18,731,960
------------------------------------------------------------------------
McDonald's Corp.                               1,000,000      29,310,000
------------------------------------------------------------------------
Starbucks Corp.(a)                               700,000      34,664,000
========================================================================
                                                              82,705,960
========================================================================

SEMICONDUCTOR EQUIPMENT-0.76%

Applied Materials, Inc.(a)                     1,583,600      23,548,132
------------------------------------------------------------------------
KLA-Tencor Corp.                                 500,000      19,510,000
========================================================================
                                                              43,058,132
========================================================================

SEMICONDUCTORS-4.43%

Analog Devices, Inc.                           1,750,000      59,692,500
------------------------------------------------------------------------
Linear Technology Corp.                        1,450,000      51,823,000
------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)       750,000      25,110,000
------------------------------------------------------------------------
Maxim Integrated Products, Inc.                  806,985      30,181,239
------------------------------------------------------------------------
Microchip Technology Inc.                      3,000,052      85,441,481
========================================================================
                                                             252,248,220
========================================================================

SOFT DRINKS-0.59%

PepsiCo, Inc.                                    600,000      33,384,000
========================================================================

SPECIALIZED FINANCE-0.14%

Chicago Mercantile Exchange Holdings Inc.         41,200       8,055,424
========================================================================

SPECIALTY CHEMICALS-1.23%

Ecolab Inc.                                      800,000      26,168,000
------------------------------------------------------------------------
Rohm & Haas Co.                                1,000,000      43,660,000
========================================================================
                                                              69,828,000
========================================================================


                                                              MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

SPECIALTY STORES-2.15%

Bed Bath & Beyond Inc.(a)                      1,200,000   $  44,652,000
------------------------------------------------------------------------
Office Depot, Inc.(a)                          1,163,800      22,787,204
------------------------------------------------------------------------
Staples, Inc.                                  2,895,000      55,207,650
========================================================================
                                                             122,646,854
========================================================================

STEEL-1.14%

Nucor Corp.                                      600,000      30,660,000
------------------------------------------------------------------------
United States Steel Corp.                        796,900      34,075,444
========================================================================
                                                              64,735,444
========================================================================

SYSTEMS SOFTWARE-3.99%

Adobe Systems Inc.                               474,400      28,212,568
------------------------------------------------------------------------
McAfee Inc.(a)                                 1,000,000      20,910,000
------------------------------------------------------------------------
Microsoft Corp.                                5,000,000     126,500,000
------------------------------------------------------------------------
Oracle Corp.(a)                                4,438,800      51,312,528
========================================================================
                                                             226,935,096
========================================================================

TECHNOLOGY DISTRIBUTORS-0.77%

CDW Corp.                                        800,000      43,752,000
========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.26%

UAP Holding Corp.(a)                           1,021,100      14,693,629
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.75%

Nextel Communications, Inc.-Class A(a)           987,200      27,631,728
------------------------------------------------------------------------
Syniverse Holdings Inc.(a)                     1,266,600      15,325,860
========================================================================
                                                              42,957,588
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $4,397,459,758)                      5,582,904,568
========================================================================

                        NUMBER
                          OF       EXERCISE   EXPIRATION       MARKET
                       CONTRACTS    PRICE        DATE          VALUE
-------------------------------------------------------------------------
PUT OPTIONS
  PURCHASED-0.00%

INTERNET SOFTWARE &
  SERVICES-0.00%

Google Inc.-Class A      2,504       $180       May-05     $       37,560
-------------------------------------------------------------------------
Yahoo! Inc.             16,250         30       May-05            121,875
=========================================================================
    Total Put Options
      Purchased (Cost
      $2,939,040)                                                 159,435
=========================================================================


                                                 SHARES

MONEY MARKET FUNDS-1.54%

Liquid Assets Portfolio-Institutional
  Class(f)                                     43,885,756       43,885,756
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)    43,885,756       43,885,756
==========================================================================
    Total Money Market Funds (Cost
      $87,771,512)                                              87,771,512
==========================================================================
TOTAL INVESTMENTS-99.63% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $4,488,170,310)                                            5,670,835,515
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.69%

Liquid Assets Portfolio-Institutional
  Class(f)(g)                                           2                2
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(f)(g)                                  38,996,778       38,996,778
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $38,996,780)                                        38,996,780
==========================================================================
TOTAL INVESTMENTS-100.32% (Cost
  $4,527,167,090)                                            5,709,832,295
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.32%)                          (18,379,168)
==========================================================================
NET ASSETS-100.00%                                          $5,691,453,127
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at April 30, 2005.
(c) The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value of this security at April 30, 2005 represented 0.11% of the Fund's Net Assets.
(d) Each unit represents one common share with paired trust share.
(e) Each unit represents one common share and one Class B share.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $4,394,419,464)*                           $ 5,576,912,643
------------------------------------------------------------
Investments in affiliates (cost
  $132,747,626)                                  132,919,652
============================================================
     Total investments (cost
       $4,527,167,090)                         5,709,832,295
============================================================
Receivables for:
  Investments sold                               101,291,425
------------------------------------------------------------
  Fund shares sold                                 1,449,469
------------------------------------------------------------
  Dividends                                        2,539,653
------------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans                  381,376
------------------------------------------------------------
Other assets                                         120,475
============================================================
     Total assets                              5,815,614,693
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                           62,326,885
------------------------------------------------------------
  Fund shares reacquired                          15,717,121
------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                999,652
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                       38,996,780
------------------------------------------------------------
Accrued distribution fees                          1,682,958
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             8,930
------------------------------------------------------------
Accrued transfer agent fees                        3,747,717
------------------------------------------------------------
Accrued operating expenses                           681,523
============================================================
     Total liabilities                           124,161,566
============================================================
Net assets applicable to shares outstanding  $ 5,691,453,127
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 6,382,754,251
------------------------------------------------------------
Undistributed net investment income                1,640,148
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                  (1,875,606,477)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies            1,182,665,205
============================================================
                                             $ 5,691,453,127
____________________________________________________________
============================================================


NET ASSETS:

Class A                                      $ 4,875,650,421
____________________________________________________________
============================================================
Class B                                      $   542,849,216
____________________________________________________________
============================================================
Class C                                      $   135,737,907
____________________________________________________________
============================================================
Class R                                      $     7,273,813
____________________________________________________________
============================================================
Institutional Class                          $   129,941,770
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          229,513,312
____________________________________________________________
============================================================
Class B                                           27,345,549
____________________________________________________________
============================================================
Class C                                            6,839,787
____________________________________________________________
============================================================
Class R                                              343,228
____________________________________________________________
============================================================
Institutional Class                                5,639,934
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $         21.24
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $21.24 divided by
       94.50%)                               $         22.48
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                   $         19.85
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                   $         19.85
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                   $         21.19
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                   $         23.04
____________________________________________________________
============================================================

* At April 30, 2005, securities with an aggregate market value of $38,055,509 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $67,357)         $  45,172,916
---------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $142,364 after rebates of
  $4,903,339)                                                     1,393,186
---------------------------------------------------------------------------
Interest                                                             10,823
===========================================================================
    Total investment income                                      46,576,925
===========================================================================

EXPENSES:

Advisory fees                                                    19,936,223
---------------------------------------------------------------------------
Administrative services fees                                        338,055
---------------------------------------------------------------------------
Custodian fees                                                      232,154
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         8,145,938
---------------------------------------------------------------------------
  Class B                                                         3,012,810
---------------------------------------------------------------------------
  Class C                                                           770,271
---------------------------------------------------------------------------
  Class R                                                            17,717
---------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       11,451,505
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                           71,826
---------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           125,927
---------------------------------------------------------------------------
Other                                                               624,384
===========================================================================
    Total expenses                                               44,726,810
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                     (697,411)
===========================================================================
    Net expenses                                                 44,029,399
===========================================================================
Net investment income                                             2,547,526
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities (includes gains from securities sold
    to affiliates of $14,506,408)                               293,774,554
---------------------------------------------------------------------------
  Foreign currencies                                                538,963
===========================================================================
                                                                294,313,517
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (266,545,569)
---------------------------------------------------------------------------
  Foreign currencies                                                    (38)
===========================================================================
                                                               (266,545,607)
===========================================================================
Net gain from investment securities and foreign currencies       27,767,910
===========================================================================
Net increase in net assets resulting from operations          $  30,315,436
___________________________________________________________________________
===========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2005 and the year ended October 31, 2004 (Unaudited)

                                                                APRIL 30,         OCTOBER 31,
                                                                   2005              2004
===============================================================================================
OPERATIONS:

  Net investment income (loss)                                $    2,547,526    $   (49,011,984)
-----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              294,313,517        750,199,227
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (266,545,607)      (467,700,236)
===============================================================================================
    Net increase in net assets resulting from operations          30,315,436        233,487,007
===============================================================================================
Share transactions-net:
  Class A                                                       (768,061,208)    (1,414,942,300)
-----------------------------------------------------------------------------------------------
  Class B                                                        (74,499,696)       (88,166,720)
-----------------------------------------------------------------------------------------------
  Class C                                                        (27,428,925)       (35,344,446)
-----------------------------------------------------------------------------------------------
  Class R                                                          1,136,036          3,284,897
-----------------------------------------------------------------------------------------------
  Institutional Class                                            (36,658,102)         4,128,631
===============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (905,511,895)    (1,531,039,938)
===============================================================================================
    Net increase (decrease) in net assets                       (875,196,459)    (1,297,552,931)
===============================================================================================

NET ASSETS:

  Beginning of period                                          6,566,649,586      7,864,202,517
===============================================================================================
  End of period (including undistributed net investment
    income (loss) of $1,640,148 and $(907,378),
    respectively)                                             $5,691,453,127    $ 6,566,649,586
_______________________________________________________________________________________________
===============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $30 million                                                1.00%
----------------------------------------------------------------------
Next $120 million                                                0.75%
----------------------------------------------------------------------
Over $150 million                                               0.625%
______________________________________________________________________
======================================================================


    Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $150 million                                               0.75%
----------------------------------------------------------------------
Next $4.85 billion                                              0.615%
----------------------------------------------------------------------
Next $2.5 billion                                                0.57%
----------------------------------------------------------------------
Next $2.5 billion                                               0.545%
----------------------------------------------------------------------
Over $10 billion                                                 0.52%
______________________________________________________________________
======================================================================


    Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended April 30, 2005, AIM waived fees of $496,001.

    For the six months ended April 30, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $120,475 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended April 30, 2005, AIM was paid $338,055.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended April 30, 2005, the Fund paid AISI $11,451,505 for Class A, Class B, Class C and Class R share classes and $71,826 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to selected dealers and financial institutions who furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2005, the Class A, Class B, Class C and Class R shares paid $8,145,938, $3,012,810, $770,271 and $17,717, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended April 30, 2005, ADI advised the Fund that it retained $296,082 in front-end sales commissions from the sale of Class A shares and $3,902, $119,082, $7,708 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIM Capital, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended April 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                          UNREALIZED
                  MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND                10/31/04          AT COST          FROM SALES       (DEPRECIATION)      04/30/05         INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $  21,040,807     $  586,477,578    $  (563,632,629)       $   --        $ 43,885,756     $  618,555      $   --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             21,040,807        586,477,578       (563,632,629)           --          43,885,756        632,267          --
====================================================================================================================================
  SUBTOTAL       $  42,081,614     $1,172,955,156    $(1,127,265,258)       $   --        $ 87,771,512     $1,250,822      $   --
====================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                          UNREALIZED
                  MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND                10/31/04          AT COST          FROM SALES       (DEPRECIATION)      04/30/05        INCOME*      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 969,136,004     $  898,782,312    $(1,867,918,314)       $   --        $          2     $  112,977      $   --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class              4,938,485        762,611,137       (728,552,844)           --          38,996,778         29,387          --
====================================================================================================================================
  SUBTOTAL       $ 974,074,489     $1,661,393,449    $(2,596,471,158)       $   --        $ 38,996,780     $  142,364      $   --
====================================================================================================================================

* Net of rebates.

INVESTMENTS IN OTHER AFFILIATES:


The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the six months ended April 30, 2005.

                                                                          UNREALIZED
                  MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
                    10/31/04          AT COST          FROM SALES       (DEPRECIATION)      04/30/05         INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Dolby
  Laboratories
  Inc.- Class A  $          --     $    5,979,335    $            --       $172,025       $  6,151,360     $       --      $   --
====================================================================================================================================
  TOTAL          $1,016,156,103    $2,840,327,940    $(3,723,736,416)      $172,025       $132,919,652     $1,393,186      $   --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended April 30, 2005, the Fund engaged in securities purchases of $28,568,696 and sales of $52,459,430, which resulted in net realized gains of $14,506,408.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended April 30, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $80,935.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended April 30, 2005, the Fund paid legal fees of $13,342 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2005, securities with an aggregate value of $38,055,509 were on loan to brokers. The loans were secured by cash collateral of $38,996,780 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended April 30, 2005, the Fund received dividends on cash collateral of $142,364 for securities lending transactions, which are net of rebates.

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
------------------------------------------------------------------------------
October 31, 2009                                                $  478,530,901
------------------------------------------------------------------------------
October 31, 2010                                                 1,223,985,487
------------------------------------------------------------------------------
October 31, 2011                                                   461,767,558
==============================================================================
Total capital loss carryforward                                 $2,164,283,946
______________________________________________________________________________
==============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2005 was $1,593,183,924 and $2,572,446,999, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $1,353,183,814
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (170,602,114)
==============================================================================
Net unrealized appreciation of investment securities            $1,182,581,700
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $4,527,250,595.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                    YEAR ENDED
                                                                     APRIL 30, 2005                  OCTOBER 31, 2004
                                                              ----------------------------    ------------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       7,423,747    $ 164,532,085     21,730,966    $   462,412,977
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                         919,817       19,093,505      2,742,938         54,987,929
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                         380,953        7,899,072      1,295,928         26,018,679
----------------------------------------------------------------------------------------------------------------------------
  Class R                                                          87,649        1,945,667        215,406          4,599,852
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             173,102        4,183,720      1,641,747         36,786,966
============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         202,798        4,494,364        403,007          8,647,784
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (216,717)      (4,494,364)      (428,243)        (8,647,784)
============================================================================================================================
Reacquired:
  Class A                                                     (42,114,293)    (937,087,657)   (89,250,664)    (1,886,003,061)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (4,288,080)     (89,098,837)    (6,761,489)      (134,506,865)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,700,000)     (35,327,997)    (3,085,701)       (61,363,125)
----------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (36,395)        (809,631)       (61,955)        (1,314,955)
----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (1,690,242)     (40,841,822)    (1,437,940)       (32,658,335)
============================================================================================================================
                                                              (40,857,661)   $(905,511,895)   (72,996,000)   $(1,531,039,938)
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 14% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund. AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                   CLASS A
                                             ------------------------------------------------------------------------------------
                                             SIX MONTHS
                                               ENDED                                YEAR ENDED OCTOBER 31,
                                             APRIL 30,        -------------------------------------------------------------------
                                                2005             2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $    21.27       $    20.61    $    17.20    $    19.72    $    43.50    $     34.65
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     0.02(a)         (0.13)(b)      (0.12)(b)      (0.15)(b)      (0.12)       (0.26)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      (0.05)            0.79          3.53         (2.37)       (16.24)         12.39
=================================================================================================================================
    Total from investment operations              (0.03)            0.66          3.41         (2.52)       (16.36)         12.13
=================================================================================================================================
Less distributions from net realized gains           --               --            --            --         (7.42)         (3.28)
=================================================================================================================================
Net asset value, end of period               $    21.24       $    21.27    $    20.61    $    17.20    $    19.72    $     43.50
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                   (0.14)%           3.20%        19.83%       (12.78)%      (43.10)%        36.56%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $4,875,650       $5,616,072    $6,825,023    $6,780,055    $9,703,277    $19,268,977
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                                 1.32%(d)         1.27%         1.29%         1.26%         1.14%          1.08%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                 1.34%(d)         1.29%         1.30%         1.27%         1.17%          1.11%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                               0.15%(a)(d)      (0.59)%      (0.67)%       (0.74)%       (0.46)%        (0.61)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                           25%              50%           47%           57%           75%            88%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.05) and (0.42)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $5,475,630,201.
(e)  Not annualized for periods less than one year.

                                                                                        CLASS B
                                                      ---------------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED                            YEAR ENDED OCTOBER 31,
                                                      APRIL 30,        ----------------------------------------------------------
                                                         2005            2004        2003        2002        2001         2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  19.95        $  19.46    $  16.36    $  18.89    $  42.28    $    34.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.06)(a)       (0.26)(b)    (0.23)(b)    (0.27)(b)    (0.28)    (0.58)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       (0.04)           0.75        3.33       (2.26)     (15.69)        12.14
=================================================================================================================================
    Total from investment operations                      (0.10)           0.49        3.10       (2.53)     (15.97)        11.56
=================================================================================================================================
Less distributions from net realized gains                   --              --          --          --       (7.42)        (3.28)
=================================================================================================================================
Net asset value, end of period                         $  19.85        $  19.95    $  19.46    $  16.36    $  18.89    $    42.28
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           (0.50)%          2.52%      18.95%     (13.39)%    (43.49)%       35.51%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $542,849        $617,005    $688,587    $625,294    $818,343    $1,315,524
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           2.02%(d)        1.97%       1.99%       1.96%       1.86%         1.85%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        2.04%(d)        1.99%       2.00%       1.97%       1.89%         1.88%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.55)%(a)(d)    (1.29)%    (1.37)%     (1.44)%     (1.17)%       (1.38)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                   25%             50%         47%         57%         75%           88%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.13) and (1.12)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $607,555,611.
(e)  Not annualized for periods less than one year.

                                                                                        CLASS C
                                                      ---------------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED                            YEAR ENDED OCTOBER 31,
                                                      APRIL 30,        ----------------------------------------------------------
                                                         2005            2004        2003        2002        2001         2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  19.94        $  19.46    $  16.36    $  18.88    $  42.27    $    33.99
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.06)(a)       (0.26)(b)    (0.23)(b)    (0.27)(b)    (0.29)    (0.59)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       (0.03)           0.74        3.33       (2.25)     (15.68)        12.15
=================================================================================================================================
    Total from investment operations                      (0.09)           0.48        3.10       (2.52)     (15.97)        11.56
=================================================================================================================================
Less distributions from net realized gains                   --              --          --          --       (7.42)        (3.28)
=================================================================================================================================
Net asset value, end of period                         $  19.85        $  19.94    $  19.46    $  16.36    $  18.88    $    42.27
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           (0.45)%          2.47%      18.95%     (13.35)%    (43.51)%       35.52%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $135,738        $162,707    $193,585    $184,393    $258,786    $  434,544
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           2.02%(d)        1.97%       1.99%       1.96%       1.86%         1.85%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        2.04%(d)        1.99%       2.00%       1.97%       1.89%         1.88%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.55)%(a)(d)    (1.29)%    (1.37)%     (1.44)%     (1.17)%       (1.38)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                   25%             50%         47%         57%         75%           88%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.13) and (1.12)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $155,330,883.
(e)  Not annualized for periods less than one year.

                                                                                   CLASS R
                                                              --------------------------------------------------
                                                                                                   JUNE 3, 2002
                                                              SIX MONTHS          YEAR ENDED        (DATE SALES
                                                                ENDED            OCTOBER 31,       COMMENCED) TO
                                                              APRIL 30,        ----------------     OCTOBER 31,
                                                                 2005           2004      2003         2002
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $21.24         $20.63    $17.26       $ 19.82
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.00)(a)      (0.17)(b)  (0.16)(b)      (0.07)(b)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.05)          0.78      3.53         (2.49)
================================================================================================================
    Total from investment operations                             (0.05)          0.61      3.37         (2.56)
================================================================================================================
Net asset value, end of period                                  $21.19         $21.24    $20.63       $ 17.26
________________________________________________________________________________________________________________
================================================================================================================
Total return(c)                                                  (0.24)%         2.96%    19.52%       (12.92)%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $7,274         $6,202    $2,857       $   226
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.52%(d)       1.47%     1.49%         1.53%(e)
----------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.54%(d)       1.49%     1.50%         1.54%(e)
================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.05)%(a)(d)  (0.79)%   (0.87)%       (1.01)%(e)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate(f)                                          25%            50%       47%           57%
________________________________________________________________________________________________________________
================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.07) and (0.62)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $7,145,464.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                   INSTITUTIONAL CLASS
                                                        -------------------------------------------------------------------------
                                                        SIX MONTHS
                                                          ENDED                           YEAR ENDED OCTOBER 31,
                                                        APRIL 30,        --------------------------------------------------------
                                                           2005            2004        2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  23.01        $  22.17    $  18.40    $  21.00    $  45.55    $  36.01
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               0.09(a)        (0.01)(b)    (0.03)(b)    (0.06)     0.01       (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             (0.06)           0.85        3.80       (2.54)     (17.14)      12.91
=================================================================================================================================
    Total from investment operations                         0.03            0.84        3.77       (2.60)     (17.13)      12.82
=================================================================================================================================
Less distributions from net realized gains                     --              --          --          --       (7.42)      (3.28)
=================================================================================================================================
Net asset value, end of period                           $  23.04        $  23.01    $  22.17    $  18.40    $  21.00    $  45.55
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                              0.13%           3.79%      20.49%     (12.38)%    (42.80)%     37.14%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $129,942        $164,664    $154,150    $122,746    $150,609    $288,097
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements             0.75%(d)        0.72%       0.75%       0.80%       0.65%       0.65%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements          0.77%(d)        0.74%       0.76%       0.81%       0.68%       0.68%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     0.72%(a)(d)    (0.04)%     (0.13)%     (0.28)%      0.03%      (0.18)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                     25%             50%         47%         57%         75%         88%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net Investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.02 and 0.15% respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $144,798,872.
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including, among others, the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and/or investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  As part of the settlements, IFG agreed to pay a total of $325 million (including $110 million in civil penalties). Additionally, AIM and ADI agreed to pay a total of $50 million (including $30 million in civil penalties). These settlement funds will be made available for distribution to the shareholders of the applicable AIM Funds that were harmed by market timing activity, and may (or may not) increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these settlement funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to

Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related issues in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
Frank S. Bayley                   President                                     Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Mark H. Williamson
Chair                             Executive Vice President                      INVESTMENT ADVISOR
Albert R. Dowden                                                                A I M Advisors, Inc.
Edward K. Dunn Jr.                Lisa O. Brinkley                              11 Greenway Plaza
Jack M. Fields                    Senior Vice President and Chief Compliance    Suite 100
Carl Frischling                   Officer                                       Houston, TX 77046-1173
Robert H. Graham
Gerald J. Lewis                   Russell C. Burk                               SUB-ADVISOR
Prema Mathai-Davis                Senior Vice President (Senior Officer)        A I M Capital Management, Inc.
Lewis F. Pennock                                                                11 Greenway Plaza
Ruth H. Quigley                   Kevin M. Carome                               Suite 100
Larry Soll                        Senior Vice President, Secretary and Chief    Houston, TX 77046-1173
Mark H. Williamson                Legal Officer
                                                                                TRANSFER AGENT
                                  Sidney M. Dilgren                             AIM Investment Services, Inc.
                                  Vice President and Treasurer                  P.O. Box 4739
                                                                                Houston, TX 77210-4739
                                  J. Philip Ferguson
                                  Vice President                                CUSTODIAN
                                                                                State Street Bank and Trust Company
                                  Karen Dunn Kelley                             225 Franklin Street
                                  Vice President                                Boston, MA 02110-2801
                                                                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
                                                                                Andrews & Ingersoll, LLP
                                                                                1735 Market Street, 51st Floor
                                                                                Philadelphia, PA 19103-7599
                                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                1177 Avenue of the Americas
                                                                                New York, NY 10036-2714

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

             DOMESTIC EQUITY                               SECTOR EQUITY

AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund(1)
AIM Basic Balanced Fund*                     AIM Energy Fund(1)
AIM Basic Value Fund                         AIM Financial Services Fund(1)
AIM Blue Chip Fund                           AIM Global Health Care Fund
AIM Capital Development Fund                 AIM Global Real Estate Fund
AIM Charter Fund                             AIM Gold & Precious Metals Fund(1)
AIM Constellation Fund                       AIM Leisure Fund(1)
AIM Diversified Dividend Fund                AIM Multi-Sector Fund(1)
AIM Dynamics Fund(1)                         AIM Real Estate Fund(7)
AIM Large Cap Basic Value Fund               AIM Technology Fund(1)
AIM Large Cap Growth Fund                    AIM Utilities Fund(1)
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(2)                            FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                     TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                   AIM Floating Rate Fund
AIM Premier Equity Fund                      AIM High Yield Fund
AIM S&P 500 Index Fund(1)                    AIM Income Fund
AIM Select Equity Fund                       AIM Intermediate Government Fund
AIM Small Cap Equity Fund(3)                 AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund(4)                 AIM Money Market Fund
AIM Small Company Growth Fund(1)             AIM Short Term Bond Fund
AIM Trimark Endeavor Fund                    AIM Total Return Bond Fund
AIM Trimark Small Companies Fund             Premier Portfolio
AIM Weingarten Fund                          Premier U.S. Government Money Portfolio(1)

*Domestic equity and income fund             TAX-FREE

       INTERNATIONAL/GLOBAL EQUITY           AIM High Income Municipal Fund
                                             AIM Municipal Bond Fund
AIM Asia Pacific Growth Fund                 AIM Tax-Exempt Cash Fund
AIM Developing Markets Fund                  AIM Tax-Free Intermediate Fund
AIM European Growth Fund                     Premier Tax-Exempt Portfolio
AIM European Small Company Fund(5)
AIM Global Aggressive Growth Fund                    AIM ALLOCATION SOLUTIONS
AIM Global Equity Fund
AIM Global Growth Fund                       AIM Conservative Allocation Fund
AIM Global Value Fund                        AIM Growth Allocation Fund(8)
AIM International Core Equity Fund(1)        AIM Moderate Allocation Fund
AIM International Growth Fund                AIM Moderate Growth Allocation Fund
AIM International Small Company Fund(6)      AIM Moderately Conservative Allocation Fund
AIM Trimark Fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7) As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after July 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $131 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $375 billion in assets under management. Data as of March 31, 2005.

================================================================================
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
================================================================================

   AIMinvestments.com               CST-SAR-1           A I M Distributors, Inc.


 [YOUR GOALS. OUR SOLUTIONS.]
   --Registered Trademark--

Mutual   Retirement   Annuities   College   Separately   Offshore   Cash
Funds    Products                 Savings   Managed      Products   Management
                                  Plans     Accounts

                                                          [AIM INVESTMENTS LOGO]
                                                        --Registered Trademark--

                                                AIM DENT DEMOGRAPHIC TRENDS FUND
                              Semiannual Report to Shareholders o April 30, 2005


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                      --Registered Trademark--

AIM DENT DEMOGRAPHIC TRENDS FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of April 30, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT            o Industry classifications used in this
                                                                                          report are generally according to the
o Effective September 30, 2003, Class B      o The unmanaged LIPPER MULTI-CAP GROWTH      Global Industry Classification Standard,
shares are not available as an               FUND INDEX represents an average of the      which was developed by and is the
investment for retirement plans              performance of the 30 largest                exclusive property and a service mark of
maintained pursuant to Section 401 of        multi-capitalization growth funds            Morgan Stanley Capital International
the Internal Revenue Code, including         tracked by Lipper, Inc., an independent      Inc. and Standard & Poor's.
401(k) plans, money purchase pension         mutual fund performance monitor.
plans and profit sharing plans. Plans                                                     The Fund provides a complete list of its
that have existing accounts invested in      o The unmanaged RUSSELL 3000--Registered     holdings four times in each fiscal year,
Class B shares will continue to be           Trademark-- GROWTH INDEX is a subset of      at the quarter-ends. For the second and
allowed to make additional purchases.        the RUSSELL 3000--Registered Trademark--     fourth quarters, the lists appear in the
                                             INDEX, an index of common stocks that        Fund's semiannual and annual reports to
PRINCIPAL RISKS OF INVESTING IN THE FUND     measures performance of the largest          shareholders. For the first and third
                                             3,000 U.S. companies based on market         quarters, the Fund files the lists with
o Harry S. Dent's stock market scenario      capitalization; the Growth subset            the Securities and Exchange Commission
for the coming decade, based on              measures the performance of Russell 3000     (SEC) on Form N-Q. Shareholders can look
historical data, represents his opinion.     companies with higher price/book ratios      up the Fund's Forms N-Q on the SEC's Web
Unforeseen events such as rising             and higher forecasted growth values.         site at sec.gov. Copies of the Fund's
inflation, declining productivity,                                                        Forms N-Q may be reviewed and copied at
irregular spending and savings patterns,     o The unmanaged Standard & Poor's            the SEC's Public Reference Room at 450
and other social, political and economic     Composite Index of 500 Stocks (THE S&P       Fifth Street, N.W., Washington, D.C.
uncertainties could affect corporate         500--Registered Trademark-- INDEX) is an     20549-0102. You can obtain information
earnings and the stock market,               index of common stocks frequently used       on the operation of the Public Reference
negatively altering Mr. Dent's view.         as a general measure of U.S. stock           Room, including information about
                                             market performance.                          duplicating fee charges, by calling
o The Fund may invest up to 25% of its                                                    1-202-942-8090 or 1-800-732-0330, or by
assets in the securities of non-U.S.         o The Fund is not managed to track the       electronic request at the following
issuers. International investing             performance of any particular index,         e-mail address: publicinfo@sec.gov. The
presents certain risks not associated        including the indexes defined here, and      SEC file numbers for the Fund are
with investing solely in the United          consequently, the performance of the         811-1424 and 2-25469. The Fund's most
States. These include risks relating to      Fund may deviate significantly from the      recent portfolio holdings, as filed on
fluctuations in the value of the U.S.        performance of the indexes.                  Form N-Q, are also available at
dollar relative to the values of other                                                    AIMinvestments.com.
currencies, the custody arrangements         o A direct investment cannot be made in
made for the Fund's foreign holdings,        an index. Unless otherwise indicated,        A description of the policies and
differences in accounting, political         index results include reinvested             procedures that the Fund uses to
risks and the lesser degree of public        dividends, and they do not reflect sales     determine how to vote proxies relating
information required to be provided by       charges. Performance of an index of          to portfolio securities is available
non-U.S. companies.                          funds reflects fund expenses;                without charge, upon request, from our
                                             performance of a market index does not.      Client Services department at
o Investing in small and mid-size                                                         800-959-4246 or on the AIM Web site,
companies involves risks not associated      OTHER INFORMATION                            AIMinvestments.com. On the home page,
with investing in more established                                                        scroll down and click on AIM Funds Proxy
companies, including business risk,          o The returns shown in management's          Policy. The information is also
significant stock price fluctuations and     discussion of Fund performance are based     available on the SEC's Web site,
illiquidity.                                 on net asset values calculated for           sec.gov.
                                             shareholder transactions. Generally
                                             accepted accounting principles require       Information regarding how the Fund voted
                                             adjustments to be made to the net assets     proxies related to its portfolio
                                             of the Fund at period end for financial      securities during the 12 months ended
                                             reporting purposes, and as such, the net     June 30, 2004, is available at our Web
                                             asset values for shareholder                 site. Go to AIMinvestments.com, access
                                             transactions and the returns based on        the About Us tab, click on Required
                                             those net asset values may differ from       Notices and then click on Proxy Voting
                                             the net asset values and returns             Activity. Next, select the Fund from the
                                             reported in the Financial Highlights.        drop-down menu. The information is also
                                                                                          available on the SEC's Web site,
                                                                                          sec.gov.

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM DENT DEMOGRAPHIC TRENDS FUND


                    DEAR FELLOW SHAREHOLDERS:

                    Most equity market and fund indexes, domestic and
                    international, produced positive total returns for the six
   [GRAHAM          months ended April 30, 2005, but for the most part, those
    PHOTO]          positive numbers reflected gains made during the latter
                    months of 2004. Year-to-date as of April 30, 2005, the
ROBERT H. GRAHAM    returns were far less attractive.

                       High oil prices remained a source of unease; crude oil
                    remained near or above $50 per barrel throughout the
 [WILLIAMSON        reporting period. The Producer Price Index was up fairly
    PHOTO]          sharply in April, largely due to energy costs. And central bank policy continued to focus on containing short-term
MARK H. WILLIAMSON  inflation via increases in the overnight federal funds interest rate, the rate the Federal Reserve (the Fed) most directly controls. Shortly after the reporting period closed, the Fed raised that rate to 3%; it was the eighth increase since mid-2004. Should the Fed continue to raise rates, this could eventually dampen economic performance, which in fact has been quite good. Gross domestic product grew 4.4% for all of 2004 and the preliminary estimate of annualized growth for the first quarter of 2005 was 3.5%.

                       o Though the growth rate of the manufacturing sector slowed in April and again in May, manufacturing continued to grow, according to the Institute for Supply Management (ISM), whose purchasing manager surveys cover more than 80% of the U.S. economy. In May, manufacturing grew for the 24th consecutive month while the overall economy grew for the 43rd consecutive month, ISM reported.

                       o Though job growth during May was much slower than during April, the unemployment rate remained unchanged at 5.1% as May 2005 ended.

                       o For the first quarter of 2005, earnings for companies included in the Standard & Poor's Composite Index of 500 Stocks, an index of the broad U.S. stock market, were up more than 10%, on average, over a year earlier.

                       o Bond yields have not risen as much as might be expected given eight increases in short-term interest rates in less than a year. This may indicate that the bond market is not anticipating a long-term inflationary pattern.

                       After the slow start in 2005, domestic and many
                    international markets began to rally after the close of the reporting period, demonstrating once again how changeable markets are in the short term. Given the elusiveness of accurate short-term market forecasts, as always, we urge our shareholders to:

                       o  keep a long-term investment perspective,

                       o make sure their portfolio of investments is suitably diversified, and

                       o contact their financial advisors when they have questions about their investments or the markets.

                    YOUR FUND

                    In the following pages you will find a discussion of your Fund's investment philosophy, an explanation of its performance for the reporting period, and a summary of its portfolio as of April 30. Further information about your Fund, The AIM Family of Funds--Registered Trademark--, and investing in general is always available on our widely praised Web site, AIMinvestments.com. Please visit frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM          /s/ MARK H. WILLIAMSON

                    Robert H. Graham              Mark H. Williamson
                    President & Vice Chair,       Chairman & President,
                    AIM Funds                     A I M Advisors, Inc.

                    June 17, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM DENT DEMOGRAPHIC TRENDS FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                   We combine Dent's thesis with our
                                             ========================================      disciplined investment process, which
                                                                                           includes quantitative and fundamental
PERFORMANCE SUMMARY                          FUND VS. INDEXES                              analysis to identify companies
                                                                                           exhibiting long-term, sustainable
For the six months ended April 30, 2005,     TOTAL RETURNS, 10/31/04-4/30/05,              revenue, earnings and cash flow growth
AIM Dent Demographic Trends Fund,            EXCLUDING APPLICABLE SALES CHARGES. IF        that is not yet reflected in investor
excluding sales charges, slightly            SALES CHARGES WERE INCLUDED, RETURNS          expectations or equity valuations.
outperformed its style-specific index        WOULD BE LOWER.
and peer group index. For the same                                                            We believe that the market tends to
period, the Fund's performance lagged        Class A Shares                      1.28%     underestimate the pace, persistence and
that of the broad market.                                                                  implications of positive change. We
                                             Class B Shares                      0.92      believe such changes often lead to
   As explained in greater detail below,                                                   faster growth rates, improved cash flow,
and in keeping with the Fund's               Class C Shares                      1.06      higher operating margins and richer
investment mandate, we typically invest                                                    valuations. Our quantitative analysis
the bulk of Fund assets in just four of      S&P 500 Index (Broad Market Index)  3.28      focuses on the level, growth rate and
the 10 sectors of the economy. During                                                      sustainability of earnings, revenue and
the reporting period, only one of those      Russell 3000 Growth Index                     cash flow. Our fundamental analysis
four sectors, health care, performed         (Style-specific Index)              0.87      involves reviewing market and industry
strongly. The other three sectors                                                          conditions and trends, corporate
delivered either weak or negative            Lipper Multi-Cap Growth Fund Index            management and the competitive
returns. As a result, the Fund's returns     (Peer Group Index)                  0.56      landscape.
lagged those of the broad market. The
Fund's strong stock selection in the         SOURCE: LIPPER,INC.                              We constantly review the portfolio to
health care sector led to higher returns     ========================================      identify companies that may have
in this sector than both its                                                               deteriorating business prospects or
style-specific and peer group indexes.          Dent has identified four sectors of        competitive positions, weakening
                                             the economy he believes will benefit          financials or slowing earnings growth.
HOW WE INVEST                                from long-term demographic and lifestyle      We also attempt to identify stocks with
                                             trends:                                       full or excessive valuations, another
The Fund combines the top-down                                                             measure of risk.
investment approach of Harry S. Dent         o Consumer discretionary businesses may
Jr., who focuses on long-term                benefit from the growth of disposable         MARKET CONDITIONS AND YOUR FUND
demographic and lifestyle trends, and        income as baby boomers pay off
AIM's bottom-up approach, which analyzes     obligations such as children's college        The broad U.S. stock market enjoyed a
individual companies to identify those       tuition and home mortgages.                   "relief rally" following the 2004
we believe have the potential to produce                                                   presidential election, but that rally
sustainable long-term revenue, earnings      o Financials companies may benefit as         faded during the first months of 2005.
and cash flow growth.                        baby boomers accumulate assets for            Individual sectors experienced
                                             retirement.                                   considerable volatility. For instance,
                                                                                           as a group, information technology
                                             o Health care businesses may benefit as       stocks performed strongly in late 2004
                                             baby boomers age and require greater          but weakened considerably in the first
                                             health care services.                         months of 2005. Despite rising
                                                                                           short-term interest rates and
                                             o Information technology companies may        historically high energy prices, the
                                             benefit because their products and            economy continued to expand in the
                                             service facilitate advances and enhance       fourth quarter of 2004 and the first
                                             productivity in the other three               quarter of 2005.
                                             sectors--and indeed, throughout the
                                             economy.

========================================     ========================================      ========================================

PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                             TOP 10 EQUITY HOLDINGS*
By sector
                                              1. Communications Equipment       6.8%        1. Dell Inc.                        3.2%
                [PIE CHART]
                                              2. Internet Software & Services   6.1         2. Goldman Sachs Group, Inc. (The)  3.1
Materials                         1.1%
Industrials                       1.0%        3. Health Care Equipment          5.5         3. Johnson & Johnson                2.9
Consumer Staples                  4.0%
Money Market Funds Plus                       4. Pharmaceuticals                5.5         4. Aetna Inc.                       2.9
Other Assets Less Liabilities     1.8%
Consumer Discretionary           16.9%        5. Computer Hardware              5.4         5. Google Inc.-Class A              2.3
Financials                       12.7%
Health Care                      25.0%                                                      6. QUALCOMM Inc.                    2.3
Information Technology           37.5%       TOTAL NET ASSETS        $383.1 MILLION
                                                                                            7. Yahoo! Inc.                      2.3
                                             TOTAL NUMBER OF HOLDINGS*           63
                                                                                            8. Amdocs Ltd. (United Kingdom)     2.2

                                                                                            9. Apple Computer, Inc.             2.2

                                                                                           10. Alcon, Inc. (Switzerland)        2.2
The Fund's holdings are subject to change, and there is no assurance that the
Fund will continue to hold any particular security.

*Excluding money market fund holdings.
========================================     ========================================      ========================================

   Because the Fund invests primarily in     o Sales of Apple's iPod--Registered           THE VIEWS AND OPINIONS EXPRESSED IN
the four economic sectors shown in the       Trademark-- digital music player              MANAGEMENT'S DISCUSSION OF FUND
table below, its performance is              remained strong. The iPod has become the      PERFORMANCE ARE THOSE OF A I M ADVISORS,
dependent to some degree on the              industry standard. Some analysts,             INC. THESE VIEWS AND OPINIONS ARE
performance of those sectors. For the        therefore, believe that Apple's computer      SUBJECT TO CHANGE AT ANY TIME BASED ON
reporting period, only one of those          and accessory sales may improve given         FACTORS SUCH AS MARKET AND ECONOMIC
sectors--health care--delivered returns      the potential halo effect.                    CONDITIONS. THESE VIEWS AND OPINIONS MAY
significantly greater than the broad                                                       NOT BE RELIED UPON AS INVESTMENT ADVICE
market.                                         Stocks detracting from Fund                OR RECOMMENDATIONS, OR AS AN OFFER FOR A
                                             performance included SYMANTEC and HARMAN      PARTICULAR SECURITY. THE INFORMATION IS
========================================     INTERNATIONAL.                                NOT A COMPLETE ANALYSIS OF EVERY ASPECT
                                                                                           OF ANY MARKET, COUNTRY, INDUSTRY,
CUMULATIVE TOTAL RETURNS                     o Symantec provides a broad range of          SECURITY OR THE FUND. STATEMENTS OF FACT
                                             software, appliances and services             ARE FROM SOURCES CONSIDERED RELIABLE,
SELECTED S&P 500 INDEX SECTORS,              designed to help individuals and              BUT A I M ADVISORS, INC. MAKES NO
10/31/04-4/30/05                             businesses secure and manage their            REPRESENTATION OR WARRANTY AS TO THEIR
                                             information technology infrastructure.        COMPLETENESS OR ACCURACY. ALTHOUGH
Consumer discretionary           -3.81%      Some investors were uneasy when the           HISTORICAL PERFORMANCE IS NO GUARANTEE
                                             company announced plans to acquire            OF FUTURE RESULTS, THESE INSIGHTS MAY
Financials                        0.62       VERITAS, fearing the merger might             HELP YOU UNDERSTAND OUR INVESTMENT
                                             distract management. We had                   MANAGEMENT PHILOSOPHY.
HEALTH care                      10.55       merger-related concerns as well and we
                                             eliminated the stock from the Fund                  See important Fund and index
Information technology           -3.98       before the close of the reporting                  disclosures inside front cover.
                                             period.
SOURCE: LIPPER, INC.
                                             o Harman International manufactures                           LANNY H. SACHNOWITZ,
========================================     high-end audio equipment under several        [SACHNOWITZ     senior portfolio
                                             brand names for consumers and                    PHOTO]       manager, is lead
   The Fund's absolute performance was       professionals. The company's largest                          portfolio manager of AIM
hindered by its lack of holdings in          markets are in automotive sound systems                       Dent Demographic Trends
utilities and energy, which were the two     and vehicle dashboard systems. Both           Fund. He joined AIM in 1987 as a money
strongest performing sectors of the S&P      markets have become more competitive of       market trader and research analyst. In
500 Index for the reporting period. The      late as automobile manufacturers have         1990, Mr. Sachnowitz's trading
four sectors in which the Fund invests       become more price-sensitive. We sold our      responsibilities were expanded to
were affected by different trends.           holdings in the stock before the close        include head of equity trading. He was
                                             of the reporting period because we were       named to his current position in 1991.
o Consumer discretionary stocks were         uncertain about the company's ability to      Mr. Sachnowitz received a B.S. in
hurt by concerns that rising interest        sustain its earnings.                         finance from the University of Southern
rates and historically high energy                                                         California and an M.B.A. from the
prices could crimp consumer spending.        IN CLOSING                                    University of  Houston.
Signs that the economy might be slowing
also were negative for such stocks.          While they have been out of favor for                         KIRK L. ANDERSON,
                                             three of the last four years, large-cap          [ANDERSON    portfolio manager, is a
o Financials stocks were hurt by rising      growth stocks seemed well positioned at            PHOTO]     portfolio manager of AIM
short-term interest rates, causing           the close of the reporting period. In                         Dent Demographic Trends
lending, including mortgage refinancing,     our view, several factors favored such                        Fund. He joined AIM in
to slow somewhat.                            stocks as the reporting period closed,        1994 and assumed his current position in
                                             including:                                    2003. Mr. Anderson earned a B.A. in
o Health care stocks as a group                                                            political science from Texas A&M
performed well, but there was                o Reasonable valuations, particularly         University and M.S. in finance from the
considerable variance within the sector.     relative to expected growth rates.            University of Houston.
Health care services and equipment
stocks were strong, but a number of          o A moderately strong, growing economy.                       JAMES G. BIRDSALL,
large-cap pharmaceutical stocks                                                               [BIRDSALL    portfolio manager, is a
performed poorly as a result of product      o Significant cash reserves on many                PHOTO]     portfolio manager of AIM
safety concerns.                             companies' balance sheets, which could                        Dent Demographic Trends
                                             lead to share buybacks, dividend                              Fund. He has been
o Information technology stocks, as a        increases, or strategic acquisitions.         associated with AIM Investments since
group, were strong in the fourth quarter                                                   1995 and assumed his current position in
of 2004 but weakened in the first            o Significant free cash flow generation.      1999. Mr. Birdsall received his B.B.A.
quarter of 2005. Companies generally                                                       with a concentration in finance from
remained hesitant to commit to major            We thank you for your continued            Stephen F. Austin State University
information technology improvements.         investment in AIM Dent Demographic            before earning his M.B.A. with a
This hurt companies in the sector that       Trends Fund.                                  concentration in finance and
are dependent on capital spending.                                                         international business from the
                                                                                           University of St. Thomas.
    Holdings that contributed to
performance included AETNA and APPLE.                                                      Assisted by the Large Cap Growth Team

o Serving more than 25 million members,                                                              [RIGHT ARROW GRAPHIC]
Aetna is one of the nation's largest
providers of health care, dental,                                                          FOR A PRESENTATION OF YOUR FUND'S
pharmacy, group life, disability and                                                       LONG-TERM PERFORMANCE RECORD, PLEASE
long-term care benefits. In 2004,                                                          TURN TO PAGE 5.
management completed a multi-year
turn-around of the company, achieving
growth in virtually all geographic
regions and product lines. The company's
focus on cost containment helped
increase earnings per share and
operating margins and helped its stock
price reach record highs.

AIM DENT DEMOGRAPHIC TRENDS FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      with the amount you invested, to              values and expenses may not be used to
                                             estimate the expenses that you paid over      estimate the actual ending account
As a shareholder of the Fund, you incur      the period. Simply divide your account        balance or expenses you paid for the
two types of costs: (1) transaction          value by $1,000 (for example, an $8,600       period. You may use this information to
costs, which may include sales charges       account value divided by $1,000 = 8.6),       compare the ongoing costs of investing
(loads) on purchase payments; contingent     then multiply the result by the number        in the Fund and other funds. To do so,
deferred sales charges on redemptions;       in the table under the heading entitled       compare this 5% hypothetical example
and redemption fees, if any; and (2)         "Actual Expenses Paid During Period" to       with the 5% hypothetical examples that
ongoing costs, including management          estimate the expenses you paid on your        appear in the shareholder reports of the
fees; distribution and/or service fees       account during this period.                   other funds.
(12b-1); and other Fund expenses. This
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON              Please note that the expenses shown
understand your ongoing costs (in            PURPOSES                                      in the table are meant to highlight your
dollars) of investing in the Fund and to                                                   ongoing costs only and do not reflect
compare these costs with ongoing costs       The table below also provides                 any transactional costs, such as sales
of investing in other mutual funds. The      information about hypothetical account        charges (loads) on purchase payments,
example is based on an investment of         values and hypothetical expenses based        contingent deferred sales charges on
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and        redemptions, and redemption fees, if
period and held for the entire period        an assumed rate of return of 5% per year      any. Therefore, the hypothetical
November 1, 2004, through April 30,          before expenses, which is not the Fund's      information is useful in comparing
2005.                                        actual return. The Fund's actual              ongoing costs only, and will not help
                                             cumulative total returns at net asset         you determine the relative total costs
ACTUAL EXPENSES                              value after expenses for the six months       of owning different funds. In addition,
                                             ended April 30, 2005, appear in the           if these transactional costs were
The table below provides information         table "Fund vs. Indexes" on page 2. The       included, your costs would have been
about actual account values and actual       hypothetical account                          higher.
expenses. You may use the information in
this table, together

====================================================================================================================================

                                                        ACTUAL                                   HYPOTHETICAL
                                                                                  (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT        ENDING ACCOUNT              EXPENSES         ENDING ACCOUNT            EXPENSES
SHARE                VALUE                  VALUE                 PAID DURING            VALUE                PAID DURING
CLASS              (11/01/04)           (4/30/05)(1)               PERIOD(2,3)         (4/30/05)               PERIOD(2,4)
  A                $1,000.00              $1,012.80                  $ 8.43           $1,016.41                 $ 8.45
  B                 1,000.00               1,009.20                   11.66            1,013.19                  11.68
  C                 1,000.00               1,010.60                   11.67            1,013.19                  11.68

(1) The actual ending account value is based on the actual total return of the Fund for the period November 1, 2004, to April 30,
2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended April 30, 2005, appear in the table "Fund vs. Indexes" on page 2.

(2) Expenses are equal to the Fund's annualized expense ratio (1.69%, 2.34% and 2.34% for Class A, B, and C shares, respectively)
multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Effective on
January 1, 2005, the advisor contractually agreed to waive a portion of its advisory fees. The annualized expense ratios restated as if this agreement had been in effect throughout the most recent fiscal half year are 1.66%, 2.31% and 2.31% for Class A, B and C shares, respectively.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $8.28, $11.51 and $11.52 for Class A, B and C shares, respectively.

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $8.30, $11.53 and $11.53 for Class A, B and C shares, respectively.

====================================================================================================================================


                                          [ARROW   For More Information Visit
                                          BUTTON       AIMINVESTMENTS.COM
                                          IMAGE]

AIM DENT DEMOGRAPHIC TRENDS FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your Fund's performance record for periods ended April 30, 2005, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns as of March 31, 2005, the most recent calendar quarter-end.

========================================     ========================================
AVERAGE ANNUAL TOTAL RETURNS
As of 4/30/05, including applicable          AVERAGE ANNUAL TOTAL RETURNS
sales charges                                As of 3/31/05, including applicable
                                             sales charges
CLASS A SHARES
Inception (6/7/99)              -4.75%       CLASS A SHARES
  5 Years                      -13.90        Inception (6/7/99)               -4.25%
  1 Year                        -4.80          5 Years                       -14.58
                                               1 Year                         -5.52
CLASS B SHARES
Inception (6/7/99)              -4.62%       CLASS B SHARES
  5 Years                      -13.84        Inception (6/7/99)               -4.10%
  1 Year                        -4.87          5 Years                       -14.51
                                               1 Year                         -5.60
CLASS C SHARES
Inception (6/7/99)              -4.46%       CLASS C SHARES
  5 Years                      -13.49        Inception (6/7/99)               -3.93%
  1 Year                        -0.87          5 Years                       -14.17
                                               1 Year                         -1.62

========================================     ========================================

THE PERFORMANCE DATA QUOTED REPRESENT        PERFORMANCE FIGURES DO NOT REFLECT            TINGENT DEFERRED SALES CHARGE (CDSC) FOR
PAST PERFORMANCE AND CANNOT GUARANTEE        DEDUCTION OF TAXES A SHAREHOLDER WOULD        THE PERIOD INVOLVED. THE CDSC ON CLASS B
COMPARABLE FUTURE RESULTS; CURRENT           PAY ON FUND DISTRIBUTIONS OR SALE OF          SHAR ES DECLINES FROM 5% BEGINNING AT
PERFORMANCE MAY BE LOWER OR HIGHER.          FUND SHARES. INVESTMENT RETURN AND            THE TIME OF PURCHASE TO 0% AT THE
PLEASE VISIT OUR WEB SITE,                   PRINCIPAL VALUE WILL FLUCTUATE SO THAT        BEGINNING OF THE SEVENTH YEAR. THE CDSC
AIMINVESTMENTS.COM, FOR THE MOST RECENT      YOU MAY HAVE A GAIN OR LOSS WHEN YOU          ON CLASS C SHARES IS 1% FOR THE FIRST
MONTH-END PERFORMANCE. PERFORMANCE           SELL SHARES.                                  YEAR AFTER PURCHASE.
FIGURES REFLECT REINVESTED
DISTRIBUTIONS, CHANGES IN NET ASSET             CLASS A SHARE PERFORMANCE REFLECTS            THE PERFORMANCE OF THE FUND'S SHARE
VALUE AND THE EFFECT OF THE MAXIMUM          THE MAXIMUM 5.50% SALES CHARGE, AND           CLASSES WILL DIFFER DUE TO DIFFERENT
SALES CHARGE UNLESS OTHERWISE STATED.        CLASS B AND CLASS C SHARE PERFORMANCE         SALES CHARGE STRUCTURES AND CLASS
                                             REFLECTS THE APPLICABLE CON-                  EXPENSES.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2005
(Unaudited)


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.23%

APPAREL RETAIL-1.54%

Chico's FAS, Inc.(a)                             230,000   $  5,894,900
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.08%

V. F. Corp.                                       73,000      4,131,070
=======================================================================

APPLICATION SOFTWARE-2.95%

Amdocs Ltd. (United Kingdom)(a)                  318,700      8,512,477
-----------------------------------------------------------------------
NAVTEQ Corp.(a)                                   76,400      2,782,488
=======================================================================
                                                             11,294,965
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.71%

Legg Mason, Inc.                                  92,500      6,554,550
=======================================================================

BIOTECHNOLOGY-1.69%

Gilead Sciences, Inc.(a)                         175,000      6,492,500
=======================================================================

CASINOS & GAMING-1.08%

Las Vegas Sands Corp.(a)(b)                      110,000      4,119,500
=======================================================================

COMMUNICATIONS EQUIPMENT-6.82%

Cisco Systems, Inc.(a)                           395,000      6,825,600
-----------------------------------------------------------------------
Comverse Technology, Inc.(a)                     300,000      6,837,000
-----------------------------------------------------------------------
QUALCOMM Inc.                                    250,000      8,722,500
-----------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)               58,000      3,735,780
=======================================================================
                                                             26,120,880
=======================================================================

COMPUTER HARDWARE-5.35%

Apple Computer, Inc.(a)                          230,000      8,293,800
-----------------------------------------------------------------------
Dell Inc.(a)                                     350,000     12,190,500
=======================================================================
                                                             20,484,300
=======================================================================

COMPUTER STORAGE & PERIPHERALS-2.70%

EMC Corp.(a)                                     525,000      6,888,000
-----------------------------------------------------------------------
Lexmark International, Inc.-Class A(a)            50,000      3,472,500
=======================================================================
                                                             10,360,500
=======================================================================

CONSUMER FINANCE-3.26%

American Express Co.                             115,000      6,060,500
-----------------------------------------------------------------------
SLM Corp.                                        135,000      6,431,400
=======================================================================
                                                             12,491,900
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.11%

Alliance Data Systems Corp.(a)                   200,000      8,080,000
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


DEPARTMENT STORES-3.16%

J.C. Penney Co., Inc.                             90,000   $  4,266,900
-----------------------------------------------------------------------
Kohl's Corp.(a)                                   23,400      1,113,840
-----------------------------------------------------------------------
Nordstrom, Inc.                                  132,500      6,734,975
=======================================================================
                                                             12,115,715
=======================================================================

DISTILLERS & VINTNERS-1.29%

Constellation Brands, Inc.-Class A(a)             94,000      4,954,740
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.04%

Cendant Corp.                                    200,000      3,982,000
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.88%

Amphenol Corp.-Class A                            85,000      3,352,400
=======================================================================

FOOTWEAR-0.80%

NIKE, Inc.-Class B                                40,000      3,072,400
=======================================================================

GENERAL MERCHANDISE STORES-1.09%

Target Corp.                                      90,000      4,176,000
=======================================================================

HEALTH CARE EQUIPMENT-5.53%

Bard (C.R.), Inc.                                 88,000      6,262,960
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)           90,000      5,344,200
-----------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                         76,000      4,670,200
-----------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                  145,000      4,892,300
=======================================================================
                                                             21,169,660
=======================================================================

HEALTH CARE FACILITIES-1.60%

HCA Inc.                                         110,000      6,142,400
=======================================================================

HEALTH CARE SERVICES-4.48%

Caremark Rx, Inc.(a)                             110,000      4,405,500
-----------------------------------------------------------------------
DaVita, Inc.(a)                                  185,000      7,455,500
-----------------------------------------------------------------------
Quest Diagnostics Inc.                            50,000      5,290,000
=======================================================================
                                                             17,151,000
=======================================================================

HEALTH CARE SUPPLIES-2.15%

Alcon, Inc. (Switzerland)                         85,000      8,245,000
=======================================================================

HOMEBUILDING-0.84%

D.R. Horton, Inc.                                105,000      3,202,500
=======================================================================

HOTELS, RESORTS & CRUISE LINES-1.57%

Hilton Hotels Corp.                              275,000      6,003,250
=======================================================================

HOUSEHOLD PRODUCTS-1.01%

Clorox Co. (The)                                  61,000      3,861,300
=======================================================================


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

HOUSEWARES & SPECIALTIES-1.43%

Fortune Brands, Inc.                              65,000   $  5,497,700
=======================================================================

INTERNET SOFTWARE & SERVICES-6.07%

Google Inc.-Class A(a)                            40,000      8,800,000
-----------------------------------------------------------------------
VeriSign, Inc.(a)                                220,000      5,821,200
-----------------------------------------------------------------------
Yahoo! Inc.(a)                                   250,000      8,627,500
=======================================================================
                                                             23,248,700
=======================================================================

INVESTMENT BANKING & BROKERAGE-4.26%

Goldman Sachs Group, Inc. (The)                  110,000     11,746,900
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     50,000      4,586,000
=======================================================================
                                                             16,332,900
=======================================================================

IT CONSULTING & OTHER SERVICES-0.79%

Accenture Ltd.-Class A (Bermuda)(a)              140,000      3,038,000
=======================================================================

MANAGED HEALTH CARE-4.09%

Aetna Inc.                                       150,000     11,005,500
-----------------------------------------------------------------------
Humana Inc.(a)                                   135,000      4,677,750
=======================================================================
                                                             15,683,250
=======================================================================

MOVIES & ENTERTAINMENT-1.62%

Walt Disney Co. (The)                            235,000      6,204,000
=======================================================================

PERSONAL PRODUCTS-1.68%

Gillette Co. (The)                               125,000      6,455,000
=======================================================================

PHARMACEUTICALS-5.51%

Johnson & Johnson                                161,000     11,049,430
-----------------------------------------------------------------------
Sepracor Inc.(a)(b)                               80,000      4,793,600
-----------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR
  (United Kingdom)                               170,000      5,283,600
=======================================================================
                                                             21,126,630
=======================================================================

PROPERTY & CASUALTY INSURANCE-1.69%

Allstate Corp. (The)                             115,000      6,458,400
=======================================================================

RESTAURANTS-1.53%

Yum! Brands, Inc.                                125,000      5,870,000
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


SEMICONDUCTORS-5.26%

Analog Devices, Inc.                             210,000   $  7,163,100
-----------------------------------------------------------------------
Microchip Technology Inc.                        235,000      6,692,800
-----------------------------------------------------------------------
National Semiconductor Corp.                     330,000      6,296,400
=======================================================================
                                                             20,152,300
=======================================================================

SPECIALIZED FINANCE-1.74%

Chicago Mercantile Exchange Holdings Inc.(b)      34,000      6,647,680
=======================================================================

SPECIALTY CHEMICALS-1.07%

Ecolab Inc.                                      125,000      4,088,750
=======================================================================

SPECIALTY STORES-1.14%

Tiffany & Co.                                    145,000      4,371,750
=======================================================================

SYSTEMS SOFTWARE-4.62%

McAfee Inc.(a)                                    90,000      1,881,900
-----------------------------------------------------------------------
Oracle Corp.(a)                                  655,000      7,571,800
-----------------------------------------------------------------------
VERITAS Software Corp.(a)                        400,000      8,236,000
=======================================================================
                                                             17,689,700
=======================================================================
    Total Common Stocks & Other Equity
      Interests
      (Cost $320,614,923)                                   376,318,190
=======================================================================

MONEY MARKET FUNDS-2.82%

Liquid Assets Portfolio-Institutional
  Class(c)                                     5,412,154      5,412,154
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    5,412,154      5,412,154
=======================================================================
    Total Money Market Funds (Cost
      $10,824,308)                                           10,824,308
=======================================================================
TOTAL INVESTMENTS-101.05% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $331,439,231)               387,142,498
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.54%

STIC Prime Portfolio-Institutional
  Class(c)(d)                                  5,883,800      5,883,800
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $5,883,800)                                       5,883,800
=======================================================================
TOTAL INVESTMENTS-102.59% (Cost $337,323,031)               393,026,298
=======================================================================
OTHER ASSETS LESS LIABILITIES-(2.59%)                        (9,912,481)
=======================================================================
NET ASSETS-100.00%                                         $383,113,817
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at April 30, 2005.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $320,614,923)*                              $  376,318,190
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $16,708,108)                              16,708,108
============================================================
    Total investments (cost $337,323,031)        393,026,298
============================================================
Receivables for:
  Investments sold                                 3,520,523
------------------------------------------------------------
  Fund shares sold                                    39,806
------------------------------------------------------------
  Dividends                                          139,421
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                38,699
------------------------------------------------------------
Other assets                                          19,292
============================================================
    Total assets                                 396,784,039
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            5,773,651
------------------------------------------------------------
  Fund shares reacquired                           1,260,865
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  63,974
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                         5,883,800
------------------------------------------------------------
Accrued distribution fees                            232,184
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             1,649
------------------------------------------------------------
Accrued transfer agent fees                          382,658
------------------------------------------------------------
Accrued operating expenses                            71,441
============================================================
    Total liabilities                             13,670,222
============================================================
Net assets applicable to shares outstanding   $  383,113,817
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,136,248,523
------------------------------------------------------------
Undistributed net investment income (loss)        (2,846,522)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts    (805,991,451)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                      55,703,267
============================================================
                                              $  383,113,817
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  145,854,802
____________________________________________________________
============================================================
Class B                                       $  177,104,038
____________________________________________________________
============================================================
Class C                                       $   60,154,977
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           18,363,951
____________________________________________________________
============================================================
Class B                                           23,176,127
____________________________________________________________
============================================================
Class C                                            7,872,994
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         7.94
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.94 divided
      by 94.50%)                              $         8.40
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $         7.64
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $         7.64
____________________________________________________________
============================================================

* At April 30, 2005, securities with an aggregate market value of $5,663,220 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $4,119)          $  1,640,148
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $8,851 after rebates of
  $85,683)                                                         152,922
==========================================================================
    Total investment income                                      1,793,070
==========================================================================

EXPENSES:

Advisory fees                                                    1,688,014
--------------------------------------------------------------------------
Administrative services fees                                        60,339
--------------------------------------------------------------------------
Custodian fees                                                      24,051
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          292,397
--------------------------------------------------------------------------
  Class B                                                        1,005,914
--------------------------------------------------------------------------
  Class C                                                          350,892
--------------------------------------------------------------------------
Transfer agent fees                                              1,118,918
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           15,588
--------------------------------------------------------------------------
Other                                                              175,574
==========================================================================
    Total expenses                                               4,731,687
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (148,149)
==========================================================================
    Net expenses                                                 4,583,538
==========================================================================
Net investment income (loss)                                    (2,790,468)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities (includes gains (losses) from
    securities sold to affiliates of $(114,858))                26,281,535
--------------------------------------------------------------------------
  Option contracts written                                         243,661
==========================================================================
                                                                26,525,196
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (15,066,122)
--------------------------------------------------------------------------
  Option contracts written                                          (5,493)
==========================================================================
                                                               (15,071,615)
==========================================================================
Net gain from investment securities and option contracts        11,453,581
==========================================================================
Net increase in net assets resulting from operations          $  8,663,113
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2005 and the year ended October 31, 2004 (Unaudited)

                                                               APRIL 30,       OCTOBER 31,
                                                                  2005            2004
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (2,790,468)   $  (8,345,653)
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities and option
    contracts                                                   26,525,196       57,904,456
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                 (15,071,615)     (47,478,294)
===========================================================================================
    Net increase in net assets resulting from operations         8,663,113        2,080,509
===========================================================================================
Share transactions-net:
  Class A                                                      (32,509,082)     (39,681,686)
-------------------------------------------------------------------------------------------
  Class B                                                      (35,731,894)     (42,809,697)
-------------------------------------------------------------------------------------------
  Class C                                                      (16,047,883)     (21,482,204)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (84,288,859)    (103,973,587)
===========================================================================================
    Net increase (decrease) in net assets                      (75,625,746)    (101,893,078)
===========================================================================================

NET ASSETS:

  Beginning of period                                          458,739,563      560,632,641
===========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(2,846,522) and $(56,054),
    respectively)                                             $383,113,817    $ 458,739,563
___________________________________________________________________________________________
===========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund paid an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $2 billion                                                 0.77%
----------------------------------------------------------------------
Over $2 billion                                                  0.72%
______________________________________________________________________
======================================================================


    Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $250 million                                              0.695%
----------------------------------------------------------------------
Next $250 million                                                0.67%
----------------------------------------------------------------------
Next $500 million                                               0.645%
----------------------------------------------------------------------
Next $1.5 billion                                                0.62%
----------------------------------------------------------------------
Next $2.5 billion                                               0.595%
----------------------------------------------------------------------
Next $2.5 billion                                                0.57%
----------------------------------------------------------------------
Next $2.5 billion                                               0.545%
----------------------------------------------------------------------
Over $10 billion                                                 0.52%
______________________________________________________________________
======================================================================


    Under the terms of a master sub-advisory agreement between AIM and H.S. Dent Advisors, Inc. ("H.S. Dent"), AIM pays H.S. Dent at the annual rate of 6.49% of the net management fee for the Fund; however, no sub-advisory fee shall be due with respect to the Fund if the net assets of the Fund fall below $50 million. This sub-advisory agreement will expire on June 30, 2005.

    AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.00%, 2.65% and 2.65% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended April 30, 2005, AIM waived fees of $121,483.

    For the six months ended April 30, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $21,282 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended April 30, 2005, AIM was paid $60,339.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended April 30, 2005, the Fund paid AISI $1,118,918.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and

Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2005, the Class A, Class B and Class C shares paid $292,397, $1,005,914 and $350,892, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2005, ADI advised the Fund that it retained $25,082 in front-end sales commissions from the sale of Class A shares and $7, $32,233 and $3,559 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended April 30, 2005.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                        UNREALIZED
                 MARKET VALUE       PURCHASES       PROCEEDS FROM      APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/04          AT COST            SALES         (DEPRECIATION)      04/30/05        INCOME      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
    Class         $12,603,015      $45,750,289      $ (52,941,150)        $   --          5,412,154      $ 71,422       $   --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
    Class          12,603,015       45,750,289        (52,941,150)            --          5,412,154        72,649           --
=================================================================================================================================
  Subtotal        $25,206,030      $91,500,578      $(105,882,300)        $   --         10,824,308      $144,071       $   --
_________________________________________________________________________________________________________________________________
=================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES        PROCEEDS FROM      APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/04          AT COST             SALES         (DEPRECIATION)      04/30/05        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           $16,327,750      $ 64,988,563      $ (75,432,513)        $   --         $ 5,883,800     $  8,851       $   --
==================================================================================================================================
  Total           $41,533,780      $156,489,141      $(181,314,813)        $   --         $16,708,108     $152,922       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of rebates.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended April 30, 2005, the Fund engaged in securities purchases of $3,065,167 and sales of $200,000, which resulted in net realized gains (losses) of $(114,858).

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $5,384.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended April 30, 2005, the Fund paid legal fees of $2,649 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2005, securities with an aggregate value of $5,663,220 were on loan to brokers. The loans were secured by cash collateral of $5,883,800 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended April 30, 2005, the Fund received dividends on cash collateral of $8,851 for securities lending transactions, which are net of rebates.

NOTE 9--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
------------------------------------------------------------------------------------
Beginning of period                                              700       $  98,243
------------------------------------------------------------------------------------
Written                                                          165         182,503
------------------------------------------------------------------------------------
Closed                                                           (95)       (161,558)
------------------------------------------------------------------------------------
Expired                                                         (770)       (119,188)
====================================================================================
End of period                                                     --       $      --
____________________________________________________________________________________
====================================================================================

NOTE 10--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2008                                                $ 91,714,843
-----------------------------------------------------------------------------
October 31, 2009                                                 541,794,870
-----------------------------------------------------------------------------
October 31, 2010                                                 195,681,695
-----------------------------------------------------------------------------
October 31, 2011                                                   1,906,887
=============================================================================
Total capital loss carryforward                                 $831,098,295
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2005 was $205,926,904 and $276,013,021, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $62,053,793
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (6,896,972)
===============================================================================
Net unrealized appreciation of investment securities              $55,156,821
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $337,869,477.

NOTE 12--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING(a)
-------------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                   YEAR ENDED
                                                                    APRIL 30, 2005                 OCTOBER 31, 2004
                                                              ---------------------------    ----------------------------
                                                                SHARES          AMOUNT         SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                         751,304    $  6,232,751      2,484,342    $  19,873,365
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                         472,942       3,764,286      1,885,170       14,584,336
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         304,399       2,426,803        886,884        6,891,627
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         155,734       1,283,804        308,040        2,475,023
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (161,676)     (1,283,804)      (317,997)      (2,475,023)
=========================================================================================================================
Reacquired:
  Class A                                                      (4,841,776)    (40,025,637)    (7,838,825)     (62,030,074)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (4,797,308)    (38,212,376)    (7,180,073)     (54,919,010)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,316,172)    (18,474,686)    (3,713,554)     (28,373,831)
=========================================================================================================================
                                                              (10,432,553)   $(84,288,859)   (13,486,013)   $(103,973,587)
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 13% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 13--SIGNIFICANT EVENT

The Board of Trustees of the Trust ("Seller") unanimously approved, on March 22, 2005, an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund ("Selling Fund") a series of Seller, would transfer all of its assets to AIM Weingarten Fund ("Buying Fund"), a series of AIM Equity Funds ("the Reorganization"). Upon closing of the transaction, shareholders of Selling Fund will receive a corresponding class of shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund will cease operations.

    The Agreement requires approval of Selling Fund shareholders. The Fund currently intends to submit the Agreement to the shareholders for their consideration at a meeting to be held on or around June 28, 2005. Additional information regarding the Agreement will be included in proxy materials to be mailed to shareholders for consideration. If the Agreement is approved by the shareholders of Selling Fund and certain conditions required by the Agreement are satisfied, the transaction is expected to become effective shortly thereafter.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                        -------------------------------------------------------------------------
                                                        SIX MONTHS
                                                          ENDED                           YEAR ENDED OCTOBER 31,
                                                        APRIL 30,        --------------------------------------------------------
                                                           2005            2004        2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $   7.84        $   7.78    $   6.00    $   7.62    $  15.40    $  12.14
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.04)(a)       (0.11)      (0.09)      (0.12)      (0.12)      (0.11)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              0.14            0.17        1.87       (1.50)      (7.66)       3.37
=================================================================================================================================
    Total from investment operations                         0.10            0.06        1.78       (1.62)      (7.78)       3.26
=================================================================================================================================
Net asset value, end of period                           $   7.94        $   7.84    $   7.78    $   6.00    $   7.62    $  15.40
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              1.28%           0.77%      29.67%     (21.26)%    (50.52)%     26.85%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $145,855        $174,741    $212,863    $190,253    $312,377    $666,929
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements             1.69%(c)        1.86%       2.01%       1.87%       1.64%       1.50%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements          1.76%(c)        1.88%       2.02%       1.87%       1.64%       1.50%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.87)%(a)(c)    (1.19)%    (1.29)%     (1.31)%     (1.04)%     (0.93)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                                     48%            128%        152%        189%        143%         90%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.05) and (1.09)%, respectively.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $168,468,655.
(d)  Not annualized for periods less than one year.

                                                                                         CLASS B
                                                        -------------------------------------------------------------------------
                                                        SIX MONTHS
                                                          ENDED                           YEAR ENDED OCTOBER 31,
                                                        APRIL 30,        --------------------------------------------------------
                                                           2005            2004        2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $   7.56        $   7.56    $   5.87    $   7.50    $  15.26    $  12.11
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.07)(a)       (0.16)      (0.13)      (0.17)      (0.18)      (0.18)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              0.15            0.16        1.82       (1.46)      (7.58)       3.33
=================================================================================================================================
    Total from investment operations                         0.08            0.00        1.69       (1.63)      (7.76)       3.15
=================================================================================================================================
Net asset value, end of period                           $   7.64        $   7.56    $   7.56    $   5.87    $   7.50    $  15.26
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              1.06%           0.00%      28.79%     (21.73)%    (50.85)%     26.01%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $177,104        $209,240    $251,650    $223,666    $367,494    $748,480
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements             2.34%(c)        2.51%       2.66%       2.53%       2.32%       2.17%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements          2.41%(c)        2.53%       2.67%       2.53%       2.32%       2.17%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (1.52)%(a)(c)    (1.84)%    (1.94)%     (1.97)%     (1.72)%     (1.60)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                                     48%            128%        152%        189%        143%         90%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.08) and (1.74)%, respectively.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $202,850,100.
(d)  Not annualized for periods less than one year.

                                                                                          CLASS C
                                                           ----------------------------------------------------------------------
                                                           SIX MONTHS
                                                             ENDED                         YEAR ENDED OCTOBER 31,
                                                           APRIL 30,        -----------------------------------------------------
                                                              2005           2004       2003       2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  7.56         $  7.56    $  5.87    $  7.50    $  15.26    $  12.11
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.07)(a)       (0.16)     (0.13)     (0.17)      (0.19)      (0.17)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.15            0.16       1.82      (1.46)      (7.57)       3.32
=================================================================================================================================
    Total from investment operations                           0.08            0.00       1.69      (1.63)      (7.76)       3.15
=================================================================================================================================
Net asset value, end of period                              $  7.64         $  7.56    $  7.56    $  5.87    $   7.50    $  15.26
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                1.06%           0.00%     28.79%    (21.73)%    (50.85)%     26.01%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $60,155         $74,759    $96,120    $87,938    $149,925    $309,821
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               2.34%(c)        2.51%      2.66%      2.53%       2.32%       2.17%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            2.41%(c)        2.53%      2.67%      2.53%       2.32%       2.17%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (1.52)%(a)(c)   (1.84)%    (1.94)%    (1.97)%     (1.72)%     (1.60)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                                       48%            128%       152%       189%        143%         90%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.08) and (1.74)%, respectively.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $70,759,896.
(d)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including, among others, the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and/or investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  As part of the settlements, IFG agreed to pay a total of $325 million (including $110 million in civil penalties). Additionally, AIM and ADI agreed to pay a total of $50 million (including $30 million in civil penalties). These settlement funds will be made available for distribution to the shareholders of the applicable AIM Funds that were harmed by market timing activity, and may (or may not) increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these settlement funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to

Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related issues in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
Frank S. Bayley                   President                                     Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Mark H. Williamson
Chair                             Executive Vice President                      INVESTMENT ADVISOR
Albert R. Dowden                                                                A I M Advisors, Inc.
Edward K. Dunn Jr.                Lisa O. Brinkley                              11 Greenway Plaza
Jack M. Fields                    Senior Vice President and Chief Compliance    Suite 100
Carl Frischling                   Officer                                       Houston, TX 77046-1173
Robert H. Graham
Gerald J. Lewis                   Russell C. Burk                               SUB-ADVISOR
Prema Mathai-Davis                Senior Vice President (Senior Officer)        H.S. Dent Advisors, Inc.
Lewis F. Pennock                                                                6515 Gwin Road
Ruth H. Quigley                   Kevin M. Carome                               Oakland, CA 94611
Larry Soll                        Senior Vice President, Secretary and Chief
Mark H. Williamson                Legal Officer                                 TRANSFER AGENT
                                                                                AIM Investment Services, Inc.
                                  Sidney M. Dilgren                             P.O. Box 4739
                                  Vice President and Treasurer                  Houston, TX 77210-4739
                                  J. Philip Ferguson
                                  Vice President                                CUSTODIAN
                                                                                State Street Bank and Trust Company
                                  Karen Dunn Kelley                             225 Franklin Street
                                  Vice President                                Boston, MA 02110-2801

                                                                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
                                                                                Andrews & Ingersoll, LLP
                                                                                1735 Market Street, 51st Floor
                                                                                Philadelphia, PA 19103-7599

                                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                1177 Avenue of the Americas
                                                                                New York, NY 10036-2714

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173


      DOMESTIC EQUITY                                       SECTOR EQUITY

AIM Aggressive Growth Fund                            AIM Advantage Health Sciences Fund(1)
AIM Basic Balanced Fund*                              AIM Energy Fund(1)
AIM Basic Value Fund                                  AIM Financial Services Fund(1)
AIM Blue Chip Fund                                    AIM Global Health Care Fund
AIM Capital Development Fund                          AIM Global Real Estate Fund
AIM Charter Fund                                      AIM Gold & Precious Metals Fund(1)
AIM Constellation Fund                                AIM Leisure Fund(1)
AIM Diversified Dividend Fund                         AIM Multi-Sector Fund(1)
AIM Dynamics Fund(1)                                  AIM Real Estate Fund(7)
AIM Large Cap Basic Value Fund                        AIM Technology Fund(1)
AIM Large Cap Growth Fund                             AIM Utilities Fund(1)
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(2)                             FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                              TAXABLE
AIM Opportunities II Fund                             AIM Floating Rate Fund
AIM Opportunities III Fund                            AIM High Yield Fund
AIM Premier Equity Fund                               AIM Income Fund
AIM S&P 500 Index Fund(1)                             AIM Intermediate Government Fund
AIM Select Equity Fund                                AIM Limited Maturity Treasury Fund
AIM Small Cap Equity Fund(3)                          AIM Money Market Fund
AIM Small Cap Growth Fund(4)                          AIM Short Term Bond Fund
AIM Small Company Growth Fund(1)                      AIM Total Return Bond Fund
AIM Trimark Endeavor Fund                             Premier Portfolio
AIM Trimark Small Companies Fund                      Premier U.S. Government Money Portfolio(1)
AIM Weingarten Fund
                                                      TAX-FREE
*Domestic equity and income fund                      AIM High Income Municipal Fund
                                                      AIM Municipal Bond Fund
                                                      AIM Tax-Exempt Cash Fund
      INTERNATIONAL/GLOBAL EQUITY                     AIM Tax-Free Intermediate Fund
                                                      Premier Tax-Exempt Portfolio
AIM Asia Pacific Growth Fund
AIM Developing Markets Fund
AIM European Growth Fund                                    AIM ALLOCATION SOLUTIONS
AIM European Small Company Fund(5)
AIM Global Aggressive Growth Fund                     AIM Conservative Allocation Fund
AIM Global Equity Fund                                AIM Growth Allocation Fund(8)
AIM Global Growth Fund                                AIM Moderate Allocation Fund
AIM Global Value Fund                                 AIM Moderate Growth Allocation Fund
AIM International Core Equity Fund(1)                 AIM Moderately Conservative Allocation Fund
AIM International Growth Fund
AIM International Small Company Fund(6)
AIM Trimark Fund


(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7) As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after July 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $131 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $375 billion in assets under management. Data as of March 31, 2005.

================================================================================
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
================================================================================

   AIMinvestments.com              DDT-SAR-1        A I M Distributors, Inc.



Mutual   Retirement   Annuities   College    Separately    Offshore   Cash
Funds    Products                 Savings    Managed       Products   Management
                                  Plans      Accounts



[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                         --Registered Trademark--

                                                   AIM DIVERSIFIED DIVIDEND FUND
                              Semiannual Report to Shareholders o April 30, 2005


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                           --Registered Trademark--

AIM DIVERSIFIED DIVIDEND FUND SEEKS TO PROVIDE GROWTH OF CAPITAL WITH A SECONDARY OBJECTIVE OF CURRENT INCOME.

o Unless otherwise stated, information presented in this report is as of April 30, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                        performance of the 30 largest                The Fund provides a complete list of its
                                           large-capitalization core equity funds       holdings four times in each fiscal year,
o Effective September 30, 2003, Class B    tracked by Lipper, Inc., an independent      at the quarter-ends. For the second and
shares are not available as an             mutual fund performance monitor.             fourth quarters, the lists appear in the
investment for retirement plans                                                         Fund's semiannual and annual reports to
maintained pursuant to Section 401 of      o The Fund is not managed to track the       shareholders. For the first and third
the Internal Revenue Code, including       performance of any particular index,         quarters, the Fund files the lists with
401(k) plans, money purchase pension       including the indexes defined here, and      the Securities and Exchange Commission
plans and profit sharing plans. Plans      consequently, the performance of the         (SEC) on Form N-Q. Shareholders can look
that have existing accounts invested in    Fund may deviate significantly from the      up the Fund's Forms N-Q on the SEC's Web
Class B shares will continue to be         performance of the indexes.                  site at sec.gov. Copies of the Fund's
allowed to make additional purchases.                                                   Forms N-Q may be reviewed and copied at
                                           o A direct investment cannot be made in      the SEC's Public Reference Room at 450
PRINCIPAL RISKS OF INVESTING IN THE FUND   an index. Unless otherwise indicated,        Fifth Street, N.W., Washington, D.C.
                                           index results include reinvested             20549-0102. You can obtain information
o The Fund may invest up to 25% of its     dividends, and they do not reflect sales     on the operation of the Public Reference
assets in the securities of non-U.S.       charges. Performance of an index of          Room, including information about
issuers.                                   funds reflects fund expenses;                duplicating fee charges, by calling
                                           performance of a market index does not.      1-202-942-8090 or 1-800-732-0330, or by
International investing presents certain                                                electronic request at the following
risks not associated with investing        OTHER INFORMATION                            e-mail address: publicinfo@sec.gov. The
solely in the United States. These                                                      SEC file numbers for the Fund are
include risks relating to fluctuations     o The returns shown in management's          811-1424 and 2-25469. The Fund's most
in the value of the U.S. dollar relative   discussion of Fund performance are based     recent portfolio holdings, as filed on
to the values of other currencies, the     on net asset values calculated for           Form N-Q, are also available at
custody arrangements made for the Fund's   shareholder transactions. Generally          AIMinvestments.com.
foreign holdings, differences in           accepted accounting principles require
accounting, political risks and the        adjustments to be made to the net assets     A description of the policies and
lesser degree of public information        of the Fund at period end for financial      procedures that the Fund uses to
required to be provided by non-U.S.        reporting purposes, and as such, the net     determine how to vote proxies relating
companies.                                 asset values for shareholder                 to portfolio securities is available
                                           transactions and the returns based on        without charge, upon request, from our
ABOUT INDEXES USED IN THIS REPORT          those net asset values may differ from       Client Services department at
                                           the net asset values and returns             800-959-4246 or on the AIM Web site,
o The unmanaged Standard & Poor's          reported in the Financial Highlights.        AIMinvestments.com. On the home page,
Composite Index of 500 Stocks (the S&P                                                  scroll down and click on AIM Funds Proxy
500--Registered Trademark-- Index) is an   o Industry classifications used in this      Policy. The information is also
index of common stocks frequently used     report are generally according to the        available on the SEC Web site, sec.gov.
as a general measure of U.S. stock         Global Industry Classification Standard,
market performance.                        which was developed by and is the            Information regarding how the Fund voted
                                           exclusive property and a service mark of     proxies related to its portfolio
o The unmanaged Russell 1000--Registered   Morgan Stanley Capital International         securities during the 12 months ended
Trademark-- Index represents the           Inc. and Standard & Poor's.                  June 30, 2004, is available at our Web
performance of the stocks of large-                                                     site. Go to AIMinvestments.com, access
capitalization companies.                                                               the About Us tab, click on Required
                                                                                        Notices and then click on Proxy Voting
o The unmanaged Lipper Large-Cap Core                                                   Activity. Next, select the Fund from the
Fund Index represents an average of the                                                 drop-down menu. The information is also
                                                                                        available on the SEC Web site, sec.gov.

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM DIVERSIFIED DIVIDEND FUND


                    DEAR FELLOW SHAREHOLDERS:

                    Most equity market and fund indexes, domestic and
                    international, produced positive total returns for the six months ended April 30, 2005, but for the most part, those
  [GRAHAM           positive numbers reflected gains made during the latter
   PHOTO]           months of 2004. Year-to-date as of April 30, 2005, the
                    returns were far less attractive.

                       High oil prices remained a source of unease; crude oil
ROBERT H. GRAHAM    remained near or above $50 per barrel throughout the
                    reporting period. The Producer Price Index was up fairly
                    sharply in April, largely due to energy costs. And central bank policy continued to focus on containing short-term
                    inflation via increases in the overnight federal funds
 [WILLIAMSON]       interest rate, the rate the Federal Reserve (the Fed) most
    PHOTO]          directly controls. Shortly after the reporting period
                    closed, the Fed raised that rate to 3%; it was the eighth increase since mid-2004. Should the Fed continue to raise
MARK H. WILLIAMSON  rates, this could eventually dampen economic performance, which in fact has been quite good. Gross domestic product grew 4.4% for all of 2004 and the preliminary estimate of annualized growth for the first quarter of 2005 was 3.5%.

                       o Though the growth rate of the manufacturing sector slowed in April and again in May, manufacturing continued to grow, according to the Institute for Supply Management (ISM), whose purchasing manager surveys cover more than 80% of the U.S. economy. In May, manufacturing grew for the 24th consecutive month while the overall economy grew for the 43rd consecutive month, ISM reported.

                       o Though job growth during May was much slower than during April, the unemployment rate remained unchanged at 5.1% as May 2005 ended.

                       o For the first quarter of 2005, earnings for companies included in the Standard & Poor's Composite Index of 500 Stocks, an index of the broad U.S. stock market, were up more than 10%, on average, over a year earlier.

                       o Bond yields have not risen as much as might be expected given eight increases in short-term interest rates in less than a year. This may indicate that the bond market is not anticipating a long-term inflationary pattern.

                       After the slow start in 2005, domestic and many
                    international markets began to rally after the close of the reporting period, demonstrating once again how changeable markets are in the short term. Given the elusiveness of accurate short-term market forecasts, as always, we urge our shareholders to:

                       o  keep a long-term investment perspective,

                       o make sure their portfolio of investments is suitably diversified, and

                       o contact their financial advisors when they have questions about their investments or the markets.

                    YOUR FUND

                    In the following pages you will find a discussion of your Fund's investment philosophy, an explanation of its performance for the reporting period, and a summary of its portfolio as of April 30. Further information about your Fund, The AIM Family of Funds--Registered Trademark--, and investing in general is always available on our widely praised Web site, AIMinvestments.com. Please visit frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                /s/ MARK H. WILLIAMSON

                    Robert H. Graham                    Mark H. Williamson
                    President & Vice Chair,             Chairman & President,
                    AIM Funds                           A I M Advisors, Inc.

                    June 17, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM DIVERSIFIED DIVIDEND FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                 We also follow a disciplined sell
                                             ========================================    strategy. We believe that the discipline
                                                                                         to sell a stock at the appropriate time
PERFORMANCE SUMMARY                          FUND VS. INDEXES                            can differentiate a fund's performance
                                                                                         from that of its peers. We sell our
We are pleased to report that for the        TOTAL RETURNS, 10/31/04-4/30/05,            holdings in a company when
six months ended April 30, 2005, AIM         EXCLUDING APPLICABLE SALES CHARGES. IF
Diversified Dividend Fund delivered          SALES CHARGES WERE INCLUDED, RETURNS        o its stock reaches our target price
positive returns to shareholders that        WOULD BE LOWER.
exceeded those of the broad U.S. stock                                                   o its financial position weakens or
market as represented by the S&P 500         Class A Shares                      5.98%
Index. The Fund also outperformed both                                                   o we find a more compelling investment
its style-specific benchmark index--the      Class B Shares                      5.67    opportunity.
Russell 1000 Index-- and its peers. The
Fund's holdings outperformed in eight of     Class C Shares                      5.59    MARKET CONDITIONS AND YOUR FUND
the 10 broad market sectors in the
Russell 1000 Index.                          S&P 500 Index (Broad Market Index)  3.28    After three quarters that were subdued
                                                                                         by uncertainty, the final quarter of
   The Fund's outperformance during a        Russell 1000 Index                          2004 was characterized by a sense of
period containing two months of              (Style-specific Index)              4.04    optimism in the financial markets.
favorable market conditions and four                                                     Forecasts for 2005 were optimistic,
months of unfavorable market conditions      Lipper Large-Cap Core Fund Index            gross domestic product growth had been
underlines the importance of our             (Peer Group Index)                  2.29    consistently strong, and the uncertainty
stock-by-stock, fundamental approach to                                                  that preceded the U.S. presidential
investing and our strategy of only           SOURCE: LIPPER,INC.                         election had been resolved. The year
investing in dividend-paying stocks.         ========================================    ended on a high note for investors.

                                             HOW WE INVEST                                  Despite solid growth and optimistic
                                                                                         forecasts, equity markets have failed to
                                             Our investment approach does not change     gain consistent traction so far this
                                             with prevailing marketing sentiment. In     year. Investors have worried that
                                             building the Fund's portfolio, we follow    climbing energy prices and rising
                                             a disciplined, three-step selection         interest rates would have a negative
                                             process:                                    impact on economic growth and inflation.
                                                                                         Also, higher commodity prices exerted
                                             1. We look for dividend-paying companies    negative pressure on the profit margins
                                             with strong profitability, solid balance    of many corporations.
                                             sheets and capital allocation policies
                                             that support sustained or increasing           Accordingly, year-to-date numbers as
                                             dividends and share repurchases.            of April 30, 2005, found all major
                                                                                         equity indexes in negative territory,
                                             2. We apply fundamental research to         with all market sectors except energy
                                             determine a fair valuation, which we        and utilities producing muted or
                                             also call a "target price" for each of      negative returns. Declines were broad
                                             those companies.                            across capitalization and investment style.

                                             3. Finally, we select companies that we
                                             believe will provide the best
                                             combination of

                                             o dividend income

                                             o price appreciation and

                                             o the potential for lower risk.

========================================     ========================================    ========================================
PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                           TOP 10 EQUITY HOLDINGS*
By sector
                [PIE CHART]                   1. Pharmaceuticals           9.8%           1. Abbott Laboratories            1.9%

Industrials                    10.5%          2. Integrated Oil & Gas      4.7            2. Microsoft Corp.                1.7
Information Technology          8.7%
Consumer Staples                7.8%          3. Regional Banks            4.2            3. Citigroup Inc.                 1.7
Energy                          6.0%
Utilities                       4.8%          4. Health Care Equipment     3.6            4. Medtronic, Inc.                1.7
Materials                       3.9%
Telecommunication Services      2.3%          5. Property & Casualty                      5. Johnson & Johnson              1.7
Money Market Funds Plus                          Insurance                 3.2
Other Assets Less Liabilities  10.8%                                                      6. Lilly (Eli) & Co.              1.7
Financials                     19.1%         TOTAL NET ASSETS     $226 MILLION
Health Care                    13.3%                                                      7. Gannett Co., Inc.              1.7
Consumer Discretionary         12.8%         TOTAL NUMBER OF HOLDINGS*      89
                                                                                          8. Altria Group, Inc.             1.6
The Fund's holdings are subject to
change, and there is no assurance that                                                    9. Raytheon Co.                   1.6
the Fund will continue to hold any
particular security.                                                                     10.Emerson Electric Co.            1.6

*Excluding money market fund holdings.
========================================     ========================================    ========================================

   Remember that in choosing stocks we       enhancing initiatives. In December,          500 Index's total return from 1926
look for company strength, dividends and     Exelon, the owner of the largest power       through 2004 can be attributed to
the likelihood of price appreciation. We     companies in Illinois and Pennsylvania,      dividends. We believe that our strategy
build the Fund's portfolio on a              announced an agreement to purchase PSEG      of investing only in dividend-paying
stock-by-stock basis, not in an attempt      at a premium to market pricing. The          companies, our three-step selection
to match the benchmark's sector              market reacted favorably, and the            process and our disciplined sell
weightings. However, sector performance      company's share price rose sharply and       strategy have the potential over time to
is a part of the market conditions that      has continued to trend upward.               provide more consistent, less volatile
affect the short-term performance of                                                      performance than that of the broad
individual stocks as well as the Fund,          Baxter International was another top      equity market as represented by the S&P
so it can be helpful to recount some         contributor to Fund performance. Baxter      500 Index.
generalizations about sector performance     develops, manufactures, and distributes
during the period.                           a diversified line of products, systems      The views and opinions expressed in
                                             and services used in health care.            management's discussion of Fund
   For the six-month period, the best-       Baxter's recently installed senior           performance are those of A I M Advisors,
performing sectors in the Russell 1000       management team has focused on               Inc. These views and opinions are
Index were energy, utilities and health      addressing financial and operational         subject to change at any time based on
care. The same three sectors also            issues, and the company's earnings           factors such as market and economic
provided strong                              quality has improved. With these             conditions. These views and opinions may
                                             positive developments, market                not be relied upon as investment advice
         The Fund's holdings                 expectations regarding the company's         or recommendations, or as an offer for a
          outperformed in                    earnings growth caused its share price       particular security. The information is
       eight of the 10 broad                 to appreciate, but at period-end, it had     not a complete analysis of every aspect
       market sectors in the                 not reached our target price.                of any market, country, industry,
         Russell 1000 Index.                                                              security or the Fund. Statements of fact
                                                The two sectors that detracted            are from sources considered reliable,
contributions for the Fund, as did           slightly from the Fund's return,             but A I M Advisors, Inc. makes no
consumer staples, industrials, and           information technology and consumer          representation or warranty as to their
financials. The importance of our            discretionary, were the two worst-           completeness or accuracy. Although
individual stock selection is                performing sectors in the S&P 500 and        historical performance is no guarantee
demonstrated by this diverse combination     the Russell 1000 Index. Investors feared     of future results, these insights may
of                                           oil prices would affect both consumer        help you understand our investment
                                             spending in general and business             management philosophy.
o more economically sensitive stocks         spending on technology. Consumer
(industrials, financials)                    spending declined in March, and April              See important Fund and index
                                             saw information technology stocks                 disclosures inside front cover.
o less economically sensitive stocks         decline following a disappointing
(health care, consumer staples and           earnings release from IBM. However,
utilities)                                   compared to the Russell 1000 Index, the                          MEGGAN M. WALSH,
                                             Fund had only about half of the
o and commodity-driven stocks (energy).      benchmark's weighting in information                             Chartered Financial
                                             technology.                                     [WALSH           Analyst, senior
   In the utilities sector, Public                                                           PHOTO]           portfolio manager,
Service Enterprise Group (PSEG) was one         In the consumer discretionary sector,                         is the portfolio
of the stocks that benefited Fund            Home Depot was affected by the same                              manager of AIM
performance. In addition to its              factors that negatively impacted the         Diversified Dividend Fund. She has been
non-regulated businesses, PSEG transmits     stock prices of other retail companies.      in the investment industry since 1987,
and distributes electricity and natural      In addition, with the rate of home           and she joined AIM in 1991. Ms. Walsh
gas, serving more than two-thirds of New     ownership at an all-time high of 69.2%       received a B.S. in finance from the
Jersey. Based on our stock selection         at the end of 2004, investors worried        University of Maryland and an M.B.A from
criteria, PSEG was a perfect fit, as it      about a slow-down in the housing market.     Loyola.
passed our screens for sustainability,       Nevertheless, over the last several
high free cash flow and total return         quarters, Home Depot's management has        Assisted by the Diversified Dividend Team
potential. In addition, the company has      focused on supply chain improvements,
paid a dividend every year since 1907.       strengthened its financial flexibility
                                             and raised the company's dividend.
   Throughout the period, the company
reported significant gains due to its        IN CLOSING
margin-                                                                                          [RIGHT ARROW GRAPHIC]
                                             Thank you for your investment in AIM
                                             Diversified Dividend Fund.                FOR A PRESENTATION OF YOUR FUND'S
                                                                                       LONG-TERM PERFORMANCE RECORD, PLEASE
                                                Historical data show that 43% of the   TURN TO PAGE 5.
                                             S&P

AIM DIVERSIFIED DIVIDEND FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      with the amount you invested, to             hypothetical account values and expenses
                                             estimate the expenses that you paid over     may not be used to estimate the actual
As a shareholder of the Fund, you incur      the period. Simply divide your account       ending account balance or expenses you
two types of costs: (1) transaction          value by $1,000 (for example, an $8,600      paid for the period. You may use this
costs, which may include sales charges       account value divided by $1,000 = 8.6),      information to compare the ongoing costs
(loads) on purchase payments; contingent     then multiply the result by the number       of investing in the Fund and other
deferred sales charges on redemptions;       in the table under the heading entitled      funds. To do so, compare this 5%
and redemption fees, if any; and (2)         "Actual Expenses Paid During Period" to      hypothetical example with the 5%
ongoing costs, including management          estimate the expenses you paid on your       hypothetical examples that appear in the
fees; distribution and/or service fees       account during this period.                  shareholder reports of the other funds.
(12b-1); and other Fund expenses. This
example is intended to help you              HYPOTHETICAL EXAMPLE FOR                        Please note that the expenses shown
understand your ongoing costs (in            COMPARISON PURPOSES                          in the table are meant to highlight your
dollars) of investing in the Fund and to                                                  ongoing costs only and do not reflect
compare these costs with ongoing costs       The table below also provides                any transactional costs, such as sales
of investing in other mutual funds. The      information about hypothetical account       charges (loads) on purchase payments,
example is based on an investment of         values and hypothetical expenses based       contingent deferred sales charges on
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and       redemptions, and redemption fees, if
period and held for the entire period        an assumed rate of return of 5% per year     any. Therefore, the hypothetical
November 1, 2004, through April 30,          before expenses, which is not the Fund's     information is useful in comparing
2005.                                        actual return. The Fund's actual             ongoing costs only, and will not help
                                             cumulative total returns at net asset        you determine the relative total costs
ACTUAL EXPENSES                              value after expenses for the six months      of owning different funds. In addition,
                                             ended April 30, 2005, appear in the          if these transactional costs were
The table below provides information         table "Fund vs. Indexes" on page 2. The      included, your costs would have been
about actual account values and actual                                                    higher.
expenses. You may use the information in
this table, together

====================================================================================================================================

                                                        ACTUAL                                      HYPOTHETICAL
                                                                                        (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT       ENDING ACCOUNT              EXPENSES        ENDING ACCOUNT                    EXPENSES
SHARE               VALUE                  VALUE                 PAID DURING           VALUE                       PAID DURING
CLASS             (11/1/04)            (4/30/05)(1)                PERIOD(2)         (4/30/05)                       PERIOD(2)
-----          -----------------       --------------            -----------       --------------                  -----------
  A               $1,000.00              $1,059.80                  $5.13            $1,019.81                        $5.03
  B                1,000.00               1,056.70                   8.44             1,016.59                         8.27
  C                1,000.00               1,055.90                   8.43             1,016.59                         8.27

(1) The actual ending account value is based on the actual total return of the Fund for the period November 1, 2004, to April 30,
2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended April 30, 2005, appear in the table "Fund vs. Indexes" on page 2.

(2) Expenses are equal to the Fund's annualized expense ratio (1.00%, 1.65% and 1.65% for Class A, B and C shares, respectively)
multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

====================================================================================================================================

                                         [ARROW       For More Information Visit
                                         BUTTON           AIMINVESTMENTS.COM
                                         IMAGE]

AIM DIVERSIFIED DIVIDEND FUND


YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your Fund's performance record for periods ended April 30, 2005, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns as of March 31, 2005, the most recent calendar quarter-end.



========================================     ========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
As of 4/30/05, including applicable          As of 3/31/05, including applicable
sales charges                                sales charges

CLASS A SHARES                               CLASS A SHARES
Inception (12/31/01)              4.82%      Inception (12/31/01)              5.32%
 1 Year                           2.61        1 Year                           4.61

CLASS B SHARES                               CLASS B SHARES
Inception (12/31/01)              5.40%      Inception (12/31/01)              5.94%
 1 Year                           2.99        1 Year                           4.96

CLASS C SHARES                               CLASS C SHARES
Inception (12/31/01)              5.88%      Inception (12/31/01)              6.45%
 1 Year                           6.91        1 Year                           8.97

========================================     ========================================

THE PERFORMANCE DATA QUOTED REPRESENT        DO NOT REFLECT DEDUCTION OF TAXES A          CDSC ON CLASS B SHARES DECLINES FROM 5%
PAST PERFORMANCE AND CANNOT GUARANTEE        SHAREHOLDER WOULD PAY ON FUND                BEGINNING AT THE TIME OF PURCHASE TO 0%
COMPARABLE FUTURE RESULTS; CURRENT           DISTRIBUTIONS OR SALE OF FUND SHARES.        AT THE BEGINNING OF THE SEVENTH YEAR.
PERFORMANCE MAY BE LOWER OR HIGHER.          INVESTMENT RETURN AND PRINCIPAL VALUE        THE CDSC ON CLASS C SHARES IS 1% FOR THE
PLEASE VISIT AIMINVESTMENTS.COM FOR THE      WILL FLUCTUATE SO THAT YOU MAY HAVE A        FIRST YEAR AFTER PURCHASE.
MOST RECENT MONTH-END PERFORMANCE.           GAIN OR LOSS WHEN YOU SELL SHARES.
PERFORMANCE FIGURES REFLECT REINVESTED                                                       THE PERFORMANCE OF THE FUND'S SHARE
DISTRIBUTIONS, CHANGES IN NET ASSET             CLASS A SHARE PERFORMANCE REFLECTS        CLASSES WILL DIFFER DUE TO DIFFERENT
VALUE AND THE EFFECT OF THE MAXIMUM          THE MAXIMUM 5.50% SALES CHARGE, AND          SALES CHARGE STRUCTURES AND CLASS
SALES CHARGE UNLESS OTHERWISE STATED.        CLASS B AND CLASS C SHARE PERFORMANCE        EXPENSES.
PERFORMANCE FIGURES                          REFLECTS THE APPLICABLE CONTINGENT
                                             DEFERRED SALES CHARGE (CDSC) FOR THE            HAD THE ADVISOR NOT WAIVED FEES
                                             PERIOD INVOLVED. THE                         AND/OR REIMBURSED EXPENSES, PERFORMANCE
                                                                                          WOULD HAVE BEEN LOWER.


FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2005
(Unaudited)


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-89.08%

ADVERTISING-0.51%

Omnicom Group Inc.                                  14,000   $  1,160,600
=========================================================================

AEROSPACE & DEFENSE-1.97%

Raytheon Co.                                        95,900      3,606,799
-------------------------------------------------------------------------
United Technologies Corp.                            8,400        854,448
=========================================================================
                                                                4,461,247
=========================================================================

APPAREL RETAIL-2.55%

Limited Brands, Inc.                               141,000      3,058,290
-------------------------------------------------------------------------
TJX Cos., Inc. (The)                               119,300      2,702,145
=========================================================================
                                                                5,760,435
=========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.19%

V. F. Corp.                                         47,500      2,688,025
=========================================================================

APPLICATION SOFTWARE-0.74%

SAP A.G.-ADR (Germany)                              42,500      1,675,804
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.47%

Federated Investors, Inc.-Class B                   94,600      2,691,370
-------------------------------------------------------------------------
State Street Corp.                                  62,600      2,893,998
=========================================================================
                                                                5,585,368
=========================================================================

AUTO PARTS & EQUIPMENT-1.35%

Johnson Controls, Inc.                              55,500      3,045,285
=========================================================================

BREWERS-1.05%

Anheuser-Busch Cos., Inc.                           50,800      2,380,996
=========================================================================

BUILDING PRODUCTS-0.79%

Masco Corp.                                         56,700      1,785,483
=========================================================================

COMPUTER HARDWARE-2.46%

Hewlett-Packard Co.                                132,200      2,706,134
-------------------------------------------------------------------------
International Business Machines Corp.               37,400      2,856,612
=========================================================================
                                                                5,562,746
=========================================================================

CONSTRUCTION & ENGINEERING-0.69%

Fluor Corp.                                         30,400      1,567,424
=========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.93%

Automatic Data Processing, Inc.                     47,300      2,054,712
-------------------------------------------------------------------------
First Data Corp.                                    60,400      2,297,012
=========================================================================
                                                                4,351,724
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


DISTRIBUTORS-1.07%

Genuine Parts Co.                                   56,600   $  2,428,140
=========================================================================

DIVERSIFIED BANKS-2.67%

Bank of America Corp.                               42,200      1,900,688
-------------------------------------------------------------------------
U.S. Bancorp                                       101,400      2,829,060
-------------------------------------------------------------------------
Wachovia Corp.                                      25,500      1,305,090
=========================================================================
                                                                6,034,838
=========================================================================

DIVERSIFIED CHEMICALS-1.36%

Dow Chemical Co. (The)                              21,700        996,681
-------------------------------------------------------------------------
PPG Industries, Inc.                                30,600      2,067,030
=========================================================================
                                                                3,063,711
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.45%

H&R Block, Inc.                                     41,500      2,067,115
-------------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.                     66,100      1,217,562
=========================================================================
                                                                3,284,677
=========================================================================

ELECTRIC UTILITIES-1.56%

Entergy Corp.                                       20,500      1,502,650
-------------------------------------------------------------------------
Exelon Corp.                                        40,900      2,024,550
=========================================================================
                                                                3,527,200
=========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.21%

Cooper Industries, Ltd.-Class A (Bermuda)           21,900      1,394,154
-------------------------------------------------------------------------
Emerson Electric Co.                                57,500      3,603,525
=========================================================================
                                                                4,997,679
=========================================================================

FOOTWEAR-0.50%

NIKE, Inc.-Class B                                  14,700      1,129,107
=========================================================================

HEALTH CARE EQUIPMENT-3.55%

Baxter International Inc.                           90,700      3,364,970
-------------------------------------------------------------------------
Becton, Dickinson & Co.                             14,500        848,540
-------------------------------------------------------------------------
Medtronic, Inc.                                     72,200      3,804,940
=========================================================================
                                                                8,018,450
=========================================================================

HOME IMPROVEMENT RETAIL-1.45%

Home Depot, Inc. (The)                              92,400      3,268,188
=========================================================================

HOUSEHOLD APPLIANCES-1.38%

Snap-on Inc.                                        94,100      3,121,297
=========================================================================

HOUSEHOLD PRODUCTS-2.02%

Colgate-Palmolive Co.                               51,100      2,544,269
-------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
HOUSEHOLD PRODUCTS-(CONTINUED)

Kimberly-Clark Corp.                                32,400   $  2,023,380
=========================================================================
                                                                4,567,649
=========================================================================

INDUSTRIAL MACHINERY-1.96%

Ingersoll-Rand Co. Ltd.-Class A (Bermuda)           23,400      1,798,758
-------------------------------------------------------------------------
Pentair, Inc.                                       66,300      2,637,414
=========================================================================
                                                                4,436,172
=========================================================================

INSURANCE BROKERS-0.63%

Marsh & McLennan Cos., Inc.                         51,200      1,435,136
=========================================================================

INTEGRATED OIL & GAS-4.73%

ConocoPhillips                                      21,400      2,243,790
-------------------------------------------------------------------------
Eni S.p.A. (Italy)(a)                               54,800      1,377,971
-------------------------------------------------------------------------
Exxon Mobil Corp.                                   31,600      1,802,148
-------------------------------------------------------------------------
Occidental Petroleum Corp.                          46,700      3,222,300
-------------------------------------------------------------------------
TOTAL S.A. (France)(a)                               9,150      2,034,682
=========================================================================
                                                               10,680,891
=========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.33%

BellSouth Corp.                                    100,700      2,667,543
-------------------------------------------------------------------------
SBC Communications Inc.                            109,000      2,594,200
=========================================================================
                                                                5,261,743
=========================================================================

INVESTMENT BANKING & BROKERAGE-1.38%

Morgan Stanley                                      59,300      3,120,366
=========================================================================

LIFE & HEALTH INSURANCE-0.35%

Prudential Financial, Inc.                          13,700        782,955
=========================================================================

MULTI-LINE INSURANCE-1.17%

Hartford Financial Services Group, Inc. (The)       36,400      2,634,268
=========================================================================

MULTI-UTILITIES & UNREGULATED POWER-3.12%

Dominion Resources, Inc.                            45,600      3,438,240
-------------------------------------------------------------------------
Public Service Enterprise Group Inc.                42,200      2,451,820
-------------------------------------------------------------------------
Wisconsin Energy Corp.                              33,100      1,167,106
=========================================================================
                                                                7,057,166
=========================================================================

OFFICE SERVICES & SUPPLIES-1.36%

Pitney Bowes Inc.                                   68,500      3,063,320
=========================================================================

OIL & GAS DRILLING-1.28%

GlobalSantaFe Corp. (Cayman Islands)                86,100      2,892,960
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.72%

Citigroup Inc.                                      82,800      3,888,288
=========================================================================

PACKAGED FOODS & MEATS-2.24%

General Mills, Inc.                                 72,800      3,596,320
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

PACKAGED FOODS & MEATS-(CONTINUED)

Sara Lee Corp.                                      69,000   $  1,475,910
=========================================================================
                                                                5,072,230
=========================================================================

PAPER PACKAGING-1.70%

Bemis Co., Inc.                                     95,300      2,626,468
-------------------------------------------------------------------------
Sonoco Products Co.                                 44,800      1,213,632
=========================================================================
                                                                3,840,100
=========================================================================

PHARMACEUTICALS-9.76%

Abbott Laboratories                                 86,300      4,242,508
-------------------------------------------------------------------------
Bristol-Myers Squibb Co.                            70,700      1,838,200
-------------------------------------------------------------------------
Johnson & Johnson                                   55,300      3,795,239
-------------------------------------------------------------------------
Lilly (Eli) & Co.                                   64,800      3,788,856
-------------------------------------------------------------------------
Merck & Co. Inc.                                    54,600      1,850,940
-------------------------------------------------------------------------
Pfizer Inc.                                        109,900      2,985,983
-------------------------------------------------------------------------
Wyeth                                               79,200      3,559,248
=========================================================================
                                                               22,060,974
=========================================================================

PROPERTY & CASUALTY INSURANCE-3.23%

Chubb Corp. (The)                                   14,200      1,161,276
-------------------------------------------------------------------------
MBIA Inc.                                           44,300      2,320,434
-------------------------------------------------------------------------
SAFECO Corp.                                        29,100      1,532,697
-------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)                 63,700      2,280,460
=========================================================================
                                                                7,294,867
=========================================================================

PUBLISHING-1.65%

Gannett Co., Inc.                                   48,300      3,719,100
=========================================================================

REGIONAL BANKS-4.16%

Cullen/Frost Bankers, Inc.                          50,400      2,183,328
-------------------------------------------------------------------------
Fifth Third Bancorp                                 79,800      3,471,300
-------------------------------------------------------------------------
KeyCorp                                             27,700        918,532
-------------------------------------------------------------------------
North Fork Bancorp., Inc.                          100,300      2,823,445
=========================================================================
                                                                9,396,605
=========================================================================

RESTAURANTS-1.16%

Outback Steakhouse, Inc.                            64,700      2,613,880
=========================================================================

SEMICONDUCTORS-1.85%

Linear Technology Corp.                             76,100      2,719,814
-------------------------------------------------------------------------
Texas Instruments Inc.                              58,800      1,467,648
=========================================================================
                                                                4,187,462
=========================================================================

SOFT DRINKS-0.84%

PepsiCo, Inc.                                       34,200      1,902,888
=========================================================================

SPECIALTY CHEMICALS-0.89%

Ecolab Inc.                                         61,200      2,001,852
=========================================================================

SYSTEMS SOFTWARE-1.73%

Microsoft Corp.                                    154,300      3,903,790
=========================================================================


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-1.28%

Fannie Mae                                          53,700   $  2,897,115
=========================================================================

TOBACCO-1.64%

Altria Group, Inc.                                  56,900      3,697,931
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $188,882,699)                           201,308,132
=========================================================================

                                                PRINCIPAL
                                                 AMOUNT

NOTES-0.15%

AEROSPACE & DEFENSE-0.04%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06(b)                    $    75,000         80,255
=========================================================================

ELECTRIC UTILITIES-0.07%

Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05(b)                        160,000        163,231
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.04%

General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%,
  01/30/06(b)                                      100,000         99,507
=========================================================================
    Total Notes (Cost $345,297)                                   342,993
=========================================================================

-------------------------------------------------------------------------
                                                PRINCIPAL       MARKET
                                                 AMOUNT         VALUE

U.S. TREASURY SECURITIES-2.64%

U.S. TREASURY BONDS-1.32%

U.S. Treasury Bonds 3.38%, 02/28/07(b)         $ 3,000,000   $  2,986,890
=========================================================================
U.S. TREASURY NOTES-1.32%

U.S. Treasury Notes 3.38%, 02/15/08(b)           3,000,000      2,973,750
=========================================================================
    Total U.S. Treasury Securities (Cost
      $5,946,516)                                               5,960,640
=========================================================================

                                                 SHARES

MONEY MARKET FUNDS-9.40%

Liquid Assets Portfolio-Institutional
  Class(c)                                      10,617,292     10,617,292
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)     10,617,292     10,617,292
=========================================================================
    Total Money Market Funds (Cost
      $21,234,584)                                             21,234,584
=========================================================================
TOTAL INVESTMENTS-101.27% (Cost $216,409,096)                 228,846,349
=========================================================================
OTHER ASSETS LESS LIABILITIES-(1.27%)                          (2,867,332)
=========================================================================
NET ASSETS-100.00%                                           $225,979,017
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Sr.     - Senior
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at April 30, 2005 was $3,412,653, which represented 1.49% of the Fund's Total Investments. See Note 1A.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at April 30, 2005 was $6,303,633, which represented 2.75% of the Fund's Total Investments. See Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $195,174,512)                                $207,611,765
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $21,234,584)                             21,234,584
===========================================================
    Total Investments (Cost $216,409,096)       228,846,349
===========================================================
Receivables for:
  Fund shares sold                                1,210,353
-----------------------------------------------------------
  Dividends and interest                            345,364
-----------------------------------------------------------
  Amount due from advisor                            11,600
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                9,468
-----------------------------------------------------------
Other assets                                         43,738
===========================================================
    Total assets                                230,466,872
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           3,723,382
-----------------------------------------------------------
  Fund shares reacquired                            539,581
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 11,342
-----------------------------------------------------------
Accrued distribution fees                           113,661
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,348
-----------------------------------------------------------
Accrued transfer agent fees                          62,910
-----------------------------------------------------------
Accrued operating expenses                           35,631
===========================================================
    Total liabilities                             4,487,855
===========================================================
Net assets applicable to shares outstanding    $225,979,017
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $211,394,141
-----------------------------------------------------------
Undistributed net investment income                 (11,634)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities, foreign currencies,
  futures contracts and option contracts          2,159,257
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     12,437,253
===========================================================
                                               $225,979,017
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $122,983,450
___________________________________________________________
===========================================================
Class B                                        $ 72,925,778
___________________________________________________________
===========================================================
Class C                                        $ 30,069,789
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          10,367,511
___________________________________________________________
===========================================================
Class B                                           6,201,486
___________________________________________________________
===========================================================
Class C                                           2,560,358
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.86
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.86 divided by
      94.50%)                                  $      12.55
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.76
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.74
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $2,260)          $2,069,949
------------------------------------------------------------------------
Dividends from affiliated money market funds                     173,605
------------------------------------------------------------------------
Interest                                                          37,547
========================================================================
    Total investment income                                    2,281,101
========================================================================

EXPENSES:

Advisory fees                                                    642,106
------------------------------------------------------------------------
Administrative services fees                                      24,795
------------------------------------------------------------------------
Custodian fees                                                    15,176
------------------------------------------------------------------------
Distribution fees:
  Class A                                                        156,752
------------------------------------------------------------------------
  Class B                                                        294,641
------------------------------------------------------------------------
  Class C                                                        113,637
------------------------------------------------------------------------
Transfer agent fees                                              153,444
------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          9,588
------------------------------------------------------------------------
Other                                                             92,468
========================================================================
    Total expenses                                             1,502,607
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                   (379,181)
========================================================================
    Net expenses                                               1,123,426
========================================================================
Net investment income                                          1,157,675
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FUTURES CONTRACTS AND
  OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                        2,180,972
------------------------------------------------------------------------
  Foreign currencies                                               3,267
------------------------------------------------------------------------
  Futures contracts                                               75,143
------------------------------------------------------------------------
  Option contracts written                                        78,340
========================================================================
                                                               2,337,722
========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        3,187,353
------------------------------------------------------------------------
  Futures contracts                                               (9,390)
========================================================================
                                                               3,177,963
========================================================================
Net gain from investment securities, foreign currencies,
  futures contracts and option contracts                       5,515,685
========================================================================
Net increase in net assets resulting from operations          $6,673,360
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2005 and the year ended October 31, 2004 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  1,157,675    $    742,750
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts and option contracts           2,337,722       3,210,309
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and futures contracts         3,177,963       4,353,104
==========================================================================================
    Net increase in net assets resulting from operations         6,673,360       8,306,163
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (744,578)       (500,393)
------------------------------------------------------------------------------------------
  Class B                                                         (301,612)       (204,810)
------------------------------------------------------------------------------------------
  Class C                                                         (114,216)        (63,792)
==========================================================================================
    Total distributions from net investment income              (1,160,406)       (768,995)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (1,261,432)             --
------------------------------------------------------------------------------------------
  Class B                                                         (887,849)             --
------------------------------------------------------------------------------------------
  Class C                                                         (318,378)             --
==========================================================================================
    Total distributions from net realized gains                 (2,467,659)             --
==========================================================================================
    Decrease in net assets resulting from distributions         (3,628,065)       (768,995)
==========================================================================================
Share transactions-net:
  Class A                                                       57,986,046      37,536,817
------------------------------------------------------------------------------------------
  Class B                                                       26,003,571      21,106,883
------------------------------------------------------------------------------------------
  Class C                                                       14,414,920       8,543,492
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               98,404,537      67,187,192
==========================================================================================
    Net increase in net assets                                 101,449,832      74,724,360
==========================================================================================

NET ASSETS:

  Beginning of period                                          124,529,185      49,804,825
==========================================================================================
  End of period (including undistributed net investment
    income of $(11,634) and $(8,903), respectively)           $225,979,017    $124,529,185
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Diversified Dividend Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is growth of capital with a secondary investment objective of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $1 billion                                              0.75%
--------------------------------------------------------------------
Next $1 billion                                               0.70%
--------------------------------------------------------------------
Over $2 billion                                               0.625%
____________________________________________________________________
====================================================================


    Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.695%
--------------------------------------------------------------------
Next $250 million                                             0.67%
--------------------------------------------------------------------
Next $500 million                                             0.645%
--------------------------------------------------------------------
Next $1.5 billion                                             0.62%
--------------------------------------------------------------------
Next $2.5 billion                                             0.595%
--------------------------------------------------------------------
Next $2.5 billion                                             0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                              0.52%
____________________________________________________________________
====================================================================


    AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.00%, 1.65% and 1.65% of average daily net assets, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.50%, 2.15% and 2.15% of average daily net assets, respectively, through October 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended April 30, 2005, AIM waived fees of $375,928.

    For the six months ended April 30, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $1,433 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended April 30, 2005, AIM was paid $24,795.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended April 30, 2005, the Fund paid AISI $153,444.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2005, the Class A, Class B and Class C shares paid $156,752, $294,641 and $113,637 respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2005, ADI advised the Fund that it retained $77,637 in front-end sales commissions from the sale of Class A shares and $3,249, $20,253 and $1,339 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the six months ended April 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      04/30/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 8,365,886      $22,196,490       $(19,945,084)         $   --         $10,617,292     $ 86,034       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             8,365,886       22,196,490        (19,945,084)             --          10,617,292       87,571           --
==================================================================================================================================
  Total           $16,731,772      $44,392,980       $(39,890,168)         $   --         $21,234,584     $173,605       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended April 30, 2005, the Fund engaged in securities purchases of $393,147 and sales of $0, which resulted in net realized gain (loss) of $0.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $1,820.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended April 30, 2005, the Fund paid legal fees of $2,089 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of period                                                --      $     --
-----------------------------------------------------------------------------------
Written                                                         1,319       116,594
-----------------------------------------------------------------------------------
Closed                                                         (1,083)      (93,157)
-----------------------------------------------------------------------------------
Exercised                                                        (236)      (23,437)
===================================================================================
End of period                                                      --      $     --
___________________________________________________________________________________
===================================================================================

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund did not have a capital loss carryforward as of October 31, 2004.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2005 was $99,739,755 and $10,367,635, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $16,304,992
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (4,018,218)
===============================================================================
Net unrealized appreciation of investment securities              $12,286,774
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $216,559,575.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    APRIL 30, 2005               OCTOBER 31, 2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      5,604,962    $ 67,184,534     4,322,865    $ 48,449,001
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,909,016      34,579,161     2,496,183      27,796,432
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,395,359      16,564,227       891,143       9,870,802
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        156,144       1,861,646        41,472         465,571
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         91,265       1,078,872        16,701         185,244
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         34,015         401,510         5,270          58,491
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        196,320       2,348,312       186,137       2,093,587
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (197,993)     (2,348,312)     (187,728)     (2,093,587)
======================================================================================================================
Reacquired:
  Class A                                                     (1,121,645)    (13,408,446)   (1,198,931)    (13,471,342)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (615,674)     (7,306,150)     (432,094)     (4,781,206)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (216,169)     (2,550,817)     (125,008)     (1,385,801)
======================================================================================================================
                                                               8,235,600    $ 98,404,537     6,016,010    $ 67,187,192
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 12--SIGNIFICANT EVENT

The Board of Trustees of the Trust ("Buyer") unanimously approved, on March 22, 2005, an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund ("Buying Fund") a series of Buyer, would acquire all of the assets of AIM Core Stock Fund ("Selling Fund"), a series of AIM Combination Stock & Bond Funds ("the Reorganization"). Upon closing of the transaction, shareholders of Selling Fund will receive a corresponding class of shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund will cease operations.

    The Agreement requires approval of Selling Fund shareholders. The Fund currently intends to submit the Agreement to the shareholders for their consideration at a meeting to be held on or around June 28, 2005. Additional information regarding the Agreement will be included in proxy materials to be mailed to shareholders for consideration. If the Agreement is approved by the shareholders of Selling Fund and certain conditions required by the Agreement are satisfied, the transaction is expected to become effective shortly thereafter.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                                        DECEMBER 31, 2001
                                                              SIX MONTHS           YEAR ENDED           (DATE OPERATIONS
                                                                ENDED             OCTOBER 31,             COMMENCED) TO
                                                              APRIL 30,        ------------------          OCTOBER 31,
                                                                 2005           2004       2003               2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  11.48        $ 10.26    $  8.70            $ 10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.10(a)        0.14       0.06(b)           (0.03)(b)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.59           1.23       1.54              (1.27)
=========================================================================================================================
    Total from investment operations                               0.69           1.37       1.60              (1.30)
=========================================================================================================================
Less distributions:
  Dividends from net investment income                            (0.10)         (0.15)     (0.04)                --
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.21)            --         --                 --
=========================================================================================================================
    Total distributions                                           (0.31)         (0.15)     (0.04)                --
=========================================================================================================================
Net asset value, end of period                                 $  11.86        $ 11.48    $ 10.26            $  8.70
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                    5.98%         13.36%     18.39%            (13.00)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $122,983        $63,513    $22,375            $ 7,834
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.00%(d)       1.00%      1.51%              1.75%(e)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.45%(d)       1.70%      2.12%              4.26%(e)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets        1.66%(a)(d)    1.27%      0.65%             (0.34)%(e)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(f)                                            7%            30%        72%                42%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.09 and 1.38%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $90,314,821.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                                        DECEMBER 31, 2001
                                                              SIX MONTHS           YEAR ENDED           (DATE OPERATIONS
                                                                ENDED             OCTOBER 31,             COMMENCED) TO
                                                              APRIL 30,        ------------------          OCTOBER 31,
                                                                 2005           2004       2003               2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 11.38         $ 10.17    $  8.65            $ 10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.06(a)         0.07       0.00(b)           (0.08)(b)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.59            1.21       1.53              (1.27)
=========================================================================================================================
    Total from investment operations                              0.65            1.28       1.53              (1.35)
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.06)          (0.07)     (0.01)                --
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.21)             --         --                 --
=========================================================================================================================
    Total distributions                                          (0.27)          (0.07)     (0.01)                --
=========================================================================================================================
Net asset value, end of period                                 $ 11.76         $ 11.38    $ 10.17            $  8.65
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                   5.67%          12.63%     17.67%            (13.50)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $72,926         $45,700    $21,582            $ 7,100
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.65%(d)        1.65%      2.16%              2.40%(e)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.10%(d)        2.35%      2.77%              4.91%(e)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets       1.01%(a)(d)     0.62%      0.00%             (0.99)%(e)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(f)                                           7%             30%        72%                42%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.05 and 0.73%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $59,416,500.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                       CLASS C
                                                              ----------------------------------------------------------
                                                                                                       DECEMBER 31, 2001
                                                              SIX MONTHS          YEAR ENDED           (DATE OPERATIONS
                                                                ENDED             OCTOBER 31,            COMMENCED) TO
                                                              APRIL 30,        -----------------          OCTOBER 31,
                                                                 2005           2004       2003              2002
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 11.37         $ 10.16    $ 8.65            $ 10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.06(a)         0.07      0.00(b)           (0.08)(b)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.58            1.21      1.52              (1.27)
========================================================================================================================
    Total from investment operations                              0.64            1.28      1.52              (1.35)
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.06)          (0.07)    (0.01)                --
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.21)             --        --                 --
========================================================================================================================
    Total distributions                                          (0.27)          (0.07)    (0.01)                --
========================================================================================================================
Net asset value, end of period                                 $ 11.74         $ 11.37    $10.16            $  8.65
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(c)                                                   5.59%          12.64%    17.55%            (13.50)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $30,070         $15,316    $5,848            $ 1,116
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.65%(d)        1.65%     2.16%              2.40%(e)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.10%(d)        2.35%     2.77%              4.91%(e)
========================================================================================================================
Ratio of net investment income (loss) to average net assets       1.01%(a)(d)     0.62%     0.00%             (0.99)%(e)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(f)                                           7%             30%       72%                42%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.05 and 0.73%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $22,915,866.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including, among others, the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and/or investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  As part of the settlements, IFG agreed to pay a total of $325 million (including $110 million in civil penalties). Additionally, AIM and ADI agreed to pay a total of $50 million (including $30 million in civil penalties). These settlement funds will be made available for distribution to the shareholders of the applicable AIM Funds that were harmed by market timing activity, and may (or may not) increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these settlement funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related issues in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
Frank S. Bayley                   President                                     Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Mark H. Williamson
Chair                             Executive Vice President                      INVESTMENT ADVISOR
Albert R. Dowden                                                                A I M Advisors, Inc.
Edward K. Dunn Jr.                Lisa O. Brinkley                              11 Greenway Plaza
Jack M. Fields                    Senior Vice President and Chief Compliance    Suite 100
Carl Frischling                   Officer                                       Houston, TX 77046-1173
Robert H. Graham
Gerald J. Lewis                   Russell C. Burk                               TRANSFER AGENT
Prema Mathai-Davis                Senior Vice President (Senior Officer)        AIM Investment Services, Inc.
Lewis F. Pennock                                                                P.O. Box 4739
Ruth H. Quigley                   Kevin M. Carome                               Houston, TX 77210-4739
Larry Soll                        Senior Vice President, Secretary and Chief
Mark H. Williamson                Legal Officer                                 CUSTODIAN
                                                                                State Street Bank and Trust Company
                                  Sidney M. Dilgren                             225 Franklin Street
                                  Vice President and Treasurer                  Boston, MA 02110-2801
                                  J. Philip Ferguson
                                  Vice President                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
                                  Karen Dunn Kelley                             Andrews & Ingersoll, LLP
                                  Vice President                                1735 Market Street, 51st Floor
                                                                                Philadelphia, PA 19103-7599

                                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                1177 Avenue of the Americas
                                                                                New York, NY 10036-2714

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

      DOMESTIC EQUITY                              SECTOR EQUITY

AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund(1)
AIM Basic Balanced Fund*                     AIM Energy Fund(1)
AIM Basic Value Fund                         AIM Financial Services Fund(1)
AIM Blue Chip Fund                           AIM Global Health Care Fund
AIM Capital Development Fund                 AIM Global Real Estate Fund
AIM Charter Fund                             AIM Gold & Precious Metals Fund(1)
AIM Constellation Fund                       AIM Leisure Fund(1)
AIM Diversified Dividend Fund                AIM Multi-Sector Fund(1)
AIM Dynamics Fund(1)                         AIM Real Estate Fund(7)
AIM Large Cap Basic Value Fund               AIM Technology Fund(1)
AIM Large Cap Growth Fund                    AIM Utilities Fund(1)
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(2)
AIM Mid Cap Growth Fund                            FIXED INCOME
AIM Opportunities I Fund
AIM Opportunities II Fund                    TAXABLE
AIM Opportunities III Fund
AIM Premier Equity Fund                      AIM Floating Rate Fund
AIM S&P 500 Index Fund(1)                    AIM High Yield Fund
AIM Select Equity Fund                       AIM Income Fund
AIM Small Cap Equity Fund(3)                 AIM Intermediate Government Fund
AIM Small Cap Growth Fund(4)                 AIM Limited Maturity Treasury Fund
AIM Small Company Growth Fund(1)             AIM Money Market Fund
AIM Trimark Endeavor Fund                    AIM Short Term Bond Fund
AIM Trimark Small Companies Fund             AIM Total Return Bond Fund
AIM Weingarten Fund                          Premier Portfolio
                                             Premier U.S. Government Money Portfolio(1)

*Domestic equity and income fund             TAX-FREE

                                             AIM High Income Municipal Fund
                                             AIM Municipal Bond Fund
      INTERNATIONAL/GLOBAL EQUITY            AIM Tax-Exempt Cash Fund
                                             AIM Tax-Free Intermediate Fund
AIM Asia Pacific Growth Fund                 Premier Tax-Exempt Portfolio
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund(5)                 AIM ALLOCATION SOLUTIONS
AIM Global Aggressive Growth Fund
AIM Global Equity Fund                       AIM Conservative Allocation Fund
AIM Global Growth Fund                       AIM Growth Allocation Fund(8)
AIM Global Value Fund                        AIM Moderate Allocation Fund
AIM International Core Equity Fund(1)        AIM Moderate Growth Allocation Fund
AIM International Growth Fund                AIM Moderately Conservative Allocation Fund
AIM International Small Company Fund(6)
AIM Trimark Fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7) As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

      If used after July 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $131 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $375 billion in assets under management. Data as of March 31, 2005.


================================================================================
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
================================================================================

AIMinvestments.com              DDI-SAR-1        A I M Distributors, Inc.


                                             [YOUR GOALS. OUR SOLUTIONS.]
                                                --Registered Trademark--


Mutual   Retirement   Annuities   College     Separately   Offshore   Cash
Funds    Products                 Savings     Managed      Products   Management
                                  Plans       Accounts


                                             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                    --Registered Trademark--

                                                        AIM EMERGING GROWTH FUND
                              Semiannual Report to Shareholders o April 30, 2005


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                         --Registered Trademark--

AIM EMERGING GROWTH FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of April 30, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             o The returns shown in management's
                                                                                           discussion of Fund performance are based
o Effective September 30, 2003, Class B      o The unmanaged Standard & Poor's             on net asset values calculated for
shares are not available as an               Composite Index of 500 Stocks (the S&P        shareholder transactions. Generally
investment for retirement plans              500--Registered Trademark-- Index) is an      accepted accounting principles require
maintained pursuant to Section 401 of        index of common stocks frequently used        adjustments to be made to the net assets
the Internal Revenue Code, including         as a general measure of U.S. stock            of the Fund at period end for financial
401(k) plans, money purchase pension         market performance.                           reporting purposes, and as such, the net
plans and profit sharing plans. Plans                                                      asset values for shareholder
that have existing accounts invested in      o The unmanaged Russell                       transactions and the returns based on
Class B shares will continue to be           Midcap--Registered Trademark-- Growth         those net asset values may differ from
allowed to make additional purchases.        Index is a subset of the Russell              the net asset values and returns
                                             Midcap--Registered Trademark-- Index,         reported in the Financial Highlights.
PRINCIPAL RISKS OF INVESTING IN THE FUND     which represents the performance of the
                                             stocks of domestic mid-capitalization         The Fund provides a complete list of its
o Investing in small and mid-size            companies; the Growth subset measures         holdings four times in each fiscal year,
companies involves risks not associated      the performance of Russell Midcap             at the quarter-ends. For the second and
with investing in more established           companies with higher price/book ratios       fourth quarters, the lists appear in the
companies, including business risk,          and higher forecasted growth values.          Fund's semiannual and annual reports to
significant stock price fluctuations and                                                   shareholders. For the first and third
illiquidity.                                 o The unmanaged Lipper Mid-Cap Growth         quarters, the Fund files the lists with
                                             Fund Index represents an average of the       the Securities and Exchange Commission
o The Fund may invest up to 25% of its       performance of the 30 largest                 (SEC) on Form N-Q. Shareholders can look
assets in the securities of non-U.S.         mid-capitalization growth funds tracked       up the Fund's Forms N-Q on the SEC's Web
issuers. International investing             by Lipper, Inc., an independent mutual        site at sec.gov. Copies of the Fund's
presents certain risks not associated        fund performance monitor.                     Forms N-Q may be reviewed and copied at
with investing solely in the United                                                        the SEC's Public Reference Room at 450
States. These include risks relating to      o The Fund is not managed to track the        Fifth Street, N.W., Washington, D.C.
fluctuations in the value of the U.S.        performance of any particular index,          20549-0102. You can obtain information
dollar relative to the values of other       including the indexes defined here, and       on the operation of the Public Reference
currencies, the custody arrangements         consequently, the performance of the          Room, including information about
made for the Fund's foreign holdings,        Fund may deviate significantly from the       duplicating fee charges, by calling
differences in accounting, political         performance of the indexes.                   1-202-942-8090 or 1-800-732-0330, or by
risks and the lesser degree of public                                                      electronic request at the following
information required to be provided by       o A direct investment cannot be made in       e-mail address: publicinfo@sec.gov. The
non-U.S. companies.                          an index. Unless otherwise indicated,         SEC file numbers for the Fund are 811-
                                             index results include reinvested              1424 and 2-25469. The Fund's most recent
o Although investments in initial public     dividends, and they do not reflect sales      portfolio holdings, as filed on Form
offerings (IPOs) have had a positive         charges. Performance of an index of           N-Q, are also available at
impact on the Fund's performance in the      funds reflects fund expenses;                 AIMinvestments.com.
past, there can be no assurance that the     performance of a Market index does not.
Fund will have favorable IPO investment                                                    A description of the policies and
opportunities in the future. Attractive      OTHER INFORMATION                             procedures that the Fund uses to
IPOs are often oversubscribed and may                                                      determine how to vote proxies relating
not be available to the Fund, or may be      o Industry classifications used in this       to portfolio securities is available
available in only very limited               report are generally according to the         without charge, upon request, from our
quantities. For additional information       Global Industry Classification Standard,      Client Services department at
regarding the Fund's performance, please     which was developed by and is the             800-959-4246 or on the AIM Web site,
see the Fund's prospectus.                   exclusive property and a service mark of      AIMinvestments.com. On the home page,
                                             Morgan Stanley Capital International          scroll down and click on AIM Funds Proxy
                                             Inc. and Standard & Poor's.                   Policy. The information is also
                                                                                           available on the SEC Web site, sec.gov.

                                                                                           Information regarding how the Fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           June 30, 2004, is available at our Web
                                                                                           site. Go to AIMinvestments.com, access
                                                                                           the About Us tab, click on Required
                                                                                           Notices and then click on Proxy Voting
                                                                                           Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the SEC Web site, sec.gov.

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMinvestments.com

AIM EMERGING GROWTH FUND

                    DEAR FELLOW SHAREHOLDERS:

                    Most equity market and fund indexes, domestic and
   [GRAHAM          international, produced positive total returns for the six
    PHOTO]          months ended April 30, 2005, but for the most part, those
                    positive numbers reflected gains made during the latter months of 2004. Year-to-date as of April 30, 2005, the returns were far less attractive.

                         High oil prices remained a source of unease; crude oil
                    remained near or above $50 per barrel throughout the
                    reporting period. The Producer Price Index was up fairly
                    sharply in April, largely due to energy costs. And central bank policy continued to focus on containing short-term
ROBERT H. GRAHAM    inflation via increases in the overnight federal funds
                    interest rate, the rate the Federal Reserve (the Fed) most directly controls. Shortly after the reporting period
                    closed, the Fed raised that rate to 3%; it was the eighth
                    increase since mid-2004. Should the Fed continue to raise
                    rates, this could eventually dampen economic performance,
                    which in fact has been quite good. Gross domestic product
                    grew 4.4% for all of 2004 and the preliminary estimate of
 [WILLIAMSON        annualized growth for the first quarter of 2005 was 3.5%.
   PHOTO]
                         o   Though the growth rate of the manufacturing sector
                             slowed in April and again in May, manufacturing
                             continued to grow, according to the Institute for
                             Supply Management (ISM), whose purchasing manager
                             surveys cover more than 80% of the U.S. economy. In
                             May, manufacturing grew for the 24th consecutive
MARK H. WILLIAMSON           month while the overall economy grew for the 43rd
                             consecutive month, ISM reported.

                         o Though job growth during May was much slower than during April, the unemployment rate remained unchanged at 5.1% as May 2005 ended.

                         o For the first quarter of 2005, earnings for companies included in the Standard & Poor's Composite Index of 500 Stocks, an index of the broad U.S. stock market, were up more than 10%, on average, over a year earlier.

                         o Bond yields have not risen as much as might be expected given eight increases in short-term interest rates in less than a year. This may indicate that the bond market is not anticipating a long-term inflationary pattern.

                         After the slow start in 2005, domestic and many
                    international markets began to rally after the close of the reporting period, demonstrating once again how changeable markets are in the short term. Given the elusiveness of accurate short-term market forecasts, as always, we urge our shareholders to:

                         o   keep a long-term investment perspective,

                         o make sure their portfolio of investments is suitably diversified, and

                         o contact their financial advisors when they have questions about their investments or the markets.

                    YOUR FUND

                    In the following pages you will find a discussion of your Fund's investment philosophy, an explanation of its performance for the reporting period, and a summary of its portfolio as of April 30. Further information about your Fund, The AIM Family of Funds--Registered Trademark--, and investing in general is always available on our widely praised Web site, AIMinvestments.com. Please visit frequently.

                         We at AIM remain committed to building solutions to
                    help you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                     Sincerely,

                    /s/ ROBERT H. GRAHAM                 /s/ MARK H. WILLIAMSON

                    Robert H. Graham                     Mark H. Williamson
                    President & Vice Chair, AIM Funds    Chairman & President,
                                                         A I M Advisors, Inc.

                    June 17, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM EMERGING GROWTH FUND


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY                          =======================================       and meetings with company management
                                                                                           teams that these opportunities can be
Stocks, as measured by the performance       FUND VS. INDEXES                              found. We continued to position the Fund
of the S&P 500 Index and other                                                             with a "barbell approach" which involves
benchmarks, generally posted lackluster      TOTAL RETURNS, 10/31/04-4/30/05,              exposure to more aggressive, cyclically
returns over the period, amid investor       EXCLUDING APPLICABLE SALES CHARGES. If        sensitive stocks and high-quality, less
concerns about higher oil prices and         SALES CHARGES WERE INCLUDED, RETURNS          aggressive stocks. This positioning is
rising interest rates. These trends also     WOULD BE LOWER.                               designed to potentially benefit
adversely affected the Fund's                                                              investors in the event of a market rally
performance.                                 Class A Shares                    -0.31%      while providing some downside protection
                                                                                           if markets weaken.
   During the reporting period,              Class B Shares                    -0.63
investors generally favored value stocks                                                      We consider selling a stock:
over growth stocks and large-cap stocks      Class C Shares                    -0.63
over small-cap stocks, which detracted                                                     o if a company experiences decelerating
from the Fund's performance relative to      S&P 500 Index                                 or disappointing earnings;
the large-cap oriented S&P 500 Index,        (Broad Market Index)               3.28
which includes value stocks.                                                               o the stock's price reaches our
                                             Russell Midcap Growth Index                   valuation target;
   Both the Fund and its Lipper peer         (Style-specific Index)             4.07
group underperformed the Russell Midcap                                                    o or we find a more attractive
Growth Index because:                        Lipper Mid-Cap Growth Fund Index              investment option.
                                             (Peer Group Index)                 1.05
o They were generally underweight in                                                       MARKET CONDITIONS AND YOUR FUND
comparison to the index in energy,           SOURCE: LIPPER,INC.
utilities and consumer staples, which                                                      The S&P 500 Index recorded most of its
are not traditionally regarded as growth     =======================================       gains in the first two months of the
sectors but were among the                                                                 reporting period, as oil prices declined
best-performing sectors for the              performance relative to the Russell           and the uncertainty surrounding the U.S.
reporting period.                            Midcap Growth Index.                          presidential race was resolved. The S&P
                                                                                           500 Index declined later in the
o Larger mid-cap stocks outperformed         HOW WE INVEST                                 reporting period, as oil prices again
smaller mid-cap stocks. We observed that                                                   increased and the Federal Reserve
the focus of the Fund and its Lipper         We use a bottom-up approach to                continued raising interest rates to slow
peers tended to be on smaller mid-cap        investing, selecting stocks based on an       economic growth and curb potential
stocks, and this adversely affected          analysis of individual companies. Our         inflation.
their                                        focus is on small-and mid-cap stocks of
                                             companies with high growth potential, as         Following the market rally at the
                                             demonstrated by consistent and                outset of the reporting period, we sold
                                             accelerating earnings growth. The Fund's      some of our more cyclical stocks after
                                             stock selection process is based on a         they reached our price targets. The Fund
                                             rigorous three-step process that              began 2005 more defensively positioned,
                                             includes quantitative, fundamental and        which provided it with some downside
                                             valuation analysis to identify stocks of      protection during the market downturn.
                                             companies that exhibit consistent,            However, we increased the fund's
                                             sustainable, above-average earnings           weighting in more cyclical stocks toward
                                             growth potential. We believe it is only       the
                                             through in-depth fundamental research
                                             that includes careful financial
                                             statement analysis

=======================================     =========================================      ========================================
PORTFOLIO COMPOSITION                       TOP 5 INDUSTRIES*                              TOP 10 EQUITY HOLDINGS*
By Sector
                                             1. Health Care Equipment           9.1%        1. Alliance Data Systems Corp.     2.4%
                [PIE CHART]
Money Market Funds Plus                      2. Semiconductors                  8.5         2. Univision Communications Inc.-
Other Assets Less Liabilities      0.6%                                                        Class A                         2.2
Information Technology            30.9%      3. Data Processing &
Health Care                       24.0%         Outsourced Services             6.0         3. Investors Financial Services
Consumer Discretionary            19.9%                                                        Corp.                           2.2
Industrials                       13.0%      4. Diversified Commercial
Financials                         6.8%         Services                        5.1         4. Microchip Technology Inc.       1.6
Energy                             1.8%
Materials                          1.5%      5. Specialty Stores                4.7         5. Kinetic Concepts, Inc.          1.5
Consumer Staples                   1.5%
                                            TOTAL NET ASSETS         $114.5 MILLION         6. Lamar Advertising Co.-Class A   1.5
The Fund's holdings are subject to
change, and there is no assurance that      TOTAL NUMBER OF HOLDINGS*           131         7. Maxim Integrated Products,
the Fund will continue to hold any                                                             Inc.                            1.5
particular security.
                                                                                            8. Iron Mountain Inc.              1.5
*Excluding money market fund holdings.
                                                                                            9. Fisher Scientific
                                                                                               International Inc.              1.5

                                                                                           10. CDW Corp.                       1.4
=======================================     =========================================      ========================================

end of the period, and this detracted           Within the industrials sector, we          THE VIEWS AND OPINIONS EXPRESSED IN
from performance.                            decreased our holdings in more cyclical       MANAGEMENT'S DISCUSSION OF FUND
                                             industries, such as machinery and             PERFORMANCE ARE THOSE OF A I M ADVISORS,
Over the reporting period, we increased      transportation, while increasing our          INC. THESE VIEWS AND OPINIONS ARE
the portfolio's weighting in health          position in more defensive industries,        SUBJECT TO CHANGE AT ANY TIME BASED ON
care. We increased our health care           such as commercial/business services.         FACTORS SUCH AS MARKET AND ECONOMIC
weighting as we saw improving                                                              CONDITIONS. THESE VIEWS AND OPINIONS MAY
fundamentals and attractive valuations          Stocks from all sectors affected           NOT BE RELIED UPON AS INVESTMENT ADVICE
in this sector. While our health care        performance. Examples of those that had       OR RECOMMENDATIONS, OR AS AN OFFER FOR A
holdings generally underperformed those      a positive impact included:                   PARTICULAR SECURITY. THE INFORMATION IS
of the Russell Midcap Growth Index, they                                                   NOT A COMPLETE ANALYSIS OF EVERY ASPECT
collectively made a positive                 o TRIAD HOSPITALS, which owns and             OF ANY MARKET, COUNTRY, INDUSTRY,
contribution to performance.                 manages hospitals and ambulatory surgery      SECURITY OR THE FUND. STATEMENTS OF FACT
                                             centers in small cities and selected          ARE FROM SOURCES CONSIDERED RELIABLE,
         We increased our                    larger urban markets, benefited from a        BUT A I M ADVISORS, INC. MAKES NO
       health care weighting                 decrease in the number of uninsured           REPRESENTATION OR WARRANTY AS TO THEIR
        as we saw improving                  patients.                                     COMPLETENESS OR ACCURACY. ALTHOUGH
         fundamentals and                                                                  HISTORICAL PERFORMANCE IS NO GUARANTEE
       attractive valuations                 o SUNGARD DATA SYSTEMS provides               OF FUTURE RESULTS, THESE INSIGHTS MAY
          in this sector.                    financial transaction services to             HELP YOU UNDERSTAND OUR INVESTMENT
                                             companies and government agencies. We         MANAGEMENT PHILOSOPHY.
   Financials and energy also contributed    sold the stock after a private equity
positively to Fund performance. We found     group bought the company for a 44%                 See important Fund and index
fundamentals and valuations attractive       premium. Detractors included:                    disclosures inside front cover.
within the financials sector. While
energy was the second best-performing        o SIRVA, a global relocation services                             JAY K. RUSHIN,
sector during the period, we believed        company, saw its stock decline when it              [RUSHIN       Chartered Financial
that high oil prices were unsustainable,     announced that it would not meet its                PHOTO]        Analyst, began his
and there was more downside than upside      previously issued earnings guidance for                           investment career in
potential in this sector. Consequently,      the fourth quarter of 2004. We reduced                            1994 when he joined
we took profits in the sector. As part       our position in this stock.                   AIM as a portfolio administrator. In
of our strategy, we pay great attention                                                    1996, he left AIM to work as an
to risk, making every effort to protect      o EYETECH PHARMACEUTICALS is a                associate equity analyst at another
investors' money by sidestepping             biopharmaceutical company that                company. He returned to AIM as an equity
short-term market overexuberance.            specializes in the development and            analyst on AIM's small-cap funds in 1998
                                             marketing of novel therapeutics to treat      and was promoted to senior analyst in
   Sectors that detracted from the           diseases of the eye. Its stock declined       2000. He assumed his current duties as
portfolio's performance were information     when the company announced it does not        portfolio manager in 2001. A native of
technology, industrials and consumer         expect to be profitable in 2005.              Gaithersburg, MD, Mr. Rushin holds a
discretionary, and we generally reduced                                                    B.A. in English from Florida State
our weightings in these sectors over the     IN CLOSING                                    University.
reporting period. Although we maintained
an overweight position in information        Over the reporting period, the market         Assisted by the Aggressive Growth Team.
technology, approximately 6.0% of our        for growth stocks was particularly
position in this sector was in data          difficult. Unfortunately, this trend
processing and outsourced services--a        adversely affected the Fund's
more defensive industry in this sector,      performance. Regardless of market
which provided some downside protection.     conditions, we are always striving to
Stocks that we owned within this             improve performance. We remain committed
industry included Alliance Data Systems      to our bottom-up stock selection
and Fiserv. Consistent with our              process, and we constantly review each
investment strategy, we believe that         security's fundamentals and price target
these are high-quality, well-established     to ensure a continued fit. We believe
and well-managed companies with strong       that our strategy of focusing our
business models.                             investments in companies that show
                                             sustainable, above-average earnings
                                             growth while avoiding high risk stocks
                                             has the potential to provide
                                             shareholders with consistent                               [RIGHT ARROW GRAPHIC]
                                             risk-adjusted return over a long-term
                                             investment horizon. We thank you for             FOR A PRESENTATION OF YOUR FUND'S
                                             your investment in AIM Emerging Growth           LONG-TERM PERFORMANCE RECORD, PLEASE
                                             Fund.                                            TURN TO PAGE 5.

AIM EMERGING GROWTH FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,        values and expenses may not be used to
                                             to estimate the expenses that you paid        estimate the actual ending account
As a shareholder of the Fund, you incur      over the period. Simply divide your           balance or expenses you paid for the
two types of costs: (1) transaction          account value by $1,000 (for example, an      period. You may use this information to
costs, which may include sales charges       $8,600 account value divided by $1,000 =      compare the ongoing costs of investing
(loads) on purchase payments; contingent     8.6), then multiply the result by the         in the Fund and other funds. To do so,
deferred sales charges on redemptions;       number in the table under the heading         compare this 5% hypothetical example
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During         with the 5% hypothetical examples that
ongoing costs, including management          Period" to estimate the expenses you          appear in the shareholder reports of the
fees; distribution and/or service fees       paid on your account during this period.      other funds.
(12b-1); and other Fund expenses. This
example is intended to help you              HYPOTHETICAL EXAMPLE FOR                         Please note that the expenses shown
understand your ongoing costs (in            COMPARISON PURPOSES                           in the table are meant to highlight your
dollars) of investing in the Fund and to                                                   ongoing costs only and do not reflect
compare these costs with ongoing costs       The table below also provides                 any transactional costs, such as sales
of investing in other mutual funds. The      information about hypothetical account        charges (loads) on purchase payments,
example is based on an investment of         values and hypothetical expenses based        contingent deferred sales charges on
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and        redemptions, and redemption fees, if
period and held for the entire period        an assumed rate of return of 5% per year      any. Therefore, the hypothetical
November 1, 2004, through April 30,          before expenses, which is not the Fund's      information is useful in comparing
2005.                                        actual return. The Fund's actual              ongoing costs only, and will not help
                                             cumulative total returns at net asset         you determine the relative total costs
ACTUAL EXPENSES                              value after expenses for the six months       of owning different funds. In addition,
                                             ended April 30, 2005, appear in the           if these transactional costs were
The table below provides information         table "Fund vs. Indexes" on page 2. The       included, your costs would have been
about actual account values and actual       hypothetical account                          higher.
expenses. You may use the information in
this table,

===================================================================================================================================
                                                        ACTUAL                                 HYPOTHETICAL
                                                                                  (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT       ENDING ACCOUNT            EXPENSES         ENDING ACCOUNT             EXPENSES
SHARE              VALUE                   VALUE                PAID DURING           VALUE                 PAID DURING
CLASS             (11/1/04)             (4/30/05)(1)            PERIOD(2,3)         (4/30/05)               PERIOD(2,4)
  A               $1,000.00               $996.90                  $ 8.86            $1,015.92                 $ 8.95
  B                1,000.00                993.70                   12.06             1,012.69                  12.18
  C                1,000.00                993.70                   12.06             1,012.69                  12.18

(1) The actual ending account value is based on the actual total return of the Fund for the period November 1, 2004, to April 30,
2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended April 30, 2005, appear in the table "Fund vs. Indexes" on page 2.

(2) Expenses are equal to the Fund's annualized expense ratio (1.79%, 2.44% and 2.44% for Class A, B, and C shares, respectively)
multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Effective on
January 1, 2005, the advisor contractually agreed to waive a portion of its advisory fees. The annualized expense ratios restated as if this agreement had been in effect throughout the most recent fiscal half year are 1.75%, 2.40% and 2.40% for Class A, B and C shares, respectively.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $8.66, $11.86 and $11.86 for Class A, B and C shares, respectively

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $8.75, $11.98 and $11.98 for Class A, B and C shares, respectively.

===================================================================================================================================

                                            [ARROW   For More Information Visit
                                            BUTTON   AIMinvestments.com
                                            IMAGE]

AIM EMERGING GROWTH FUND


YOUR FUND'S LONG-TERM PERFORMANCE

   Below you will find a presentation of your Fund's performance record for periods ended April 30, 2005, the close of the six-month period covered by this report.

   Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

   In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns as of March 31, 2005, the most recent calendar quarter-end.


=========================================   =========================================

AVERAGE ANNUAL TOTAL RETURNS                AVERAGE ANNUAL TOTAL RETURNS
As of 4/30/05, including applicable sales   As of 3/31/05, including applicable sales
charges                                     charges

CLASS A SHARES                              CLASS A SHARES
Inception (3/31/00)                -8.31%   Inception (3/31/00)                -7.55%
 5 Years                           -7.79     5 Years                           -7.55
 1 Year                            -3.86     1 Year                            -3.68

CLASS B SHARES                              CLASS B SHARES
Inception (3/31/00)                -8.06%   Inception (3/31/00)                -7.47%
 5 Years                           -7.71     5 Years                           -7.47
 1 Year                            -4.03     1 Year                            -3.77

CLASS C SHARES                              CLASS C SHARES
Inception (3/31/00)                -7.88%   Inception (3/31/00)                -7.12%
 5 Years                           -7.33     5 Years                           -7.12
 1 Year                            -0.03     1 Year                             0.23

=========================================   =========================================

THE PERFORMANCE DATA QUOTED REPRESENT       DO NOT REFLECT DEDUCTION OF TAXES A            CDSC ON CLASS B SHARES DECLINES FROM 5%
PAST PERFORMANCE AND CANNOT GUARANTEE       SHAREHOLDER WOULD PAY ON FUND                  BEGINNING AT THE TIME OF PURCHASE TO 0%
COMPARABLE FUTURE RESULTS; CURRENT          DISTRIBUTIONS OR SALE OF FUND SHARES.          AT THE BEGINNING OF THE SEVENTH YEAR.
PERFORMANCE MAY BE LOWER OR HIGHER.         INVESTMENT RETURN AND PRINCIPAL VALUE          THE CDSC ON CLASS C SHARES IS 1% FOR THE
PLEASE VISIT AIMINVESTMENTS.COM FOR THE     WILL FLUCTUATE SO THAT YOU MAY HAVE A          FIRST YEAR AFTER PURCHASE.
MOST RECENT MONTH-END PERFORMANCE.          GAIN OR LOSS WHEN YOU SELL SHARES.
PERFORMANCE FIGURES REFLECT REINVESTED                                                        THE PERFORMANCE OF THE FUND'S SHARE
DISTRIBUTIONS, CHANGES IN NET ASSET            CLASS A SHARE PERFORMANCE REFLECTS          CLASSES WILL DIFFER DUE TO DIFFERENT
VALUE AND THE EFFECT OF THE MAXIMUM         THE MAXIMUM 5.50% SALES CHARGE, AND            SALES CHARGE STRUCTURES AND CLASS
SALES CHARGE UNLESS OTHERWISE STATED.       CLASS B AND CLASS C SHARE PERFORMANCE          EXPENSES.
PERFORMANCE FIGURES                         REFLECTS THE APPLICABLE CONTINGENT
                                            DEFERRED SALES CHARGE (CDSC) FOR THE
                                            PERIOD INVOLVED. THE

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2005
(Unaudited)


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-99.44%

ADVERTISING-1.52%

Lamar Advertising Co.-Class A(a)                    46,500   $  1,738,170
=========================================================================

AEROSPACE & DEFENSE-0.71%

L-3 Communications Holdings, Inc.                   11,500        816,155
=========================================================================

APPAREL RETAIL-1.26%

Aeropostale, Inc.(a)                                26,400        737,352
-------------------------------------------------------------------------
Hot Topic, Inc.(a)(b)                               35,000        699,650
=========================================================================
                                                                1,437,002
=========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.72%

Fossil, Inc.(a)                                     35,500        825,730
=========================================================================

APPLICATION SOFTWARE-3.07%

Amdocs Ltd. (United Kingdom)(a)                     27,000        721,170
-------------------------------------------------------------------------
BEA Systems, Inc.(a)                                89,000        614,100
-------------------------------------------------------------------------
Catapult Communications Corp.(a)(b)                  6,384         94,356
-------------------------------------------------------------------------
Sonic Solutions(a)(b)                               55,000        807,950
-------------------------------------------------------------------------
Synopsys, Inc.(a)                                   39,500        649,380
-------------------------------------------------------------------------
TIBCO Software Inc.(a)                              88,500        631,890
=========================================================================
                                                                3,518,846
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-3.03%

Investors Financial Services Corp.(b)               59,000      2,475,050
-------------------------------------------------------------------------
Nuveen Investments-Class A(b)                       29,400        999,306
=========================================================================
                                                                3,474,356
=========================================================================

BIOTECHNOLOGY-4.67%

Amylin Pharmaceuticals, Inc.(a)(b)                  48,000        816,000
-------------------------------------------------------------------------
Digene Corp.(a)(b)                                  45,700        870,585
-------------------------------------------------------------------------
Eyetech Pharmaceuticals Inc.(a)(b)                  24,900        572,451
-------------------------------------------------------------------------
MedImmune, Inc.(a)                                  34,200        867,654
-------------------------------------------------------------------------
Neurocrine Biosciences, Inc.(a)(b)                  24,500        856,520
-------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(a)                        11,100        525,418
-------------------------------------------------------------------------
QLT Inc. (Canada)(a)                                78,100        837,232
=========================================================================
                                                                5,345,860
=========================================================================

BREWERS-0.71%

Molson Coors Brewing Co.-Class B(b)                 13,200        815,100
=========================================================================

BROADCASTING & CABLE TV-3.01%

Radio One, Inc.-Class D(a)(b)                       72,700        950,189
-------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)            95,000      2,497,550
=========================================================================
                                                                3,447,739
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


BUILDING PRODUCTS-1.09%

American Standard Cos. Inc.                         19,900   $    889,729
-------------------------------------------------------------------------
York International Corp.                             9,000        352,170
=========================================================================
                                                                1,241,899
=========================================================================

CASINOS & GAMING-1.67%

Aztar Corp.(a)(b)                                   27,000        737,370
-------------------------------------------------------------------------
International Game Technology                       26,000        699,140
-------------------------------------------------------------------------
Multimedia Games, Inc.(a)(b)                        60,000        474,600
=========================================================================
                                                                1,911,110
=========================================================================

COMMUNICATIONS EQUIPMENT-1.00%

Juniper Networks, Inc.(a)                           41,400        935,226
-------------------------------------------------------------------------
Tekelec(a)(b)                                       15,000        204,150
=========================================================================
                                                                1,139,376
=========================================================================

COMPUTER STORAGE & PERIPHERALS-1.00%

Brocade Communications Systems, Inc.(a)(b)         100,000        436,000
-------------------------------------------------------------------------
Electronics for Imaging, Inc.(a)(b)                 43,000        706,060
=========================================================================
                                                                1,142,060
=========================================================================

CONSTRUCTION & ENGINEERING-0.67%

Perini Corp.(a)(b)                                  55,000        762,300
=========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.48%

Terex Corp.(a)                                      14,700        549,486
=========================================================================

CONSUMER ELECTRONICS-0.46%

Harman International Industries, Inc.                6,700        526,486
=========================================================================

CONSUMER FINANCE-0.62%

SLM Corp.                                           14,800        705,072
=========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-5.95%

Affiliated Computer Services, Inc.-Class A(a)       23,300      1,110,711
-------------------------------------------------------------------------
Alliance Data Systems Corp.(a)                      67,100      2,710,840
-------------------------------------------------------------------------
Fiserv, Inc.(a)                                     30,000      1,269,000
-------------------------------------------------------------------------
Iron Mountain Inc.(a)                               58,000      1,722,600
=========================================================================
                                                                6,813,151
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-5.09%

ARAMARK Corp.-Class B                               42,000      1,029,420
-------------------------------------------------------------------------
Career Education Corp.(a)                           17,800        559,632
-------------------------------------------------------------------------
ChoicePoint Inc.(a)                                 31,900      1,259,093
-------------------------------------------------------------------------
Cintas Corp.                                        30,700      1,184,713
-------------------------------------------------------------------------
CoStar Group Inc.(a)                                13,500        533,925
-------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES-(CONTINUED)

Jackson Hewitt Tax Service Inc.                     42,100   $    775,482
-------------------------------------------------------------------------
Sirva Inc.(a)(b)                                    70,000        488,600
=========================================================================
                                                                5,830,865
=========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.76%

EnerSys(a)(b)                                       92,300        870,389
=========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-2.15%

Amphenol Corp.-Class A                              16,500        650,760
-------------------------------------------------------------------------
Cogent Inc.(a)                                      24,600        553,500
-------------------------------------------------------------------------
Identix Inc.(a)(b)                                 110,000        581,900
-------------------------------------------------------------------------
Photon Dynamics, Inc.(a)(b)                         35,000        677,250
=========================================================================
                                                                2,463,410
=========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.67%

Molex Inc.                                          12,300        312,543
-------------------------------------------------------------------------
Staktek Holdings Inc.(a)                           125,000        451,250
=========================================================================
                                                                  763,793
=========================================================================

GENERAL MERCHANDISE STORES-0.60%

Tuesday Morning Corp.(a)(b)                         26,300        690,638
=========================================================================

HEALTH CARE EQUIPMENT-9.14%

Adeza Biomedical Corp.(a)                           50,300        641,325
-------------------------------------------------------------------------
Biomet, Inc.                                        33,000      1,276,770
-------------------------------------------------------------------------
Cytyc Corp.(a)                                      60,400      1,287,124
-------------------------------------------------------------------------
Fisher Scientific International Inc.(a)             28,000      1,662,640
-------------------------------------------------------------------------
IntraLase Corp.(a)(b)                               50,000        836,000
-------------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                           28,400      1,745,180
-------------------------------------------------------------------------
Kyphon Inc.(a)(b)                                   30,000        784,500
-------------------------------------------------------------------------
PerkinElmer, Inc.                                   35,000        647,500
-------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                     20,100        678,174
-------------------------------------------------------------------------
Waters Corp.(a)                                     22,700        899,601
=========================================================================
                                                               10,458,814
=========================================================================

HEALTH CARE FACILITIES-0.60%

Triad Hospitals, Inc.(a)                            13,300        681,625
=========================================================================

HEALTH CARE SERVICES-3.05%

Cerner Corp.(a)(c)                                  14,000        812,840
-------------------------------------------------------------------------
DaVita, Inc.(a)                                     32,000      1,289,600
-------------------------------------------------------------------------
HealthExtras, Inc.(a)(b)                            49,715        822,783
-------------------------------------------------------------------------
Omnicare, Inc.                                      16,500        572,055
=========================================================================
                                                                3,497,278
=========================================================================

HEALTH CARE SUPPLIES-1.88%

Advanced Medical Optics, Inc.(a)(b)                 29,100      1,076,118
-------------------------------------------------------------------------
Cooper Cos., Inc. (The)                              6,600        445,830
-------------------------------------------------------------------------
Millipore Corp.(a)                                  13,000        626,860
=========================================================================
                                                                2,148,808
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


HOTELS, RESORTS & CRUISE LINES-1.12%

Royal Caribbean Caribbean Cruises Ltd.
  (Liberia)(b)                                      30,400   $  1,277,408
=========================================================================

HOUSEHOLD APPLIANCES-1.04%

Blount International, Inc.(a)(b)                    80,200      1,187,762
=========================================================================

INDUSTRIAL CONGLOMERATES-1.09%

Textron Inc.                                        16,600      1,250,810
=========================================================================

INDUSTRIAL GASES-0.32%

Airgas, Inc.                                        16,900        370,448
=========================================================================

INDUSTRIAL MACHINERY-1.75%

Dover Corp.                                         20,600        749,016
-------------------------------------------------------------------------
Nordson Corp.                                       18,800        605,736
-------------------------------------------------------------------------
Pentair, Inc.                                       16,300        648,414
=========================================================================
                                                                2,003,166
=========================================================================

INTERNET SOFTWARE & SERVICES-0.81%

VeriSign, Inc.(a)                                   35,000        926,100
=========================================================================

IT CONSULTING & OTHER SERVICES-1.75%

Acxiom Corp.                                        25,000        475,000
-------------------------------------------------------------------------
Perot Systems Corp.-Class A(a)(b)                   40,600        512,778
-------------------------------------------------------------------------
TNS Inc.(a)(b)                                      55,000      1,020,800
=========================================================================
                                                                2,008,578
=========================================================================

LEISURE FACILITIES-0.63%

Speedway Motorsports, Inc.(b)                       21,000        720,300
=========================================================================

METAL & GLASS CONTAINERS-0.56%

Owens-Illinois, Inc.(a)                             26,000        637,520
=========================================================================

MOVIES & ENTERTAINMENT-0.89%

Regal Entertainment Group-Class A(b)                50,000      1,014,500
=========================================================================

OFFICE SERVICES & SUPPLIES-0.79%

Mine Safety Appliances Co.(b)                       25,200        899,640
=========================================================================

OIL & GAS DRILLING-1.32%

ENSCO International Inc.                            34,400      1,121,440
-------------------------------------------------------------------------
Rowan Cos., Inc.                                    14,800        392,644
=========================================================================
                                                                1,514,084
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.49%

BJ Services Co.                                     11,600        565,500
=========================================================================

PAPER PRODUCTS-0.23%

Sappi Ltd.-ADR (South Africa)                       26,000        259,480
=========================================================================

PHARMACEUTICALS-4.66%

Endo Pharmaceuticals Holdings Inc.(a)               33,600        666,960
-------------------------------------------------------------------------
Impax Laboratories, Inc.(a)(b)                      27,300        444,171
-------------------------------------------------------------------------
IVAX Corp.(a)                                       62,500      1,181,250
-------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(b)             35,900      1,008,790
-------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
PHARMACEUTICALS-(CONTINUED)

MGI Pharma, Inc.(a)(b)                              50,100   $  1,104,705
-------------------------------------------------------------------------
Valeant Pharmaceuticals International               45,000        933,750
=========================================================================
                                                                5,339,626
=========================================================================

PUBLISHING-0.67%

Dow Jones & Co., Inc.(b)                            23,000        769,120
=========================================================================

REGIONAL BANKS-0.76%

Amegy Bancorp., Inc.(b)                             52,100        864,860
=========================================================================

RESTAURANTS-1.65%

RARE Hospitality International, Inc.(a)             33,200        923,624
-------------------------------------------------------------------------
Ruby Tuesday, Inc.(b)                               43,100        969,750
=========================================================================
                                                                1,893,374
=========================================================================

SEMICONDUCTOR EQUIPMENT-2.70%

Cascade Microtech, Inc.(a)                          50,000        539,500
-------------------------------------------------------------------------
KLA-Tencor Corp.                                    35,800      1,396,916
-------------------------------------------------------------------------
Novellus Systems, Inc.(a)                           49,400      1,157,442
=========================================================================
                                                                3,093,858
=========================================================================

SEMICONDUCTORS-8.52%

Altera Corp.(a)                                     51,000      1,057,230
-------------------------------------------------------------------------
AMIS Holdings, Inc.(a)                              94,000      1,058,440
-------------------------------------------------------------------------
ATI Technologies Inc. (Canada)(a)                   45,000        666,000
-------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                           31,000        927,210
-------------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)                 56,300      1,028,601
-------------------------------------------------------------------------
Maxim Integrated Products, Inc.                     46,400      1,735,360
-------------------------------------------------------------------------
Microchip Technology Inc.                           66,000      1,879,680
-------------------------------------------------------------------------
Micron Technology, Inc.(a)                          58,900        571,919
-------------------------------------------------------------------------
Semtech Corp.(a)                                    49,200        830,988
=========================================================================
                                                                9,755,428
=========================================================================

SOFT DRINKS-0.73%

Coca-Cola Enterprises Inc.                          41,300        838,390
=========================================================================

SPECIALIZED FINANCE-1.03%

Chicago Mercantile Exchange Holdings Inc.            3,300        645,216
-------------------------------------------------------------------------
Primus Guaranty, Ltd. (Bermuda)(a)(b)               47,000        535,800
=========================================================================
                                                                1,181,016
=========================================================================

SPECIALTY CHEMICALS-0.41%

Nalco Holding Co.(a)                                26,300        473,400
=========================================================================

SPECIALTY STORES-4.68%

Bed Bath & Beyond Inc.(a)                           26,700        993,507
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

SPECIALTY STORES-(CONTINUED)

Cost Plus, Inc.(a)                                  25,000   $    579,750
-------------------------------------------------------------------------
Linens 'n Things, Inc.(a)                           53,000      1,236,490
-------------------------------------------------------------------------
PETCO Animal Supplies, Inc.(a)                      36,300      1,136,190
-------------------------------------------------------------------------
Staples, Inc.                                       74,100      1,413,087
=========================================================================
                                                                5,359,024
=========================================================================

SYSTEMS SOFTWARE-1.62%

Internet Security Systems, Inc.(a)(b)               20,400        396,780
-------------------------------------------------------------------------
McAfee Inc.(a)                                      39,800        832,218
-------------------------------------------------------------------------
RSA Security Inc.(a)                                58,500        628,290
=========================================================================
                                                                1,857,288
=========================================================================

TECHNOLOGY DISTRIBUTORS-1.68%

CDW Corp.                                           29,600      1,618,824
-------------------------------------------------------------------------
PC Connection, Inc.(a)(b)                           53,000        305,280
=========================================================================
                                                                1,924,104
=========================================================================

THRIFTS & MORTGAGE FINANCE-1.36%

Independence Community Bank Corp.                   26,300        938,384
-------------------------------------------------------------------------
New York Community Bancorp, Inc.(b)                 35,000        619,500
=========================================================================
                                                                1,557,884
=========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.60%

WESCO International, Inc.(a)(b)                     28,200        681,876
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $120,070,897)                           113,840,062
=========================================================================
TOTAL INVESTMENTS-99.44% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $120,070,897)                 113,840,062
=========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED MONEY MARKET
  FUNDS-17.51%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                   20,051,896     20,051,896
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $20,051,896)                                       20,051,896
=========================================================================
TOTAL INVESTMENTS-116.95% (Cost $140,122,793)                 133,891,958
=========================================================================
OTHER ASSETS LESS LIABILITIES-(16.95%)                        (19,405,553)
=========================================================================
NET ASSETS-100.00%                                           $114,486,405
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at April 30, 2005.
(c) A portion of this security is subject to call options written. See Note 1F and Note 9.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.
See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $120,070,897)*                               $ 113,840,062
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $20,051,896)                              20,051,896
============================================================
    Total investments (cost $140,122,793)        133,891,958
============================================================
Receivables for:
  Investments sold                                 4,458,645
------------------------------------------------------------
  Fund shares sold                                    40,135
------------------------------------------------------------
  Dividends                                           28,561
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                20,787
------------------------------------------------------------
Other assets                                          14,507
============================================================
    Total assets                                 138,454,593
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            2,991,578
------------------------------------------------------------
  Fund shares reacquired                             272,385
------------------------------------------------------------
  Amount due custodian                               349,489
------------------------------------------------------------
  Options written, at market value (premiums
    received $59,643)                                 69,300
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  25,957
------------------------------------------------------------
  Collateral upon return of securities loaned     20,051,896
------------------------------------------------------------
Accrued distribution fees                             59,914
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             1,400
------------------------------------------------------------
Accrued transfer agent fees                          113,089
------------------------------------------------------------
Accrued operating expenses                            33,180
============================================================
    Total liabilities                             23,968,188
============================================================
Net assets applicable to shares outstanding    $ 114,486,405
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 242,192,770
------------------------------------------------------------
Undistributed net investment income (loss)        (1,053,317)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts    (120,412,556)
------------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities and option contracts      (6,240,492)
============================================================
                                               $ 114,486,405
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $  64,269,947
____________________________________________________________
============================================================
Class B                                        $  37,139,697
____________________________________________________________
============================================================
Class C                                        $  13,076,761
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                            9,919,110
____________________________________________________________
============================================================
Class B                                            5,922,152
____________________________________________________________
============================================================
Class C                                            2,086,092
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $        6.48
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.48 divided by
      94.50%)                                  $        6.86
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $        6.27
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $        6.27
____________________________________________________________
============================================================

* At April 30, 2005, securities with an aggregate market value of $19,458,786 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends                                                     $    290,724
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $9,739 after rebates of
  $161,847)                                                         58,144
==========================================================================
    Total investment income                                        348,868
==========================================================================

EXPENSES:

Advisory fees                                                      562,981
--------------------------------------------------------------------------
Administrative services fees                                        24,795
--------------------------------------------------------------------------
Custodian fees                                                      18,623
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          128,697
--------------------------------------------------------------------------
  Class B                                                          216,448
--------------------------------------------------------------------------
  Class C                                                           78,176
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B and C                            309,321
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                            9,752
--------------------------------------------------------------------------
Other                                                               91,729
==========================================================================
    Total expenses                                               1,440,522
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                     (63,826)
==========================================================================
    Net expenses                                                 1,376,696
==========================================================================
Net investment income (loss)                                    (1,027,828)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities (includes gains from securities sold
    to affiliates of $588,974)                                  15,539,623
--------------------------------------------------------------------------
  Option contracts written                                         166,419
==========================================================================
                                                                15,706,042
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (13,855,611)
--------------------------------------------------------------------------
  Option contracts written                                           2,441
==========================================================================
                                                               (13,853,170)
==========================================================================
Net gain from investment securities and option contracts         1,852,872
==========================================================================
Net increase in net assets resulting from operations          $    825,044
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2005 and the year ended October 31, 2004 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,027,828)   $ (2,411,881)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and option
    contracts                                                   15,706,042      11,194,293
------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                              --         169,395
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                 (13,853,170)       (324,935)
==========================================================================================
    Net increase in net assets resulting from operations           825,044       8,626,872
==========================================================================================
Share transactions-net:
  Class A                                                      (12,218,902)    (10,324,662)
------------------------------------------------------------------------------------------
  Class B                                                       (8,085,770)     (6,486,902)
------------------------------------------------------------------------------------------
  Class C                                                       (3,671,778)     (4,428,000)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (23,976,450)    (21,239,564)
==========================================================================================
    Net increase (decrease) in net assets                      (23,151,406)    (12,612,692)
==========================================================================================

NET ASSETS:

  Beginning of period                                          137,637,811     150,250,503
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(1,053,317) and $(25,489),
    respectively).                                            $114,486,405    $137,637,811
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Emerging Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund paid an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $1 billion                                                 0.85%
----------------------------------------------------------------------
Over $1 billion                                                  0.80%
______________________________________________________________________
======================================================================


    Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $250 million                                              0.745%
----------------------------------------------------------------------
Next $250 million                                                0.73%
----------------------------------------------------------------------
Next $500 million                                               0.715%
----------------------------------------------------------------------
Next $1.5 billion                                                0.70%
----------------------------------------------------------------------
Next $2.5 billion                                               0.685%
----------------------------------------------------------------------
Next $2.5 billion                                                0.67%
----------------------------------------------------------------------
Next $2.5 billion                                               0.655%
----------------------------------------------------------------------
Over $10 billion                                                 0.64%
______________________________________________________________________
======================================================================

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended April 30, 2005, AIM waived fees of $45,132.

    For the six months ended April 30, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $16,948 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended April 30, 2005, AIM was paid $24,795.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended April 30, 2005, the Fund paid AISI $309,321.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2005, the Class A, Class B and Class C shares paid $128,697, $216,448 and $78,176, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2005, ADI advised the Fund that it retained $11,435 in front-end sales commissions from the sale of Class A shares and $0, $9,486 and $2,268 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended April 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                           UNREALIZED
                        MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                      10/31/04        AT COST        FROM SALES      (DEPRECIATION)      04/30/05       INCOME     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional Class   $ 1,571,116     $ 27,935,462    $ (29,506,578)      $    --          $    --       $23,974       $    --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class     1,571,116       27,935,462      (29,506,578)           --               --        24,431            --
==================================================================================================================================
  Subtotal              $ 3,142,232     $ 55,870,924    $ (59,013,156)      $    --          $    --       $48,405       $    --
==================================================================================================================================

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                           UNREALIZED
                        MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE    DIVIDEND     REALIZED
FUND                      10/31/04        AT COST        FROM SALES      (DEPRECIATION)      04/30/05      INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional Class   $19,937,670     $ 15,660,401    $ (35,598,071)       $   --        $        --     $ 5,079       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class            --       51,597,527      (31,545,631)           --         20,051,896       4,660           --
==================================================================================================================================
  Subtotal              $19,937,670     $ 67,257,928    $ (67,143,702)       $   --        $20,051,896     $ 9,739       $   --
==================================================================================================================================
  Total                 $23,079,902     $123,128,852    $(126,156,858)       $   --        $20,051,896     $58,144       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of rebates.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended April 30, 2005, the Fund engaged in securities purchases of $1,415,167 and sales of $3,515,749, which resulted in net realized gains of $588,974.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended April 30, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $1,746.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended April 30, 2005, the Fund paid legal fees of $2,087 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2005, securities with an aggregate value of $19,458,786 were on loan to brokers. The loans were secured by cash collateral of $20,051,896 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended April 30, 2005, the Fund received dividends on cash collateral of $9,739 for securities lending transactions, which are net of rebates.

NOTE 9--OPTION CONTRACTS WRITTEN

                                              TRANSACTIONS DURING THE PERIOD
--------------------------------------------------------------------------------------------------------------------------
                                                                                           CALL OPTION CONTRACTS
                                                                                  ----------------------------------------
                                                                                      NUMBER OF              PREMIUMS
                                                                                      CONTRACTS              RECEIVED
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                      1,120              $  53,810
--------------------------------------------------------------------------------------------------------------------------
Written                                                                                  2,576                268,262
--------------------------------------------------------------------------------------------------------------------------
Closed                                                                                    (575)               (53,088)
--------------------------------------------------------------------------------------------------------------------------
Exercised                                                                                 (470)               (39,299)
--------------------------------------------------------------------------------------------------------------------------
Expired                                                                                 (2,511)              (170,042)
==========================================================================================================================
End of period                                                                              140              $  59,643
__________________________________________________________________________________________________________________________
==========================================================================================================================

                                           OPEN CALL OPTIONS WRITTEN AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                APRIL 30,        UNREALIZED
                                                CONTRACT    STRIKE    NUMBER OF    PREMIUMS        2005         APPRECIATION
                                                 MONTH      PRICE     CONTRACTS    RECEIVED    MARKET VALUE    (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------
Cerner Corp.                                     Jun-05     $55.0        140       $59,643       $69,300          $(9,657)
_____________________________________________________________________________________________________________________________
=============================================================================================================================

NOTE 10--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                $ 90,508,026
-----------------------------------------------------------------------------
October 31, 2010                                                  45,298,855
=============================================================================
Total capital loss carryforward                                 $135,806,881
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2005 was $139,896,256 and $162,086,492, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $  4,012,219
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (10,491,841)
==============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                     $ (6,479,622)
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $140,371,580.

NOTE 12--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(A)
----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    APRIL 30, 2005               OCTOBER 31, 2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        999,159    $  6,866,671     3,854,496    $ 24,594,620
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        257,587       1,712,387     1,227,703       7,585,746
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        125,622         832,787       736,110       4,643,791
----------------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         84,404         573,295       148,160         960,281
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (87,084)       (573,295)     (152,130)       (960,281)
----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (2,860,509)    (19,658,868)   (5,641,488)    (35,879,563)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,386,369)     (9,224,862)   (2,119,216)    (13,112,367)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (677,360)     (4,504,565)   (1,449,746)     (9,071,791)
======================================================================================================================
                                                              (3,544,550)   $(23,976,450)   (3,396,111)   $(21,239,564)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the fund and it owns 6% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund. AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

NOTE 13--SIGNIFICANT EVENT

The Board of Trustees of the Trust ("Seller") unanimously approved, on March 22, 2005, an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund ("Selling Fund") a series of Seller, would transfer all of its assets to AIM Aggressive Growth Fund ("Buying Fund"), a series of AIM Equity Funds ("the Reorganization"). Upon closing of the transaction, shareholders of Selling Fund will receive a corresponding class of shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund will cease operations.

  The Agreement requires approval of Selling Fund shareholders. The Fund currently intends to submit the Agreement to the shareholders for their consideration at a meeting to be held on or around June 28, 2005. Additional information regarding the Agreement will be included in proxy materials to be mailed to shareholders for consideration. If the Agreement is approved by the shareholders of Selling Fund and certain conditions required by the Agreement are satisfied, the transaction is expected to become effective shortly thereafter.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  CLASS A
                                           --------------------------------------------------------------------------------------
                                                                                                                  MARCH 31, 2000
                                           SIX MONTHS                                                            (DATE OPERATIONS
                                             ENDED                       YEAR ENDED OCTOBER 31,                   COMMENCED) TO
                                           APRIL 30,        -------------------------------------------------      OCTOBER 31,
                                              2005           2004          2003          2002          2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  6.50         $  6.11       $  4.12       $  5.46       $ 10.50        $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.05)          (0.08)(a)     (0.07)(a)     (0.08)(a)     (0.10)          (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.03            0.46          2.06         (1.26)        (4.51)           0.54
=================================================================================================================================
  Net increase from payments by
    affiliates                                   --            0.01            --            --            --              --
=================================================================================================================================
    Total from investment operations          (0.02)           0.39          1.99         (1.34)        (4.61)           0.50
=================================================================================================================================
Less distributions from net realized
  gains                                          --              --            --            --         (0.43)             --
=================================================================================================================================
Net asset value, end of period              $  6.48         $  6.50       $  6.11       $  4.12       $  5.46        $  10.50
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                               (0.31)%          6.38%(c)     48.30%       (24.54)%      (45.37)%          5.00%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $64,270         $75,978       $81,428       $51,822       $81,114        $147,101
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                             1.79%(d)        1.84%         2.07%         1.89%         1.71%           1.68%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                             1.89%(d)        1.86%         2.07%         1.89%         1.83%           1.68%(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (1.26)%(d)      (1.30)%       (1.48)%       (1.54)%       (1.32)%         (1.04)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                      109%            264%          414%          407%          242%            111%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 6.22%.
(d) Ratios are annualized and based on average daily net assets of $74,150,881.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                  CLASS B
                                           --------------------------------------------------------------------------------------
                                                                                                                  MARCH 31, 2000
                                           SIX MONTHS                                                            (DATE OPERATIONS
                                             ENDED                       YEAR ENDED OCTOBER 31,                   COMMENCED) TO
                                           APRIL 30,        -------------------------------------------------      OCTOBER 31,
                                              2005           2004          2003          2002          2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  6.31         $  5.97       $  4.05       $  5.40       $ 10.47        $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.07)          (0.12)(a)     (0.10)(a)     (0.12)(a)     (0.14)         (0.07)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.03            0.45          2.02         (1.23)        (4.50)          0.54
---------------------------------------------------------------------------------------------------------------------------------
  Net increase from payments by
    affiliates                                   --            0.01            --            --            --             --
=================================================================================================================================
    Total from investment operations          (0.04)           0.34          1.92         (1.35)        (4.64)          0.47
=================================================================================================================================
Less distributions from net realized
  gains                                          --              --            --            --         (0.43)            --
=================================================================================================================================
Net asset value, end of period              $  6.27         $  6.31       $  5.97       $  4.05       $  5.40        $ 10.47
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                               (0.63)%          5.70%(c)     47.41%       (25.00)%      (45.81)%         4.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $37,140         $45,027       $48,830       $36,060       $58,019        $94,740
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                             2.44%(d)        2.49%         2.72%         2.55%         2.36%          2.37%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                             2.54%(d)        2.51%         2.72%         2.55%         2.48%          2.37%(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (1.91)%(d)      (1.95)%       (2.13)%       (2.19)%       (1.98)%        (1.73)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                      109%            264%          414%          407%          242%           111%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 5.53%.
(d) Ratios are annualized and based on average daily net assets of $43,648,318.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                  CLASS C
                                           --------------------------------------------------------------------------------------
                                                                                                                  MARCH 31, 2000
                                           SIX MONTHS                                                            (DATE OPERATIONS
                                             ENDED                       YEAR ENDED OCTOBER 31,                   COMMENCED) TO
                                           APRIL 30,        -------------------------------------------------      OCTOBER 31,
                                              2005           2004          2003          2002          2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  6.31         $  5.97       $  4.05       $  5.40       $ 10.46        $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.07)          (0.12)(a)     (0.10)(a)     (0.12)(a)     (0.14)         (0.07)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.03            0.45          2.02         (1.23)        (4.49)          0.53
---------------------------------------------------------------------------------------------------------------------------------
  Net increase from payments by
    affiliates                                   --            0.01            --            --            --             --
=================================================================================================================================
    Total from investment operations          (0.04)           0.34          1.92         (1.35)        (4.63)          0.46
=================================================================================================================================
Less distributions from net realized
  gains                                          --              --            --            --         (0.43)            --
=================================================================================================================================
Net asset value, end of period              $  6.27         $  6.31       $  5.97       $  4.05       $  5.40        $ 10.46
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                               (0.63)%          5.70%(c)     47.41%       (25.00)%      (45.76)%         4.60%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $13,077         $16,633       $19,992       $17,194       $26,483        $41,361
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                             2.44%(d)        2.49%         2.72%         2.55%         2.36%          2.37%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                             2.54%(d)        2.51%         2.72%         2.55%         2.48%          2.37%(e)
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (1.91)%(d)      (1.95)%       (2.13)%       (2.19)%       (1.98)%        (1.73)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                      109%            264%          414%          407%          242%           111%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholders transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor has agreed to pay for an economic loss due to a trading error. Total return before reimbursement by the advisor was 5.53%.
(d) Ratios are annualized and based on average daily net assets of $15,764,745.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including, among others, the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and/or investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  As part of the settlements, IFG agreed to pay a total of $325 million (including $110 million in civil penalties). Additionally, AIM and ADI agreed to pay a total of $50 million (including $30 million in civil penalties). These settlement funds will be made available for distribution to the shareholders of the applicable AIM Funds that were harmed by market timing activity, and may (or may not) increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these settlement funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related issues in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
Frank S. Bayley                   President                                     Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Mark H. Williamson
Chair                             Executive Vice President                      INVESTMENT ADVISOR
Albert R. Dowden                                                                A I M Advisors, Inc.
Edward K. Dunn Jr.                Lisa O. Brinkley                              11 Greenway Plaza
Jack M. Fields                    Senior Vice President and Chief Compliance    Suite 100
Carl Frischling                   Officer                                       Houston, TX 77046-1173
Robert H. Graham
Gerald J. Lewis                   Russell C. Burk                               TRANSFER AGENT
Prema Mathai-Davis                Senior Vice President (Senior Officer)        AIM Investment Services, Inc.
Lewis F. Pennock                                                                P.O. Box 4739
Ruth H. Quigley                   Kevin M. Carome                               Houston, TX 77210-4739
Larry Soll                        Senior Vice President, Secretary and Chief
Mark H. Williamson                Legal Officer                                 CUSTODIAN
                                                                                State Street Bank and Trust Company
                                  Sidney M. Dilgren                             225 Franklin Street
                                  Vice President and Treasurer                  Boston, MA 02110-2801
                                  J. Philip Ferguson
                                  Vice President                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
                                  Karen Dunn Kelley                             Andrews & Ingersoll, LLP
                                  Vice President                                1735 Market Street, 51st Floor
                                                                                Philadelphia, PA 19103-7599

                                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                1177 Avenue of the Americas
                                                                                New York, NY 10036-2714

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

     DOMESTIC EQUITY                                        SECTOR EQUITY

AIM Aggressive Growth Fund                        AIM Advantage Health Sciences Fund(1)
AIM Basic Balanced Fund*                          AIM Energy Fund(1)
AIM Basic Value Fund                              AIM Financial Services Fund(1)
AIM Blue Chip Fund                                AIM Global Health Care Fund
AIM Capital Development Fund                      AIM Global Real Estate Fund
AIM Charter Fund                                  AIM Gold & Precious Metals Fund(1)
AIM Constellation Fund                            AIM Leisure Fund(1)
AIM Diversified Dividend Fund                     AIM Multi-Sector Fund(1)
AIM Dynamics Fund1                                AIM Real Estate Fund(7)
AIM Large Cap Basic Value Fund                    AIM Technology Fund(1)
AIM Large Cap Growth Fund                         AIM Utilities Fund(1)
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(2)                           FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                          TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                        AIM Floating Rate Fund
AIM Premier Equity Fund                           AIM High Yield Fund
AIM S&P 500 Index Fund(1)                         AIM Income Fund
AIM Select Equity Fund                            AIM Intermediate Government Fund
AIM Small Cap Equity Fund(3)                      AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund(4)                      AIM Money Market Fund
AIM Small Company Growth Fund(1)                  AIM Short Term Bond Fund
AIM Trimark Endeavor Fund                         AIM Total Return Bond Fund
AIM Trimark Small Companies Fund                  Premier Portfolio
AIM Weingarten Fund                               Premier U.S. Government Money Portfolio(1)

*Domestic equity and income fund                  TAX-FREE

      INTERNATIONAL/GLOBAL EQUITY                 AIM High Income Municipal Fund
                                                  AIM Municipal Bond Fund
AIM Asia Pacific Growth Fund                      AIM Tax-Exempt Cash Fund
AIM Developing Markets Fund                       AIM Tax-Free Intermediate Fund
AIM European Growth Fund                          Premier Tax-Exempt Portfolio
AIM European Small Company Fund(5)
AIM Global Aggressive Growth Fund                      AIM ALLOCATION SOLUTIONS
AIM Global Equity Fund
AIM Global Growth Fund                            AIM Conservative Allocation Fund
AIM Global Value Fund                             AIM Growth Allocation Fund(8)
AIM International Core Equity Fund(1)             AIM Moderate Allocation Fund
AIM International Growth Fund                     AIM Moderate Growth Allocation Fund
AIM International Small Company Fund(6)           AIM Moderately Conservative Allocation Fund
AIM Trimark Fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7) As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after July 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $131 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $375 billion in assets under management. Data as of March 31, 2005.

================================================================================
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
================================================================================

AIMinvestments.com                 EMG-SAR-1           A I M Distributors, Inc.


[YOUR GOALS. OUR SOLUTIONS.]
  --Registered Trademark--

Mutual   Retirement    Annuities  College    Separately   Offshore   Cash
Funds    Products                 Savings    Managed      Products   Management
                                  Plans      Accounts

                                                         [AIM INVESTMENTS LOGO]
                                                       --Registered Trademark--

                                                  AIM Large Cap Basic Value Fund
                              Semiannual Report to Shareholders o April 30, 2005


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
   --Registered Trademark--                        --Registered Trademark--

AIM LARGE CAP BASIC VALUE FUND seeks to provide long-term growth of capital.

o Unless otherwise stated, information presented in this report is as of April 30, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             net asset values for shareholder
                                                                                           transactions and the returns based on
o Effective September 30, 2003, Class B      o The unmanaged Standard & Poor's             those net asset values may differ from
shares are not available as an               Composite Index of 500 Stocks (the S&P        the net asset values and returns
investment for retirement plans              500 --Registered Trademark-- Index) is        reported in the Financial Highlights.
maintained pursuant to Section 401 of        an index of common stocks frequently
the Internal Revenue Code, including         used as a general measure of U.S. stock       o Industry classifications used in this
401(k) plans, money purchase pension         market performance.                           report are generally according to the
plans and profit sharing plans. Plans                                                      Global Industry Classification Standard,
that have existing accounts invested in      o The unmanaged Lipper Large-Cap Value        which was developed by and is the
Class B shares will continue to be           Fund Index represents an average of the       exclusive property and a service mark of
allowed to make additional purchases.        performance of the 30 largest large-          Morgan Stanley Capital International
                                             capitalization value funds tracked by         Inc. and Standard & Poor's.
o Class R shares are available only to       Lipper, Inc., an independent mutual fund
certain retirement plans. Please see the     performance monitor.                          The Fund provides a complete list of its
prospectus for more information.                                                           holdings four times in each fiscal year,
                                             o The unmanaged Russell 1000--Registered      at the quarter-ends. For the second and
o Investor Class shares are closed to        Trademark-- Value Index is a subset of        fourth quarters, the lists appear in the
most investors. For more information on      the unmanaged Russell 1000--Registered        Fund's semiannual and annual reports to
who may continue to invest in the            Trademark-- Index, which represents the       shareholders. For the first and third
Investor Class shares, please see the        performance of the stocks of                  quarters, the Fund files the lists with
prospectus.                                  large-capitalization companies; the           the Securities and Exchange Commission
                                             Value subset measures the performance of      (SEC) on Form N-Q. Shareholders can look
PRINCIPAL RISKS OF INVESTING IN THE FUND     Russell 1000 companies with lower             up the Fund's Forms N-Q on the SEC's Web
                                             price/book ratios and lower forecasted        site at sec.gov. Copies of the Fund's
o The Fund may invest up to 25% of its       growth values.                                Forms N-Q may be reviewed and copied at
assets in the securities of non-U.S.                                                       the SEC's Public Reference Room at 450
issuers. International investing             o The Fund is not managed to track the        Fifth Street, N.W., Washington, D.C.
presents certain risks not associated        performance of any particular index,          20549-0102. You can obtain information
with investing solely in the United          including the indexes defined here, and       on the operation of the Public Reference
States. These include risks relating to      consequently, the performance of the          Room, including information about
fluctuations in the value of the U.S.        Fund may deviate significantly from the       duplicating fee charges, by calling
dollar relative to the values of other       performance of the index.                     1-202-942-8090 or 1-800-732-0330, or by
currencies, the custody arrangements                                                       electronic request at the following
made for the Fund's foreign holdings,        o A direct investment cannot be made in       e-mail address: publicinfo@sec.gov. The
differences in accounting, political         an index. Unless otherwise indicated,         SEC file numbers for the Fund are
risks and the lesser degree of public        index results include reinvested              811-1424 and 2-25469. The Fund's most
information required to be provided by       dividends, and they do not reflect sales      recent portfolio holdings, as filed on
non-U.S. companies.                          charges. Performance of an index of           Form N-Q, are also available at
                                             funds reflects fund expenses;                 AIMinvestments.com.
o Although investments in initial public     performance of a market index does not.
offerings (IPOs) have had a positive                                                       A description of the policies and
impact on the Fund's performance in the      OTHER INFORMATION                             procedures that the Fund uses to
past, there can be no assurance that the                                                   determine how to vote proxies relating
Fund will have favorable IPO investment      o The returns shown in management's           to portfolio securities is available
opportunities in the future. Attractive      discussion of Fund performance are based      without charge, upon request, from our
IPOs are often oversubscribed and may        on net asset values calculated for            Client Services department at
not be available to the Fund, or may be      shareholder transactions. Generally           800-959-4246 or on the AIM Web site,
available in only very limited               accepted accounting principles require        AIMinvestments.com. On the home page,
quantities. For additional information       adjustments to be made to the net assets      scroll down and click on AIM Funds Proxy
regarding the Fund's performance, please     of the Fund at period end for financial       Policy. The information is also
see the Fund's prospectus.                   reporting purposes, and as such, the          available on the SEC's Web site,
                                                                                           sec.gov.

                                                                                           Information regarding how the Fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           June 30, 2004, is available at our Web
                                                                                           site. Go to AIMinvestments.com, access
                                                                                           the About Us tab, click on Required
                                                                                           Notices and then click on Proxy Voting
                                                                                           Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the SEC's Web site,
                                                                                           sec.gov.

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMinvestments.com

AIM LARGE CAP BASIC VALUE FUND

                    DEAR FELLOW SHAREHOLDERS:

                    Most equity market and fund indexes, domestic and
   [GRAHAM          international, produced positive total returns for the six
    PHOTO]          months ended April 30, 2005, but for the most part, those
                    positive numbers reflected gains made during the latter months of 2004. Year-to-date as of April 30, 2005, the returns were far less attractive.

                         High oil prices remained a source of unease; crude oil
                    remained near or above $50 per barrel throughout the
                    reporting period. The Producer Price Index was up fairly
                    sharply in April, largely due to energy costs. And central bank policy continued to focus on containing short-term
ROBERT H. GRAHAM    inflation via increases in the overnight federal funds
                    interest rate, the rate the Federal Reserve (the Fed) most directly controls. Shortly after the reporting period
                    closed, the Fed raised that rate to 3%; it was the eighth
                    increase since mid-2004. Should the Fed continue to raise
                    rates, this could eventually dampen economic performance,
                    which in fact has been quite good. Gross domestic product
                    grew 4.4% for all of 2004 and the preliminary estimate of
 [WILLIAMSON        annualized growth for the first quarter of 2005 was 3.5%.
   PHOTO]
                         o   Though the growth rate of the manufacturing sector
                             slowed in April and again in May, manufacturing
                             continued to grow, according to the Institute for
                             Supply Management (ISM), whose purchasing manager
                             surveys cover more than 80% of the U.S. economy. In
                             May, manufacturing grew for the 24th consecutive
MARK H. WILLIAMSON           month while the overall economy grew for the 43rd
                             consecutive month, ISM reported.

                         o Though job growth during May was much slower than during April, the unemployment rate remained unchanged at 5.1% as May 2005 ended.

                         o For the first quarter of 2005, earnings for companies included in the Standard & Poor's Composite Index of 500 Stocks, an index of the broad U.S. stock market, were up more than 10%, on average, over a year earlier.

                         o Bond yields have not risen as much as might be expected given eight increases in short-term interest rates in less than a year. This may indicate that the bond market is not anticipating a long-term inflationary pattern.

                         After the slow start in 2005, domestic and many
                    international markets began to rally after the close of the reporting period, demonstrating once again how changeable markets are in the short term. Given the elusiveness of accurate short-term market forecasts, as always, we urge our shareholders to:

                         o   keep a long-term investment perspective,

                         o make sure their portfolio of investments is suitably diversified, and

                         o contact their financial advisors when they have questions about their investments or the markets.

                    YOUR FUND

                    In the following pages you will find a discussion of your Fund's investment philosophy, an explanation of its performance for the reporting period, and a summary of its portfolio as of April 30. Further information about your Fund, The AIM Family of Funds--Registered Trademark--, and investing in general is always available on our widely praised Web site, AIMinvestments.com. Please visit frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                 /s/ MARK H. WILLIAMSON

                    Robert H. Graham                     Mark H. Williamson
                    President & Vice Chair, AIM Funds    Chairman & President,
                                                         A I M Advisors, Inc.

                    June 17, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM LARGE CAP BASIC VALUE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE  =======================================          Our largest detractors to performance
                                                                                           were Fannie Mae, Bank of New York and
PERFORMANCE SUMMARY                          FUND VS. INDEXES                              First Data. Fannie Mae continued to make
                                                                                           progress toward restating its historical
All share classes of AIM Large Cap Basic     Total returns, 10/31/04-4/30/05,              financials and rebuilding its capital
Value Fund, at net asset value, produced     excluding applicable sales charges. If        base. However, recent concerns have
mid single-digit returns for the             applicable sales charges were included,       focused on the company's regulatory
six-month period ended April 30,             returns would be lower.                       structure, generating a steady flow of
2005--ahead of both the S&P 500 Index                                                      news and speculation that had a much
and our value peers but trailing our         Class A Shares                     5.83%      bigger impact on the company's stock
value benchmark, the Russell 1000 Value                                                    price than on its business value. We
Index. Long-term Fund performance            Class B Shares                     5.49       have long considered the many possible
information appears on page 5.                                                             outcomes and continued to believe that
                                             Class C Shares                     5.49       Fannie Mae was one of the more
   We outperformed both the S&P 500                                                        attractive opportunities we own.
Index and the Lipper Large-Cap Value         Class R Shares                     5.69
Fund Index during the period largely due                                                      We made relatively few changes to the
to the strong returns we experienced in      Investor Class Shares              5.90       portfolio during the period. We
the health care sector. Fund returns                                                       purchased Freddie Mac and Unilever and
were also boosted by our higher weight       S&P 500 Index (Broad Market Index) 3.28       sold May Department Stores and Aon. We
in the sector. The Fund underperformed                                                     sold May on news of the proposed merger
the Russell 1000 Value Index, as returns     Russell 1000 Value Index                      with competitor Federated Department
in industrials, consumer staples and         (Style-specific Index)             6.72       Stores. At the time, the stock had moved
financials were all below those of the                                                     up 50% from its October lows and
benchmark. Our lower sector weights in       Lipper Large-Cap Value Fund Index             reflected what we believed to be fair
energy and utilities, which were among       (Peer Group Index)                 4.65       value. The news for Aon was less
the best-performing sectors in the                                                         favorable, with recent changes to its
index, also contributed to                   SOURCE: LIPPER, INC.                          key brokerage franchise leading to some
underperformance.                                                                          impairment in business value. But by
                                             =======================================       insisting on a large cushion between
                                                                                           purchase price and estimated intrinsic
                                             CURRENT PERIOD ANALYSIS                       value at the time of purchase, these
                                                                                           unforeseen changes did not result in any
                                             Market returns were modestly positive in      losses to our original investment.
                                             the period, driven by double-digit
                                             returns in utilities, energy and health       INVESTMENT PROCESS AND EVALUATION
                                             care. Energy continued to dominate the
                                             headlines, with ExxonMobil becoming the       Our investment strategy is to create
                                             world's largest public company amid           wealth by maintaining a long-term
                                             speculation that oil prices could reach       investment horizon and investing in
                                             $100 per barrel in the intermediate           companies that are selling at a
                                             term. Your Fund's energy holdings did
                                             perform well, but health care was the
                                             dominant contributor to overall Fund
                                             performance. The sector registered a
                                             strong return, led by HCA, WellPoint,
                                             and McKesson.

=======================================     =========================================      ========================================
PORTFOLIO COMPOSITION                       TOP 5 INDUSTRIES*                              TOP 10 EQUITY HOLDINGS*
By sector
                                             1. Pharmaceuticals                  8.1%       1. Cardinal Health, Inc.           3.9%
             [PIE CHART]
Consumer Discretionary            14.3%      2. Other Diversified Financial                 2. Sanofi-Aventis (France)         3.8
Information Technology             7.8%        Services                          6.4
Energy                             7.4%                                                     3. Tyco International Ltd.
Materials                          5.0%      3. Health Care Distributors         6.2           (Bermuda)                       3.7
Consumer Staples                   3.1%
Money Market Funds Plus                      4. Industrial Conglomerates         5.9        4. Citigroup Inc.                  3.4
Other Assets Less Liabilities      3.1%
Health Care                       21.7%      5. Advertising                      5.0        5. WellPoint, Inc.                 3.2
Financials                        20.1%
Industrials                       17.5%     TOTAL NET ASSETS          $375.4 million
                                                                                            6. Omnicom Group Inc.              3.0
                                            TOTAL NUMBER OF HOLDINGS*             45
                                                                                            7. JPMorgan Chase & Co.            3.0

                                                                                            8. Computer Associates
                                                                                               International, Inc.             2.9

                                                                                            9. Waste Management, Inc.          2.9

                                                                                           10. Halliburton Co.                 2.8

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
=======================================     =========================================      ========================================

significant discount to their estimated      PORTFOLIO ASSESSMENT                                              BRET W. STANLEY,
intrinsic value--a value that is based                                                          [STANLEY       Chartered Financial
on the estimated future cash flows           While our strong long-term investment               PHOTO]        Analyst, senior
generated by the business. The Fund's        results provide evidence of historical                            portfolio manager,
philosophy is based on two elements that     success, we believe the single most                               is lead portfolio
we believe have empirical evidence:          important indication of achieving the         manager of AIM Large Cap Basic Value
                                             Fund's objective in the future resides        Fund and the head of AIM's Value
o We believe companies have a measurable     in the difference between the                 Investment Management Unit. Prior to
estimated intrinsic value. Importantly,      portfolio's current market price and our      joining AIM in 1998, Mr. Stanley served
this fair value is independent of the        estimate of intrinsic value. Since we         as a vice president and portfolio
company's stock price.                       estimate the intrinsic value of each          manager and managed growth and income,
                                             holding in the portfolio, we can also         equity income and value portfolios. He
o In our opinion, market prices are more     estimate the intrinsic value of the           began his investment career in 1988. Mr.
volatile than intrinsic business values,     entire Fund. The difference between           Stanley received a B.B.A. in finance
partly because we believe investors          market price and estimated intrinsic          from The University of Texas at Austin
regularly overreact to negative news.        value is about average for your Fund for      and an M.S. in finance from the
                                             the past several years, but we believe        University of Houston.
        Our investment strategy              this value content remained
        is to create wealth by               significantly greater than that of the                            R. CANON COLEMAN II,
        maintaining a long-term              broader market. While there is no                  [COLEMAN       Chartered Financial
        investment horizon and               assurance that market value will ever               PHOTO]        Analyst, portfolio
        investing in companies               reflect our estimate of portfolio                                 manager, is manager
        that are selling at a                intrinsic value, this is the primary                              of AIM Large Cap
         significant discount                metric we use in assessing and managing       Basic Value Fund. He joined AMVESCAP in
          to their estimated                 the portfolio.                                1999 in its corporate associate rotation
          intrinsic value ...                                                              program, working with fund managers
                                             IN CLOSING                                    throughout AMVESCAP before joining AIM
   Since our application of this                                                           in 2000. He previously worked as a CPA.
strategy is highly disciplined and           Results were generally favorable during       Mr. Coleman earned a B.S. and an M.S. in
relatively unique, it is important to        this period, but normal market                accounting from the University of
understand the benefits and limitations      volatility affects short-term                 Florida. He also has an M.B.A. from The
of our process. First, the goal of our       performance and limits our ability to         Wharton School at the University of
investment strategy is designed to help      measure success. Over longer periods,         Pennsylvania.
preserve your capital while seeking to       though, we have demonstrated the
grow it at above-market rates over the       potential to turn market volatility and                           MATTHEW W.
long term. Second, we have little            investor overreaction into capital                 [SEISHEIMER    SEINSHEIMER,
portfolio commonality with popular           appreciation. As managers and                         PHOTO]      Chartered Financial
benchmarks and most of our peers.            shareholders, we continued to work hard                           Analyst, senior
(Commonality measures the similarity of      on your behalf. And whether you have                              portfolio manager,
holdings between two portfolios using        been with us for several years or only a      is manager of AIM Large Cap Basic Value
the lowest common percentage method.         few months, we thank you for your             Fund. He began his investment career in
This method compares each security's         investment and for sharing our long-term      1992 as a fixed-income trader. He later
percentage of total net assets in both       horizon.                                      served as a portfolio manager on both
portfolios and adds the lower                                                              fixed income and equity portfolios. Mr.
percentages of the two portfolios to         The views and opinions expressed in           Seinsheimer joined AIM as a senior
determine commonality.) Third,               management's discussion of Fund               analyst in 1998 and assumed his current
short-term relative performance will         performance are those of A I M Advisors,      responsibilities in 2000. He received a
differ from the benchmarks and have          Inc. These views and opinions are             B.B.A. from Southern Methodist
little information value simply because      subject to change at any time based on        University and an M.B.A. from The
our investments are materially different     factors such as market and economic           University of Texas at Austin.
from benchmark constituents.                 conditions. These views and opinions may
                                             not be relied upon as investment advice                           MICHAEL J. SIMON,
                                             or recommendations, or as an offer for a           [SIMON         Chartered Financial
                                             particular security. The information is            PHOTO]         Analyst, senior
                                             not a complete analysis of every aspect                           portfolio manager,
                                             of any market, country, industry,                                 is manager of AIM
                                             security or the Fund. Statements of fact      Large Cap Basic Value Fund. He joined
                                             are from sources considered reliable,         AIM in 2001. Prior to joining AIM, Mr.
                                             but A I M Advisors, Inc. makes no             Simon worked as a vice president, equity
                                             representation or warranty as to their        analyst and portfolio manager. Mr.
                                             completeness or accuracy. Although            Simon, who began his investment career
                                             historical performance is no guarantee        in 1989, received a B.B.A. in finance
                                             of future results, these insights may         from Texas Christian University and an
                                             help you understand our investment            M.B.A. from the University of Chicago.
                                             management philosophy.                        Mr. Simon has served as Occasional
                                                                                           Faculty in the Finance and Decision
                                                  See important Fund and index             Sciences Department of Texas Christian
                                                disclosures inside front cover.            University's M.J. Neeley School of
                                                                                           Business.

                                                                                           Assisted by the Basic Value Team

                                                                                                   [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD,
                                                                                           PLEASE TURN TO PAGE 5.

AIM LARGE CAP BASIC VALUE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      with the amount you invested, to              values and expenses may not be used to
                                             estimate the expenses that you paid over      estimate the actual ending account
As a shareholder of the Fund, you incur      the period. Simply divide your account        balance or expenses you paid for the
two types of costs: (1) transaction          value by $1,000 (for example, an $8,600       period. You may use this information to
costs, which may include sales charges       account value divided by $1,000 = 8.6),       compare the ongoing costs of investing
(loads) on purchase payments; contingent     then multiply the result by the number        in the Fund and other funds. To do so,
deferred sales charges on redemptions;       in the table under the heading entitled       compare this 5% hypothetical example
and redemption fees, if any; and (2)         "Actual Expenses Paid During Period" to       with the 5% hypothetical examples that
ongoing costs, including management          estimate the expenses you paid on your        appear in the shareholder reports of the
fees; distribution and/or service fees       account during this period.                   other funds.
(12b-1); and other Fund expenses. This
example is intended to help you              HYPOTHETICAL EXAMPLE FOR                         Please note that the expenses shown
understand your ongoing costs (in            COMPARISON PURPOSES                           in the table are meant to highlight your
dollars) of investing in the Fund and to                                                   ongoing costs only and do not reflect
compare these costs with ongoing costs       The table below also provides                 any transactional costs, such as sales
of investing in other mutual funds. The      information about hypothetical account        charges (loads) on purchase payments,
example is based on an investment of         values and hypothetical expenses based        contingent deferred sales charges on
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and        redemptions, and redemption fees, if
period and held for the entire period        an assumed rate of return of 5% per year      any. Therefore, the hypothetical
November 1, 2004, through April 30,          before expenses, which is not the Fund's      information is useful in comparing
2005.                                        actual return. The Fund's actual              ongoing costs only, and will not help
                                             cumulative total returns at net asset         you determine the relative total costs
ACTUAL EXPENSES                              value after expenses for the six months       of owning different funds. In addition,
                                             ended April 30, 2005, appear in the           if these transactional costs were
The table below provides information         table "Fund vs. Indexes" on page 2. The       included, your costs would have been
about actual account values and actual       hypothetical account                          higher.
expenses. You may use the information in
this table, together

===================================================================================================================================
                                                          ACTUAL                                 HYPOTHETICAL
                                                                                    (5% ANNUAL RETURN BEFORE EXPENSES)

                  BEGINNING ACCOUNT       ENDING ACCOUNT          EXPENSES         ENDING ACCOUNT                   EXPENSES
SHARE                   VALUE                 VALUE              PAID DURING           VALUE                       PAID DURING
CLASS                 (11/1/04)            (4/30/05)(1)           PERIOD(2)          (4/30/05)                       PERIOD(2)
  A                   $1,000.00            $1,058.30               $ 7.20            $1,017.80                       $ 7.05
  B                    1,000.00             1,054.90                10.47             1,014.60                        10.26
  C                    1,000.00             1,054.90                10.50             1,014.58                        10.29
  R                    1,000.00             1,056.90                 7.96             1,017.06                         7.80
Investor               1,000.00             1,059.00                 6.69             1,018.30                         6.56


(1) The actual ending account value is based on the actual total return of the Fund for the period November 1, 2004, to April 30,
2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended April 30, 2005, appear in the table "Fund vs. Indexes" on page 2.

(2) Expenses are equal to the Fund's annualized expense ratio (1.41%, 2.06%, 2.06%, 1.56% and 1.31% for Class A, B, C, R and
Investor class shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

===================================================================================================================================

                                            [ARROW   For More Information Visit
                                            BUTTON   AIMinvestments.com
                                            IMAGE]

AIM LARGE CAP BASIC VALUE FUND


YOUR FUND'S LONG-TERM PERFORMANCE


   Below you will find a presentation of your Fund's performance record for periods ended April 30, 2005, the close of the six-month period covered by this report.

   Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

   In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns as of March 31, 2005, the most recent calendar quarter-end.

=========================================   =========================================

AVERAGE ANNUAL TOTAL RETURNS                AVERAGE ANNUAL TOTAL RETURNS                   RECENT MONTH-END PERFORMANCE.
As of 4/30/05, including applicable sales   As of 3/31/05, including applicable sales      PERFORMANCE FIGURES REFLECT REINVESTED
charges                                     charges                                        DISTRIBUTIONS, CHANGES IN NET ASSET
                                                                                           VALUE AND THE EFFECT OF THE MAXIMUM
CLASS A SHARES                              CLASS A SHARES                                 SALES CHARGE UNLESS OTHERWISE STATED.
Inception (6/30/99)                 4.34%   Inception (6/30/99)                 3.57%      PERFORMANCE FIGURES DO NOT REFLECT
 5 Years                            3.31     5 Years                            4.77       DEDUCTION OF TAXES A SHAREHOLDER WOULD
 1 Year                            -2.02     1 Year                            -2.56       PAY ON FUND DISTRIBUTIONS OR SALE OF
                                                                                           FUND SHARES. INVESTMENT RETURN AND
CLASS B SHARES                              CLASS B SHARES                                 PRINCIPAL VALUE WILL FLUCTUATE SO THAT
Inception (8/1/00)                  3.06%   Inception (8/1/00)                  3.50%      YOU MAY HAVE A GAIN OR LOSS WHEN YOU
 1 Year                            -2.08     1 Year                            -2.54       SELL SHARES.

CLASS C SHARES                              CLASS C SHARES                                    CLASS A SHARE PERFORMANCE REFLECTS
Inception (8/1/00)                  3.44%   Inception (8/1/00)                  3.88%      THE MAXIMUM 5.50% SALES CHARGE, AND
 1 Year                             2.01     1 Year                             1.46       CLASS B AND CLASS C SHARE PERFORMANCE
                                                                                           REFLECTS THE APPLICABLE CONTINGENT
CLASS R SHARES                              CLASS R SHARES                                 DEFERRED SALES CHARGE (CDSC) FOR THE
Inception                           5.18%   Inception                           5.56%      PERIOD INVOLVED. THE CDSC ON CLASS B
 5 Years                            4.30     5 Years                            4.57       SHARES DECLINES FROM 5% BEGINNING AT THE
 1 Year                             3.42     1 Year                             2.96       TIME OF PURCHASE TO 0% AT THE BEGINNING
                                                                                           OF THE SEVENTH YEAR. THE CDSC ON CLASS C
INVESTOR CLASS SHARES                       INVESTOR CLASS SHARES                          SHARES IS 1% FOR THE FIRST YEAR AFTER
Inception                           5.38%   Inception                           5.76%      PURCHASE. CLASS R SHARES DO NOT HAVE A
 5 Years                            4.51     5 Years                            4.77       FRONT-END SALES CHARGE; RETURNS SHOWN
 1 Year                             3.72     1 Year                             3.10       ARE AT NET ASSET VALUE AND DO NOT
                                                                                           REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
                                                                                           ON A TOTAL REDEMPTION OF RETIREMENT PLAN
=========================================   =========================================      ASSETS WITHIN THE FIRST YEAR. INVESTOR
                                                                                           CLASS SHARES DO NOT HAVE A FRONT-END
CLASS R SHARES' INCEPTION DATE IS JUNE      ALL OTHER RETURNS ARE BLENDED RETURNS OF       SALES CHARGE OR A CDSC; THEREFORE,
3, 2002. RETURNS SINCE THAT DATE ARE        HISTORICAL INVESTOR CLASS SHARE                PERFORMANCE IS AT NET ASSET VALUE.
HISTORICAL RETURNS. ALL OTHER RETURNS       PERFORMANCE AND RESTATED CLASS A SHARE
ARE BLENDED RETURNS OF HISTORICAL CLASS     PERFORMANCE (FOR PERIODS PRIOR TO THE             THE PERFORMANCE OF THE FUND'S SHARE
R SHARE PERFORMANCE AND RESTATED CLASS A    INCEPTION DATE OF INVESTOR CLASS SHARES)       CLASSES WILL DIFFER DUE TO DIFFERENT
SHARE PERFORMANCE (FOR PERIODS PRIOR TO     AT NET ASSET VALUE AND REFLECT THE             SALES CHARGE STRUCTURES AND CLASS
THE INCEPTION DATE OF CLASS R SHARES) AT    HIGHER RULE 12b-1 FEES APPLICABLE TO           EXPENSES.
NET ASSET VALUE, ADJUSTED TO REFLECT THE    CLASS A SHARES. CLASS A SHARES'
HIGHER RULE 12b-1 FEES APPLICABLE TO        INCEPTION DATE IS JUNE 30, 1999.
CLASS R SHARES. CLASS A SHARES'
INCEPTION DATE IS JUNE 30, 1999.               THE PERFORMANCE DATA QUOTED REPRESENT
                                            PAST PERFORMANCE AND CANNOT GUARANTEE
   INVESTOR CLASS SHARES' INCEPTION DATE    COMPARABLE FUTURE RESULTS; CURRENT
IS SEPTEMBER 30, 2003. RETURNS SINCE        PERFORMANCE MAY BE LOWER OR HIGHER.
THAT DATE ARE HISTORICAL RETURNS.           PLEASE VISIT AIMINVESTMENTS.COM FOR THE
                                            MOST

SUPPLEMENT TO SEMIANNUAL REPORT DATED 4/30/05

AIM LARGE CAP BASIC VALUE FUND

INSTITUTIONAL CLASS SHARES                   ========================================      PLEASE NOTE THAT PAST PERFORMANCE IS NOT
                                             AVERAGE ANNUAL TOTAL RETURNS                  INDICATIVE OF FUTURE RESULTS. MORE
The following information has been           For periods ended 4/30/05                     RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class                                                    THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview     Inception                          5.45%      REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings.                   5 Years                           4.59       ASSET VALUE. INVESTMENT RETURN AND
Institutional Class shares are offered        1 Year                            4.20       PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
exclusively to institutional investors,       6 Months*                         6.22       SHARES, WHEN REDEEMED, MAY BE WORTH MORE
including defined contribution plans         ========================================      OR LESS THAN THEIR ORIGINAL COST. SEE
that meet certain criteria.                                                                FULL REPORT FOR INFORMATION ON
                                             ========================================      COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                             AVERAGE ANNUAL TOTAL RETURNS                  YOUR FUND PROSPECTUS FOR MORE
                                             For periods ended 3/31/05, most recent        INFORMATION. FOR THE MOST CURRENT
                                             calendar quarter-end                          MONTH-END PERFORMANCE, PLEASE CALL
                                                                                           800-451-4246 OR VISIT
                                             Inception                          5.82%      AIMINVESTMENTS.COM.
                                              5 Years                           4.85
                                              1 Year                            3.57
                                              6 Months*                         8.97

                                             *Cumulative total return that has not
                                             been annualized
                                             ========================================

                                             INSTITUTIONAL CLASS SHARES' INCEPTION
                                             DATE IS APRIL 30, 2004. RETURNS SINCE
                                             THAT DATE ARE HISTORICAL RETURNS. ALL
                                             OTHER RETURNS ARE BLENDED RETURNS OF
                                             HISTORICAL INSTITUTIONAL CLASS SHARE
                                             PERFORMANCE AND RESTATED CLASS A SHARE
                                             PERFORMANCE (FOR PERIODS PRIOR TO THE
                                             INCEPTION DATE OF INSTITUTIONAL CLASS
                                             SHARES) AT NET ASSET VALUE AND REFLECT
                                             THE HIGHER RULE 12B-1 FEES APPLICABLE TO
                                             CLASS A SHARES. CLASS A SHARES'
                                             INCEPTION DATE IS JUNE 30, 1999.

                                                INSTITUTIONAL CLASS SHARES HAVE NO
                                             SALES CHARGE; THEREFORE, PERFORMANCE IS
                                             AT NAV. INSTITUTIONAL CLASS SHARES WOULD
                                             HAVE HAD DIFFERENT RETURNS DUE TO
                                             DIFFERENCES IN THE EXPENSE STRUCTURE OF
                                             THE INSTITUTIONAL CLASS.

                                   Over for information on your Fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.




AIMINVESTMENTS.COM      LCBV-INS-2      [YOUR GOALS. OUR SOLUTIONS.]       [AIM INVESTMENTS LOGO APPEARS HERE]
                                          --Registered Trademark--              --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      Simply divide your account value by           the table on the front of this
                                             $1,000 (for example, an $8,600 account        supplement. The hypothetical account
As a shareholder of the Fund, you incur      value divided by $1,000 = 8.6), then          values and expenses may not be used to
ongoing costs, including management          multiply the result by the number in the      estimate the actual ending account
fees; and other Fund expenses. This          table under the heading entitled "Actual      balance or expenses you paid for the
example is intended to help you              Expenses Paid During Period" to estimate      period. You may use this information to
understand your ongoing costs (in            the expenses you paid on your account         compare the ongoing costs of investing
dollars) of investing in the Fund and to     during this period.                           in the Fund and other funds. To do so,
compare these costs with ongoing costs                                                     compare this 5% hypothetical example
of investing in other mutual funds. The      HYPOTHETICAL EXAMPLE FOR                      with the 5% hypothetical examples that
example is based on an investment of         COMPARISON PURPOSES                           appear in the shareholder reports of the
$1,000 invested at the beginning of the                                                    other funds.
period and held for the entire period        The table below also provides
November 1, 2004, through April 30,          information about hypothetical account           Please note that the expenses shown
2005.                                        values and hypothetical expenses based        in the table are meant to highlight your
                                             on the Fund's actual expense ratio and        ongoing costs only. Therefore, the
ACTUAL EXPENSES                              an assumed rate of return of 5% per year      hypothetical information is useful in
                                             before expenses, which is not the Fund's      comparing ongoing costs only, and will
The table below provides information         actual return. The Fund's actual              not help you determine the relative
about actual account values and actual       cumulative total return after expenses        total costs of owning different funds.
expenses. You may use the information in     for the six months ended April 30, 2005,
this table, together with the amount you     appears in
invested, to estimate the expenses that
you paid over the period.

====================================================================================================================================

                                                            ACTUAL                                HYPOTHETICAL
                                                                                      (5% ANNUAL RETURN BEFORE EXPENSES)

                    BEGINNING ACCOUNT     ENDING ACCOUNT             EXPENSES         ENDING ACCOUNT           EXPENSES
   SHARE                 VALUE                VALUE                 PAID DURING           VALUE               PAID DURING
   CLASS               (11/1/04)           (4/30/05)(1)              PERIOD(2)          (4/30/05)              PERIOD(2)
Institutional          $1,000.00            $1,062.20                  $3.83            $1,021.08                $3.76

(1) The actual ending account value is based on the actual total return of the Fund for the period November 1, 2004, to April 30,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended April 30, 2005, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.75% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

====================================================================================================================================


AIMINVESTMENTS.COM         LCBV-INS-2

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2005
(Unaudited)


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.87%

ADVERTISING-4.96%

Interpublic Group of Cos., Inc. (The)(a)         562,200   $  7,229,892
-----------------------------------------------------------------------
Omnicom Group Inc.                               137,600     11,407,040
=======================================================================
                                                             18,636,932
=======================================================================

AEROSPACE & DEFENSE-1.53%

Honeywell International Inc.                     160,300      5,732,328
=======================================================================

ALUMINUM-1.33%

Alcoa Inc.                                       171,500      4,976,930
=======================================================================

APPAREL RETAIL-1.68%

Gap, Inc. (The)                                  295,700      6,313,195
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.95%

Bank of New York Co., Inc. (The)                 262,600      7,337,044
=======================================================================

BUILDING PRODUCTS-1.97%

Masco Corp.                                      235,200      7,406,448
=======================================================================

COMMUNICATIONS EQUIPMENT-0.87%

Motorola, Inc.                                   213,200      3,270,488
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.81%

Deere & Co.                                       48,800      3,051,952
=======================================================================

CONSUMER ELECTRONICS-3.07%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)             191,970      4,758,936
-----------------------------------------------------------------------
Sony Corp.-ADR (Japan)                           184,700      6,780,337
=======================================================================
                                                             11,539,273
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.04%

Ceridian Corp.(a)                                291,700      4,920,979
-----------------------------------------------------------------------
First Data Corp.                                 269,700     10,256,691
=======================================================================
                                                             15,177,670
=======================================================================

DIVERSIFIED CHEMICALS-0.67%

Dow Chemical Co. (The)                            54,600      2,507,778
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.31%

Cendant Corp.                                    435,600      8,672,796
=======================================================================

ENVIRONMENTAL SERVICES-2.86%

Waste Management, Inc.                           376,550     10,727,910
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


FOOD RETAIL-3.07%

Kroger Co. (The)(a)                              404,600   $  6,380,542
-----------------------------------------------------------------------
Safeway Inc.(a)                                  240,800      5,126,632
=======================================================================
                                                             11,507,174
=======================================================================

GENERAL MERCHANDISE STORES-2.07%

Target Corp.                                     167,600      7,776,640
=======================================================================

HEALTH CARE DISTRIBUTORS-6.18%

Cardinal Health, Inc.                            264,600     14,703,822
-----------------------------------------------------------------------
McKesson Corp.                                   230,100      8,513,700
=======================================================================
                                                             23,217,522
=======================================================================

HEALTH CARE EQUIPMENT-1.64%

Baxter International Inc.                        165,800      6,151,180
=======================================================================

HEALTH CARE FACILITIES-2.51%

HCA Inc.                                         168,400      9,403,456
=======================================================================

INDUSTRIAL CONGLOMERATES-5.89%

General Electric Co.                             225,500      8,163,100
-----------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                445,800     13,957,998
=======================================================================
                                                             22,121,098
=======================================================================

INDUSTRIAL MACHINERY-2.07%

Illinois Tool Works Inc.                          92,515      7,754,607
=======================================================================

INVESTMENT BANKING & BROKERAGE-3.98%

Merrill Lynch & Co., Inc.                        123,800      6,676,534
-----------------------------------------------------------------------
Morgan Stanley                                   157,000      8,261,340
=======================================================================
                                                             14,937,874
=======================================================================

MANAGED HEALTH CARE-3.23%

WellPoint, Inc.(a)                                95,000     12,136,250
=======================================================================

MOVIES & ENTERTAINMENT-2.50%

Walt Disney Co. (The)                            356,100      9,401,040
=======================================================================

MULTI-LINE INSURANCE-2.19%

Hartford Financial Services Group, Inc. (The)    113,600      8,221,232
=======================================================================

OIL & GAS DRILLING-2.54%

Transocean Inc. (Cayman Islands)(a)              205,377      9,523,332
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-4.84%

Halliburton Co.                                  257,100     10,692,789
-----------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                  109,100      7,463,531
=======================================================================
                                                             18,156,320
=======================================================================


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-6.41%

Citigroup Inc.                                   275,619   $ 12,943,068
-----------------------------------------------------------------------
JPMorgan Chase & Co.                             313,356     11,121,004
=======================================================================
                                                             24,064,072
=======================================================================

PACKAGED FOODS & MEATS-3.02%

Kraft Foods Inc.-Class A                         170,300      5,519,423
-----------------------------------------------------------------------
Unilever N.V. (Netherlands)(b)                    90,300      5,811,540
=======================================================================
                                                             11,330,963
=======================================================================

PHARMACEUTICALS-8.14%

Pfizer Inc.                                      320,700      8,713,419
-----------------------------------------------------------------------
Sanofi-Aventis (France)(b)                       159,452     14,119,923
-----------------------------------------------------------------------
Wyeth                                            172,300      7,743,162
=======================================================================
                                                             30,576,504
=======================================================================

PROPERTY & CASUALTY INSURANCE-2.31%

ACE Ltd. (Cayman Islands)                        201,800      8,669,328
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


SYSTEMS SOFTWARE-2.93%

Computer Associates International, Inc.          408,499   $ 10,988,623
=======================================================================

THRIFTS & MORTGAGE FINANCE-3.30%

Fannie Mae                                       168,300      9,079,785
-----------------------------------------------------------------------
Freddie Mac                                       54,000      3,322,080
=======================================================================
                                                             12,401,865
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $302,771,714)                         363,689,824
=======================================================================

MONEY MARKET FUNDS-3.06%

Liquid Assets Portfolio-Institutional
  Class(c)                                     5,736,779      5,736,779
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    5,736,779      5,736,779
=======================================================================
    Total Money Market Funds (Cost
      $11,473,558)                                           11,473,558
=======================================================================
TOTAL INVESTMENTS-99.93% (Cost $314,245,272)                375,163,382
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.07%                             275,719
=======================================================================
NET ASSETS-100.00%                                         $375,439,101
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at April 30, 2005 was $19,931,463, which represented 5.31% of the Fund's Total Investments. See
    Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $302,771,714)                                $363,689,824
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $11,473,558)                             11,473,558
===========================================================
     Total Investments (Cost $314,245,272)      375,163,382
===========================================================
Receivables for:
  Fund shares sold                                  745,253
-----------------------------------------------------------
  Dividends                                         500,618
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               51,360
-----------------------------------------------------------
Other assets                                         89,417
===========================================================
     Total assets                               376,550,030
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                            704,724
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                68,018
-----------------------------------------------------------
Accrued distribution fees                           150,246
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,524
-----------------------------------------------------------
Accrued transfer agent fees                         147,023
-----------------------------------------------------------
Accrued operating expenses                           39,394
===========================================================
     Total liabilities                            1,110,929
===========================================================
Net assets applicable to shares outstanding    $375,439,101
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $333,357,486
-----------------------------------------------------------
Undistributed net investment income (loss)          (89,162)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (18,747,333)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     60,918,110
===========================================================
                                               $375,439,101
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $140,880,232
___________________________________________________________
===========================================================
Class B                                        $ 77,068,743
___________________________________________________________
===========================================================
Class C                                        $ 30,095,298
___________________________________________________________
===========================================================
Class R                                        $  1,194,675
___________________________________________________________
===========================================================
Investor Class                                 $ 65,423,626
___________________________________________________________
===========================================================
Institutional Class                            $ 60,776,527
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          10,773,984
___________________________________________________________
===========================================================
Class B                                           6,079,460
___________________________________________________________
===========================================================
Class C                                           2,374,129
___________________________________________________________
===========================================================
Class R                                              91,810
___________________________________________________________
===========================================================
Investor Class                                    4,995,913
___________________________________________________________
===========================================================
Institutional Class                               4,622,747
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      13.08
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $13.08 divided by
       94.50%)                                 $      13.84
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      12.68
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      12.68
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
     share                                     $      13.01
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
     share                                     $      13.10
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
     share                                     $      13.15
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $26,330)         $ 2,699,471
-------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $8,916 after rebates of
  $35,363)                                                        128,259
=========================================================================
    Total investment income                                     2,827,730
=========================================================================

EXPENSES:

Advisory fees                                                   1,138,942
-------------------------------------------------------------------------
Administrative services fees                                       68,454
-------------------------------------------------------------------------
Custodian fees                                                     18,994
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         261,313
-------------------------------------------------------------------------
  Class B                                                         419,614
-------------------------------------------------------------------------
  Class C                                                         156,005
-------------------------------------------------------------------------
  Class R                                                           2,922
-------------------------------------------------------------------------
  Investor Class                                                   87,870
-------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, R and Investor              524,634
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                          1,667
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          13,448
-------------------------------------------------------------------------
Other                                                             174,643
=========================================================================
    Total expenses                                              2,868,506
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                      (8,667)
=========================================================================
    Net expenses                                                2,859,839
=========================================================================
Net investment income (loss)                                      (32,109)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                         1,821,318
-------------------------------------------------------------------------
  Foreign currencies                                              (19,436)
=========================================================================
                                                                1,801,882
=========================================================================
Change in net unrealized appreciation of Investment
  securities                                                   19,319,428
=========================================================================
Net gain from investment securities and foreign currencies     21,121,310
=========================================================================
Net increase in net assets resulting from operations          $21,089,201
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2005 and the year ended October 31, 2004 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    (32,109)   $   (318,275)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   1,801,882      12,500,527
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  19,319,428      13,417,119
==========================================================================================
    Net increase in net assets resulting from operations        21,089,201      25,599,371
==========================================================================================
Share transactions-net:
  Class A                                                      (18,270,630)     18,535,871
------------------------------------------------------------------------------------------
  Class B                                                      (12,647,890)     (1,304,921)
------------------------------------------------------------------------------------------
  Class C                                                       (2,437,776)      2,160,392
------------------------------------------------------------------------------------------
  Class R                                                          147,432         365,393
------------------------------------------------------------------------------------------
  Investor Class                                                (9,401,985)     62,887,146
------------------------------------------------------------------------------------------
  Institutional Class                                           40,755,289      18,632,135
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (1,855,560)    101,276,016
==========================================================================================
    Net increase in net assets                                  19,233,641     126,875,387
==========================================================================================

NET ASSETS:

  Beginning of period                                          356,205,460     229,330,073
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(89,162) and $(57,053), respectively)   $375,439,101    $356,205,460
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $1 billion                                                0.60%
----------------------------------------------------------------------
Next $1 billion                                                 0.575%
----------------------------------------------------------------------
Over $2 billion                                                 0.55%
______________________________________________________________________
======================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended April 30, 2005, AIM waived fees of $1,251.

    For the six months ended April 30, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $2,910 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended April 30, 2005, AIM was paid $68,454.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended April 30, 2005, the Fund paid AISI $524,634 for Class A, Class B, Class C, Class R and Investor Class share classes and $1,667 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $261,313, $419,614, $156,005, $2,922, $87,870, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2005, ADI advised the Fund that it retained $28,704 in front-end sales commissions from the sale of Class A shares and $30, $16,357, $2,041 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended April 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                  UNREALIZED
                 MARKET VALUE     PURCHASES       PROCEEDS       APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND               10/31/04        AT COST       FROM SALES     (DEPRECIATION)      04/30/05       INCOME      GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 3,790,466     $21,764,963    $(19,818,650)       $   --        $ 5,736,779     $ 59,148       $   --
--------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            3,790,466     21,764,963     (19,818,650)            --          5,736,779       60,195           --
==========================================================================================================================
  SUBTOTAL       $ 7,580,932     $43,529,926    $(39,637,300)       $   --        $11,473,558     $119,343       $   --
__________________________________________________________________________________________________________________________
==========================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                  UNREALIZED
                 MARKET VALUE     PURCHASES       PROCEEDS       APPRECIATION     MARKET VALUE    DIVIDEND      REALIZED
FUND               10/31/04        AT COST       FROM SALES     (DEPRECIATION)      04/30/05       INCOME*     GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class          $ 7,196,450     $31,235,303    $(38,431,753)       $   --        $        --     $  8,916       $   --
==========================================================================================================================
  TOTAL          $14,777,382     $74,765,229    $(78,069,053)       $   --        $11,473,558     $128,259       $   --
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Net of rebates

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $4,506.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended April 30, 2005, the Fund paid legal fees of $2,501 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2005, there were no securities on loan to brokers. For the six months ended April 30, 2005, the Fund received dividends on cash collateral of $8,916 for securities lending transactions, which are net of rebates.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2010                                                 $ 9,120,472
-----------------------------------------------------------------------------
October 31, 2011                                                   9,531,242
=============================================================================
Total capital loss carryforward                                  $18,651,714
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2005 was $16,952,459 and $24,305,793, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 72,261,886
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (13,199,749)
==============================================================================
Net unrealized appreciation of investment securities             $ 59,062,137
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $316,101,245.

NOTE 10--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                         CHANGES IN SHARES OUTSTANDING (A)(B)
----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    APRIL 30, 2005               OCTOBER 31, 2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,329,019    $ 17,541,983     4,797,896    $ 59,721,792
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        445,547       5,713,018     1,918,978      23,316,127
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        278,358       3,587,900       753,705       9,128,932
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         27,239         358,135        54,757         677,970
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                 392,698       5,210,814     1,838,069      22,849,380
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                       3,283,721      43,083,544     1,526,455      18,788,116
======================================================================================================================
Issued in connection with acquisitions(d)
  Class A                                                             --              --        23,582         268,604
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --        31,404         350,200
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --       100,704       1,122,781
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                      --              --     7,662,600      87,273,020
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        221,997       2,936,727       467,293       5,834,860
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (228,630)     (2,936,727)     (478,951)     (5,834,860)
======================================================================================================================
Reacquired:
  Class A                                                     (2,932,777)    (38,749,340)   (3,841,386)    (47,289,385)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,201,954)    (15,424,181)   (1,581,802)    (19,136,388)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (470,284)     (6,025,676)     (671,051)     (8,091,321)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        (15,964)       (210,703)      (25,935)       (312,577)
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                              (1,100,927)    (14,612,799)   (3,812,184)    (47,235,254)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                        (174,789)     (2,328,255)      (12,640)       (155,981)
======================================================================================================================
                                                                (146,746)   $ (1,855,560)    8,751,494    $101,276,016
______________________________________________________________________________________________________________________
======================================================================================================================

(a) 13% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are also advised by AIM.
(b) There are two entities that are record owners of more than 5% of the outstanding shares of the fund and they own 15% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund. AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(c)  Institutional Class shares commenced sales on April 30, 2004.
(d) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Value Equity Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Value Equity Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 7,818,290 shares of the Fund for 4,958,149 shares of INVESCO Value Equity Fund outstanding as of the close of business on October 31, 2003. INVESCO Value Equity Fund's net assets at that date of $89,014,605, including $14,973,392 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $229,149,218.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A
                                         ----------------------------------------------------------------------------------------
                                         SIX MONTHS
                                           ENDED                                   YEAR ENDED OCTOBER 31,
                                         APRIL 30,          ---------------------------------------------------------------------
                                            2005              2004            2003            2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  12.36          $  11.39        $   9.20         $ 10.94        $ 12.05        $ 9.40
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                0.01(a)           0.01(a)        (0.00)(a)        0.01(a)        0.02(a)       0.07(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)            0.71              0.96            2.19           (1.75)         (1.07)         2.88
=================================================================================================================================
    Total from investment operations          0.72              0.97            2.19           (1.74)         (1.05)         2.95
=================================================================================================================================
Less distributions:
  Dividends from net investment income          --                --              --              --          (0.04)        (0.18)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains         --                --              --              --          (0.02)        (0.12)
=================================================================================================================================
    Total distributions                         --                --              --              --          (0.06)        (0.30)
=================================================================================================================================
Net asset value, end of period            $  13.08          $  12.36        $  11.39         $  9.20        $ 10.94        $12.05
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                               5.83%             8.52%          23.80%         (15.90)%        (8.74)%       32.21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                $140,880          $150,190        $121,980         $94,387        $68,676        $5,888
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or expense
    reimbursements                            1.41%(c)          1.33%           1.42%           1.38%          1.27%         1.25%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                            1.41%(c)          1.35%           1.42%           1.38%          1.36%         8.21%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                       0.09%(c)          0.11%          (0.01)%          0.11%          0.17%         0.62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                       5%               32%             41%             37%            18%           57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $150,588,976.
(d)  Not annualized for periods less than one year.

                                                                            CLASS B
                               --------------------------------------------------------------------------------------------------
                                                                                                                   AUGUST 1, 2000
                               SIX MONTHS                                                                           (DATE SALES
                                 ENDED                             YEAR ENDED OCTOBER 31,                          COMMENCED) TO
                               APRIL 30,           -------------------------------------------------------          OCTOBER 31,
                                  2005              2004            2003            2002            2001                2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                        $ 12.02            $ 11.15         $  9.07         $ 10.86         $ 12.02             $10.85
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
    (loss)                        (0.04)(a)          (0.07)(a)       (0.07)(a)       (0.06)(a)       (0.06)(a)          (0.00)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                0.70               0.94            2.15           (1.73)          (1.05)              1.17
=================================================================================================================================
    Total from investment
      operations                   0.66               0.87            2.08           (1.79)          (1.11)              1.17
=================================================================================================================================
Less distributions:
  Dividends from net
    investment income                --                 --              --              --           (0.03)                --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gains                   --                 --              --              --           (0.02)                --
=================================================================================================================================
    Total distributions              --                 --              --              --           (0.05)                --
=================================================================================================================================
Net asset value, end of
  period                        $ 12.68            $ 12.02         $ 11.15         $  9.07         $ 10.86             $12.02
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                    5.49%              7.80%          22.93%         (16.48)%         (9.25)%            10.78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                $77,069            $84,896         $80,018         $63,977         $58,681             $2,815
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets:
  With fee waivers and/or
    expense reimbursements         2.06%(c)           1.98%           2.07%           2.02%           1.95%              1.93%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements         2.06%(c)           2.00%           2.07%           2.02%           2.04%              8.89%(d)
=================================================================================================================================
Ratio of net investment
  income (loss) to average
  net assets                      (0.56)%(c)         (0.54)%         (0.66)%         (0.53)%         (0.51)%            (0.06)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)            5%                32%             41%             37%             18%                57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $84,618,368.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                            CLASS C
                               --------------------------------------------------------------------------------------------------
                                                                                                                   AUGUST 1, 2000
                               SIX MONTHS                                                                           (DATE SALES
                                 ENDED                             YEAR ENDED OCTOBER 31,                          COMMENCED) TO
                               APRIL 30,           -------------------------------------------------------          OCTOBER 31,
                                  2005              2004            2003            2002            2001                2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                        $ 12.02            $ 11.15         $  9.07         $ 10.85         $ 12.02             $10.85
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
    (loss)                        (0.04)(a)          (0.07)(a)       (0.07)(a)       (0.06)(a)       (0.06)(a)          (0.00)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                0.70               0.94            2.15           (1.72)          (1.06)              1.17
=================================================================================================================================
    Total from investment
      operations                   0.66               0.87            2.08           (1.78)          (1.12)              1.17
=================================================================================================================================
Less distributions:
  Dividends from net
    investment income                --                 --              --              --           (0.03)                --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net
    realized gains                   --                 --              --              --           (0.02)                --
=================================================================================================================================
    Total distributions              --                 --              --              --           (0.05)                --
=================================================================================================================================
Net asset value, end of
  period                        $ 12.68            $ 12.02         $ 11.15         $  9.07         $ 10.85             $12.02
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                    5.49%              7.80%          22.93%         (16.41)%         (9.33)%            10.78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                $30,095            $30,835         $26,566         $21,775         $20,680             $1,248
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average
  net assets:
  With fee waivers and/or
    expense reimbursements         2.06%(c)           1.98%           2.07%           2.02%           1.95%              1.93%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements         2.06%(c)           2.00%           2.07%           2.02%           2.04%              8.89%(d)
=================================================================================================================================
Ratio of net investment
  income (loss) to average
  net assets                      (0.56)%(c)         (0.54)%         (0.66)%         (0.53)%         (0.51)%            (0.06)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)            5%                32%             41%             37%             18%                57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $31,459,631.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                           CLASS R
                                                              -----------------------------------------------------------------
                                                                                                                  JUNE 3, 2002
                                                              SIX MONTHS                 YEAR ENDED                (DATE SALES
                                                                ENDED                    OCTOBER 31,              COMMENCED) TO
                                                              APRIL 30,             ---------------------          OCTOBER 31,
                                                                 2005                2004           2003              2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $12.31              $11.36         $ 9.20            $ 11.60
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.00)(a)           (0.01)(a)      (0.02)(a)          (0.00)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.70                0.96           2.18              (2.40)
===============================================================================================================================
    Total from investment operations                              0.70                0.95           2.16              (2.40)
===============================================================================================================================
Net asset value, end of period                                  $13.01              $12.31         $11.36            $  9.20
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                   5.69%               8.36%         23.48%            (20.69)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,195              $  991         $  588            $     8
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                           1.56%(c)            1.48%(d)       1.57%              1.54%(e)
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.06)%(c)          (0.04)%        (0.16)%            (0.05)%(e)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(f)                                           5%                 32%            41%                37%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,178,440.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.50% for the year ended October 31, 2004.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                  INVESTOR CLASS
                                                              -------------------------------------------------------
                                                                                                   SEPTEMBER 30, 2003
                                                              SIX MONTHS                              (DATE SALES
                                                                ENDED           YEAR ENDED           COMMENCED) TO
                                                              APRIL 30,         OCTOBER 31,           OCTOBER 31,
                                                                 2005              2004                   2003
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 12.37            $ 11.39                $10.98
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.01(a)            0.03(a)             (0.00)(a)
---------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.72               0.95                  0.41
=====================================================================================================================
    Total from investment operations                              0.73               0.98                  0.41
=====================================================================================================================
Net asset value, end of period                                 $ 13.10            $ 12.37                $11.39
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                   5.90%              8.60%                 3.73%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $65,424            $70,548                $  178
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets                           1.31%(c)           1.24%(d)              1.25%(e)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets       0.19%(c)           0.20%                 0.16%(e)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(f)                                           5%                32%                   41%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $70,878,492.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.25% for the year ended October 31, 2004.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                     INSTITUTIONAL CLASS
                                                              ---------------------------------
                                                                                 APRIL 30, 2004
                                                              SIX MONTHS          (DATE SALES
                                                                ENDED            COMMENCED) TO
                                                              APRIL 30,           OCTOBER 31,
                                                                 2005                 2004
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 12.38              $ 12.62
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.05(a)              0.04(a)
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.72                (0.28)
===============================================================================================
    Total from investment operations                              0.77                (0.24)
===============================================================================================
Net asset value, end of period                                 $ 13.15              $ 12.38
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                   6.22%               (1.90)%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $60,777              $18,745
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets                           0.75%(c)             0.80%(d)(e)
===============================================================================================
Ratio of net investment income to average net assets              0.75%(c)             0.64%(e)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(f)                                           5%                  32%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $44,099,689.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.81% for the year ended October 31, 2004.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including, among others, the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and/or investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  As part of the settlements, IFG agreed to pay a total of $325 million (including $110 million in civil penalties). Additionally, AIM and ADI agreed to pay a total of $50 million (including $30 million in civil penalties). These settlement funds will be made available for distribution to the shareholders of the applicable AIM Funds that were harmed by market timing activity, and may (or may not) increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these settlement funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related issues in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
Frank S. Bayley                   President                                     Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Mark H. Williamson
Chair                             Executive Vice President                      INVESTMENT ADVISOR
Albert R. Dowden                                                                A I M Advisors, Inc.
Edward K. Dunn Jr.                Lisa O. Brinkley                              11 Greenway Plaza
Jack M. Fields                    Senior Vice President and Chief Compliance    Suite 100
Carl Frischling                   Officer                                       Houston, TX 77046-1173
Robert H. Graham
Gerald J. Lewis                   Russell C. Burk                               TRANSFER AGENT
Prema Mathai-Davis                Senior Vice President (Senior Officer)        AIM Investment Services, Inc.
Lewis F. Pennock                                                                P.O. Box 4739
Ruth H. Quigley                   Kevin M. Carome                               Houston, TX 77210-4739
Larry Soll                        Senior Vice President, Secretary and Chief
Mark H. Williamson                Legal Officer                                 CUSTODIAN
                                                                                State Street Bank and Trust Company
                                  Sidney M. Dilgren                             225 Franklin Street
                                  Vice President and Treasurer                  Boston, MA 02110-2801
                                  J. Philip Ferguson                            COUNSEL TO THE FUND
                                  Vice President                                Ballard Spahr
                                                                                Andrews & Ingersoll, LLP
                                  Karen Dunn Kelley                             1735 Market Street, 51st Floor
                                  Vice President                                Philadelphia, PA 19103-7599
                                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                1177 Avenue of the Americas
                                                                                New York, NY 10036-2714

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

      DOMESTIC EQUITY                                  SECTOR EQUITY

AIM Aggressive Growth Fund                        AIM Advantage Health Sciences Fund(1)
AIM Basic Balanced Fund*                          AIM Energy Fund(1)
AIM Basic Value Fund                              AIM Financial Services Fund(1)
AIM Blue Chip Fund                                AIM Global Health Care Fund
AIM Capital Development Fund                      AIM Global Real Estate Fund
AIM Charter Fund                                  AIM Gold & Precious Metals Fund(1)
AIM Constellation Fund                            AIM Leisure Fund(1)
AIM Diversified Dividend Fund                     AIM Multi-Sector Fund(1)
AIM Dynamics Fund(1)                              AIM Real Estate Fund(7)
AIM Large Cap Basic Value Fund                    AIM Technology Fund(1)
AIM Large Cap Growth Fund                         AIM Utilities Fund(1)
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(2)                   FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                          TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                        AIM Floating Rate Fund
AIM Premier Equity Fund                           AIM High Yield Fund
AIM S&P 500 Index Fund(1)                         AIM Income Fund
AIM Select Equity Fund                            AIM Intermediate Government Fund
AIM Small Cap Equity Fund(3)                      AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund(4)                      AIM Money Market Fund
AIM Small Company Growth Fund(1)                  AIM Short Term Bond Fund
AIM Trimark Endeavor Fund                         AIM Total Return Bond Fund
AIM Trimark Small Companies Fund                  Premier Portfolio
AIM Weingarten Fund                               Premier U.S. Government Money Portfolio(1)

*Domestic equity and income fund

INTERNATIONAL/GLOBAL EQUITY                       TAX-FREE

AIM Asia Pacific Growth Fund                      AIM High Income Municipal Fund
AIM Developing Markets Fund                       AIM Municipal Bond Fund
AIM European Growth Fund                          AIM Tax-Exempt Cash Fund
AIM European Small Company Fund(5)                AIM Tax-Free Intermediate Fund
AIM Global Aggressive Growth Fund                 Premier Tax-Exempt Portfolio
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Value Fund
AIM International Core Equity Fund(1)             AIM ALLOCATION SOLUTIONS
AIM International Growth Fund
AIM International Small Company Fund(6)           AIM Conservative Allocation Fund
AIM Trimark Fund                                  AIM Growth Allocation Fund(8)
                                                  AIM Moderate Allocation Fund
                                                  AIM Moderate Growth Allocation Fund
                                                  AIM Moderately Conservative Allocation Fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7) As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after July 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $131 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $375 billion in assets under management. Data as of March 31, 2005.

================================================================================
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
================================================================================

AIMinvestments.com                 LCBV-SAR-1           A I M Distributors, Inc.


[YOUR GOALS. OUR SOLUTIONS.]
  --Registered Trademark--

Mutual   Retirement    Annuities  College    Separately   Offshore   Cash
Funds    Products                 Savings    Managed      Products   Management
                                  Plans      Accounts

                                                         [AIM INVESTMENTS LOGO]
                                                       --Registered Trademark--

                                                       AIM LARGE CAP GROWTH FUND
                              Semiannual Report to Shareholders o April 30, 2005


                                  [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                           --Registered Trademark--

AIM LARGE CAP GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of April 30, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             o Industry classifications used in this
                                                                                           report are generally according to the
o Effective September 30, 2003, Class B      o The unmanaged LIPPER LARGE-CAP GROWTH       Global Industry Classification Standard,
shares are not available as an               FUND INDEX represents an average of the       which was developed by and is the
investment for retirement plans              performance of the 30 largest                 exclusive property and a service mark of
maintained pursuant to Section 401 of        large-capitalization growth funds             Morgan Stanley Capital International
the Internal Revenue Code, including         tracked by Lipper, Inc., an independent       Inc. and Standard & Poor's.
401(k) plans, money purchase pension         mutual fund performance monitor.
plans and profit sharing plans. Plans                                                      The Fund provides a complete list of its
that have existing accounts invested in      o The unmanaged RUSSELL 1000--Registered      holdings four times in each fiscal year,
Class B shares will continue to be           Trademark-- GROWTH INDEX is a sub-set of      at the quarter-ends. For the second and
allowed to make additional purchases.        the unmanaged RUSSELL 1000--Registered        fourth quarters, the lists appear in the
                                             Trademark-- INDEX, which represents the       Fund's semiannual and annual reports to
o Class R shares are available only to       performance of the stocks of                  shareholders. For the first and third
certain retirement plans. Please see the     large-capitalization companies; the           quarters, the Fund files the lists with
prospectus for more information.             Growth subset measures the performance        the Securities and Exchange Commission
                                             of Russell 1000 companies with higher         (SEC) on Form N-Q. Shareholders can look
o Investor Class shares are closed to        price/book ratios and higher forecasted       up the Fund's Forms N-Q on the SEC's Web
most investors. For more information on      growth values.                                site at sec.gov. Copies of the Fund's
who may continue to invest in the                                                          Forms N-Q may be reviewed and copied at
Investor Class shares, please see the        o The unmanaged Standard & Poor's             the SEC's Public Reference Room at 450
prospectus.                                  Composite Index of 500 Stocks (the S&P        Fifth Street, N.W., Washington, D.C.
                                             500--Registered Trademark-- INDEX) is an      20549-0102. You can obtain information
PRINCIPAL RISKS OF INVESTING IN THE FUND     index of common stocks frequently used        on the operation of the Public Reference
                                             as a general measure of U.S. stock            Room, including information about
o The Fund may invest up to 25% of its       market performance.                           duplicating fee charges, by calling
assets in the securities of non-U.S.                                                       1-202-942-8090 or 1-800-732-0330, or by
issuers. International investing             o The Fund is not managed to track the        electronic request at the following
presents certain risks not associated        performance of any particular index,          e-mail address: publicinfo@sec.gov. The
with investing solely in the United          including the indexes defined here, and       SEC file numbers for the Fund are
States. These include risks relating to      consequently, the performance of the          811-1424 and 2-25469. The Fund's most
fluctuations in the value of the U.S.        Fund may deviate significantly from the       recent portfolio holdings, as filed on
dollar relative to the values of other       performance of the indexes.                   Form N-Q, are also available at
currencies, the custody arrangements                                                       AIMinvestments.com.
made for the Fund's foreign holdings,        o A direct investment cannot be made in
differences in accounting, political         an index. Unless otherwise indicated,         A description of the policies and
risks and the lesser degree of public        index results include reinvested              procedures that the Fund uses to
information required to be provided by       dividends, and they do not reflect sales      determine how to vote proxies relating
non-U.S. companies.                          charges. Performance of an index of           to portfolio securities is available
                                             funds reflects fund expenses;                 without charge, upon request, from our
o Although investments in initial public     performance of a market index does not.       Client Services department at
offerings (IPOs) have had a positive                                                       800-959-4246 or on the AIM Web site,
impact on the Fund's performance in the      OTHER INFORMATION                             AIMinvestments.com. On the home page,
past, there can be no assurance that the                                                   scroll down and click on AIM Funds Proxy
Fund will have favorable IPO                 o The returns shown in management's           Policy. The information is also
opportunities in the future. Attractive      discussion of Fund performance are based      available on the SEC's Web site,
IPOs are often oversubscribed and may        on net asset values calculated for            sec.gov.
not be available to the Fund, or may be      shareholder transactions. Generally
available in only limited quantities.        accepted accounting principles require        Information regarding how the Fund voted
For additional information about the         adjustments to be made to the net assets      proxies related to its portfolio
Fund's performance, please see the           of the Fund at period end for financial       securities during the 12 months ended
Fund's prospectus.                           reporting purposes, and as such, the net      June 30, 2004, is available at our Web
                                             asset values for shareholder                  site. Go to AIMinvestments.com, access
                                             transactions and the returns based on         the About Us tab, click on Required
                                             those net asset values may differ from        Notices and then click on Proxy Voting
                                             the net asset values and returns              Activity. Next, select the Fund from the
                                             reported in the Financial Highlights.         drop-down menu. The information is also
                                                                                           available on the SEC's Web site,
                                                                                           sec.gov.

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM LARGE CAP GROWTH FUND

                             DEAR FELLOW SHAREHOLDERS:

                             Most equity market and fund indexes, domestic and international, produced positive total returns for the six months ended April 30, 2005, but for the most
      [GRAHAM                part, those positive numbers reflected gains made during the latter months of
      PHOTO]                 2004. Year-to-date as of April 30, 2005, the returns were far less attractive.

                                High oil prices remained a source of unease; crude oil remained near or above
                             $50 per barrel throughout the reporting period. The Producer Price Index was up fairly sharply in April, largely due to energy costs. And central bank policy
 ROBERT H. GRAHAM            continued to focus on containing short-term inflation via increases in the overnight federal funds interest rate, the rate the Federal Reserve (the Fed)
                             most directly controls. Shortly after the reporting period closed, the Fed raised that rate to 3%; it was the eighth increase since mid-2004. Should the
                             Fed continue to raise rates, this could eventually dampen economic performance, which in fact has been quite good. Gross domestic product grew 4.4% for all of
                             2004 and the preliminary estimate of annualized growth for the first quarter of
    [WILLIAMSON              2005 was 3.5%.
      PHOTO]
                                o  Though the growth rate of the manufacturing sector slowed in April and again in May, manufacturing continued to grow, according to the Institute for Supply Management (ISM), whose purchasing manager surveys cover more than 80% of the U.S. economy. In May, manufacturing grew for the 24th
MARK H. WILLIAMSON                 consecutive month while the overall economy grew for the 43rd consecutive month, ISM reported.

                                o  Though job growth during May was much slower than during April, the unemployment rate remained unchanged at 5.1% as May 2005 ended.

                                o  For the first quarter of 2005, earnings for companies included in the
                                   Standard & Poor's Composite Index of 500 Stocks, an index of the broad
                                   U.S. stock market, were up more than 10%, on average, over a year earlier.

                                o  Bond yields have not risen as much as might be expected given eight increases in short-term interest rates in less than a year. This may indicate that the bond market is not anticipating a long-term inflationary pattern.

                                After the slow start in 2005, domestic and many international markets began to rally after the close of the reporting period, demonstrating once again how changeable markets are in the short term. Given the elusiveness of accurate short-term market forecasts, as always, we urge our shareholders to:

                                o  keep a long-term investment perspective,

                                o  make sure their portfolio of investments is suitably diversified, and

                                o  contact their financial advisors when they have questions about their investments or the markets.

                             YOUR FUND

                             In the following pages you will find a discussion of your Fund's investment philosophy, an explanation of its performance for the reporting period, and a summary of its portfolio as of April 30. Further information about your Fund,
                             The AIM Family of Funds--Registered Trademark--, and investing in general is always available on our widely praised Web site, AIMinvestments.com. Please visit frequently.

                                We at AIM remain committed to building solutions to help you meet your investment goals. We thank you for your continued participation in AIM
                             Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                             Sincerely,

                             /s/ ROBERT H. GRAHAM                         /s/ MARK H. WILLIAMSON

                             Robert H. Graham                             Mark H. Williamson
                             President & Vice Chair, AIM Funds            Chairman & President, A I M Advisors, Inc.

                             June 17, 2005

                             AIM Investments is a registered service mark of A I M Management Group Inc. A I M
                             Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM LARGE CAP GROWTH FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                o Risk assessment--We avoid "high risk"
                                             ========================================      companies.
PERFORMANCE SUMMARY
                                             FUND VS. INDEXES                                 Next, we apply fundamental, or
For the six months ended April 30, 2005,                                                   qualitative, research to try to identify
AIM Large Cap Growth Fund underperformed     Total returns, 10/31/04-4/30/05,              companies with the potential to exceed
the broad market as represented by the       excluding applicable sales charges. If        earnings estimates and that exhibit
S&P 500 Index. The Fund's growth             sales charges were included, returns          sustainable growth characteristics. Our
orientation was a drawback, as value         would be lower.                               team meets with analysts and the
stocks generally outperformed growth                                                       companies' management to evaluate
stocks. The S&P 500 Index includes both      Class A Shares                      0.87%     proprietary products and the quality of
growth and value stocks. The Fund                                                          management. And we analyze trends,
essentially tracked its style-specific       Class B Shares                      0.57      growth rates and the competitive
index and slightly underperformed its                                                      landscape. We believe that stocks that
peer group index. The latter                 Class C Shares                      0.57      pass our quantitative and qualitative
underperformance can largely be                                                            screens have significantly reduced
explained by the Fund's lower weighting      Class R Shares                      0.88      likelihoods of missing earnings
in the health care sector, which was one                                                   estimates.
of the best-performing sectors of the        Investor Class Shares               0.98
Lipper Large-Cap Growth Fund Index.                                                           We consider selling a stock when it
                                             S&P 500 Index (Broad Market Index)  3.28      no longer meets our investment criteria,
HOW WE INVEST                                                                              based on a negative earnings revision,
                                             Russell 1000 Growth Index                     an earnings disappointment or a
We seek to invest in market-leading          (Style-specific Index)              1.14      deterioration in its fundamental
companies that exhibit sustainable,                                                        business prospects. Also, we may sell a
above-average earnings growth potential      Lipper Large-Cap Growth Fund Index            holding simply because we find a better
and that are driven by strong company        (Peer Group Index)                  1.45      investment opportunity.
fundamentals such as the quality of
earnings, superior competitive positions     SOURCE: LIPPER, INC.                          MARKET CONDITIONS AND YOUR FUND
and favorable industry trends. We focus
on companies that we believe are most        ========================================      The broad U.S. stock market enjoyed a
likely to meet or exceed earnings                                                          "relief rally" following the 2004
expectations for the foreseeable future.        We begin with an investable universe       presidential election, but that rally
Also, we avoid "high risk"                   of stocks with market capitalizations         faded during the first months of 2005.
companies--companies that we consider        greater than $5 billion and long-term         Individual sectors experienced
overvalued, or that are experiencing         annual earnings-per-share growth of at        considerable volatility. For instance,
unsustainable growth.                        least 10%. We take all stocks meeting         as a group, information technology
                                             those criteria and apply a quantitative       stocks performed strongly in late 2004
                                             model that ranks them on factors that we      but weakened considerably in the first
                                             have found to be highly correlated with       months of 2005. Despite rising
                                             outperformance in the large-cap growth        short-term interest rates and
                                             universe. Those criteria include:             historically high energy prices, the
                                                                                           economy continued to expand in the
                                             o Earnings revisions--We examine the          fourth quarter of 2004 and the first
                                             breadth and magnitude of positive             quarter of 2005.
                                             earnings.

                                             o Earnings sustainability and capital
                                             use--We examine a company's balance
                                             sheet and profitability.

                                             o Valuation--We compare a stock's price
                                             to its cash flow and earnings measures.

========================================     ========================================      ========================================

PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                             TOP 10 EQUITY HOLDINGS*
By sector
                                               1. Managed Health Care            7.1%       1. Johnson & Johnson              4.5%
               [PIE CHART]
Materials                           4.1%       2. Pharmaceuticals                7.0        2. Dell Inc.                      4.2
Health Care                        24.2%
Money Market Funds Plus                        3. Computer Hardware              5.9        3. Gillette Co. (The)             3.5
Other Assets Less Liabilities       1.7%
Information Technology             16.4%       4. Integrated Oil & Gas           4.8        4. UnitedHealth Group, Inc.       3.4
Consumer Discretionary             17.8%
Industrials                         8.8%       5. Aerospace & Defense            4.7        5. Alcon, Inc. (Switzerland)      2.8
Financials                          9.3%
Energy                              8.7%     TOTAL NET ASSETS         $751.6 MILLION        6. SLM Corp.                      2.5
Consumer Staples                    9.0%
                                             TOTAL NUMBER OF HOLDINGS*            74        7. Aetna Inc.                     2.4

                                                                                            8. Becton, Dickinson & Co.        2.2

                                                                                            9. Yum! Brands, Inc.              2.1

                                                                                           10. Valero Energy Corp.            2.1

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
========================================     ========================================      ========================================

   During the reporting period, the Fund     o Symantec provides a broad range of          The views and opinions expressed in
was positioned somewhat defensively.         software, appliances and services             management's discussion of Fund
This was a result of our bottom-up           designed to help individuals and              performance are those of A I M Advisors,
investment process. For instance             businesses secure and manage their            Inc. These views and opinions are
compared to the broad market:                information technology infrastructure;        subject to change at any time based on
                                             its Norton brand is the leader in             factors such as market and economic
o Within the consumer discretionary          security software for the consumer. Some      conditions. These views and opinions may
sector, we were relatively overweight in     investors were uneasy when the company        not be relied upon as investment advice
restaurant stocks, including Yum!            announced plans to acquire VERITAS,           or recommendations, or as an offer for a
Brands.                                      fearing the merger might distract             particular security. The information is
                                             management. We had merger-related             not a complete analysis of every aspect
o Within the information technology          concerns as well, and we eliminated the       of any market, country, industry,
sector, we were significantly                stock from the Fund before the close of       security or the Fund. Statements of fact
underweight in the highly volatile and       the reporting period.                         are from sources considered reliable,
cyclical semiconductor industry.                                                           but A I M Advisors, Inc. makes no
                                             o Harman International manufactures           representation or warranty as to their
o Within the health care sector, we were     high-end audio equipment under several        completeness or accuracy. Although
underweight large-cap pharmaceutical         brand names for consumers and                 historical performance is no guarantee
stocks, which generally performed            professionals. The company's largest          of future results, these insights may
poorly, and overweight managed health        markets are in automotive sound systems       help you understand our investment
care stocks, which performed relatively      and vehicle dashboard systems. Both           management philosophy.
well.                                        markets have become more competitive of
                                             late as automobile manufacturers have               See important Fund and index
        WHILE THEY HAVE BEEN                 become more price-sensitive. We sold our           disclosures inside front cover.
      OUT OF FAVOR FOR THREE OF              holdings in the stock before the close
        THE LAST FOUR YEARS,                 of the reporting period because we were                      GEOFFREY V. KEELING,
       LARGE-CAP GROWTH STOCKS               uncertain about the company's ability to         [KEELING    Chartered Financial
       SEEMED WELL POSITIONED                sustain its earnings.                             PHOTO]     Analyst, senior portfolio
         AT THE CLOSE OF THE                                                                              manager, is co-manager of
          REPORTING PERIOD.                  IN CLOSING                                                   AIM Large Cap Growth
                                                                                           Fund. He joined AIM in 1995 and assumed
   Stocks contributing to Fund               While they have been out of favor for         his present responsibilities in 1999.
performance included Gillette and            three of the last four years, large-cap       Mr. Keeling received a B.B.A. in finance
Johnson & Johnson.                           growth stocks seemed well positioned at       from The University of Texas at Austin.
                                             the close of the reporting period. In
o Gillette sold its first safety razor       our view, several factors favored such                       ROBERT L. SHOSS, senior
in 1903, and by 2004, the company sold       stocks as the reporting period closed,            [SHOSS     portfolio manager, is
$10.5 billion worth of blades and            including:                                        PHOTO]     co-manager of AIM Large
razors, batteries and personal care                                                                       Cap Growth Fund. He
products worldwide. Its commitment to        o Reasonable valuations, particularly                        joined AIM in 1995 and
innovation and growth is widely              relative to expected growth rates.            assumed his present responsibilities in
recognized; 2004 marked the 11th                                                           1999. Mr. Shoss received a B.A. from The
consecutive year in which 40% or more of     o A moderately strong, growing economy.       University of Texas at Austin and an
the company's sales came from new                                                          M.B.A. and a J.D. from the University of
products. In December 2004, the company      o Significant cash reserves on many           Houston.
agreed to merge with Procter & Gamble.       companies' balance sheets, which could
                                             lead to share buybacks, dividend              Assisted by the Large Cap Growth Team
o Johnson & Johnson, one of the world's      increases, or strategic acquisitions.
largest and most diversified health care
companies, has more than 200 operating       o Improved market sentiment.
companies providing products and                                                                     [RIGHT ARROW GRAPHIC]
services to the consumer, pharmaceutical        As a result, we remained optimistic
and professional markets. For decades,       about AIM Large Cap Growth Fund. We           FOR A PRESENTATION OF YOUR FUND'S
the company has increased its sales and      thank you for your continuing investment      LONG-TERM PERFORMANCE RECORD, PLEASE
raised its dividend. We believed its         in the Fund.                                  TURN TO PAGE 5.
plans to acquire Guidant, a leading
manufacturer of cardiovascular products,
will help grow earnings.

   Stocks detracting from Fund
performance included Symantec and Harman
International.








AIM LARGE CAP GROWTH FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      with the amount you invested, to              values and expenses may not be used to
                                             estimate the expenses that you paid over      estimate the actual ending account
As a shareholder of the Fund, you incur      the period. Simply divide your account        balance or expenses you paid for the
two types of costs: (1) transaction          value by $1,000 (for example, an $8,600       period. You may use this information to
costs, which may include sales charges       account value divided by $1,000 = 8.6),       compare the ongoing costs of investing
(loads) on purchase payments; contingent     then multiply the result by the number        in the Fund and other funds. To do so,
deferred sales charges on redemptions;       in the table under the heading entitled       compare this 5% hypothetical example
and redemption fees, if any; and (2)         "Actual Expenses Paid During Period" to       with the 5% hypothetical examples that
ongoing costs, including management          estimate the expenses you paid on your        appear in the shareholder reports of the
fees; distribution and/or service fees       account during this period.                   other funds.
(12b-1); and other Fund expenses. This
example is intended to help you              HYPOTHETICAL EXAMPLE FOR                      Please note that the expenses shown in
understand your ongoing costs (in            COMPARISON PURPOSES                           the table are meant to highlight your
dollars) of investing in the Fund and to                                                   ongoing costs only and do not reflect
compare these costs with ongoing costs       The table below also provides                 any transactional costs, such as sales
of investing in other mutual funds. The      information about hypothetical account        charges (loads) on purchase payments,
example is based on an investment of         values and hypothetical expenses based        contingent deferred sales charges on
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and        redemptions, and redemption fees, if
period and held for the entire period        an assumed rate of return of 5% per year      any. Therefore, the hypothetical
November 1, 2004, through April 30,          before expenses, which is not the Fund's      information is useful in comparing
2005.                                        actual return. The Fund's actual              ongoing costs only, and will not help
                                             cumulative total returns at net asset         you determine the relative total costs
ACTUAL EXPENSES                              value after expenses for the six months       of owning different funds. In addition,
                                             ended April 30, 2005, appear in the           if these transactional costs were
The table below provides information         table "Fund vs. Indexes" on page 2. The       included, your costs would have been
about actual account values and actual       hypothetical account                          higher.
expenses. You may use the information in
this table, together

====================================================================================================================================

                                                          ACTUAL                                   HYPOTHETICAL
                                                                                       (5% ANNUAL RETURN BEFORE EXPENSES)

                 BEGINNING ACCOUNT      ENDING ACCOUNT              EXPENSES        ENDING ACCOUNT                   EXPENSES
 SHARE                VALUE                 VALUE                  PAID DURING          VALUE                      PAID DURING
 CLASS              (11/01/04)           (4/30/05)(1)              PERIOD(2,3)        (4/30/05)                    PERIOD(2,4)
   A                $1,000.00             $1,008.70                  $ 7.72           $1,017.11                       $ 7.75
   B                 1,000.00              1,005.70                   10.94            1,013.88                        10.99
   C                 1,000.00              1,005.70                   10.94            1,013.88                        10.99
   R                 1,000.00              1,008.80                    8.47            1,016.36                         8.50
Investor             1,000.00              1,008.80                    8.43            1,020.63                         4.21

(1) The actual ending account value is based on the actual total return of the Fund for the period November 1, 2004, to April 30,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended April 30, 2005, appear in the table "Fund vs. Indexes" on page 2.

(2) Expenses are equal to the Fund's annualized expense ratio, 1.55%, 2.20%, 2.20%, 1.70% and 1.39% for Class A, B, C, R and
    Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Effective January 1, 2005, the advisor contractually agreed to waive a portion of its advisory fees.
    The annualized expense ratios restated as if this agreement had been in effect throughout the entire most recent fiscal half year are 1.52%, 2.17%, 2.17%, 1.67% and 1.36% for Class A, B, C, R and Investor Class shares, respectively.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $7.57, $10.79, $10.79, $8.32 and $8.28 for Class A, B, C, R and Investor Class shares, respectively.

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $7.60, $10.84, $10.84, $8.35 and $4.16 for Class A, B, C, R and Investor Class shares, respectively.

====================================================================================================================================

                                             [ARROW   For More Information Visit
                                             BUTTON   AIMINVESTMENTS.COM
                                             IMAGE]

AIM LARGE CAP GROWTH FUND


YOUR FUND'S LONG-TERM PERFORMANCE

   Below you will find a presentation of your Fund's performance record for periods ended April 30, 2005, the close of the six-month period covered by this report.

   Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

   In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns as of March 31, 2005, the most recent calendar quarter-end.

========================================     ========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                  RECENT MONTH-END PERFORMANCE.
As of 4/30/05, including applicable          As of 3/31/05, including applicable           PERFORMANCE FIGURES REFLECT REINVESTED
sales charges                                sales charges                                 DISTRIBUTIONS, CHANGES IN NET ASSET
                                                                                           VALUE AND THE EFFECT OF THE MAXIMUM
CLASS A SHARES                               CLASS A SHARES                                SALES CHARGE UNLESS OTHERWISE STATED.
Inception (3/1/99)               -2.07%      Inception (3/1/99)               -1.43%       PERFORMANCE FIGURES DO NOT REFLECT
  5 Years                       -12.07         5 Years                       -12.30        DEDUCTION OF TAXES A SHAREHOLDER WOULD
  1 Year                         -4.35         1 Year                         -2.63        PAY ON FUND DISTRIBUTIONS OR SALE OF
                                                                                           FUND SHARES. INVESTMENT RETURN AND
CLASS B SHARES                               CLASS B SHARES                                PRINCIPAL VALUE WILL FLUCTUATE SO THAT
Inception (4/5/99)               -3.50%      Inception (4/5/99)               -3.03%       YOU MAY HAVE A GAIN OR LOSS WHEN YOU
  5 Years                       -12.00         5 Years                       -12.23        SELL SHARES.
  1 Year                         -4.43         1 Year                         -2.68
                                                                                              CLASS A SHARE PERFORMANCE REFLECTS
CLASS C SHARES                               CLASS C SHARES                                THE MAXIMUM 5.50% SALES CHARGE, AND
Inception (4/5/99)               -3.50%      Inception (4/5/99)               -2.86%       CLASS B AND CLASS C SHARE PERFORMANCE
  5 Years                       -11.64         5 Years                       -11.87        REFLECTS THE APPLICABLE CONTINGENT
  1 Year                         -0.55         1 Year                          1.32        DEFERRED SALES CHARGE (CDSC) FOR THE
                                                                                           PERIOD INVOLVED. THE CDSC ON CLASS B
CLASS R SHARES                               CLASS R SHARES                                SHARES DECLINES FROM 5% BEGINNING AT THE
Inception                        -1.29%      Inception                        -0.63%       TIME OF PURCHASE TO 0% AT THE BEGINNING
  5 Years                       -11.18         5 Years                       -11.41        OF THE SEVENTH YEAR. THE CDSC ON CLASS C
  1 Year                          1.10         1 Year                          2.89        SHARES IS 1% FOR THE FIRST YEAR AFTER
                                                                                           PURCHASE. CLASS R SHARES DO NOT HAVE A
INVESTOR CLASS SHARES                        INVESTOR CLASS SHARES                         FRONT-END SALES CHARGE; RETURNS SHOWN
Inception                        -1.07%      Inception                        -0.42%       ARE AT NET ASSET VALUE AND DO NOT
  5 Years                       -10.97         5 Years                       -11.21        REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
  1 Year                          1.42         1 Year                          3.42        ON A TOTAL REDEMPTION OF RETIREMENT PLAN
                                                                                           ASSETS WITHIN THE FIRST YEAR. INVESTOR
========================================     ========================================      CLASS SHARES DO NOT HAVE A FRONT-END
                                                                                           SALES CHARGE OR A CDSC; THEREFORE,
CLASS R SHARES' INCEPTION DATE IS JUNE       ALL OTHER RETURNS ARE BLENDED RETURNS OF      PERFORMANCE IS AT NET ASSET VALUE.
3, 2002. RETURNS SINCE THAT DATE ARE         HISTORICAL INVESTOR CLASS SHARE
HISTORICAL RETURNS. ALL OTHER RETURNS        PERFORMANCE AND RESTATED CLASS A SHARE           THE PERFORMANCE OF THE FUND'S SHARE
ARE BLENDED RETURNS OF HISTORICAL CLASS      PERFORMANCE (FOR PERIODS PRIOR TO THE         CLASSES WILL DIFFER DUE TO DIFFERENT
R SHARE PERFORMANCE AND RESTATED CLASS A     INCEPTION DATE OF INVESTOR CLASS SHARES)      SALES CHARGE STRUCTURES AND CLASS
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      AT NET ASSET VALUE AND REFLECT THE            EXPENSES.
THE INCEPTION DATE OF CLASS R SHARES) AT     HIGHER RULE 12b-1 FEES APPLICABLE TO
NET ASSET VALUE, ADJUSTED TO REFLECT THE     CLASS A SHARES. CLASS A SHARES'
HIGHER RULE 12b-1 FEES APPLICABLE TO         INCEPTION DATE IS MARCH 1, 1999.
CLASS R SHARES. CLASS A SHARES'
INCEPTION DATE IS MARCH 1, 1999.                THE PERFORMANCE DATA QUOTED REPRESENT
                                             PAST PERFORMANCE AND CANNOT GUARANTEE
   INVESTOR CLASS SHARES' INCEPTION DATE     COMPARABLE FUTURE RESULTS; CURRENT
IS SEPTEMBER 30, 2003. RETURNS SINCE         PERFORMANCE MAY BE LOWER OR HIGHER.
THAT DATE ARE HISTORICAL RETURNS.            PLEASE VISIT OUR WEB SITE,
                                             AIMINVESTMENTS.COM, FOR THE MOST

SUPPLEMENT TO SEMIANNUAL REPORT DATED 4/30/05

AIM LARGE CAP GROWTH FUND


INSTITUTIONAL CLASS SHARES                   ========================================          PLEASE NOTE THAT PAST PERFORMANCE IS
                                             AVERAGE ANNUAL TOTAL RETURNS                  NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been           For periods ended 4/30/05                     RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class                                                    THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview     Inception                         -1.06%      REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings.                   5 Years                         -10.95       ASSET VALUE. INVESTMENT RETURN AND
Institutional Class shares are offered        1 Year                            1.86       PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
exclusively to institutional investors,       6 Months*                         1.31       SHARES, WHEN REDEEMED, MAY BE WORTH MORE
including defined contribution plans         ========================================      OR LESS THAN THEIR ORIGINAL COST. SEE
that meet certain criteria.                                                                FULL REPORT FOR INFORMATION ON
                                             ========================================      COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                             AVERAGE ANNUAL TOTAL RETURNS                  YOUR FUND PROSPECTUS FOR MORE
                                             For periods ended 3/31/05, most recent        INFORMATION. FOR THE MOST CURRENT
                                             calendar quarter-end                          MONTH-END PERFORMANCE, PLEASE CALL
                                                                                           800-451-4246 OR VISIT
                                             Inception                         -0.42%      AIMINVESTMENTS.COM.
                                              5 Years                         -11.21
                                              1 Year                            3.53
                                              6 Months*                         5.22

                                             *Cumulative total return that has not
                                             been annualized
                                             ========================================


                                             INSTITUTIONAL CLASS SHARES' INCEPTION
                                             DATE IS APRIL 30, 2004. RETURNS SINCE
                                             THAT DATE ARE HISTORICAL RETURNS. ALL
                                             OTHER RETURNS ARE BLENDED RETURNS OF
                                             HISTORICAL INSTITUTIONAL CLASS SHARE
                                             PERFORMANCE AND RESTATED CLASS A SHARE
                                             PERFORMANCE (FOR PERIODS PRIOR TO THE
                                             INCEPTION DATE OF INSTITUTIONAL CLASS
                                             SHARES) AT NET ASSET VALUE AND REFLECT
                                             THE HIGHER RULE 12b-1 FEES APPLICABLE TO
                                             CLASS A SHARES. CLASS A SHARES'
                                             INCEPTION DATE IS MARCH 1, 1999.

                                                 INSTITUTIONAL CLASS SHARES HAVE NO
                                             SALES CHARGE; THEREFORE, PERFORMANCE IS
                                             AT NAV. INSTITUTIONAL CLASS SHARES WOULD
                                             HAVE HAD DIFFERENT RETURNS DUE TO
                                             DIFFERENCES IN THE EXPENSE STRUCTURE
                                             OF THE INSTITUTIONAL CLASS.

                               Over for information on your Fund's expenses.


                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.


AIMINVESTMENTS.COM         LCG-INS-2         [YOUR GOALS. OUR SOLUTIONS.]        [AIM INVESTMENTS LOGO APPEARS HERE]
                                               --Registered Trademark--                --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      od. Simply divide your account value          the table on the front of this
                                             by $1,000 (for example, an $8,600             supplement. The hypothetical account
As a shareholder of the Fund, you incur      account value divided by $1,000 = 8.6),       values and expenses may not be used to
ongoing costs, including management          then multiply the result by the number        estimate the actual ending account
fees; and other Fund expenses. This          in the table under the heading entitled       balance or expenses you paid for the
example is intended to help you              "Actual Expenses Paid During Period" to       period. You may use this information to
understand your ongoing costs (in            estimate the expenses you paid on your        compare the ongoing costs of investing
dollars) of investing in the Fund and to     account during this period.                   in the Fund and other funds. To do so,
compare these costs with ongoing costs                                                     compare this 5% hypothetical example
of investing in other mutual funds. The      HYPOTHETICAL EXAMPLE FOR COMPARISON           with the 5% hypothetical examples that
example is based on an investment of         PURPOSES                                      appear in the shareholder reports of the
$1,000 invested at the beginning of the                                                    other funds.
period and held for the entire period        The table below also provides
November 1, 2004, through April 30,          information about hypothetical account            Please note that the expenses shown
2005.                                        values and hypothetical expenses based        in the table are meant to highlight your
                                             on the Fund's actual expense ratio and        ongoing costs only. Therefore, the
ACTUAL EXPENSES                              an assumed rate of return of 5% per year      hypothetical information is useful in
                                             before expenses, which is not the Fund's      comparing ongoing costs only, and will
The table below provides information         actual return. The Fund's actual              not help you determine the relative
about actual account values and actual       cumulative total return after expenses        total costs of owning different funds.
expenses. You may use the information in     for the six months ended April 30, 2005,
this table, together with the amount you     appears in
invested, to estimate the expenses
that you paid over the peri-


====================================================================================================================================
                                                                 ACTUAL                                    HYPOTHETICAL
                                                                                               (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING ACCOUNT           ENDING ACCOUNT              EXPENSES            ENDING ACCOUNT            EXPENSES
     SHARE              VALUE                      VALUE                 PAID DURING               VALUE                PAID DURING
     CLASS            (11/1/04)                 (4/30/05)(1)            PERIOD(2),(3)            (4/30/05)             PERIOD(2),(4)
Institutional         $1,000.00                  $1,013.10                  $4.19                $1,020.63                 $4.21

(1) The actual ending account value is based on the actual total return of the Fund for the period November 1, 2004, to April 30,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended April 30, 2005, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.84% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Effective on January 1, 2005, the advisor contractually agreed to waive a portion of its advisory fees. The annualized expense ratio restated as if this agreement had been in effect throughout the entire most recent fiscal half year is 0.82% for the Institutional Class shares.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the entire most recent fiscal half year are $4.09 for the Institutional Class shares.

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the entire most recent fiscal half year are $4.11 for the Institutional Class shares.

====================================================================================================================================


AIMINVESTMENTS.COM                  LCG-INS-2

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2005
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.35%

AEROSPACE & DEFENSE-4.72%

Boeing Co. (The)                                  142,000   $  8,451,840
------------------------------------------------------------------------
General Dynamics Corp.                             55,000      5,777,750
------------------------------------------------------------------------
Precision Castparts Corp.                         105,000      7,734,300
------------------------------------------------------------------------
Rockwell Collins, Inc.                            170,000      7,799,600
------------------------------------------------------------------------
United Technologies Corp.                          56,200      5,716,664
========================================================================
                                                              35,480,154
========================================================================

AIR FREIGHT & LOGISTICS-0.62%

FedEx Corp.                                        55,000      4,672,250
========================================================================

APPAREL RETAIL-1.94%

Abercrombie & Fitch Co.-Class A                   170,000      9,171,500
------------------------------------------------------------------------
Chico's FAS, Inc.(a)(b)                           210,000      5,382,300
========================================================================
                                                              14,553,800
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.70%

Coach, Inc.(a)                                    196,000      5,252,800
========================================================================

APPLICATION SOFTWARE-1.12%

Autodesk, Inc.                                    264,000      8,403,120
========================================================================

COMMUNICATIONS EQUIPMENT-1.67%

Cisco Systems, Inc.(a)                            493,440      8,526,643
------------------------------------------------------------------------
Motorola, Inc.                                    260,000      3,988,400
========================================================================
                                                              12,515,043
========================================================================

COMPUTER HARDWARE-5.86%

Apple Computer, Inc.(a)                           208,000      7,500,480
------------------------------------------------------------------------
Dell Inc.(a)                                      896,600     31,228,578
------------------------------------------------------------------------
NCR Corp.(a)                                      162,000      5,346,000
========================================================================
                                                              44,075,058
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.73%

Seagate Technology (Cayman Islands)(a)            310,000      5,449,800
========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.72%

PACCAR Inc.                                        80,000      5,432,000
========================================================================

CONSUMER FINANCE-2.54%

SLM Corp.                                         401,000     19,103,640
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

DEPARTMENT STORES-2.29%

J.C. Penney Co., Inc.                             124,000   $  5,878,840
------------------------------------------------------------------------
Nordstrom, Inc.                                   223,000     11,335,090
========================================================================
                                                              17,213,930
========================================================================

DIVERSIFIED METALS & MINING-0.65%

Southern Peru Copper Corp.(b)                      95,000      4,858,300
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.17%

Rockwell Automation, Inc.                         191,000      8,829,930
========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-1.59%

Monsanto Co.                                      204,000     11,958,480
========================================================================

FOOTWEAR-2.03%

NIKE, Inc.-Class B                                199,000     15,285,190
========================================================================

HEALTH CARE EQUIPMENT-3.18%

Bard (C.R.), Inc.(b)                              100,000      7,117,000
------------------------------------------------------------------------
Becton, Dickinson & Co.                           287,000     16,795,240
========================================================================
                                                              23,912,240
========================================================================

HEALTH CARE FACILITIES-2.08%

HCA Inc.(b)                                       280,000     15,635,200
========================================================================

HEALTH CARE SERVICES-2.19%

Medco Health Solutions, Inc.(a)                   125,000      6,371,250
------------------------------------------------------------------------
Quest Diagnostics Inc.                             95,000     10,051,000
========================================================================
                                                              16,422,250
========================================================================

HEALTH CARE SUPPLIES-2.76%

Alcon, Inc. (Switzerland)(a)                      213,700     20,728,900
========================================================================

HOME IMPROVEMENT RETAIL-1.06%

Home Depot, Inc. (The)                            225,000      7,958,250
========================================================================

HOMEBUILDING-1.83%

D.R. Horton, Inc.(b)                              240,000      7,320,000
------------------------------------------------------------------------
NVR, Inc.(a)(b)                                     9,000      6,465,150
========================================================================
                                                              13,785,150
========================================================================

HOTELS, RESORTS & CRUISE LINES-0.68%

Marriott International, Inc.-Class A               81,000      5,082,750
========================================================================

HOUSEHOLD PRODUCTS-2.62%

Clorox Co. (The)(b)                               130,000      8,229,000
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
HOUSEHOLD PRODUCTS-(CONTINUED)

Procter & Gamble Co. (The)                        212,000   $ 11,479,800
========================================================================
                                                              19,708,800
========================================================================

HOUSEWARES & SPECIALTIES-1.16%

Fortune Brands, Inc.                              103,000      8,711,740
========================================================================

HYPERMARKETS & SUPER CENTERS-0.76%

Costco Wholesale Corp.(b)                         140,000      5,681,200
========================================================================

INDUSTRIAL CONGLOMERATES-0.86%

Tyco International Ltd. (Bermuda)                 207,000      6,481,170
========================================================================

INTEGRATED OIL & GAS-4.77%

BP PLC-ADR (United Kingdom)                       143,000      8,708,700
------------------------------------------------------------------------
Chevron Corp.                                     221,000     11,492,000
------------------------------------------------------------------------
ConocoPhillips                                    149,000     15,622,650
========================================================================
                                                              35,823,350
========================================================================

INTERNET SOFTWARE & SERVICES-0.70%

VeriSign, Inc.(a)                                 200,000      5,292,000
========================================================================

INVESTMENT BANKING & BROKERAGE-3.99%

Bear Stearns Cos. Inc. (The)                       71,000      6,720,860
------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   106,000     11,319,740
------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     130,000     11,923,600
========================================================================
                                                              29,964,200
========================================================================

IT CONSULTING & OTHER SERVICES-1.18%

Accenture Ltd.-Class A (Bermuda)(a)               409,000      8,875,300
========================================================================

MANAGED HEALTH CARE-7.05%

Aetna Inc.                                        248,000     18,195,760
------------------------------------------------------------------------
UnitedHealth Group Inc.                           267,000     25,234,170
------------------------------------------------------------------------
WellPoint, Inc.(a)                                 75,000      9,581,250
========================================================================
                                                              53,011,180
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.80%

Apache Corp.                                      100,000      5,629,000
------------------------------------------------------------------------
Devon Energy Corp.                                175,000      7,904,750
========================================================================
                                                              13,533,750
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-2.09%

Valero Energy Corp.                               229,000     15,693,370
========================================================================

PACKAGED FOODS & MEATS-1.11%

Hershey Co. (The)                                 130,000      8,307,000
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

PERSONAL PRODUCTS-3.48%

Gillette Co. (The)                                506,000   $ 26,129,840
========================================================================

PHARMACEUTICALS-6.95%

Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(b)                                     203,000      6,309,240
------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (United Kingdom)          128,000      6,470,400
------------------------------------------------------------------------
Johnson & Johnson                                 491,000     33,697,330
------------------------------------------------------------------------
Sanofi-Aventis-ADR (France)                       130,000      5,768,100
========================================================================
                                                              52,245,070
========================================================================

PROPERTY & CASUALTY INSURANCE-0.94%

Allstate Corp. (The)                              126,000      7,076,160
========================================================================

RAILROADS-0.71%

Norfolk Southern Corp.                            170,000      5,338,000
========================================================================

RESTAURANTS-4.14%

Darden Restaurants, Inc.                          265,000      7,950,000
------------------------------------------------------------------------
McDonald's Corp.                                  250,000      7,327,500
------------------------------------------------------------------------
Yum! Brands, Inc.                                 337,000     15,825,520
========================================================================
                                                              31,103,020
========================================================================

SEMICONDUCTORS-1.18%

Intel Corp.                                       149,000      3,504,480
------------------------------------------------------------------------
National Semiconductor Corp.                      283,000      5,399,640
========================================================================
                                                               8,904,120
========================================================================

SOFT DRINKS-1.08%

PepsiCo, Inc.                                     146,000      8,123,440
========================================================================

SPECIALTY STORES-2.02%

Staples, Inc.                                     796,000     15,179,720
========================================================================

STEEL-1.83%

Nucor Corp.(b)                                    184,000      9,402,400
------------------------------------------------------------------------
United States Steel Corp.                         102,000      4,361,520
========================================================================
                                                              13,763,920
========================================================================

SYSTEMS SOFTWARE-3.93%

Adobe Systems Inc.                                239,000     14,213,330
------------------------------------------------------------------------
Microsoft Corp.                                   429,280     10,860,784
------------------------------------------------------------------------
Oracle Corp.(a)                                   389,000      4,496,840
========================================================================
                                                              29,570,954
========================================================================

THRIFTS & MORTGAGE FINANCE-1.87%

Countrywide Financial Corp.                       389,000     14,077,910
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $669,535,613)                          739,203,449
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

MONEY MARKET FUNDS-2.38%

Liquid Assets Portfolio-Institutional
  Class(c)                                      8,940,682   $  8,940,682
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)     8,940,682      8,940,682
========================================================================
    Total Money Market Funds (Cost
      $17,881,364)                                            17,881,364
========================================================================
TOTAL INVESTMENTS-100.73% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $687,416,977)                757,084,813
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-4.43%

STIC Prime Portfolio-Institutional
  Class(c)(d)                                  33,327,138   $ 33,327,138
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $33,327,138)                                      33,327,138
========================================================================
TOTAL INVESTMENTS-105.16% (Cost $720,744,115)                790,411,951
========================================================================
OTHER ASSETS LESS LIABILITIES-(5.16%)                        (38,818,675)
========================================================================
NET ASSETS-100.00%                                          $751,593,276
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at April 30, 2005.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $669,535,613)*                             $   739,203,449
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $51,208,502)                        51,208,502
============================================================
     Total investments (cost $720,744,115)       790,411,951
============================================================
Receivables for:
  Fund shares sold                                 1,098,975
------------------------------------------------------------
  Dividends                                          708,237
------------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans                  157,296
------------------------------------------------------------
Other assets                                         103,576
============================================================
     Total assets                                792,480,035
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                            5,587,618
------------------------------------------------------------
  Fund shares reacquired                             999,519
------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                201,036
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                       33,327,138
------------------------------------------------------------
Accrued distribution fees                            247,691
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,315
------------------------------------------------------------
Accrued transfer agent fees                          486,221
------------------------------------------------------------
Accrued operating expenses                            35,221
============================================================
     Total liabilities                            40,886,759
============================================================
Net assets applicable to shares outstanding  $   751,593,276
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 2,297,925,258
------------------------------------------------------------
Undistributed net investment income                  (88,320)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                       (1,615,911,498)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                      69,667,836
============================================================
                                             $   751,593,276
____________________________________________________________
============================================================


NET ASSETS:

Class A                                      $   186,431,217
____________________________________________________________
============================================================
Class B                                      $   105,857,250
____________________________________________________________
============================================================
Class C                                      $    47,817,195
____________________________________________________________
============================================================
Class R                                      $     2,131,582
____________________________________________________________
============================================================
Investor Class                               $   350,468,858
____________________________________________________________
============================================================
Institutional Class                          $    58,887,174
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           20,166,877
____________________________________________________________
============================================================
Class B                                           11,921,117
____________________________________________________________
============================================================
Class C                                            5,382,267
____________________________________________________________
============================================================
Class R                                              231,509
____________________________________________________________
============================================================
Investor Class                                    37,721,028
____________________________________________________________
============================================================
Institutional Class                                6,332,814
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          9.24
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $9.24 divided by
       94.50%)                               $          9.78
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                   $          8.88
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                   $          8.88
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                   $          9.21
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
     share                                   $          9.29
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                   $          9.30
____________________________________________________________
============================================================

* At April 30, 2005, securities with an aggregate market value of $32,769,431 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $2,646)          $  5,990,107
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $14,847 after rebates of
  $161,510)                                                        140,372
==========================================================================
    Total investment income                                      6,130,479
==========================================================================

EXPENSES:

Advisory fees                                                    2,914,287
--------------------------------------------------------------------------
Administrative services fees                                       114,166
--------------------------------------------------------------------------
Custodian fees                                                      38,813
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          331,943
--------------------------------------------------------------------------
  Class B                                                          571,187
--------------------------------------------------------------------------
  Class C                                                          253,087
--------------------------------------------------------------------------
  Class R                                                            7,121
--------------------------------------------------------------------------
  Investor Class                                                   365,984
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, R & Investor               1,408,294
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                           6,130
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           20,696
--------------------------------------------------------------------------
Other                                                              300,139
==========================================================================
    Total expenses                                               6,331,847
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (244,157)
==========================================================================
    Net expenses                                                 6,087,690
==========================================================================
Net investment income                                               42,789
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities (includes gains
  from securities sold to affiliates of $2,126,225)             25,807,818
==========================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (19,161,150)
==========================================================================
Net gain from investment securities                              6,646,668
==========================================================================
Net increase in net assets resulting from operations          $  6,689,457
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2005 and the year ended October 31, 2004 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $     42,789    $ (6,606,212)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  25,807,818      98,213,764
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (19,161,150)    (67,692,338)
==========================================================================================
    Net increase in net assets resulting from operations         6,689,457      23,915,214
==========================================================================================
Share transactions-net:
  Class A                                                        7,685,475      18,678,547
------------------------------------------------------------------------------------------
  Class B                                                       (8,148,920)    (12,082,083)
------------------------------------------------------------------------------------------
  Class C                                                         (907,138)      3,097,603
------------------------------------------------------------------------------------------
  Class R                                                         (679,048)        574,491
------------------------------------------------------------------------------------------
  Investor Class                                               (31,720,180)    361,821,129
------------------------------------------------------------------------------------------
  Institutional Class                                           37,968,651      22,063,157
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                                4,198,840     394,152,844
==========================================================================================
    Net increase in net assets                                  10,888,297     418,068,058
==========================================================================================

NET ASSETS:

  Beginning of period                                          740,704,979     322,636,921
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(88,320) and $(131,109), respectively)  $751,593,276    $740,704,979
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund paid an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $1 billion                                                0.75%
----------------------------------------------------------------------
Next $1 billion                                                 0.70%
----------------------------------------------------------------------
Over $2 billion                                                 0.625%
______________________________________________________________________
======================================================================


    Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $250 million                                              0.695%
----------------------------------------------------------------------
Next $250 million                                               0.67%
----------------------------------------------------------------------
Next $500 million                                               0.645%
----------------------------------------------------------------------
Next $1.5 billion                                               0.62%
----------------------------------------------------------------------
Next $2.5 billion                                               0.595%
----------------------------------------------------------------------
Next $2.5 billion                                               0.57%
----------------------------------------------------------------------
Next $2.5 billion                                               0.545%
----------------------------------------------------------------------
Over $10 billion                                                0.52%
______________________________________________________________________
======================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended April 30, 2005, AIM waived fees of $209,967.

    For the six months ended April 30, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $20,806 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended April 30, 2005, AIM was paid $114,166.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended April 30, 2005, the Fund paid AISI $1,408,294 for Class A, Class B, Class C, Class R and Investor Class share classes and $6,130 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $331,943, $571,187, $253,087, $7,121 and $365,984, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2005, ADI advised the Fund that it retained $38,261 in front-end sales commissions from the sale of Class A shares and $1,506, $16,492, $3,258 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended April 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      04/30/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $14,259,968      $ 43,067,825      $ (48,387,111)        $   --         $ 8,940,682     $ 62,236       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            14,259,968        43,067,825        (48,387,111)            --           8,940,682       63,289           --
==================================================================================================================================
  Subtotal        $28,519,936      $ 86,135,650      $ (96,774,222)        $   --         $17,881,364     $125,525       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      04/30/05        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 4,905,700      $ 77,755,697      $ (82,661,397)        $   --         $        --     $  5,223       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                    --       130,131,667        (96,804,529)            --          33,327,138        9,624           --
==================================================================================================================================
  Subtotal        $ 4,905,700      $207,887,364      $(179,465,926)        $   --         $33,327,138     $ 14,847       $   --
==================================================================================================================================
  Total           $33,425,636      $294,023,014      $(276,240,148)        $   --         $51,208,502     $140,372       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of rebates.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended April 30, 2005, the Fund engaged in securities purchases of $0 and sales of $7,735,000, which resulted in net realized gains of $2,126,225.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended April 30, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $13,384.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended April 30, 2005, the Fund paid legal fees of $3,189 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended April 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2005, securities with an aggregate value of $32,769,431 were on loan to brokers. The loans were secured by cash collateral of $33,327,138 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended April 30, 2005, the Fund received dividends on cash collateral of $14,847 for securities lending transactions, which are net of rebates.

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these Limitation rules, the Fund is limited as of October 31, 2004 to utilizing $1,546,948,307 of capital loss carryforward in the fiscal year ended October 31, 2005.

    The Fund had a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
------------------------------------------------------------------------------
October 31, 2009                                                $1,067,080,173
------------------------------------------------------------------------------
October 31, 2010                                                   532,535,321
------------------------------------------------------------------------------
October 31, 2011                                                    35,095,604
==============================================================================
Total capital loss carryforward                                 $1,634,711,098
______________________________________________________________________________
==============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003, the date of the reorganization of INVESCO Growth Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2005 was $387,343,053 and $365,180,262, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 80,318,882
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (17,164,639)
==============================================================================
Net unrealized appreciation of investment securities             $ 63,154,243
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $727,257,708.

NOTE 11--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING(A)
------------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                                    APRIL 30, 2005                OCTOBER 31, 2004
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,456,295    $ 33,478,961      6,225,450    $  57,170,463
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,158,312      10,764,191      2,516,228       22,341,073
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,034,121       9,651,420      2,041,593       18,173,950
------------------------------------------------------------------------------------------------------------------------
  Class R                                                         41,704         402,574        111,709        1,022,930
------------------------------------------------------------------------------------------------------------------------
  Investor Class                                               1,494,394      14,520,052      4,268,368       39,323,955
------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                       3,989,941      38,701,639      2,436,212       22,232,973
========================================================================================================================
Issued in connection with acquisitions:(c)
  Class A                                                             --              --        445,760        3,960,921
------------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --         24,464          210,855
------------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --        426,258        3,668,554
------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                      --              --     50,546,207      449,143,077
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        203,261       1,964,867        472,810        4,373,299
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (211,295)     (1,964,867)      (489,052)      (4,373,299)
========================================================================================================================
Reacquired:
  Class A                                                     (2,877,653)    (27,758,353)    (5,108,536)     (46,826,136)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,823,491)    (16,948,244)    (3,420,244)     (30,260,712)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,136,316)    (10,558,558)    (2,120,502)     (18,744,901)
------------------------------------------------------------------------------------------------------------------------
  Class R                                                       (112,698)     (1,081,622)       (48,964)        (448,439)
------------------------------------------------------------------------------------------------------------------------
  Investor Class                                              (4,759,426)    (46,240,232)   (13,848,145)    (126,645,903)
------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         (74,710)       (732,988)       (18,629)        (169,816)
========================================================================================================================
                                                                 382,439    $  4,198,840     44,460,987    $ 394,152,844
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 10% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. 7% of the outstanding shares of the fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by AIM. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)  Institutional Class shares commenced sales on April 30, 2004.
(c) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Growth Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 51,442,689 shares of the Fund for 234,385,533 shares of INVESCO Growth Fund outstanding as of the close of business on October 31, 2003. INVESCO Growth Fund's net assets at that date of $456,983,407, including $93,333,500 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $322,706,968.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                        CLASS A
                                ----------------------------------------------------------------------------------------
                                SIX MONTHS
                                   ENDED                                   YEAR ENDED OCTOBER 31,
                                 APRIL 30,          --------------------------------------------------------------------
                                   2005               2004           2003           2002           2001           2000
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $   9.16           $   8.88       $   7.37       $   8.82       $  17.74       $  11.29
------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)       0.00(a)(b)        (0.08)(a)      (0.08)(a)      (0.09)(a)      (0.08)(a)      (0.15)(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                  0.08               0.36           1.59          (1.36)         (8.84)          6.60
========================================================================================================================
    Total from investment
      operations                     0.08               0.28           1.51          (1.45)         (8.92)          6.45
========================================================================================================================
Net asset value, end of period   $   9.24           $   9.16       $   8.88       $   7.37       $   8.82       $  17.74
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(c)                      0.87%              3.15%         20.49%        (16.44)%       (50.28)%        57.13%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                 $186,431           $177,498       $154,052       $105,320       $138,269       $225,255
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average
  net assets:
  With fee waivers and/or
    expense reimbursements           1.55%(d)           1.54%          1.82%          1.70%          1.57%          1.58%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements           1.61%(d)           1.55%          1.82%          1.70%          1.57%          1.58%
========================================================================================================================
Ratio of net investment income
  (loss) to average net assets       0.03%(b)(d)       (0.92)%        (1.01)%        (1.01)%        (0.72)%        (0.82)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(e)             48%               111%           123%           111%           124%           113%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.01) and $(0.30)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $191,253,560.
(e)  Not annualized for periods less than one year.

                                                                         CLASS B
                                -----------------------------------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                                    YEAR ENDED OCTOBER 31,
                                APRIL 30,          ----------------------------------------------------------------------
                                   2005              2004             2003           2002           2001           2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $   8.82          $   8.61         $   7.20       $   8.67       $  17.54       $  11.25
-------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)      (0.03)(a)(b)      (0.14)(a)        (0.12)(a)      (0.14)(a)      (0.16)(a)      (0.27)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                  0.09              0.35             1.53          (1.33)         (8.71)          6.56
=========================================================================================================================
    Total from investment
      operations                     0.06              0.21             1.41          (1.47)         (8.87)          6.29
=========================================================================================================================
Net asset value, end of period   $   8.88          $   8.82         $   8.61       $   7.20       $   8.67       $  17.54
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                      0.68%             2.44%           19.58%        (16.96)%       (50.57)%        55.91%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                 $105,857          $112,931         $122,011       $104,040       $144,747       $210,224
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average
  net assets:
  With fee waivers and/or
    expense reimbursements           2.20%(d)          2.19%            2.47%          2.35%          2.23%          2.24%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements           2.26%(d)          2.20%            2.47%          2.35%          2.23%          2.24%
=========================================================================================================================
Ratio of net investment income
  (loss) to average net assets      (0.62)%(b)(d)     (1.57)%          (1.66)%        (1.66)%        (1.39)%        (1.48)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(e)             48%              111%             123%           111%           124%           113%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.04) and $(0.95)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $115,184,129.
(e)  Not annualized for periods less than one year.

                                                                     CLASS C
                                ----------------------------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                                YEAR ENDED OCTOBER 31,
                                APRIL 30,          ---------------------------------------------------------------
                                   2005             2004          2003          2002          2001          2000
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                         $  8.83           $  8.62       $  7.21       $  8.67       $ 17.55       $ 11.25
------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income (loss)     (0.03)(a)(b)      (0.14)(a)     (0.12)(a)     (0.14)(a)     (0.16)(a)     (0.27)(a)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
    securities (both realized
    and unrealized)                 0.08              0.35          1.53         (1.32)        (8.72)         6.57
==================================================================================================================
    Total from investment
      operations                    0.05              0.21          1.41         (1.46)        (8.88)         6.30
==================================================================================================================
Net asset value, end of period   $  8.88           $  8.83       $  8.62       $  7.21       $  8.67       $ 17.55
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(c)                     0.57%             2.44%        19.56%       (16.84)%      (50.60)%       56.00%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                 $47,817           $48,420       $44,272       $36,575       $57,865       $79,392
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average
  net assets:
  With fee waivers and/or
    expense reimbursements          2.20%(d)          2.19%         2.47%         2.35%         2.23%         2.24%
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements          2.26%(d)          2.20%         2.47%         2.35%         2.23%         2.24%
==================================================================================================================
Ratio of net investment income
  (loss) to average net assets     (0.62)%(b)(d)     (1.57)%       (1.66)%       (1.66)%       (1.39)%       (1.48)%
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(e)            48%              111%          123%          111%          124%          113%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.04) and $(0.95)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $51,036,875.
(e)  Not annualized for periods less than one year.

                                                                                      CLASS R
                                                              --------------------------------------------------------
                                                                                                         JUNE 3, 2002
                                                              SIX MONTHS           YEAR ENDED             (DATE SALES
                                                                ENDED              OCTOBER 31,           COMMENCED) TO
                                                              APRIL 30,        -------------------        OCTOBER 31,
                                                                 2005           2004         2003            2002
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.13         $ 8.87       $ 7.37          $  8.40
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)(a)(b)   (0.10)(a)    (0.09)(a)        (0.04)(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.09           0.36         1.59            (0.99)
======================================================================================================================
    Total from investment operations                              0.08           0.26         1.50            (1.03)
======================================================================================================================
Net asset value, end of period                                  $ 9.21         $ 9.13       $ 8.87          $  7.37
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(c)                                                   0.88%          2.93%       20.35%          (12.26)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,132         $2,761       $2,127          $     9
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.70%(d)       1.69%        1.97%            1.85%(e)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.76%(d)       1.70%        1.97%            1.85%(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.12)%(b)(d)  (1.07)%      (1.16)%          (1.16)%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                          48%           111%         123%             111%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.02) and $(0.45)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $2,871,902.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                   INVESTOR CLASS
                                                              ---------------------------------------------------------
                                                                                                     SEPTEMBER 30, 2003
                                                              SIX MONTHS                                (DATE SALES
                                                                ENDED            YEAR ENDED            COMMENCED) TO
                                                              APRIL 30,          OCTOBER 31,            OCTOBER 31,
                                                                 2005               2004                    2003
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   9.20           $   8.88                 $ 8.24
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.01(a)(b)        (0.05)(a)(c)           (0.01)(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.08               0.37                   0.65
=======================================================================================================================
    Total from investment operations                               0.09               0.32                   0.64
=======================================================================================================================
Net asset value, end of period                                 $   9.29           $   9.20                 $ 8.88
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(d)                                                    0.98%              3.60%(c)               7.77%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $350,469           $376,905                 $  174
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.39%(e)           1.19%                  1.56%(f)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.45%(e)           1.42%                  1.56%(f)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets        0.19%(b)(e)       (0.57)%                (0.75)%(f)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(g)                                           48%               111%                   123%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.00 and $(0.14)%, respectively.
(c) The advisor reimbursed Investor Class expenses related to an overpayment of Rule 12b-1 fees of the INVESCO Growth fund paid to INVESCO Distributors, Inc., the prior distributor of INVESCO Growth Fund. Had the advisor not reimbursed these expenses the net investment income per share, the ratio of expenses to average net assets, the ratio of net investment income to average net assets and the total return would have been (0.07), 1.41%, (0.79) and 3.27%, respectively.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(e) Ratios are annualized and based on average daily net assets of $381,925,018.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                    INSTITUTIONAL CLASS
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                              SIX MONTHS        (DATE SALES
                                                                ENDED          COMMENCED) TO
                                                              APRIL 30,         OCTOBER 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  9.18            $  9.13
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.04(a)(b)        (0.01)(a)
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.08               0.06
=============================================================================================
    Total from investment operations                              0.12               0.05
=============================================================================================
Net asset value, end of period                                 $  9.30            $  9.18
_____________________________________________________________________________________________
=============================================================================================
Total return(c)                                                   1.31%              0.55%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $58,887            $22,190
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.84%(d)           0.92%(e)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.90%(d)           0.93%(e)
=============================================================================================
Ratio of net investment income to average net assets              0.74%(b)(d)       (0.30)%(e)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(f)                                          48%               111%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.03 and $0.41%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $41,312,037.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including, among others, the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and/or investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  As part of the settlements, IFG agreed to pay a total of $325 million (including $110 million in civil penalties). Additionally, AIM and ADI agreed to pay a total of $50 million (including $30 million in civil penalties). These settlement funds will be made available for distribution to the shareholders of the applicable AIM Funds that were harmed by market timing activity, and may (or may not) increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these settlement funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related issues in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
Frank S. Bayley                   President                                     Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Mark H. Williamson
Chair                             Executive Vice President                      INVESTMENT ADVISOR
Albert R. Dowden                                                                A I M Advisors, Inc.
Edward K. Dunn Jr.                Lisa O. Brinkley                              11 Greenway Plaza
Jack M. Fields                    Senior Vice President and Chief Compliance    Suite 100
Carl Frischling                   Officer                                       Houston, TX 77046-1173
Robert H. Graham
Gerald J. Lewis                   Russell C. Burk                               TRANSFER AGENT
Prema Mathai-Davis                Senior Vice President (Senior Officer)        AIM Investment Services, Inc.
Lewis F. Pennock                                                                P.O. Box 4739
Ruth H. Quigley                   Kevin M. Carome                               Houston, TX 77210-4739
Larry Soll                        Senior Vice President, Secretary and Chief
Mark H. Williamson                Legal Officer                                 CUSTODIAN
                                                                                State Street Bank and Trust Company
                                  Sidney M. Dilgren                             225 Franklin Street
                                  Vice President and Treasurer                  Boston, MA 02110-2801
                                  J. Philip Ferguson                            COUNSEL TO THE FUND
                                  Vice President                                Ballard Spahr
                                                                                Andrews & Ingersoll, LLP
                                  Karen Dunn Kelley                             1735 Market Street, 51st Floor
                                  Vice President                                Philadelphia, PA 19103-7599
                                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                1177 Avenue of the Americas
                                                                                New York, NY 10036-2714

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

             DOMESTIC EQUITY                               SECTOR EQUITY

AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund(1)
AIM Basic Balanced Fund*                     AIM Energy Fund(1)
AIM Basic Value Fund                         AIM Financial Services Fund(1)
AIM Blue Chip Fund                           AIM Global Health Care Fund
AIM Capital Development Fund                 AIM Global Real Estate Fund
AIM Charter Fund                             AIM Gold & Precious Metals Fund(1)
AIM Constellation Fund                       AIM Leisure Fund(1)
AIM Diversified Dividend Fund                AIM Multi-Sector Fund(1)
AIM Dynamics Fund(1)                         AIM Real Estate Fund(7)
AIM Large Cap Basic Value Fund               AIM Technology Fund(1)
AIM Large Cap Growth Fund                    AIM Utilities Fund(1)
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(2)
AIM Mid Cap Growth Fund                                    FIXED INCOME
AIM Opportunities I Fund
AIM Opportunities II Fund                    TAXABLE
AIM Opportunities III Fund
AIM Premier Equity Fund                      AIM Floating Rate Fund
AIM S&P 500 Index Fund(1)                    AIM High Yield Fund
AIM Select Equity Fund                       AIM Income Fund
AIM Small Cap Equity Fund(3)                 AIM Intermediate Government Fund
AIM Small Cap Growth Fund(4)                 AIM Limited Maturity Treasury Fund
AIM Small Company Growth Fund(1)             AIM Money Market Fund
AIM Trimark Endeavor Fund                    AIM Short Term Bond Fund
AIM Trimark Small Companies Fund             AIM Total Return Bond Fund
AIM Weingarten Fund                          Premier Portfolio
                                             Premier U.S. Government Money Portfolio(1)
*Domestic equity and income fund
                                             TAX-FREE

       INTERNATIONAL/GLOBAL EQUITY           AIM High Income Municipal Fund
                                             AIM Municipal Bond Fund
AIM Asia Pacific Growth Fund                 AIM Tax-Exempt Cash Fund
AIM Developing Markets Fund                  AIM Tax-Free Intermediate Fund
AIM European Growth Fund                     Premier Tax-Exempt Portfolio
AIM European Small Company Fund(5)
AIM Global Aggressive Growth Fund
AIM Global Equity Fund                               AIM ALLOCATION SOLUTIONS
AIM Global Growth Fund
AIM Global Value Fund                        AIM Conservative Allocation Fund
AIM International Core Equity Fund(1)        AIM Growth Allocation Fund(8)
AIM International Growth Fund                AIM Moderate Allocation Fund
AIM International Small Company Fund(6)      AIM Moderate Growth Allocation Fund
AIM Trimark Fund                             AIM Moderately Conservative Allocation Fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7) As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after July 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $131 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $375 billion in assets under management. Data as of March 31, 2005.

================================================================================
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
================================================================================

  AIMinvestments.com              LCG-SAR-1             A I M Distributors, Inc.


[YOUR GOALS. OUR SOLUTIONS.]
  --Registered Trademark--

Mutual   Retirement   Annuities   College    Separately    Offshore   Cash
Funds    Products                 Savings    Managed       Products   Management
                                  Plans      Accounts

                                             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                    --Registered Trademark--

                                                         AIM MID CAP GROWTH FUND
                              SEMIANNUAL REPORT TO SHAREHOLDERS o APRIL 30, 2005


                                  [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--                           --Registered Trademark--

AIM MID CAP GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of April 30, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT             o The returns shown in the Management's
                                                                                           Discussion of Fund Performance are based
Effective September 30, 2003, Class B        o The unmanaged Standard & Poor's             on net asset values calculated for
shares are not available as an               Composite Index of 500 Stocks (the S&P        shareholder transactions. Generally
investment for retirement plans              500--Registered Trademark-- Index) is an      accepted accounting principles require
maintained pursuant to Section 401 of        index of common stocks frequently used        adjustments to be made to the net assets
the Internal Revenue Code, including         as a general measure of U.S. stock            of the Fund at period end for financial
401(k) plans, money purchase pension         market performance.                           reporting purposes, and as such, the net
plans and profit sharing plans. Plans                                                      asset values for shareholder
that have existing accounts invested in      o The unmanaged RussellMidcap                 transactions and the returns based on
Class B shares will continue to be           --Registered Trademark-- Growth Index is      those net asset values may differ from
allowed to make additional purchases.        a subset of the Russell Midcap                the net asset values and returns
                                             --Registered Trademark-- Index, which         reported in the Financial Highlights.
o Class R shares are available only to       represents the performance of the stocks
certain retirement plans. Please see the     of domestic mid-capitalization                The Fund provides a complete list of its
prospectus for more information.             companies; the Growth subset measures         holdings four times in each fiscal year,
                                             the performance of Russell Midcap             at the quarter-ends. For the second and
PRINCIPAL RISKS OF INVESTING IN THE FUND     companies with higher price/book ratios       fourth quarters, the lists appear in the
                                             and higher forecasted growth values.          Fund's semiannual and annual reports to
o Investing in small and mid-size                                                          shareholders. For the first and third
companies involves risks not associated      o The unmanaged Lipper Mid-Cap Growth         quarters, the Fund files the lists with
with investing in more established           Fund Index represents an average of the       the Securities and Exchange Commission
companies, including business risk,          performance of the 30 largest                 (SEC) on Form N-Q. Shareholders can look
significant stock price fluctuations and     mid-capitalization growth funds tracked       up the Fund's Forms N-Q on the SEC's Web
illiquidity.                                 by Lipper, Inc., an independent mutual        site at sec.gov. Copies of the Fund's
                                             fund performance monitor.                     Forms N-Q may be reviewed and copied at
o The Fund may invest up to 25% of its                                                     the SEC's Public Reference Room at 450
assets in the securities of non-U.S.         o The Fund is not managed to track the        Fifth Street, N.W., Washington, D.C.
issuers. International investing             performance of any particular index,          20549-0102. You can obtain information
presents certain risks not associated        including the indexes defined here, and       on the operation of the Public Reference
with investing solely in the United          consequently, the performance of the          Room, including information about
States. These include risks relating to      Fund may deviate significantly from the       duplicating fee charges, by calling
fluctuations in the value of the U.S.        performance of the indexes.                   1-202-942-8090 or 1-800-732-0330, or by
dollar relative to the values of other                                                     electronic request at the following
currencies, the custody arrangements         o A direct investment cannot be made in       e-mail address: publicinfo@sec.gov. The
made for the Fund's foreign holdings,        an index. Unless otherwise indicated,         SEC file numbers for the Fund are
differences in accounting, political         index results include reinvested              811-1424 and 2-25469. The Fund's most
risks and the lesser degree of public        dividends, and they do not reflect sales      recent portfolio holdings, as filed on
information required to be provided by       charges. Performance of an index of           Form N-Q, are also available at
non-U.S. companies.                          funds reflects fund expenses;                 AIMinvestments.com.
                                             Performance of a market index does not.
o Although investments in initial public                                                   A description of the policies and
offerings (IPOs) have had a positive         OTHER INFORMATION                             procedures that the Fund uses to
impact on the Fund's performance in the                                                    determine how to vote proxies relating
past, there can be no assurance that the     o Industry classifications used in this       to portfolio securities is available
Fund will have favorable IPO investment      report are generally according to the         without charge, upon request, from our
opportunities in the future. Attractive      Global Industry Classification Standard,      Client Services department at
IPOs are often oversubscribed and may        which was developed by and is the             800-959-4246 or on the AIM Web site,
not be available to the Fund, or may be      exclusive property and a service mark of      AIMinvestments.com. On the home page,
available in only very limited               Morgan Stanley Capital International          scroll down and click on AIM Funds Proxy
quantities. For additional information       Inc. and Standard & Poor's.                   Policy. The information is also
regarding the Fund's performance, please                                                   available on the SEC Web site, sec.gov.
see the Fund's prospectus.
                                                                                           Information regarding how the Fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           June 30, 2004, is available at our Web
                                                                                           site. Go to AIMinvestments.com, access
                                                                                           the About Us tab, click on Required
                                                                                           Notices and then click on Proxy Voting
                                                                                           Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the SEC Web site, sec.gov.

===============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
===============================================================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM MID CAP GROWTH FUND

                      DEAR FELLOW SHAREHOLDERS:

                      Most equity market and fund indexes, domestic and
 [GRAHAM              international, produced positive total returns for
 PHOTO]               the six months ended April 30, 2005, but for the most
                      part, those positive numbers reflected gains made during the latter months of 2004. Year-to-date as of April 30, 2005, the returns were far less attractive.

                        High oil prices remained a source of unease; crude
ROBERT H. GRAHAM      oil remained near or above $50 per barrel throughout
                      the reporting period. The Producer Price Index was up
                      fairly sharply in April, largely due to energy costs.
  [WILLIAMSON         And central bank policy continued to focus on
      PHOTO]          containing short-term inflation via increases in the
                      overnight federal funds interest rate, the rate the
                      Federal Reserve (the Fed) most directly controls.
                      Shortly after the reporting period closed, the Fed
                      raised that rate to 3%; it was the eighth increase
MARK H. WILLIAMSON    since mid-2004. Should the Fed continue to raise
                      rates, this could eventually dampen economic performance, which in fact has been quite good. Gross domestic product grew 4.4% for all of 2004 and the preliminary estimate of annualized growth for the first quarter of 2005 was 3.5%.

                         o Though the growth rate of the manufacturing sector slowed in April and again in May, manufacturing continued to grow, according to the Institute for Supply Management
                               (ISM), whose purchasing manager surveys
                               cover more than 80% of the U.S. economy. In
                               May, manufacturing grew for the 24th
                               consecutive month while the overall economy grew for the 43rd consecutive month, ISM reported.

                         o Though job growth during May was much slower than during April, the unemployment rate remained unchanged at 5.1% as May 2005 ended.

                         o For the first quarter of 2005, earnings for companies included in the Standard & Poor's Composite Index of 500 Stocks, an index of the broad U.S. stock market, were up more than 10%, on average, over a year earlier.

                         o Bond yields have not risen as much as might be expected given eight increases in short-term interest rates in less than a year. This may indicate that the bond market is not anticipating a long-term inflationary pattern.

                               After the slow start in 2005, domestic and
                      many international markets began to rally after the close of the reporting period, demonstrating once again how changeable markets are in the short term. Given the elusiveness of accurate short-term market forecasts, as always, we urge our shareholders to:

                         o     keep a long-term investment perspective,

                         o make sure their portfolio of investments is suitably diversified, and

                         o contact their financial advisors when they have questions about their investments or the markets.

                      YOUR FUND

                      In the following pages you will find a discussion of your Fund's investment philosophy, an explanation of its performance for the reporting period, and a summary of its portfolio as of April 30. Further information about your Fund, The AIM Family of Funds--Registered Trademark--, and investing in general is always available on our widely praised Web site, AIMinvestments.com. Please visit frequently.

                         We at AIM remain committed to building
                      solutions to help you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.


                      Sincerely,

                      /S/ ROBERT H. GRAHAM            /S/ MARK H. WILLIAMSON

                      Robert H. Graham                Mark H. Williamson
                      President & Vice Chair,         Chairman & President,
                      AIM Funds                       A I M Advisors, Inc.
                      June 17, 2005

                      AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM MID CAP GROWTH FUND


MANAGEMENT'S DISCUSSION OF FUND              ========================================         We endeavor to control volatility and
PERFORMANCE                                                                                risk by avoiding concentrating the
                                             FUND VS. INDEXES                              Fund's assets in any one sector or
PERFORMANCE SUMMARY                                                                        stock. Typically, the portfolio will
                                             Total returns, 10/31/04-4/30/05,              hold between 100 and 120 stocks. We
Stocks, as measured by the performance       excluding applicable sales charges. If        consider selling a stock for any of the
of the S&P 500 Index and other               sales charges were included, returns          following reasons:
benchmarks, generally posted lackluster      would be lower.
returns over the period, amid investor                                                     o a stock reaches our valuation target;
concerns about higher oil prices and         Class A Shares                         1.43%
rising interest rates. These trends also                                                   o a change in fundamentals indicates
muted the Fund's performance.                Class B Shares                         1.14   problems for the company;

   The Fund underperformed the S&P 500       Class C Shares                         1.14   o the company moves into the large
Index and the Russell Midcap Growth                                                        capitalization range;
Index largely because of stock               Class R Shares                         1.44
selection. Its holdings in the                                                             o or a more attractive investment option
industrials and information technology       S&P 500 Index (Broad-Based Index)      3.28   becomes available.
sectors detracted from its performance
relative to the Russell Midcap Growth        Russell Midcap Growth Index                   MARKET CONDITIONS AND YOUR FUND
Index. The Fund's focus on valuation         (Style-specific Index)                 4.07
helped it fare somewhat better than its                                                    The S&P 500 Index recorded most of its
Lipper peer group, as value stocks           Lipper Mid-Cap Growth Fund Index              gains in the first two months of the
outperformed growth stocks over the          (Peer-Group Index)                     1.05   reporting period, as oil prices declined
period.                                                                                    and the uncertainty surrounding the U.S.
                                             SOURCE: LIPPER,INC.                           presidential race was resolved. The S&P
HOW WE INVEST                                                                              500 Index declined in the first quarter
                                             ========================================      of 2005, as oil prices again increased
We use a bottom-up approach to                                                             and the Federal Reserve continued
investing, selecting stocks based on an      companies with capable management teams       raising interest rates to slow economic
analysis of individual companies. Our        that have demonstrated an ability to use      growth and curb potential inflation. In
goal is to produce consistent returns        corporate income to realize additional        this environment, investors generally
over the long-term by adhering to our        business opportunities.                       favored more defensive sectors such as
investment process in all market                                                           utilities, energy and health care.
environments. We use a fundamentals-            The portfolio is typically composed
driven investment discipline to identify     of the stocks of core and earnings               The inclusion of the stocks of both
attractively priced stocks of                acceleration companies:                       core and earnings acceleration companies
mid-capitalization companies with                                                          in the portfolio benefited performance.
above-average earnings and cash flow         o Core companies serve growing,               The Fund's earnings acceleration
growth. We also seek to invest in            non-cyclical markets and are industry         holdings enhanced performance when these
                                             leaders with consistent or growing            stocks led the market rally early in the
                                             market share.                                 reporting period. When investor sentiment
                                                                                           shifted in favor of more
                                             o Earnings acceleration companies are
                                             those that could potentially benefit
                                             from favorable near-term sector or
                                             industry trends, production cycles or
                                             other factors that could lead to rapid
                                             sales or earnings growth.

========================================     ========================================      ========================================

PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                             TOP 10 EQUITY HOLDINGS*
By sectors
                                               1. Health Care Equipment         6.7%        1. Kinetic Concepts, Inc.           1.6%
              [PIE CHART]
Financials                          9.3%       2. Semiconductors                5.5         2. Ultra Petroleum Corp. (Canada)   1.5
Health Care                        19.5%
Money Market Funds Plus                        3. Specialty Stores              5.0         3. Alliance Data Systems Corp.      1.4
Other Assets Less Liabilities       3.1%
Materials                           1.0%       4. Communications Equipment      4.2         4. Hilton Hotels Corp.              1.3
Industrials                         9.5%
Telecommunication Services          3.9%       5. Wireless Telecommunication                5. Microchip Technology Inc.        1.3
Consumer Discretionary             22.3%          Services                      3.9
Consumer Staples                    1.1%                                                    6. Corporate Executive Board Co.
Energy                              8.2%     TOTAL NET ASSETS        $173.6 MILLION            (The)                            1.3
Information Technology             22.1%
                                             TOTAL NUMBER OF HOLDINGS*          112         7. Coach, Inc.                      1.3

                                                                                            8. Murphy Oil Corp.                 1.2

                                                                                            9. Nextel Partners, Inc. -Class A   1.2

                                                                                           10. Investors Financial Services
                                                                                               Corp.                            1.2
The Fund's holdings are subject to
change, and there is no assurance that
the Fund will continue to hold any
particular security.

*Excluding money market fund holdings.
========================================     ========================================      ========================================

defensive stocks, the Fund benefited         o EXPRESS SCRIPTS, a leading pharmacy         The views and opinions expressed in
from its core company holdings.              benefits management company, processes        management's discussion of Fund
                                             prescriptions for pharmacies and offers       performance are those of A I M Advisors,
   For the reporting period, the two         home delivery of prescription drugs via       Inc. These views and opinions are
best-performing sectors for the Fund         mail. The company reported a 26%              subject to change at any time based on
were health care, which tends to be more     increase in earnings for the first            factors such as market and economic
defensive, and consumer discretionary,       quarter of 2005 compared to the same          conditions. These views and opinions may
which tends to be more cyclical.             period for the previous year. Express         not be relied upon as investment advice
Cyclical sectors historically have           Scripts has benefited from greater use        or recommendations, or as an offer for a
performed well in a growing economy.         of generic and low-cost brand-name drugs      particular security. The information is
Demand for health care services and          and home delivery services. One of its        not a complete analysis of every aspect
products tends to remain stable              chief competitors, CAREMARK RX, also was      of any market, country, industry,
regardless of economic trends. The           a strong contributor to Fund                  security or the Fund. Statements of fact
consumer discretionary sector benefited      performance. Detractors included:             are from sources considered reliable,
from generally solid consumer spending.                                                    but A I M Advisors, Inc. makes no
                                             o SIRVA, a global relocation services         representation or warranty as to their
        THE INCLUSION OF THE                 company, saw its stock decline when it        completeness or accuracy. Although
     STOCKS OF BOTH CORE AND                 announced that it would not meet its          historical performance is no guarantee
      EARNINGS ACCELERATION                  previously issued earnings guidance for       of future results, these insights may
         COMPANIES IN THE                    the fourth quarter of 2004. Reasons           help you understand our investment
         PORTFOLIO BENEFITED                 cited included accounting issues in its       management philosophy.
            PERFORMANCE.                     insurance and European operations and
                                             lower- than-expected operating margins              See important Fund and index
   While we maintained about the same        in each of its business segments. We              disclosures inside front cover.
weighting in health care and consumer        sold the stock.
discretionary, we increased the Fund's                                                                   KARL FARMER, Chartered
holdings in energy, which generally          o AVAYA, which produces communication            [FARMER    Financial Analyst, is
posted gains for the Fund. Energy stocks     equipment and software, faltered on               PHOTO]    co-manager of AIM Mid Cap
benefited from rising oil prices.            concerns that corporations may be slower                    Growth Fund. He spent six
                                             to deploy the company's voice over                          years as a pension
   Simultaneously, we reduced the            Internet protocol (VoIP) products than        actuary, focusing on retirement plans
portfolio's holdings in information          originally expected. VoIP technology          and other benefit programs, prior to
technology and industrials, the two          allows users to make phone calls without      joining AIM in July of 1998. He earned a
weakest-performing sectors for the Fund.     incurring typical analog telephone            B.S. in economics from Texas A&M
We observed a deterioration in company       charges, such as for long-distance            University, graduating magna cum laude.
fundamentals in these sectors.               calls, and also allows the flexibility        He subsequently earned his M.B.A. in
                                             of connecting from virtually any              finance from The Wharton School at the
   Examples of stocks that enhanced          location. We continued to hold the stock      University of Pennsylvania.
performance included:                        because we believe more corporations
                                             will ultimately realize the value of                        PAUL RASPLICKA, Chartered
o Nordstrom, a department store              this technology and begin to use VoIP           [RASPLICKA  Financial Analyst, is
operator, is particularly reflective of      products in the near future.                        PHOTO]  co-manager of AIM Mid Cap
our investment discipline. The company                                                                   Growth Fund. Mr. Rasplicka
targets higher-end customers who have        IN CLOSING                                                  joined AIM in 1998. Mr.
generally been less affected by the slow                                                   Rasplicka began his investment career in
pace of the economic recovery and rising     Although we are pleased to have provided      1982 as an equity research analyst. A
gas prices. In addition, the company has     positive returns for our investors for        native of Denver, Mr. Rasplicka is a
developed a reputation for excellent         the reporting period, we are always           magna cum laude graduate of the
customer service with its easy-return        striving to improve performance and help      University of Colorado in Boulder with a
policy and personal touches such as          you meet your financial goals. We remain      B.S. in business administration. He
thank-you notes from store employees.        committed to our investment process of        received an M.B.A. from the University
                                             focusing on the attractively priced           of Chicago. He is a Chartered Investment
                                             stocks of mid-cap companies with growing      Counselor.
                                             earnings. Although growth stocks have
                                             struggled in recent years, it is              Assisted by Mid Cap Growth/GARP Team
                                             important to remember that market
                                             segments and investment styles go in and
                                             out of favor. We believe our strategy
                                             has the potential to provide investors                  [RIGHT ARROW GRAPHIC]
                                             with attractive returns over the long
                                             term and thank your for your commitment       FOR A PRESENTATION OF YOUR FUND'S
                                             to AIM Mid Cap Growth Fund.                   LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN TO PAGE 5.

AIM MID CAP GROWTH FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,        values and expenses may not be used to
                                             to estimate the expenses that you paid        estimate the actual ending account
As a shareholder of the Fund, you incur      over the period. Simply divide your           balance or expenses you paid for the
two types of costs: (1) transaction          account value by $1,000 (for example, an      period. You may use this information to
costs, which may include sales charges       $8,600 account value divided by $1,000 =      compare the ongoing costs of investing
(loads) on purchase payments; contingent     8.6), then multiply the result by the         in the Fund and other funds. To do so,
deferred sales charges on redemptions;       number in the table under the heading         compare this 5% hypothetical example
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During         with the 5% hypothetical examples that
ongoing costs, including management          Period" to estimate the expenses you          appear in the shareholder reports of the
fees; distribution and/or service fees       paid on your account during this period.      other funds.
(12b-1); and other Fund expenses. This
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON              Please note that the expenses shown
understand your ongoing costs (in            PURPOSES                                      in the table are meant to highlight your
dollars) of investing in the Fund and to                                                   ongoing costs only and do not reflect
compare these costs with ongoing costs       The table below also provides                 any transactional costs, such as sales
of investing in other mutual funds. The      information about hypothetical account        charges (loads) on purchase payments,
example is based on an investment of         values and hypothetical expenses based        contingent deferred sales charges on
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and        redemptions, and redemption fees, if
period and held for the entire period,       an assumed rate of return of 5% per year      any. Therefore, the hypothetical
November 1, 2004, through April 30,          before expenses, which is not the Fund's      information is useful in comparing
2005.                                        actual return. The Fund's actual              ongoing costs only, and will not help
                                             cumulative total returns at net asset         you determine the relative total costs
ACTUAL EXPENSES                              value after expenses for the six months       of owning different funds. In addition,
                                             ended April 30, 2005, appear in the           if these transactional costs were
The table below provides information         table "Fund vs. Indexes" on page 2. The       included, your costs would have been
about actual account values and actual       hypothetical account                          higher.
expenses. You may use the information in
this table,

====================================================================================================================================
                                                        ACTUAL                                   HYPOTHETICAL
                                                                                  (5% ANNUAL RETURN BEFORE EXPENSES)

            BEGINNING ACCOUNT        ENDING ACCOUNT              EXPENSES        ENDING ACCOUNT                   EXPENSES
SHARE            VALUE                   VALUE                  PAID DURING          VALUE                        PAID DURING
CLASS          (11/1/04)              (4/30/05)(1)             PERIOD(2),(3)       (4/30/05)                      PERIOD(2),(4)
  A            $1,000.00              $1,014.30                   $8.77            $1,016.09                         $8.77
  B             1,000.00               1,011.40                   11.99             1,012.87                         12.00
  C             1,000.00               1,011.40                   11.99             1,012.87                         12.00
  R             1,000.00               1,014.40                    9.52             1,015.34                          9.52

(1) The actual ending account value is based on the actual total return of the Fund for the period November 1, 2004, to April 30,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended April 30, 2005, appear in the table "Fund vs. Indexes" on page 2.

(2) Expenses are equal to the Fund's annualized expense ratio (1.76%, 2.41%, 2.41% and 1.91% for Class A, B, C, and R shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Effective on January 1, 2005, the advisor contractually agreed to waive a portion of its advisory fees. The annualized expense ratio restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.74%, 2.39%, 2.39% and 1.89% for Class A, B, C and R shares, respectively.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $8.69, $11.92, $11.92 and $9.44 for Class A, B, C and R shares, respectively.

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $8.70, $11.93, $11.93 and $9.44 for Class A, B, C and R shares, respectively.
====================================================================================================================================

                                         [ARROW      For More Information Visit
                                         BUTTON      AIMINVESTMENTS.COM
                                         IMAGE]

AIM MID CAP GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

  Below you will find a presentation of your Fund's performance record for periods ended April 30, 2005, the close of the six-month period covered by this report.

  Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

  In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns as of March 31, 2005, the most recent calendar quarter-end.


========================================     ========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
As of 4/30/05, including applicable sales    As of 3/31/05, including applicable sales
charges                                      charges

CLASS A SHARES                               CLASS A SHARES
Inception (11/1/99)               -2.49%     Inception (11/1/99)              -1.40%
  5 Years                        -10.74        5 Years                       -12.04
  1 Year                          -5.64        1 Year                         -5.31

CLASS B SHARES                               CLASS B SHARES
Inception (11/1/99)               -2.34%     Inception (11/1/99)              -1.24%
  5 Years                        -10.68        5 Years                       -11.99
  1 Year                          -5.64        1 Year                         -5.40

CLASS C SHARES                               CLASS C SHARES
Inception (11/1/99)               -2.16%     Inception (11/1/99)              -1.06%
  5 Years                        -10.33        5 Years                       -11.63
  1 Year                          -1.67        1 Year                         -1.42

CLASS R SHARES                               CLASS R SHARES
Inception                         -1.65%     Inception                        -0.56%
  5 Years                         -9.88        5 Years                       -11.21
  1 Year                          -0.22        1 Year                          0.10

========================================     ========================================

CLASS R SHARES' INCEPTION DATE IS JUNE       PERFORMANCE FIGURES REFLECT REINVESTED        THE CDSC ON CLASS B SHARES DECLINES FROM
3, 2002. RETURNS SINCE THAT DATE ARE         DISTRIBUTIONS, CHANGES IN NET ASSET           5% BEGINNING AT THE TIME OF PURCHASE TO
HISTORICAL RETURNS. ALL OTHER RETURNS        VALUE AND THE EFFECT OF THE MAXIMUM           0% AT THE BEGINNING OF THE SEVENTH YEAR.
ARE BLENDED RETURNS OF HISTORICAL CLASS      SALES CHARGE UNLESS OTHERWISE STATED.         THE CDSC ON CLASS C SHARES IS 1% FOR THE
R SHARE PERFORMANCE AND RESTATED CLASS A     PERFORMANCE FIGURES DO NOT REFLECT            FIRST YEAR AFTER PURCHASE. CLASS R
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      DEDUCTION OF TAXES A SHAREHOLDER WOULD        SHARES DO NOT HAVE A FRONT-END SALES
THE INCEPTION DATE OF CLASS R SHARES) AT     PAY ON FUND DISTRIBUTIONS OR SALE OF          CHARGE; RETURNS SHOWN ARE AT NET ASSET
NET ASSET VALUE, ADJUSTED TO REFLECT THE     FUND SHARES. INVESTMENT RETURN AND            VALUE AND DO NOT REFLECT A 0.75% CDSC
HIGHER RULE 12b-1 FEES APPLICABLE TO         PRINCIPAL VALUE WILL FLUCTUATE SO THAT        THAT MAY BE IMPOSED ON A TOTAL
CLASS R SHARES.                              YOU MAY HAVE A GAIN OR LOSS WHEN YOU          REDEMPTION OF RETIREMENT PLAN ASSETS
                                             SELL SHARES.                                  WITHIN THE FIRST YEAR. THE PERFORMANCE
   THE PERFORMANCE DATA QUOTED REPRESENT                                                   OF THE FUND'S SHARE CLASSES WILL DIFFER
PAST PERFORMANCE AND CANNOT GUARANTEE           CLASS A SHARE PERFORMANCE REFLECTS         DUE TO DIFFERENT SALES CHARGE STRUCTURES
COMPARABLE FUTURE RESULTS; CURRENT           THE MAXIMUM 5.50% SALES CHARGE, AND           AND CLASS EXPENSES.
PERFORMANCE MAY BE LOWER OR HIGHER.          CLASS B AND CLASS C SHARE PERFORMANCE
PLEASE VISIT AIMINVESTMENTS.COM FOR THE      REFLECTS THE APPLICABLE CONTINGENT
MOST RECENT MONTH-END PERFORMANCE.           DEFERRED SALES CHARGE (CDSC) FOR THE
                                             PERIOD INVOLVED.

SUPPLEMENT TO SEMIANNUAL REPORT DATED 4/30/05

AIM MID CAP GROWTH FUND


INSTITUTIONAL CLASS SHARES                   ========================================      PLEASE NOTE THAT PAST PERFORMANCE IS NOT
                                             AVERAGE ANNUAL TOTAL RETURNS                  INDICATIVE OF FUTURE RESULTS. MORE
The following information has been           For periods ended 4/30/05                     RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class                                                    THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview     Inception                         -1.35%      REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings.                   5 Years                          -9.59       ASSET VALUE. INVESTMENT RETURN AND
Institutional Class shares are offered        1 Year                            0.65       PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
exclusively to institutional investors,       6 Months*                         1.87       SHARES, WHEN REDEEMED, MAY BE WORTH MORE
including defined contribution plans          ========================================     OR LESS THAN THEIR ORIGINAL COST. SEE
that meet certain criteria.                                                                FULL REPORT FOR INFORMATION ON
                                              ========================================     COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                              AVERAGE ANNUAL TOTAL RETURNS                 YOUR FUND PROSPECTUS FOR MORE
                                              For periods ended 3/31/05, most recent       INFORMATION. FOR THE MOST CURRENT
                                              calendar quarter-end                         MONTH-END PERFORMANCE, PLEASE CALL
                                                                                           800-451-4246 OR VISIT
                                              Inception                         -0.26%     AIMINVESTMENTS.COM.
                                               5 Years                         -10.93
                                               1 Year                            0.82
                                               6 Months*                        11.79

                                              *Cumulative total return that has not
                                              been annualized
                                              ========================================

                                              INSTITUTIONAL CLASS SHARES' INCEPTION
                                              DATE IS APRIL 30, 2004. RETURNS SINCE
                                              THAT DATE ARE HISTORICAL RETURNS. ALL
                                              OTHER RETURNS ARE BLENDED RETURNS OF
                                              HISTORICAL INSTITUTIONAL CLASS SHARE
                                              PERFORMANCE AND RESTATED CLASS A SHARE
                                              PERFORMANCE (FOR PERIODS PRIOR TO THE
                                              INCEPTION DATE OF INSTITUTIONAL CLASS
                                              SHARES) AT NET ASSET VALUE AND REFLECT
                                              THE HIGHER RULE 12B-1 FEES APPLICABLE TO
                                              CLASS A SHARES. CLASS A SHARES'
                                              INCEPTION DATE IS NOVEMBER 1, 1999.

                                                 INSTITUTIONAL CLASS SHARES HAVE NO
                                              SALES CHARGE; THEREFORE, PERFORMANCE IS
                                              AT NAV. INSTITUTIONAL CLASS SHARES WOULD
                                              HAVE HAD DIFFERENT RETURNS DUE TO
                                              DIFFERENCES IN THE EXPENSE STRUCTURE OF
                                              THE INSTITUTIONAL CLASS.




                                   Over for information on your Fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.





AIMINVESTMENTS.COM    MCG-INS-2    [YOUR GOALS. OUR SOLUTIONS.]  [AIM INVESTMENTS LOGO APPEARS HERE]
                                     --Registered Trademark--         --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      Simply divide your account value by           the table on the front of this
                                             $1,000 (for example, an $8,600 account        supplement. The hypothetical account
As a shareholder of the Fund, you incur      value divided by $1,000 = 8.6), then          values and expenses may not be used to
ongoing costs, including management          multiply the result by the number in the      estimate the actual ending account
fees; and other Fund expenses. This          table under the heading entitled "Actual      balance or expenses you paid for the
example is intended to help you              Expenses Paid During Period" to estimate      period. You may use this information to
understand your ongoing costs (in            the expenses you paid on your account         compare the ongoing costs of investing
dollars) of investing in the Fund and to     during this period.                           in the Fund and other funds. To do so,
compare these costs with ongoing costs                                                     compare this 5% hypothetical example
of investing in other mutual funds. The      HYPOTHETICAL EXAMPLE FOR                      with the 5% hypothetical examples that
example is based on an investment of         COMPARISON PURPOSES                           appear in the shareholder reports of the
$1,000 invested at the beginning of the                                                    other funds.
period and held for the entire period        The table below also provides
November 1, 2004, through April 30,          information about hypothetical account           Please note that the expenses shown
2005.                                        values and hypothetical expenses based        in the table are meant to highlight your
                                             on the Fund's actual expense ratio and        ongoing costs only. Therefore, the
ACTUAL EXPENSES                              an assumed rate of return of 5% per year      hypothetical information is useful in
                                             before expenses, which is not the Fund's      comparing ongoing costs only, and will
The table below provides information         actual return. The Fund's actual              not help you determine the relative
about actual account values and actual       cumulative total return after expenses        total costs of owning different funds.
expenses. You may use the information in     for the six months ended April 30, 2005,
this table, together with the amount you     appears in
invested, to estimate the expenses that
you paid over the period.

====================================================================================================================================
                                                          ACTUAL                               HYPOTHETICAL
                                                                                    (5% ANNUAL RETURN BEFORE EXPENSES)

                  BEGINNING ACCOUNT     ENDING ACCOUNT             EXPENSES         ENDING ACCOUNT            EXPENSES
   SHARE               VALUE                VALUE                 PAID DURING           VALUE                PAID DURING
   CLASS             (11/1/04)           (4/30/05)(1)             PERIOD(2,3)         (4/30/05)              PERIOD(2,4)
Institutional        $1,000.00            $1,018.70                  $5.04            $1,019.81                 $5.04

(1) The actual ending account value is based on the actual total return of the Fund for the period November 1, 2004, to April 30,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended April 30, 2005, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio, 1.01% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Effective on January 1, 2005, the advisor contractually agreed to waive a portion of its advisory fees. The annualized expense ratio restated as if this agreement had been in effect throughout the entire most recent fiscal half year is 0.99% for the Institutional Class shares.

(3) The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.96 for the Institutional Class shares.

(4) The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.96 for the Institutional Class shares.

====================================================================================================================================

AIMINVESTMENTS.COM         MCG-INS-2

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2005
(Unaudited)


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.94%

ADVERTISING-0.86%

Omnicom Group Inc.                                18,000   $  1,492,200
=======================================================================

AEROSPACE & DEFENSE-1.08%

L-3 Communications Holdings, Inc.                 26,500      1,880,705
=======================================================================

AIR FREIGHT & LOGISTICS-0.80%

Robinson (C.H.) Worldwide, Inc.                   27,000      1,393,200
=======================================================================

APPAREL RETAIL-2.31%

Abercrombie & Fitch Co.-Class A                   22,000      1,186,900
-----------------------------------------------------------------------
Chico's FAS, Inc.(a)                              53,000      1,358,390
-----------------------------------------------------------------------
Urban Outfitters, Inc.(a)                         33,000      1,461,900
=======================================================================
                                                              4,007,190
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-2.19%

Coach, Inc.(a)                                    83,000      2,224,400
-----------------------------------------------------------------------
Polo Ralph Lauren Corp.                           45,000      1,579,500
=======================================================================
                                                              3,803,900
=======================================================================

APPLICATION SOFTWARE-3.35%

Amdocs Ltd. (United Kingdom)(a)                   60,000      1,602,600
-----------------------------------------------------------------------
Autodesk, Inc.(a)                                 35,100      1,117,233
-----------------------------------------------------------------------
Mercury Interactive Corp.(a)                      36,000      1,487,880
-----------------------------------------------------------------------
MicroStrategy Inc.-Class A(a)                     18,000        783,540
-----------------------------------------------------------------------
NAVTEQ Corp.(a)                                   22,700        826,734
=======================================================================
                                                              5,817,987
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.07%

Investors Financial Services Corp.(b)             50,000      2,097,500
-----------------------------------------------------------------------
Legg Mason, Inc.                                  21,000      1,488,060
=======================================================================
                                                              3,585,560
=======================================================================

AUTO PARTS & EQUIPMENT-0.87%

Autoliv, Inc.                                     34,000      1,504,500
=======================================================================

BIOTECHNOLOGY-3.85%

Charles River Laboratories International,
  Inc.(a)                                         40,400      1,913,748
-----------------------------------------------------------------------
Eyetech Pharmaceuticals Inc.(a)                   30,000        689,700
-----------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          45,000      1,669,500
-----------------------------------------------------------------------
Invitrogen Corp.(a)                               14,000      1,025,780
-----------------------------------------------------------------------
Martek Biosciences Corp.(a)(b)                    36,000      1,377,720
=======================================================================
                                                              6,676,448
=======================================================================

CASINOS & GAMING-0.93%

Station Casinos, Inc.                             25,000      1,613,250
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


COMMODITY CHEMICALS-1.03%

Celanese Corp.-Series A(a)                       122,400   $  1,780,920
=======================================================================

COMMUNICATIONS EQUIPMENT-4.23%

Avaya Inc.(a)                                    140,000      1,215,200
-----------------------------------------------------------------------
Comverse Technology, Inc.(a)                      58,000      1,321,820
-----------------------------------------------------------------------
Corning Inc.(a)                                  100,000      1,375,000
-----------------------------------------------------------------------
Juniper Networks, Inc.(a)                         88,200      1,992,438
-----------------------------------------------------------------------
Scientific-Atlanta, Inc.                          47,000      1,437,260
=======================================================================
                                                              7,341,718
=======================================================================

COMPUTER STORAGE & PERIPHERALS-1.27%

QLogic Corp.(a)                                   40,000      1,329,600
-----------------------------------------------------------------------
Storage Technology Corp.(a)                       31,700        881,260
=======================================================================
                                                              2,210,860
=======================================================================

CONSUMER FINANCE-0.67%

First Marblehead Corp. (The)(a)(b)                30,000      1,155,900
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.02%

Alliance Data Systems Corp.(a)                    58,000      2,343,200
-----------------------------------------------------------------------
Iron Mountain Inc.(a)                             39,000      1,158,300
=======================================================================
                                                              3,501,500
=======================================================================

DEPARTMENT STORES-2.27%

Kohl's Corp.(a)                                   40,000      1,904,000
-----------------------------------------------------------------------
Nordstrom, Inc.                                   40,000      2,033,200
=======================================================================
                                                              3,937,200
=======================================================================

DIVERSIFIED BANKS-0.98%

Centennial Bank Holdings, Inc. (Acquired
  12/27/04; Cost $1,653,750)(a)(c)               157,500      1,701,000
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.71%

Career Education Corp.(a)                         33,800      1,062,672
-----------------------------------------------------------------------
ChoicePoint Inc.(a)                               36,400      1,436,708
-----------------------------------------------------------------------
Corporate Executive Board Co. (The)               34,000      2,234,820
-----------------------------------------------------------------------
Corrections Corp. of America(a)                   45,000      1,703,250
=======================================================================
                                                              6,437,450
=======================================================================

DRUG RETAIL-1.08%

Shoppers Drug Mart Corp. (Canada)(a)              60,000      1,871,498
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.98%

Cooper Industries, Ltd.-Class A (Bermuda)         26,700      1,699,722
=======================================================================


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

ELECTRONIC EQUIPMENT MANUFACTURERS-0.61%

Amphenol Corp.-Class A                            27,000   $  1,064,880
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.78%

Benchmark Electronics, Inc.(a)                    50,000      1,352,000
=======================================================================

GENERAL MERCHANDISE STORES-1.49%

Dollar General Corp.                              80,700      1,642,245
-----------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                       38,300        937,967
=======================================================================
                                                              2,580,212
=======================================================================

HEALTH CARE DISTRIBUTORS-0.86%

Schein (Henry), Inc.(a)                           40,000      1,500,400
=======================================================================

HEALTH CARE EQUIPMENT-6.66%

Biomet, Inc.                                      42,000      1,624,980
-----------------------------------------------------------------------
Fisher Scientific International Inc.(a)           24,000      1,425,120
-----------------------------------------------------------------------
INAMED Corp.(a)                                   15,000        912,600
-----------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                         45,000      2,765,250
-----------------------------------------------------------------------
PerkinElmer, Inc.                                 99,000      1,831,500
-----------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   41,900      1,413,706
-----------------------------------------------------------------------
Waters Corp.(a)                                   40,000      1,585,200
=======================================================================
                                                             11,558,356
=======================================================================

HEALTH CARE FACILITIES-1.05%

Community Health Systems Inc.(a)                  50,000      1,822,500
=======================================================================

HEALTH CARE SERVICES-3.52%

Caremark Rx, Inc.(a)                              45,000      1,802,250
-----------------------------------------------------------------------
Cerner Corp.(a)(b)                                20,000      1,161,200
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          18,000      1,613,520
-----------------------------------------------------------------------
Renal Care Group, Inc.(a)                         40,000      1,526,000
=======================================================================
                                                              6,102,970
=======================================================================

HEALTH CARE SUPPLIES-1.01%

Cooper Cos., Inc. (The)                           25,900      1,749,545
=======================================================================

HOME FURNISHINGS-0.53%

Tempur-Pedic International Inc.(a)                48,000        916,320
=======================================================================

HOMEBUILDING-1.03%

Pulte Homes, Inc.                                 25,000      1,786,250
=======================================================================

HOTELS, RESORTS & CRUISE LINES-2.26%

Hilton Hotels Corp.                              105,000      2,292,150
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.(d)      30,000      1,630,200
=======================================================================
                                                              3,922,350
=======================================================================

HOUSEWARES & SPECIALTIES-1.53%

Fortune Brands, Inc.                              10,200        862,716
-----------------------------------------------------------------------
Jarden Corp.(a)                                   40,000      1,786,800
=======================================================================
                                                              2,649,516
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


INDUSTRIAL MACHINERY-0.53%

Ingersoll-Rand Co. Ltd.-Class A (Bermuda)         12,000   $    922,440
=======================================================================

INTEGRATED OIL & GAS-1.23%

Murphy Oil Corp.                                  24,000      2,138,160
=======================================================================

INTERNET SOFTWARE & SERVICES-1.88%

Digital River, Inc.(a)                            45,500      1,210,300
-----------------------------------------------------------------------
VeriSign, Inc.(a)                                 77,300      2,045,358
=======================================================================
                                                              3,255,658
=======================================================================

IT CONSULTING & OTHER SERVICES-0.99%

Cognizant Technology Solutions Corp.-Class
  A(a)                                            41,000      1,722,410
=======================================================================

LEISURE PRODUCTS-0.48%

Brunswick Corp.                                   20,000        840,000
=======================================================================

MANAGED HEALTH CARE-0.36%

AMERIGROUP Corp.(a)                               18,000        632,160
=======================================================================

MULTI-LINE INSURANCE-0.19%

Quanta Capital Holdings Ltd. (Bermuda)(a)         41,177        329,416
=======================================================================

OFFICE ELECTRONICS-0.56%

Zebra Technologies Corp.-Class A(a)               20,400        974,304
=======================================================================

OIL & GAS DRILLING-2.02%

Nabors Industries, Ltd. (Bermuda)(a)              32,000      1,723,840
-----------------------------------------------------------------------
Noble Corp. (Cayman Islands)                      35,000      1,781,500
=======================================================================
                                                              3,505,340
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-2.51%

National-Oilwell Varco Inc.(a)                    37,000      1,470,380
-----------------------------------------------------------------------
Smith International, Inc.                         30,000      1,745,400
-----------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)       22,000      1,147,300
=======================================================================
                                                              4,363,080
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.45%

Ultra Petroleum Corp. (Canada)(a)                 50,000      2,524,000
=======================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.03%

Williams Cos., Inc. (The)                        105,000      1,787,100
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.06%

CapitalSource Inc.(a)                             88,000      1,848,000
=======================================================================

PHARMACEUTICALS-2.23%

Medicis Pharmaceutical Corp.-Class A              32,000        899,200
-----------------------------------------------------------------------
MGI Pharma, Inc.(a)                               64,000      1,411,200
-----------------------------------------------------------------------
Valeant Pharmaceuticals International             75,000      1,556,250
=======================================================================
                                                              3,866,650
=======================================================================


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

PUBLISHING-0.49%

Getty Images, Inc.(a)                             12,000   $    858,600
=======================================================================

RAILROADS-0.49%

CSX Corp.                                         21,000        842,730
=======================================================================

REAL ESTATE-1.84%

Aames Investment Corp.                           152,400      1,287,780
-----------------------------------------------------------------------
People's Choice Financial Corp. (Acquired
  12/21/04; Cost $1,897,000)(a)(c)               189,700      1,897,000
=======================================================================
                                                              3,184,780
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.16%

CB Richard Ellis Group, Inc.-Class A(a)           57,900      2,012,025
=======================================================================

REGIONAL BANKS-0.56%

Signature Bank(a)                                 39,600        975,348
=======================================================================

SEMICONDUCTOR EQUIPMENT-0.98%

Novellus Systems, Inc.(a)                         36,000        843,480
-----------------------------------------------------------------------
Tessera Technologies Inc.(a)                      32,400        860,544
=======================================================================
                                                              1,704,024
=======================================================================

SEMICONDUCTORS-5.45%

Altera Corp.(a)                                  100,000      2,073,000
-----------------------------------------------------------------------
ATI Technologies Inc. (Canada)(a)                114,700      1,697,560
-----------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)        45,000      1,506,600
-----------------------------------------------------------------------
Microchip Technology Inc.                         80,000      2,278,400
-----------------------------------------------------------------------
National Semiconductor Corp.                     100,000      1,908,000
=======================================================================
                                                              9,463,560
=======================================================================

SPECIALIZED FINANCE-0.72%

Chicago Mercantile Exchange Holdings Inc.          6,400      1,251,328
=======================================================================

SPECIALTY STORES-5.01%

Advance Auto Parts, Inc.(a)                       37,000      1,973,950
-----------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                         40,000      1,488,400
-----------------------------------------------------------------------
Office Depot, Inc.(a)                             76,000      1,488,080
-----------------------------------------------------------------------
Staples, Inc.                                     91,500      1,744,905
-----------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                          59,500      1,992,655
=======================================================================
                                                              8,687,990
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


TRADING COMPANIES & DISTRIBUTORS-1.40%

MSC Industrial Direct Co., Inc.-Class A           57,000   $  1,531,590
-----------------------------------------------------------------------
W.W. Grainger, Inc.                               16,300        901,227
=======================================================================
                                                              2,432,817
=======================================================================

TRUCKING-0.53%

Swift Transportation Co., Inc.(a)                 43,000        917,190
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-3.91%

American Tower Corp.-Class A(a)                   82,600      1,423,198
-----------------------------------------------------------------------
Nextel Partners, Inc.-Class A(a)                  90,000      2,116,800
-----------------------------------------------------------------------
NII Holdings Inc.(a)                              28,000      1,401,960
-----------------------------------------------------------------------
SpectraSite, Inc.(a)                              33,000      1,852,290
=======================================================================
                                                              6,794,248
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $154,999,096)                         168,251,365
=======================================================================

MONEY MARKET FUNDS-2.75%

Liquid Assets Portfolio-Institutional
  Class(e)                                     2,385,692      2,385,692
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)    2,385,692      2,385,692
=======================================================================
    Total Money Market Funds (Cost
      $4,771,384)                                             4,771,384
=======================================================================
TOTAL INVESTMENTS-99.69% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $159,770,480)               173,022,749
=======================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.72%

STIC Prime Portfolio-Institutional
  Class(e)(f)                                  4,723,100      4,723,100
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $4,723,100)                                       4,723,100
=======================================================================
TOTAL INVESTMENTS-102.41% (Cost $164,493,580)               177,745,849
=======================================================================
OTHER ASSETS LESS LIABILITIES-(2.41%)                        (4,190,098)
=======================================================================
NET ASSETS-100.00%                                         $173,555,751
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at April 30, 2005.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at April 30, 2005 was $3,598,000, which represented 2.07% of the Fund's Net Assets. These securities are considered to be illiquid; the portfolio is limited to investing 15% of net assets in illiquid securities.
(d) Each unit represents one common share and one Class B share.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.
See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $154,999,096)*                               $ 168,251,365
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $9,494,484)                                9,494,484
============================================================
    Total investments (cost $164,493,580)        177,745,849
============================================================
Receivables for:
  Investments sold                                 2,369,701
------------------------------------------------------------
  Fund shares sold                                    79,121
------------------------------------------------------------
  Dividends                                           61,133
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                24,529
------------------------------------------------------------
Other assets                                          27,946
============================================================
    Total assets                                 180,308,279
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            1,300,277
------------------------------------------------------------
  Fund shares reacquired                             407,921
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  32,061
------------------------------------------------------------
  Collateral upon return of securities loaned      4,723,100
------------------------------------------------------------
Accrued distribution fees                             95,667
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             1,383
------------------------------------------------------------
Accrued transfer agent fees                          140,290
------------------------------------------------------------
Accrued operating expenses                            51,829
============================================================
    Total liabilities                              6,752,528
============================================================
Net assets applicable to shares outstanding    $ 173,555,751
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 282,014,629
------------------------------------------------------------
Undistributed net investment income (loss)        (1,592,487)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (120,118,527)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               13,252,136
============================================================
                                               $ 173,555,751
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $  88,060,287
____________________________________________________________
============================================================
Class B                                        $  62,328,884
____________________________________________________________
============================================================
Class C                                        $  22,078,567
____________________________________________________________
============================================================
Class R                                        $   1,077,949
____________________________________________________________
============================================================
Institutional Class                            $      10,064
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                            9,560,702
____________________________________________________________
============================================================
Class B                                            7,029,958
____________________________________________________________
============================================================
Class C                                            2,489,778
____________________________________________________________
============================================================
Class R                                              117,727
____________________________________________________________
============================================================
Institutional Class                                    1,085
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $        9.21
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.21 divided by
      94.50%)                                  $        9.75
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $        8.87
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $        8.87
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                      $        9.16
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $        9.28
____________________________________________________________
============================================================

* At April 30, 2005, securities with an aggregate market value of $3,721,463 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $2,182)          $    462,289
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $7,003 after rebates of
  $57,773)                                                          59,761
==========================================================================
    Total investment income                                        522,050
==========================================================================

EXPENSES:

Advisory fees                                                      807,397
--------------------------------------------------------------------------
Administrative services fees                                        24,795
--------------------------------------------------------------------------
Custodian fees                                                       7,582
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          181,426
--------------------------------------------------------------------------
  Class B                                                          359,708
--------------------------------------------------------------------------
  Class C                                                          125,661
--------------------------------------------------------------------------
  Class R                                                            2,733
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                         507,388
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                               5
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           11,111
--------------------------------------------------------------------------
Other                                                              106,055
==========================================================================
    Total expenses                                               2,133,861
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                      (48,695)
==========================================================================
    Net expenses                                                 2,085,166
==========================================================================
Net investment income (loss)                                    (1,563,116)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities (includes gains (losses) from
    securities sold to affiliates of $(318,507))                19,028,063
--------------------------------------------------------------------------
  Foreign currencies                                                (1,671)
==========================================================================
                                                                19,026,392
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (13,408,650)
--------------------------------------------------------------------------
  Foreign currencies                                                 6,416
==========================================================================
                                                               (13,402,234)
==========================================================================
Net gain from investment securities and foreign currencies       5,624,158
==========================================================================
Net increase in net assets resulting from operations          $  4,061,042
__________________________________________________________________________
==========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2005 and the year ended October 31, 2004 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,563,116)   $ (3,749,647)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  19,026,392       9,151,671
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (13,402,234)     (2,982,396)
==========================================================================================
    Net increase in net assets resulting from operations         4,061,042       2,419,628
==========================================================================================
Share transactions-net:
  Class A                                                      (13,470,372)    (10,422,993)
------------------------------------------------------------------------------------------
  Class B                                                       (9,440,141)    (11,811,705)
------------------------------------------------------------------------------------------
  Class C                                                       (2,871,385)     (4,684,464)
------------------------------------------------------------------------------------------
  Class R                                                          204,721         676,095
------------------------------------------------------------------------------------------
  Institutional Class                                                   --          10,000
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (25,577,177)    (26,233,067)
==========================================================================================
    Net increase (decrease) in net assets                      (21,516,135)    (23,813,439)
==========================================================================================

NET ASSETS:

  Beginning of period                                          195,071,886     218,885,325
==========================================================================================
  End of period (including undistributed net investment
    income (loss) of $(1,592,487) and $(29,371),
    respectively)                                             $173,555,751    $195,071,886
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $1 billion                                              0.80%
--------------------------------------------------------------------
Over $1 billion                                               0.75%
____________________________________________________________________
====================================================================


    Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.745%
--------------------------------------------------------------------
Next $250 million                                             0.73%
--------------------------------------------------------------------
Next $500 million                                             0.715%
--------------------------------------------------------------------
Next $1.5 billion                                             0.70%
--------------------------------------------------------------------
Next $2.5 billion                                             0.685%
--------------------------------------------------------------------
Next $2.5 billion                                             0.67%
--------------------------------------------------------------------
Next $2.5 billion                                             0.655%
--------------------------------------------------------------------
Over $10 billion                                              0.64%
____________________________________________________________________
====================================================================


    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended April 30, 2005, AIM waived fees of $36,886.

    For the six months ended April 30, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $9,355 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended April 30, 2005, AIM was paid $24,795.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended April 30, 2005, the Fund paid AISI $507,388 for Class A, Class B, Class C and Class R share classes and $5 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2005, the Class A, Class B, Class C and Class R shares paid $181,426, $359,708, $125,661 and $2,733, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2005, ADI advised the Fund that it retained $18,491 in front-end sales commissions from the sale of Class A shares and $25, $18,942, $1,745 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended April 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      04/30/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 1,818,420      $29,453,914       $(28,886,642)         $   --         $2,385,692       $26,132       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             1,818,420       29,453,914        (28,886,642)             --          2,385,692        26,626           --
==================================================================================================================================
  Subtotal        $ 3,636,840      $58,907,828       $(57,773,284)         $   --         $4,771,384       $52,758       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/04          AT COST          FROM SALES       (DEPRECIATION)      04/30/05        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           $ 6,790,375      $27,408,013       $(29,475,288)         $   --         $4,723,100       $ 7,003       $   --
==================================================================================================================================
  Total           $10,427,215      $86,315,841       $(87,248,572)         $   --         $9,494,484       $59,761       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of rebates.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended April 30, 2005, the Fund engaged in securities purchases of $1,609,832 and sales of $2,346,010, which resulted in net realized gain (loss) of $(318,507).

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $2,454.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended April 30, 2005, the Fund paid legal fees of $2,200 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the six months ended April 30, 2005, the average interfund borrowings for the one day the borrowings were outstanding was $5,340,100 with a weighted average interest rate of 2.94% and interest expense of $430.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the six months ended April 30, 2005.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2005, securities with an aggregate value of $3,721,463 were on loan to brokers. The loans were secured by cash collateral of $4,723,100 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended April 30, 2005, the Fund received dividends on cash collateral of $7,003 for securities lending transactions, which are net of rebates.

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
October 31, 2008                                              $    407,338
---------------------------------------------------------------------------
October 31, 2009                                                86,724,292
---------------------------------------------------------------------------
October 31, 2010                                                50,812,218
===========================================================================
Total capital loss carryforward                               $137,943,848
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2005 was $124,041,823 and $152,710,015, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $20,666,997
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (8,002,162)
===============================================================================
Net unrealized appreciation of investment securities              $12,664,835
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $165,081,014.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    APRIL 30, 2005               OCTOBER 31, 2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,606,859    $ 15,552,162     3,366,280    $ 31,467,821
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        662,305       6,186,393     1,689,471      15,326,444
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        320,993       3,010,529     1,055,967       9,613,286
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         46,364         447,790        79,652         742,690
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                              --              --         1,085          10,000
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        103,592       1,007,200       287,382       2,711,609
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (107,470)     (1,007,200)     (296,604)     (2,711,609)
======================================================================================================================
Reacquired:
  Class A                                                     (3,084,661)    (30,029,734)   (4,869,016)    (44,602,423)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,558,332)    (14,619,334)   (2,730,826)    (24,426,540)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (625,745)     (5,881,914)   (1,595,627)    (14,297,750)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        (25,701)       (243,069)       (7,765)        (66,595)
======================================================================================================================
                                                              (2,661,796)   $(25,577,177)   (3,020,001)   $(26,233,067)
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Institutional Class shares commenced sales on April 30, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                CLASS A
                                       ------------------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 1, 1999
                                       SIX MONTHS                                                                (DATE OPERATIONS
                                         ENDED                        YEAR ENDED OCTOBER 31,                      COMMENCED) TO
                                       APRIL 30,        --------------------------------------------------         OCTOBER 31,
                                          2005           2004           2003          2002          2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $  9.08         $  8.92       $   6.54       $  8.58       $ 14.38           $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)            (0.07)          (0.13)(a)      (0.11)(a)     (0.13)(a)     (0.11)(a)          (0.12)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         0.20            0.29           2.49         (1.91)        (5.69)              4.50
=================================================================================================================================
    Total from investment operations       0.13            0.16           2.38         (2.04)        (5.80)              4.38
=================================================================================================================================
Net asset value, end of period          $  9.21         $  9.08       $   8.92       $  6.54       $  8.58           $  14.38
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                            1.43%           1.79%         36.39%       (23.78)%      (40.33)%            43.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $88,060         $99,262       $108,436       $63,463       $94,457           $114,913
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or expense
    reimbursements                         1.76%(c)        1.74%          1.90%         1.83%         1.65%              1.63%(d)
=================================================================================================================================
  Without fee waivers and/or expense
    reimbursements                         1.80%(c)        1.76%          1.90%         1.83%         1.65%              1.63%(d)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                   (1.24)%(c)      (1.36)%        (1.42)%       (1.49)%       (1.06)%            (0.76)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                   63%            167%           211%          185%          173%               183%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $104,530,799.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                 CLASS B
                                        -----------------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 1, 1999
                                        SIX MONTHS                                                               (DATE OPERATIONS
                                          ENDED                       YEAR ENDED OCTOBER 31,                      COMMENCED) TO
                                        APRIL 30,        -------------------------------------------------         OCTOBER 31,
                                           2005           2004          2003          2002          2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $  8.77         $  8.68       $  6.40       $  8.45       $ 14.25           $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             (0.10)          (0.18)(a)     (0.15)(a)     (0.18)(a)     (0.18)(a)          (0.22)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          0.20            0.27          2.43         (1.87)        (5.62)              4.47
=================================================================================================================================
    Total from investment operations        0.10            0.09          2.28         (2.05)        (5.80)              4.25
=================================================================================================================================
Net asset value, end of period           $  8.87         $  8.77       $  8.68       $  6.40       $  8.45           $  14.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                             1.14%           1.04%        35.63%       (24.26)%      (40.70)%            42.50%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $62,329         $70,421       $81,298       $58,654       $81,905           $103,893
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or expense
    reimbursements                          2.41%(c)        2.39%         2.55%         2.48%         2.32%              2.32%(d)
=================================================================================================================================
  Without fee waivers and/or expense
    reimbursements                          2.45%(c)        2.41%         2.55%         2.48%         2.32%              2.32%(d)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                    (1.89)%(c)      (2.01)%       (2.07)%       (2.14)%       (1.73)%            (1.45)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                    63%            167%          211%          185%          173%               183%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $72,537,839.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                 CLASS C
                                        -----------------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 1, 1999
                                        SIX MONTHS                                                               (DATE OPERATIONS
                                          ENDED                       YEAR ENDED OCTOBER 31,                      COMMENCED) TO
                                        APRIL 30,        -------------------------------------------------         OCTOBER 31,
                                           2005           2004          2003          2002          2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $  8.77         $  8.68       $  6.40       $  8.45       $ 14.26           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             (0.10)          (0.18)(a)     (0.15)(a)     (0.18)(a)     (0.18)(a)         (0.22)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          0.20            0.27          2.43         (1.87)        (5.63)             4.48
=================================================================================================================================
    Total from investment operations        0.10            0.09          2.28         (2.05)        (5.81)             4.26
=================================================================================================================================
Net asset value, end of period           $  8.87         $  8.77       $  8.68       $  6.40       $  8.45           $ 14.26
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                             1.14%           1.04%        35.63%       (24.26)%      (40.74)%           42.60%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $22,079         $24,503       $28,928       $16,404       $23,971           $29,969
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or expense
    reimbursements                          2.41%(c)        2.39%         2.55%         2.48%         2.32%             2.32%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                          2.45%(c)        2.41%         2.55%         2.48%         2.32%             2.32%(d)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                    (1.89)%(c)      (2.01)%       (2.07)%       (2.14)%       (1.73)%           (1.45)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                    63%            167%          211%          185%          173%              183%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $25,340,541.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                      CLASS R
                                                              --------------------------------------------------------
                                                                                                         JUNE 3, 2002
                                                              SIX MONTHS           YEAR ENDED             (DATE SALES
                                                                ENDED              OCTOBER 31,           COMMENCED) TO
                                                              APRIL 30,        -------------------        OCTOBER 31,
                                                                 2005           2004         2003            2002
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.03         $8.89        $6.54           $  8.73
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)        (0.14)(a)    (0.13)(a)         (0.05)(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.19          0.28         2.48             (2.14)
======================================================================================================================
    Total from investment operations                              0.13          0.14         2.35             (2.19)
======================================================================================================================
Net asset value, end of period                                  $ 9.16         $9.03        $8.89           $  6.54
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                   1.44%         1.57%       35.93%           (25.09)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,078         $ 877        $ 224           $     7
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.91%(c)      1.89%        2.05%             1.98%(d)
======================================================================================================================
  Without fee waivers and/or expense reimbursements               1.95%(c)      1.91%        2.05%             1.98%(d)
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.39)%(c)     (1.51)%      (1.57)%           (1.64)%(d)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(e)                                          63%          167%         211%              185%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,102,309.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                    INSTITUTIONAL CLASS
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                              SIX MONTHS        (DATE SALES
                                                                ENDED          COMMENCED) TO
                                                              APRIL 30,         OCTOBER 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.11             $ 9.22
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)             (0.04)(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.19              (0.07)
=============================================================================================
    Total from investment operations                              0.17              (0.11)
=============================================================================================
Net asset value, end of period                                  $ 9.28             $ 9.11
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   1.87%             (1.19)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   10             $   10
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.01%(c)           1.20%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.05%(c)           1.28%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets      (0.49)%(c)         (0.82)%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          63%               167%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $10,612.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including, among others, the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and/or investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  As part of the settlements, IFG agreed to pay a total of $325 million (including $110 million in civil penalties). Additionally, AIM and ADI agreed to pay a total of $50 million (including $30 million in civil penalties). These settlement funds will be made available for distribution to the shareholders of the applicable AIM Funds that were harmed by market timing activity, and may (or may not) increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these settlement funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related issues in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
Frank S. Bayley                   President                                     Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Mark H. Williamson
Chair                             Executive Vice President                      INVESTMENT ADVISOR
Albert R. Dowden                                                                A I M Advisors, Inc.
Edward K. Dunn Jr.                Lisa O. Brinkley                              11 Greenway Plaza
Jack M. Fields                    Senior Vice President and Chief Compliance    Suite 100
Carl Frischling                   Officer                                       Houston, TX 77046-1173
Robert H. Graham
Gerald J. Lewis                   Russell C. Burk                               TRANSFER AGENT
Prema Mathai-Davis                Senior Vice President (Senior Officer)        AIM Investment Services, Inc.
Lewis F. Pennock                                                                P.O. Box 4739
Ruth H. Quigley                   Kevin M. Carome                               Houston, TX 77210-4739
Larry Soll                        Senior Vice President, Secretary and Chief
Mark H. Williamson                Legal Officer                                 CUSTODIAN
                                                                                State Street Bank and Trust Company
                                  Sidney M. Dilgren                             225 Franklin Street
                                  Vice President and Treasurer                  Boston, MA 02110-2801
                                  J. Philip Ferguson                            COUNSEL TO THE FUND
                                  Vice President                                Ballard Spahr
                                                                                Andrews & Ingersoll, LLP
                                  Karen Dunn Kelley                             1735 Market Street, 51st Floor
                                  Vice President                                Philadelphia, PA 19103-7599
                                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                1177 Avenue of the Americas
                                                                                New York, NY 10036-2714

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

            DOMESTIC EQUITY                               SECTOR EQUITY

AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund(1)
AIM Basic Balanced Fund*                     AIM Energy Fund(1)
AIM Basic Value Fund                         AIM Financial Services Fund(1)
AIM Blue Chip Fund                           AIM Global Health Care Fund
AIM Capital Development Fund                 AIM Global Real Estate Fund
AIM Charter Fund                             AIM Gold & Precious Metals Fund(1)
AIM Constellation Fund                       AIM Leisure Fund(1)
AIM Diversified Dividend Fund                AIM Multi-Sector Fund(1)
AIM Dynamics Fund(1)                         AIM Real Estate Fund(7)
AIM Large Cap Basic Value Fund               AIM Technology Fund(1)
AIM Large Cap Growth Fund                    AIM Utilities Fund(1)
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(2)                            FIXED INCOME
AIM Mid Cap Growth Fund
AIM Opportunities I Fund                     TAXABLE
AIM Opportunities II Fund
AIM Opportunities III Fund                   AIM Floating Rate Fund
AIM Premier Equity Fund                      AIM High Yield Fund
AIM S&P 500 Index Fund(1)                    AIM Income Fund
AIM Select Equity Fund                       AIM Intermediate Government Fund
AIM Small Cap Equity Fund(3)                 AIM Limited Maturity Treasury Fund
AIM Small Cap Growth Fund(4)                 AIM Money Market Fund
AIM Small Company Growth Fund(1)             AIM Short Term Bond Fund
AIM Trimark Endeavor Fund                    AIM Total Return Bond Fund
AIM Trimark Small Companies Fund             Premier Portfolio
AIM Weingarten Fund                          Premier U.S. Government Money
                                             Portfolio(1)
*Domestic equity and income fund
                                             TAX-FREE

      INTERNATIONAL/GLOBAL EQUITY            AIM High Income Municipal Fund
                                             AIM Municipal Bond Fund
AIM Asia Pacific Growth Fund                 AIM Tax-Exempt Cash Fund
AIM Developing Markets Fund                  AIM Tax-Free Intermediate Fund
AIM European Growth Fund                     Premier Tax-Exempt Portfolio
AIM European Small Company Fund(5)
AIM Global Aggressive Growth Fund                    AIM ALLOCATION SOLUTIONS
AIM Global Equity Fund
AIM Global Growth Fund                       AIM Conservative Allocation Fund
AIM Global Value Fund                        AIM Growth Allocation Fund(8)
AIM International Core Equity Fund(1)        AIM Moderate Allocation Fund
AIM International Growth Fund                AIM Moderate Growth Allocation Fund
AIM International Small Company Fund(6)      AIM Moderately Conservative Allocation Fund
AIM Trimark Fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7) As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after July 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $131 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $375 billion in assets under management. Data as of March 31, 2005.

================================================================================
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
================================================================================

     AIMinvestments.com            MCG-SAR-1        A I M Distributors, Inc.




[YOUR GOALS. OUR SOLUTIONS.]
  --Registered Trademark--


Mutual     Retirement  Annuities   College    Separately  Offshore    Cash
Funds      Products                Savings    Managed     Products    Management
                                   Plans      Accounts


                                                         [AIM INVESTMENTS LOGO]
                                                        --Registered Trademark--

                                                     AIM SELECT BASIC VALUE FUND
                              Semiannual Report to Shareholders o April 30, 2005


                                  [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
--Registered Trademark--                            --Registered Trademark--

AIM SELECT BASIC VALUE FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of April 30, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          PRINCIPAL RISKS OF INVESTING IN THE FUND      o The Conference Board is a
                                                                                           not-for-profit organization that
o Class B shares are not available as an     o The fund may invest up to 25% of its        conducts research and publishes
investment for retirement plans              assets in the securities of non-U.S.          information and analysis to help
maintained pursuant to Section 401 of        issuers. International investing              businesses strengthen their performance.
the Internal Revenue Code, including         presents certain risks not associated
401(k) plans, money purchase pension         with investing solely in the United           The Fund provides a complete list of its
plans and profit sharing plans.              States. These include risks relating to       holdings four times in each fiscal year,
                                             fluctuations in the value of the U.S.         at the quarter-ends. For the second and
ABOUT INDEXES USED IN THIS REPORT            dollar relative to the values of other        fourth quarters, the lists appear in the
                                             currencies, the custody arrangements          Fund's semiannual and annual reports to
o The unmanaged Standard & Poor's            made for the fund's foreign holdings,         shareholders. For the first and third
Composite Index of 500 Stocks (the S&P       differences in accounting, political          quarters, the Fund files the lists with
500--Registered Trademark-- Index) is an     risks and the lesser degree of public         the Securities and Exchange Commission
index of common stocks frequently used       information required to be provided by        (SEC) on Form N-Q. Shareholders can look
as a general measure of U.S. stock           non-U.S. companies.                           up the Fund's Forms N-Q on the SEC's Web
market performance.                                                                        site at sec.gov. Copies of the Fund's
                                             o By concentrating on a small number of       Forms N-Q may be reviewed and copied at
o The unmanaged Lipper Multi-Cap Value       holdings, the Fund carries greater risk       the SEC's Public Reference Room at 450
Fund Index represents an average of the      because each investment has a greater         Fifth Street, N.W., Washington, D.C.
performance of the 30 largest multi-         effect on the Fund's overall                  20549-0102. You can obtain information
capitalization value funds tracked by        performance.                                  on the operation of the Public Reference
Lipper, Inc., an independent mutual fund                                                   Room, including information about
performance monitor.                         o Investing in small and mid-size             duplicating fee charges, by calling
                                             companies involves risks not associated       1-202-942-8090 or 1-800-732-0330, or by
o The unmanaged Russell 1000--Registered     with investing in more established            electronic request at the following
Trademark-- Value Index is a subset of       companies, including business risk,           e-mail address: publicinfo@sec.gov. The
the unmanaged Russell 1000--Registered       significant stock price fluctuations and      SEC file numbers for the Fund are
Trademark-- Index, which represents the      illiquidity.                                  811-1424 and 2-25469. The Fund's most
performance of the stocks of                                                               recent portfolio holdings, as filed on
large-capitalization companies; the          OTHER INFORMATION                             Form N-Q, are also available at
Value subset measures the performance of                                                   AIMinvestments.com.
Russell 1000 companies with lower            o The returns shown in management's
price/book ratios and lower forecasted       discussion of Fund performance are based      A description of the policies and
growth values.                               on net asset values calculated for            procedures that the Fund uses to
                                             shareholder transactions. Generally           determine how to vote proxies relating
o The Fund is not managed to track the       accepted accounting principles require        to portfolio securities is available
performance of any particular index,         adjustments to be made to the net assets      without charge, upon request, from our
including the indexes defined here, and      of the Fund at period end for financial       Client Services department at
consequently, the performance of the         reporting purposes, and as such, the net      800-959-4246 or on the AIM Web site,
Fund may deviate significantly from the      asset values for shareholder                  AIMinvestments.com. On the home page,
performance of the indexes.                  transactions and the returns based on         scroll down and click on AIM Funds Proxy
                                             those net asset values may differ from        Policy. The information is also
o A direct investment cannot be made in      the net asset values and returns              available on the SEC's Web site,
an index. Unless otherwise indicated,        reported in the Financial Highlights.         sec.gov.
index results include reinvested
dividends, and they do not reflect sales     o Industry classifications used in this       Information regarding how the Fund voted
charges. Performance of an index of          report are generally according to the         proxies related to its portfolio
funds reflects fund expenses;                Global Industry Classification Standard,      securities during the 12 months ended
performance of a market index does not.      which was developed by and is the             June 30, 2004 is available at our Web
                                             exclusive property and a service mark of      site. Go to AIMinvestments.com, access
                                             Morgan Stanley Capital International          the About Us tab, click on Required
                                             Inc. and Standard & Poor's.                   Notices and then click on Proxy Voting
                                                                                           Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the SEC's Web site,
                                                                                           sec.gov.


================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM SELECT BASIC VALUE FUND


                    DEAR FELLOW SHAREHOLDERS:

                    Most equity market and fund indexes, domestic and
   [GRAHAM          international, produced positive total returns for the six
    PHOTO]          months ended April 30, 2005, but for the most part, those
                    positive numbers reflected gains made during the latter
                    months of 2004. Year-to-date as of April 30, 2005, the
ROBERT H. GRAHAM    returns were far less attractive.

                       High oil prices remained a source of unease; crude oil
                    remained near or above $50 per barrel throughout the
  [WILLIAMSON       reporting period. The Producer Price Index was up fairly
    PHOTO]          sharply in April, largely due to energy costs. And central bank policy continued to focus on containing short-term inflation via increases in the overnight federal funds interest rate, the rate the Federal Reserve (the Fed) most
MARK H. WILLIAMSON  directly controls. Shortly after the reporting period closed, the Fed raised that rate to 3%; it was the eighth increase since mid-2004. Should the Fed continue to raise rates, this could eventually dampen economic performance, which in fact has been quite good. Gross domestic product grew 4.4% for all of 2004 and the preliminary estimate of annualized growth for the first quarter of 2005 was 3.5%.

                       o Though the growth rate of the manufacturing sector slowed in April and again in May, manufacturing continued to grow, according to the Institute for Supply Management (ISM), whose purchasing manager surveys cover more than 80% of the U.S. economy. In May, manufacturing grew for the 24th consecutive month while the overall economy grew for the 43rd consecutive month, ISM reported.

                       o Though job growth during May was much slower than during April, the unemployment rate remained unchanged at 5.1% as May 2005 ended.

                       o For the first quarter of 2005, earnings for companies included in the Standard & Poor's Composite Index of 500 Stocks, an index of the broad U.S. stock market, were up more than 10%, on average, over a year earlier.

                       o Bond yields have not risen as much as might be expected given eight increases in short-term interest rates in less than a year. This may indicate that the bond market is not anticipating a long-term inflationary pattern.

                       After the slow start in 2005, domestic and many
                    international markets began to rally after the close of the reporting period, demonstrating once again how changeable markets are in the short term. Given the elusiveness of accurate short-term market forecasts, as always, we urge our shareholders to:

                       o  keep a long-term investment perspective,

                       o make sure their portfolio of investments is suitably diversified, and

                       o contact their financial advisors when they have questions about their investments or the markets.

                    YOUR FUND

                    In the following pages you will find a discussion of your Fund's investment philosophy, an explanation of its performance for the reporting period, and a summary of its portfolio as of April 30. Further information about your Fund, The AIM Family of Funds--Registered Trademark--, and investing in general is always available on our widely praised Web site, AIMinvestments.com. Please visit frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM              /s/ MARK H. WILLIAMSON

                    Robert H. Graham                  Mark H. Williamson
                    President & Vice Chair,           Chairman & President,
                    AIM Funds                         A I M Advisors, Inc.

                    June 17, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM SELECT BASIC VALUE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                becoming the world's largest
                                             ========================================      public company amid speculation that oil
PERFORMANCE SUMMARY                          FUND VS. INDEXES                              prices could reach $100 in the
                                                                                           intermediate term. Your Fund's energy
All share classes of AIM Select Basic        TOTAL RETURNS, 10/31/04-4/30/05,              holdings did perform well, led in part
Value, at net asset value, produced mid      EXCLUDING APPLICABLE SALES CHARGES. IF        by offshore driller Transocean. But
single-digit returns for the Fund            SALES CHARGES WERE INCLUDED, RETURNS          health care was the dominant contributor
six-month period ended April 30,             WOULD BE LOWER.                               in the period with notable strength in
2005--ahead of the S&P 500 Index but                                                       WellPoint Inc., Cardinal Health and
trailing our value and peer benchmarks,      Class A Shares                     4.50%      Sanofi-Aventis. Importantly, these
the Russell 1000 Value Index and Lipper                                                    returns were generated by a
Multi-Cap Value Fund Index,                  Class B Shares                     4.50       well-diversified group of investments in
respectively. Long-term Fund performance                                                   health care insurance and hospitals as
information appears on page 5.               Class C Shares                     4.50       well as drug manufacturers and
                                                                                           distributors.
   We outperformed the S&P 500 Index         S&P 500 Index (Broad Market Index) 3.28
during the period largely due to the                                                          Our largest detractors to performance
strong returns we experienced in the         Russell 1000 Value Index                      were Fannie Mae, Jackson Hewitt Tax
health care sector. Fund returns were        (Style-specific Index)             6.72       Service and Freddie Mac. Fannie Mae
also boosted by our higher weight in                                                       continued to make progress toward
that sector. The Fund underperformed the     Lipper Multi-Cap Value Fund Index             restating its historical financials and
Russell 1000 Value Index and the Lipper      (Peer Group Index)                 5.34       rebuilding its capital base. However,
Multi-Cap Value Fund Index, as returns                                                     recent concerns have focused on the
in financials, consumer discretionary        SOURCE: LIPPER,INC.                           company's regulatory structure,
and consumer staples were all below          ========================================      generating a steady flow of news and
those of the benchmark. Our higher                                                         speculation that had a much bigger
sector weight in information technology,     CURRENT PERIOD ANALYSIS                       impact on the company's stock price than
the worst-performing sector in the                                                         on its business value. We have long
index, also contributed to                   The domestic economy continued to expand      considered the many possible outcomes
underperformance.                            at a robust pace throughout the               and continued to believe that Fannie Mae
                                             six-month period, but data in more recent     was one of the more attractive
                                             months has suggested that some                opportunities we own.
                                             moderation in growth has occurred. High
                                             commodity prices and a more restrictive          We made relatively few changes to the
                                             monetary policy are the most commonly         portfolio during the period. Freddie Mac
                                             cited concerns. The Conference Board          was a new purchase, and we sold our
                                             reported in May that the U.S. economy         holdings in H&R Block Inc., Radian Group
                                             has lost some of its forward momentum,        Inc. and HCA Inc. The very same concerns
                                             with the index of leading economic            over regulatory oversight that drove
                                             indicators down for a fourth consecutive      Fannie Mae lower in the period--an
                                             month.                                        overreaction to the most likely
                                                                                           outcomes, in our opinion--created the
                                                Market returns were modestly positive      opportunity in Freddie Mac.
                                             in the period, driven by double-digit
                                             returns in utilities, energy and health
                                             care. Energy continued to dominate the
                                             headlines, with Exxon Mobil (not a Fund
                                             holding as of April 30, 2005)

========================================    ========================================       ========================================
PORTFOLIO COMPOSITION                       TOP 5 INDUSTRIES                               TOP 10 EQUITY HOLDINGS
By sector
                                             1. Pharmaceuticals                 9.3%        1. Cardinal Health, Inc.           5.8%
              [PIE CHART]
Consumer Discretionary            14.1%      2. Health Care Distributors        8.3         2. Sanofi-Aventis (France)         4.6
Information Technology            10.7%
Energy                             7.7%      3. Other Diversified Financial                 3. WellPoint, Inc.                 4.5
Consumer Staples                   4.0%         Services                        7.8
Other Assets Less Liabilities      0.6%                                                     4. Tyco International Ltd.
Health Care                       25.2%      4. Thrifts & Mortgage Finance      7.0            (Bermuda)                       4.5
Financials                        20.8%
Industrials                       16.9%      5. Oil & Gas Drilling              5.9         5. Computer Associates
                                                                                               International, Inc.             4.1

                                            TOTAL NET ASSETS           $1.3 MILLION         6. Fannie Mae                      4.0

                                            TOTAL NUMBER OF HOLDINGS             36         7. JPMorgan Chase & Co.            3.9

                                                                                            8. Citigroup Inc.                  3.9

                                                                                            9. Transocean Inc.
                                                                                               (Cayman Islands)                3.5

                                                                                           10. Merrill Lynch & Co., Inc.       3.2

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

========================================    ========================================       ========================================

INVESTMENT PROCESS AND EVALUATION            benchmarks and have limited information                       BRET W. STANLEY,
                                             value simply because our investments are         [STANLEY     Chartered Financial
Our investment strategy is to create         materially different from benchmark                PHOTO]     Analyst, senior
wealth by maintaining a long-term            constituents.                                                 portfolio manager, is
investment horizon and investing in                                                                        lead portfolio manager
companies that are selling at a              PORTFOLIO ASSESSMENT                          of AIM Select Basic Value Fund and the
significant discount to their estimated                                                    head of AIM's Value Investment
intrinsic value--a value that is based       While our investment results provide          Management Unit. Prior to joining AIM in
on the estimated future cash flows           evidence of historical success, we            1998, Mr. Stanley served as a vice
generated by the business. The Fund's        believe the single most important             president and portfolio manager and
philosophy is based on two elements that     indication of achieving the Fund's            managed growth and income, equity income
have empirical evidence:                     objective in the future resides in the        and value portfolios. He began his
                                             difference between the portfolio's            investment career in 1988. Mr. Stanley
o We believe companies have a measurable     current market price and our estimate of      received a B.B.A. in finance from The
intrinsic value. Importantly, this fair      intrinsic value. Since we estimate the        University of Texas at Austin and an
value is independent of the company's        intrinsic value of each holding in the        M.S. in finance from the University of
stock price.                                 portfolio, we can also estimate the           Houston.
                                             intrinsic value of the entire Fund. The
o In our opinion, market prices are more     difference between market price and                           R. CANON COLEMAN II,
volatile than business values partly         estimated intrinsic value is about              [COLEMAN      Chartered Financial
because investors regularly overreact to     average for your Fund, but we believe            PHOTO]       Analyst, portfolio
negative news.                               this value content remained                                   manager, is manager of
                                             significantly greater than that of the                        AIM Select Basic Value
    ... we believe the single                broader market. While there is no             Fund. He joined AMVESCAP in 1999 in its
           most important                    assurance that market value will ever         corporate associate rotation program,
      indication of achieving                reflect our estimate of portfolio             working with fund managers throughout
      the Fund's objective in                intrinsic value, this is the primary          AMVESCAP before joining AIM in 2000. He
      the future resides in the              metric we use in assessing and managing       previously worked as a CPA. Mr. Coleman
      difference between the                 the portfolio.                                earned a B.S. and an M.S. in accounting
          portfolio's current                                                              from the University of Florida. He also
          market price and                   IN CLOSING                                    has an M.B.A. from The Wharton School at
           our estimate of                                                                 the University of Pennsylvania.
           intrinsic value.                  Results were generally favorable during
                                             this period, but normal market                                MATTHEW W. SEINSHEIMER,
   Since our application of this             volatility affects short-term                 [SEINSHEIMER    Chartered Financial
strategy is highly disciplined and           performance and limits our ability to            PHOTO]       Analyst, senior
relatively unique, it is important to        measure success. As always, we continued                      portfolio manager, is
understand the benefits and limitations      to work hard on your behalf. And whether                      manager of AIM Select
of our process. First, the goal of our       you have been with us for several years       Basic Value Fund. He began his
investment strategy is designed to help      or only a few months, we thank you for        investment career in 1992 as a
preserve your capital while seeking to       your investment and for sharing our           fixed-income trader. He later served as
grow it at above-market rates over the       long-term horizon.                            a portfolio manager on both fixed income
long term. Second, we have little                                                          and equity portfolios. Mr. Seinsheimer
portfolio commonality with popular           The views and opinions expressed in           joined AIM as a senior analyst in 1998
benchmarks and most of our peers.            management's discussion of Fund               and assumed his current responsibilities
(Commonality measures the similarity of      performance are those of A I M Advisors,      in 2000. He received a B.B.A. from
holdings between two portfolios using        Inc. These views and opinions are             Southern Methodist University and an
the lowest common percentage method.         subject to change at any time based on        M.B.A. from The University of Texas at
This method compares each security's         factors such as market and economic           Austin.
percentage of total net assets in both       conditions. These views and opinions may
portfolios and adds the lower                not be relied upon as investment advice                       MICHAEL J. SIMON,
percentages of the two portfolios to         or recommendations, or as an offer for a         [SIMON       Chartered Financial
determine commonality.) Third,               particular security. The information is          PHOTO]       Analyst, senior
short-term relative performance will         not a complete analysis of every aspect                       portfolio manager, is
differ from the                              of any market, country, industry,                             manager of AIM Select
                                             security or the Fund. Statements of fact      Basic Value Fund. He joined AIM in 2001.
                                             are from sources considered reliable,         Prior to joining AIM, Mr. Simon worked
                                             but A I M Advisors, Inc. makes no             as a vice president, equity analyst and
                                             representation or warranty as to their        portfolio manager. Mr. Simon, who began
                                             completeness or accuracy. Although            his investment career in 1989, received
                                             historical performance is no guarantee        a B.B.A. in finance from Texas Christian
                                             of future results, these insights may         University and an M.B.A. from the
                                             help you understand our investment            University of Chicago. Mr. Simon has
                                             management philosophy.                        served as Occasional Faculty in the
                                                                                           Finance and Decision Sciences Department
                                                   See important Fund and index            of Texas Christian University's M.J.
                                                  disclosures inside front cover.          Neeley School of Business.

                                                                                           Assisted by the Basic Value Team

                                                                                                     [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN TO PAGE 5.

AIM SELECT BASIC VALUE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      with the amount you invested, to              values and expenses may not be used to
                                             estimate the expenses that you paid over      estimate the actual ending account
As a shareholder of the Fund, you incur      the period. Simply divide your account        balance or expenses you paid for the
two types of costs: (1) transaction          value by $1,000 (for example, an $8,600       period. You may use this information to
costs, which may include sales charges       account value divided by $1,000 = 8.6),       compare the ongoing costs of investing
(loads) on purchase payments; contingent     then multiply the result by the number        in the Fund and other funds. To do so,
deferred sales charges on redemptions;       in the table under the heading entitled       compare this 5% hypothetical example
and redemption fees, if any; and (2)         "Actual Expenses Paid During Period" to       with the 5% hypothetical examples that
ongoing costs, including management          estimate the expenses you paid on your        appear in the shareholder reports of the
fees; distribution and/or service fees       account during this period.                   other funds.
(12b-1); and other Fund expenses. This
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON              Please note that the expenses shown
understand your ongoing costs (in            PURPOSES                                      in the table are meant to highlight your
dollars) of investing in the Fund and to                                                   ongoing costs only and do not reflect
compare these costs with ongoing costs       The table below also provides                 any transactional costs, such as sales
of investing in other mutual funds. The      information about hypothetical account        charges (loads) on purchase payments,
example is based on an investment of         values and hypothetical expenses based        contingent deferred sales charges on
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and        redemptions, and redemption fees, if
period and held for the entire period        an assumed rate of return of 5% per year      any. Therefore, the hypothetical
November 1, 2004, through April 30,          before expenses, which is not the Fund's      information is useful in comparing
2005.                                        actual return. The Fund's actual              ongoing costs only, and will not help
                                             cumulative total returns at net asset         you determine the relative total costs
ACTUAL EXPENSES                              value after expenses for the six months       of owning different funds. In addition,
                                             ended April 30, 2005, appear in the           if these transactional costs were
The table below provides information         table "Fund vs. Indexes" on page 2. The       included, your costs would have been
about actual account values and actual       hypothetical account                          higher.
expenses. You may use the information in
this table, together

====================================================================================================================================
                                                  ACTUAL                             HYPOTHETICAL
                                                                         (5% ANNUAL RETURN BEFORE EXPENSES)

           BEGINNING ACCOUNT       ENDING ACCOUNT        EXPENSES         ENDING ACCOUNT         EXPENSES
SHARE           VALUE                  VALUE            PAID DURING           VALUE             PAID DURING
CLASS         (11/1/04)             (4/30/05)(1)         PERIOD(2)          (4/30/05)            PERIOD(2)
  A           $1,000.00              $1,045.00             $9.03            $1,015.97              $8.90
  B            1,000.00               1,045.00              9.03             1,015.97               8.90
  C            1,000.00               1,045.00              9.03             1,015.97               8.90

(1) The actual ending account value is based on the actual total return of the Fund for the period November 1, 2004, to April 30,
    2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended April 30, 2005, appear in the table "Fund vs. Indexes" on page 2.

(2) Expenses are equal to the Fund's annualized expense ratio (1.78%, 1.78% and 1.78% for Class A, B, and C shares, respectively)
    multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

====================================================================================================================================

                                            [ARROW    For More Information Visit
                                            BUTTON        AIMINVESTMENTS.COM
                                            IMAGE]

AIM SELECT BASIC VALUE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your Fund's performance record for periods ended April 30, 2005, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns as of March 31, 2005, the most recent calendar quarter-end.

========================================     ========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
As of 4/30/05, including applicable          As of 3/31/05, including applicable
sales charges                                sales charges

CLASS A SHARES                               CLASS A SHARES
Inception (8/30/02)              9.10%       Inception (8/30/02)              10.40%
 1 Year                         -3.67         1 Year                           -2.02

CLASS B SHARES                               CLASS B SHARES
Inception (8/30/02)             10.48%       Inception (8/30/02)              11.87%
 1 Year                         -2.95         1 Year                           -1.25

CLASS C SHARES                               CLASS C SHARES
Inception (8/30/02)             11.43%       Inception (8/30/02)              12.84%
 1 Year                          0.94         1 Year                           2.71

========================================     ========================================

THE PERFORMANCE DATA QUOTED REPRESENT        SHAREHOLDER WOULD PAY ON FUND                 TO 0% AT THE BEGINNING OF THE SEVENTH
PAST PERFORMANCE AND CANNOT GUARANTEE        DISTRIBUTIONS OR SALE OF FUND SHARES.         YEAR. THE CDSC ON CLASS C SHARES IS 1%
COMPARABLE FUTURE RESULTS; CURRENT           INVESTMENT RETURN AND PRINCIPAL VALUE         FOR THE FIRST YEAR AFTER PURCHASE.
PERFORMANCE MAY BE LOWER OR HIGHER.          WILL FLUCTUATE SO THAT YOU MAY HAVE A
PLEASE VISIT AIMINVESTMENTS.COM FOR THE      GAIN OR LOSS WHEN YOU SELL SHARES.                THE PERFORMANCE OF THE FUND'S SHARE
MOST RECENT MONTH-END PERFORMANCE.                                                         CLASSES WILL DIFFER DUE TO DIFFERENT
PERFORMANCE FIGURES REFLECT REINVESTED           CLASS A SHARE PERFORMANCE REFLECTS        SALES CHARGE STRUCTURES AND CLASS
DISTRIBUTIONS, CHANGES IN NET ASSET          THE MAXIMUM 5.50% SALES CHARGE, AND           EXPENSES.
VALUE AND THE EFFECT OF THE MAXIMUM          CLASS B AND CLASS C SHARE PERFORMANCE
SALES CHARGE UNLESS OTHERWISE STATED.        REFLECTS THE APPLICABLE CONTINGENT                HAD THE ADVISOR AND/OR DISTRIBUTOR
PERFORMANCE FIGURES DO NOT REFLECT           DEFERRED SALES CHARGE (CDSC) FOR THE          NOT WAIVED FEES AND/OR REIMBURSED
DEDUCTION OF TAXES A                         PERIOD INVOLVED. THE CDSC ON CLASS B          EXPENSES, PERFORMANCE WOULD HAVE BEEN
                                             SHARES DECLINES FROM 5% BEGINNING AT THE      LOWER.
                                             TIME OF PURCHASE

SCHEDULE OF INVESTMENTS
April 30, 2005
(Unaudited)

                                                                                                          MARKET
                                                                               SHARES                      VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS--99.35%
ADVERTISING--5.51%
Interpublic Group of Cos., Inc. (The)            (a)                            2,500                    $ 32,150
------------------------------------------------------------------------------------------------------------------
Omnicom Group Inc.                                                                500                      41,450
==================================================================================================================
                                                                                                           73,600
==================================================================================================================

AEROSPACE & DEFENSE--1.34%
Honeywell International Inc.                                                      500                      17,880
==================================================================================================================

APPAREL RETAIL--2.56%
Gap, Inc. (The)                                                                 1,600                      34,160
==================================================================================================================

BREWERS--0.81%
Molson Coors Brewing Co.-Class B                                                  175                      10,806
==================================================================================================================

BUILDING PRODUCTS--2.51%
American Standard Cos. Inc.                                                       750                      33,532
==================================================================================================================

DATA PROCESSING & OUTSOURCED SERVICES--5.16%
Ceridian Corp.                                   (a)                            1,600                      26,992
------------------------------------------------------------------------------------------------------------------
First Data Corp.                                                                1,100                      41,833
==================================================================================================================
                                                                                                           68,825
==================================================================================================================

DIVERSIFIED COMMERCIAL SERVICES--5.60%
Cendant Corp.                                                                   2,000                      39,820
------------------------------------------------------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.                                                 1,900                      34,998
==================================================================================================================
                                                                                                           74,818
==================================================================================================================

ENVIRONMENTAL SERVICES--2.99%
Waste Management, Inc.                                                          1,400                      39,886
==================================================================================================================

FOOD RETAIL--3.22%
Kroger Co. (The)                                 (a)                            1,650                      26,020
------------------------------------------------------------------------------------------------------------------
Safeway Inc.                                     (a)                              800                      17,032
==================================================================================================================
                                                                                                           43,052
==================================================================================================================

GENERAL MERCHANDISE STORES--2.09%
Target Corp.                                                                      600                      27,840
==================================================================================================================

                                                                                                          MARKET
                                                                               SHARES                      VALUE
------------------------------------------------------------------------------------------------------------------
HEALTH CARE DISTRIBUTORS--8.32%
Cardinal Health, Inc.                                                           1,400                    $ 77,798
------------------------------------------------------------------------------------------------------------------
McKesson Corp.                                                                    900                      33,300
==================================================================================================================
                                                                                                          111,098
==================================================================================================================

HEALTH CARE EQUIPMENT--2.55%
Waters Corp.                                     (a)                              860                      34,082
==================================================================================================================

HEALTH CARE SERVICES--0.54%
IMS Health Inc.                                                                   300                       7,194
==================================================================================================================

HOTELS, RESORTS & CRUISE LINES--1.71%
Starwood Hotels & Resorts Worldwide, Inc.        (b)                              420                      22,823
==================================================================================================================

INDUSTRIAL CONGLOMERATES--4.46%
Tyco International Ltd. (Bermuda)                                               1,900                      59,489
==================================================================================================================

INVESTMENT BANKING & BROKERAGE--3.23%
Merrill Lynch & Co., Inc.                                                         800                      43,144
==================================================================================================================

LEISURE PRODUCTS--2.20%
Brunswick Corp.                                                                   700                      29,400
==================================================================================================================

MANAGED HEALTH CARE--4.50%
WellPoint, Inc.                                  (a)                              470                      60,042
==================================================================================================================

OIL & GAS DRILLING--5.90%
Pride International, Inc.                        (a)                            1,450                      32,335
------------------------------------------------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)                 (a)                            1,000                      46,370
==================================================================================================================
                                                                                                           78,705
==================================================================================================================

OIL & GAS EQUIPMENT & SERVICES--1.76%
Weatherford International Ltd. (Bermuda)         (a)                              450                      23,468
==================================================================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES--7.79%
Citigroup Inc.                                                                  1,100                      51,656
------------------------------------------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                            1,475                      52,348
==================================================================================================================
                                                                                                          104,004
==================================================================================================================

PHARMACEUTICALS--9.29%
Pfizer Inc.                                                                     1,300                      35,321
------------------------------------------------------------------------------------------------------------------
Sanofi-Aventis (France)                          (c)                              687                      60,836
------------------------------------------------------------------------------------------------------------------
Wyeth                                                                             620                      27,863
==================================================================================================================
                                                                                                          124,020
==================================================================================================================

                                                                                                          MARKET
                                                                               SHARES                      VALUE
------------------------------------------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE--2.74%
ACE Ltd. (Cayman Islands)                                                         850                  $   36,516
==================================================================================================================

SEMICONDUCTOR EQUIPMENT--1.40%
Novellus Systems, Inc.                           (a)                              800                      18,744
==================================================================================================================

SYSTEMS SOFTWARE--4.13%
Computer Associates International, Inc.                                         2,050                      55,145
==================================================================================================================

THRIFTS & MORTGAGE FINANCE--7.04%
Fannie Mae                                                                      1,000                      53,950
------------------------------------------------------------------------------------------------------------------
Freddie Mac                                                                       650                      39,988
==================================================================================================================
                                                                                                           93,938
==================================================================================================================
Total Common Stocks & Other Equity Interests (Cost $1,061,843)                                          1,326,211
==================================================================================================================
TOTAL INVESTMENTS--99.35%  (Cost $1,061,843)                                                            1,326,211
==================================================================================================================
OTHER ASSETS LESS LIABILITIES--0.65%                                                                        8,641
==================================================================================================================
NET ASSETS--100.00%                                                                                    $1,334,852
__________________________________________________________________________________________________________________
==================================================================================================================

     Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Each unit represents one common share and one Class B share.

(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at April 30, 2005 represented 4.59% of the Fund's Total Investments. See Note 1A.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005
(Unaudited)

ASSETS:
Investments, at market value (cost $1,061,843)                                             $ 1,326,211
-------------------------------------------------------------------------------------------------------
Cash                                                                                            12,331
-------------------------------------------------------------------------------------------------------
Receivables for:
     Dividends                                                                                   1,441
-------------------------------------------------------------------------------------------------------
     Amount due from advisor                                                                    14,841
-------------------------------------------------------------------------------------------------------
Other assets                                                                                       138
=======================================================================================================
       Total assets                                                                          1,354,962
_______________________________________________________________________________________________________
=======================================================================================================

LIABILITIES:
Accrued trustees' fees                                                                          10,727
-------------------------------------------------------------------------------------------------------
Accrued transfer agent fees                                                                         10
-------------------------------------------------------------------------------------------------------
Accrued operating expenses                                                                       9,373
=======================================================================================================
       Total liabilities                                                                        20,110
=======================================================================================================
Net assets applicable to shares outstanding                                                $ 1,334,852
=======================================================================================================

NET ASSETS CONSIST OF:
Shares of beneficial interest                                                              $ 1,044,533
-------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss)                                                      (4,191)
-------------------------------------------------------------------------------------------------------
Undistributed net realized gain from investment securities
   and foreign currencies                                                                       30,142
-------------------------------------------------------------------------------------------------------
Unrealized appreciation of investment securities
   and foreign currencies                                                                      264,368
=======================================================================================================
                                                                                           $ 1,334,852
_______________________________________________________________________________________________________
=======================================================================================================

NET ASSETS:
Class A                                                                                    $   533,937
_______________________________________________________________________________________________________
=======================================================================================================
Class B                                                                                    $   400,457
_______________________________________________________________________________________________________
=======================================================================================================
Class C                                                                                    $   400,458
_______________________________________________________________________________________________________
=======================================================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES AUTHORIZED:
Class A                                                                                         42,364
_______________________________________________________________________________________________________
=======================================================================================================
Class B                                                                                         31,774
_______________________________________________________________________________________________________
=======================================================================================================
Class C                                                                                         31,774
_______________________________________________________________________________________________________
=======================================================================================================
Class A:
     Net asset value per share                                                             $     12.60
-------------------------------------------------------------------------------------------------------
     Offering price per share:
       (Net asset value of $12.60 / 94.50%)                                                $     13.33
_______________________________________________________________________________________________________
=======================================================================================================
Class B:
     Net asset value and offering price per share                                          $     12.60
_______________________________________________________________________________________________________
=======================================================================================================
Class C:
     Net asset value and offering price per share                                          $     12.60
_______________________________________________________________________________________________________
=======================================================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the six months ended April 30, 2005
(Unaudited)

INVESTMENT INCOME:
Dividends                                                                                    $   7,714
=======================================================================================================

EXPENSES:
Advisory fees                                                                                    5,107
-------------------------------------------------------------------------------------------------------
Administrative services fees                                                                    24,795
-------------------------------------------------------------------------------------------------------
Custodian fees                                                                                     823
-------------------------------------------------------------------------------------------------------
Distribution fees:
     Class A                                                                                       953
-------------------------------------------------------------------------------------------------------
     Class B                                                                                     2,043
-------------------------------------------------------------------------------------------------------
     Class C                                                                                     2,043
-------------------------------------------------------------------------------------------------------
Transfer agent fees                                                                                 47
-------------------------------------------------------------------------------------------------------
Trustees' and officers fees and benefits                                                         8,259
-------------------------------------------------------------------------------------------------------
Professional services fees                                                                      16,003
-------------------------------------------------------------------------------------------------------
Other                                                                                            1,576
=======================================================================================================
       Total expenses                                                                           61,649
=======================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangements                         (49,744)
=======================================================================================================
       Net expenses                                                                             11,905
=======================================================================================================
Net investment income (loss)                                                                    (4,191)
=======================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FOREIGN
     CURRENCIES:
Net realized gain from:
     Investment securities                                                                      30,140
-------------------------------------------------------------------------------------------------------
     Foreign currencies                                                                             14
=======================================================================================================
                                                                                                30,154
=======================================================================================================
Change in net unrealized appreciation (depreciation) of:
     Investment securities                                                                      32,374
-------------------------------------------------------------------------------------------------------
     Foreign currencies                                                                             (7)
=======================================================================================================
                                                                                                32,367
=======================================================================================================
Net gain from investment securities
     and foreign currencies                                                                     62,521
=======================================================================================================
Net increase in net assets resulting from operations                                          $ 58,330
_______________________________________________________________________________________________________
=======================================================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2005 and the year ended October 31, 2004 (Unaudited)

                                                                                             APRIL 30,             OCTOBER 31,
                                                                                                2005                   2004
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income (loss)                                                          $    (4,191)           $    (8,938)
------------------------------------------------------------------------------------------------------------------------------
     Net realized gain from investment securities
        and foreign currencies                                                                  30,154                 89,846
------------------------------------------------------------------------------------------------------------------------------
     Change in net unrealized appreciation of investment securities
        and foreign currencies                                                                  32,367                 16,789
==============================================================================================================================
       Net increase in net assets resulting from operations                                     58,330                 97,697
==============================================================================================================================
Distributions to shareholders from net realized gains:
     Class A                                                                                   (24,703)                    --
------------------------------------------------------------------------------------------------------------------------------
     Class B                                                                                   (18,527)                    --
------------------------------------------------------------------------------------------------------------------------------
     Class C                                                                                   (18,527)                    --
==============================================================================================================================
     Decrease in net assets resulting from distributions                                       (61,757)                    --
==============================================================================================================================
Share reinvested:
     Class A                                                                                    24,703                     --
------------------------------------------------------------------------------------------------------------------------------
     Class B                                                                                    18,527                     --
------------------------------------------------------------------------------------------------------------------------------
     Class C                                                                                    18,527                     --
==============================================================================================================================
       Net increase (decrease) in net assets resulting from share transactions                  61,757                     --
==============================================================================================================================
       Net increase in net assets                                                               58,330                 97,697
==============================================================================================================================

NET ASSETS:
     Beginning of period                                                                     1,276,522              1,178,825
==============================================================================================================================
     End of period (including undistributed net investment                                 $ 1,334,852            $ 1,276,522
     income (loss) of $(4,191) and $0, respectively)
______________________________________________________________________________________________________________________________
==============================================================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
April 30, 2005
(Unaudited)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

AIM Select Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund is currently not open to investors.

         The Fund's investment objective is to provide long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

         Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

         A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

         Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

         Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

         Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

         Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

         Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

         Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

         The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2 -- ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

    AVERAGE NET ASSETS                                                          RATE
    ---------------------------------------------------------------------------------
    First $1 billion                                                            0.75%
    Next $1 billion                                                             0.70%
    Over $2 billion                                                             0.65%
    ---------------------------------------------------------------------------------

    Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

    AVERAGE NET ASSETS                                                          RATE
    ---------------------------------------------------------------------------------
    First $250 million                                                          0.695%
    Next $250 million                                                           0.67%
    Next $500 million                                                           0.645%
    Next $1.5 billion                                                           0.62%
    Next $2.5 billion                                                           0.595%
    Next $2.5 billion                                                           0.57%
    Next $2.5 billion                                                           0.545%
    Over $10 billion                                                            0.52%
    ---------------------------------------------------------------------------------

         AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.75% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC

("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

         For the six months ended April 30, 2005, AIM waived fees of $5,107 and reimbursed expenses of $38,602.

         For the six months ended April 30, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $804 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

         The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended April 30, 2005, AIM was paid $24,795.

         The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended April 30, 2005, the Fund paid AISI $47.

         The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total amount of sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. ADI has voluntarily agreed to waive all fees during the time the shares are not available for sale. Waivers may be modified or discontinued at any time. ADI waived all plan fees of $953, $2,043, and $2,043 for the Class A, Class B and Class C shares, respectively.

         Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3 -- EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended April 30, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $192.

NOTE 4 -- TRUSTEES' FEES

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

         In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

         During the six months ended April 30, 2005, the Fund paid legal fees of $1,847 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5 -- BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

         The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

         During the six months ended April 30, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

         Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6 -- TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

         Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

         The Fund had no capital loss carryforward as of October 31, 2004.

NOTE 7 -- INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2005 was $119,224 and $115,835, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

          UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
     -----------------------------------------------------------------------------------------

     Aggregate unrealized appreciation of investment securities                $      314,880
     -----------------------------------------------------------------------------------------
     Aggregate unrealized (depreciation) of investment securities                     (50,512)
     =========================================================================================
     Net unrealized appreciation of investment securities                      $      264,368
     _________________________________________________________________________________________
     =========================================================================================
     Investments have the same cost for tax and financial statement purposes.

NOTE 8 -- SHARE INFORMATION

The Fund currently consists of three different classes of shares that are not available for sale: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                   CHANGES IN SHARES OUTSTANDING (a)
--------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                YEAR ENDED
                                                         APRIL 30,                    OCTOBER 31,
                                                            2005                         2004
                                                 -------------------------------------------------------
                                                   SHARES         AMOUNT         SHARES         AMOUNT
                                                 ----------     ----------     ----------     ----------
    Issued as reinvestment of dividends:
     Class A                                          1,887         24,703             --             --
    ----------------------------------------------------------------------------------------------------
     Class B                                          1,417         18,527             --             --
    ----------------------------------------------------------------------------------------------------
     Class C                                          1,417         18,527             --             --
    ====================================================================================================
                                                      4,721     $   61,757             --     $       --
    ____________________________________________________________________________________________________
    ====================================================================================================

(a) Currently, the Fund is not open to investors. All shares are owned by AIM.

NOTE 9 -- FINANCIAL HIGHLIGHTS

                                                                                             CLASS A
                                                                ------------------------------------------------------------------
                                                                                                                  AUGUST 30, 2002
                                                                SIX MONTHS            YEAR ENDED OCTOBER 31,      (DATE OPERATIONS
                                                                  ENDED             --------------------------     COMMENCED) TO
                                                                 APRIL 30,                                          OCTOBER 31,
                                                                   2005               2004            2003             2002
                                                                ----------         ----------      ----------     ---------------
Net asset value, beginning of period                            $    12.61         $    11.65      $     9.13      $    10.00
------------------------------------------------------------    ----------         ----------      ----------      ----------
Income from investment operations:
    Net investment income (loss)                                     (0.04)             (0.09)          (0.07)          (0.01)
------------------------------------------------------------    ----------         ----------      ----------      ----------
    Net gains (losses) on securities (both realized and
         unrealized)                                                  0.64               1.05            2.70           (0.86)
============================================================    ==========         ==========      ==========      ==========
       Total from investment operations                               0.60               0.96            2.63           (0.87)
============================================================    ==========         ==========      ==========      ==========
Less distributions:
    Dividends from net investment income                                --                 --           (0.11)             --
============================================================    ==========         ==========      ==========      ==========
    Distributions from net realized gains                            (0.61)                --              --              --
============================================================    ==========         ==========      ==========      ==========
       Total distributions                                           (0.61)                --           (0.11)             --
============================================================    ==========         ==========      ==========      ==========
Net asset value, end of period                                  $    12.60         $    12.61      $    11.65      $     9.13
____________________________________________________________    __________         __________      __________      __________
============================================================    ==========         ==========      ==========      ==========
Total return                                                (a)       4.58%              8.24%          29.12%          (8.70)%
____________________________________________________________    __________         __________      __________      __________
============================================================    ==========         ==========      ==========      ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $      534         $      511      $      472      $      365
____________________________________________________________    __________         __________      __________      __________
============================================================    ==========         ==========      ==========      ==========
Ratio of expenses to average net assets:
    With fee waivers and/or expense reimbursements                    1.78%(b)           1.77%           1.83%           1.75%(c)
------------------------------------------------------------    ----------         ----------      ----------      ----------
    Without fee waivers and/or expense reimbursements                 8.66%(b)           9.96%          10.27%          23.74%(c)
____________________________________________________________    __________         __________      __________      __________
============================================================    ==========         ==========      ==========      ==========
Ratio of net investment income (loss) to average net assets          (0.62)%(b)         (0.70)%         (0.75)%         (0.49)%(c)
____________________________________________________________    __________         __________      __________      __________
============================================================    ==========         ==========      ==========      ==========
Portfolio turnover rate                                     (d)          9%                19%             20%              4%
____________________________________________________________    __________         __________      __________      __________
============================================================    ==========         ==========      ==========      ==========

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(b) Ratios are annualized and based on average daily net assets of $549,282.

(c) Annualized.

(d) Not annualized for periods less than one year.

                                                                                            CLASS B
                                                                ------------------------------------------------------------------
                                                                                                                   AUGUST 30, 2002
                                                                SIX MONTHS           YEAR ENDED OCTOBER 31,       (DATE OPERATIONS
                                                                  ENDED            --------------------------       COMMENCED) TO
                                                                 APRIL 30,                                           OCTOBER 31,
                                                                   2005               2004            2003              2002
                                                                ----------         ----------      ----------     ---------------
Net asset value, beginning of period                            $    12.62         $    11.65      $     9.13      $    10.00
------------------------------------------------------------    ----------         ----------      ----------      ----------
Income from investment operations:
    Net investment income (loss)                                     (0.04)             (0.09)          (0.07)          (0.01)
------------------------------------------------------------    ----------         ----------      ----------      ----------
    Net gains (losses) on securities (both realized and
         unrealized)                                                  0.63               1.06            2.70           (0.86)
============================================================    ==========         ==========      ==========      ==========
       Total from investment operations                               0.59               0.97            2.63           (0.87)
============================================================    ==========         ==========      ==========      ==========
Less distributions:
    Dividends from net investment income                                --                 --           (0.11)             --
============================================================    ==========         ==========      ==========      ==========
    Distributions from net realized gains                            (0.61)                --              --              --
============================================================    ==========         ==========      ==========      ==========
       Total distributions                                           (0.61)                --           (0.11)             --
============================================================    ==========         ==========      ==========      ==========
Net asset value, end of period                                  $    12.60         $    12.62      $    11.65      $     9.13
____________________________________________________________    __________         __________      __________      __________
============================================================    ==========         ==========      ==========      ==========
Total return                                                (a)       4.50%              8.33%          29.12%          (8.70)%
____________________________________________________________    __________         __________      __________      __________
============================================================    ==========         ==========      ==========      ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $      400         $      383      $      354      $      274
____________________________________________________________    __________         __________      __________      __________
============================================================    ==========         ==========      ==========      ==========
Ratio of expenses to average net assets:
    With fee waivers and/or expense reimbursements                    1.78%(b)           1.77%           1.83%           1.75%(c)
------------------------------------------------------------    ----------         ----------      ----------      ----------
    Without fee waivers and/or expense reimbursements                 9.31%(b)          10.61%          10.92%          24.39%(c)
____________________________________________________________    __________         __________      __________      __________
============================================================    ==========         ==========      ==========      ==========
Ratio of net investment income (loss) to average net assets          (0.62)%(b)         (0.70)%         (0.75)%         (0.49)%(c)
____________________________________________________________    __________         __________      __________      __________
============================================================    ==========         ==========      ==========      ==========
Portfolio turnover rate                                     (d)          9%                19%             20%              4%
____________________________________________________________    __________         __________      __________      __________
============================================================    ==========         ==========      ==========      ==========

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(b) Ratios are annualized and based on average daily net assets of $411,967.

(c) Annualized.

(d) Not annualized for periods less than one year.

                                                                                            CLASS C
                                                               ------------------------------------------------------------------
                                                                                                                 AUGUST 30, 2002
                                                               SIX MONTHS           YEAR ENDED OCTOBER 31,       (DATE OPERATIONS
                                                                 ENDED            --------------------------      COMMENCED) TO
                                                               APRIL 30,                                           OCTOBER 31,
                                                                  2005               2004            2003             2002
                                                               ----------         ----------      ----------     ----------------

Net asset value, beginning of period                           $    12.62         $    11.65      $     9.13      $    10.00
-----------------------------------------------------------    ----------         ----------      ----------      ----------
Income from investment operations:
    Net investment income (loss)                                    (0.04)             (0.09)          (0.07)          (0.01)
-----------------------------------------------------------    ----------         ----------      ----------      ----------
    Net gains (losses) on securities (both realized and
         unrealized)                                                 0.63               1.06            2.70           (0.86)
===========================================================    ==========         ==========      ==========      ==========
       Total from investment operations                              0.59               0.97            2.63           (0.87)
===========================================================    ==========         ==========      ==========      ==========
Less distributions:
    Dividends from net investment income                               --                 --           (0.11)             --
===========================================================    ==========         ==========      ==========      ==========
    Distributions from net realized gains                           (0.61)                --              --              --
===========================================================    ==========         ==========      ==========      ==========
       Total distributions                                          (0.61)                --           (0.11)             --
===========================================================    ==========         ==========      ==========      ==========
Net asset value, end of period                                 $    12.60         $    12.62      $    11.65      $     9.13
___________________________________________________________    __________         __________      __________      __________
===========================================================    ==========         ==========      ==========      ==========
Total return                                               (a)       4.50%              8.33%          29.12%          (8.70)%
___________________________________________________________    __________         __________      __________      __________
===========================================================    ==========         ==========      ==========      ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $      400         $      383      $      354      $      274
___________________________________________________________    __________         __________      __________      __________
===========================================================    ==========         ==========      ==========      ==========
Ratio of expenses to average net assets:
    With fee waivers and/or expense reimbursements                   1.78%(b)           1.77%           1.83%           1.75%(c)
-----------------------------------------------------------    ----------         ----------      ----------      ----------
    Without fee waivers and/or expense reimbursements                9.31%(b)          10.61%          10.92%          24.39%(c)
___________________________________________________________    __________         __________      __________      __________
===========================================================    ==========         ==========      ==========      ==========
Ratio of net investment income (loss) to average net assets         (0.62)%(b)         (0.70)%         (0.75)%         (0.49)%(c)
___________________________________________________________    __________         __________      __________      __________
===========================================================    ==========         ==========      ==========      ==========
Portfolio turnover rate                                    (d)          9%                19%             20%              4%
___________________________________________________________    __________         __________      __________      __________
===========================================================    ==========         ==========      ==========      ==========

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(b) Ratios are annualized and based on average daily net assets of $411,967.

(c) Annualized.

(d) Not annualized for periods less than one year.

NOTE 10 -- LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including, among others, the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and/or investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

     As part of the settlements, IFG agreed to pay a total of $325 million (including $110 million in civil penalties). Additionally, AIM and ADI agreed to pay a total of $50 million (including $30 million in civil penalties). These settlement funds will be made available for distribution to the shareholders of the applicable AIM Funds that were harmed by market timing activity, and may (or may not) increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these settlement funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

     At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

     IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

     On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code
Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

     Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

o that the defendants permitted improper market timing and related issues in the AIM Funds;

o    that certain AIM Funds inadequately employed fair value pricing;

o that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

o that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees;

o that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

o that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate.

     These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

     At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

********************************************************************************

     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
Frank S. Bayley                   President                                     Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Mark H. Williamson
Chair                             Executive Vice President                      INVESTMENT ADVISOR
Albert R. Dowden                                                                A I M Advisors, Inc.
Edward K. Dunn Jr.                Lisa O. Brinkley                              11 Greenway Plaza
Jack M. Fields                    Senior Vice President and Chief Compliance    Suite 100
Carl Frischling                   Officer                                       Houston, TX 77046-1173
Robert H. Graham
Gerald J. Lewis                   Russell C. Burk                               TRANSFER AGENT
Prema Mathai-Davis                Senior Vice President (Senior Officer)        AIM Investment Services, Inc.
Lewis F. Pennock                                                                P.O. Box 4739
Ruth H. Quigley                   Kevin M. Carome                               Houston, TX 77210-4739
Larry Soll                        Senior Vice President, Secretary and Chief
Mark H. Williamson                Legal Officer                                 CUSTODIAN
                                                                                State Street Bank and Trust Company
                                  Sidney M. Dilgren                             225 Franklin Street
                                  Vice President and Treasurer                  Boston, MA 02110-2801
                                  J. Philip Ferguson
                                  Vice President                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
                                  Karen Dunn Kelley                             Andrews & Ingersoll, LLP
                                  Vice President                                1735 Market Street, 51st Floor
                                                                                Philadelphia, PA 19103-7599

                                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                1177 Avenue of the Americas
                                                                                New York, NY 10036-2714

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

      DOMESTIC EQUITY                              SECTOR EQUITY

AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund(1)
AIM Basic Balanced Fund*                     AIM Energy Fund(1)
AIM Basic Value Fund                         AIM Financial Services Fund(1)
AIM Blue Chip Fund                           AIM Global Health Care Fund
AIM Capital Development Fund                 AIM Global Real Estate Fund
AIM Charter Fund                             AIM Gold & Precious Metals Fund(1)
AIM Constellation Fund                       AIM Leisure Fund(1)
AIM Diversified Dividend Fund                AIM Multi-Sector Fund(1)
AIM Dynamics Fund(1)                         AIM Real Estate Fund(7)
AIM Large Cap Basic Value Fund               AIM Technology Fund(1)
AIM Large Cap Growth Fund                    AIM Utilities Fund(1)
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(2)
AIM Mid Cap Growth Fund                            FIXED INCOME
AIM Opportunities I Fund
AIM Opportunities II Fund                    TAXABLE
AIM Opportunities III Fund
AIM Premier Equity Fund                      AIM Floating Rate Fund
AIM S&P 500 Index Fund(1)                    AIM High Yield Fund
AIM Select Equity Fund                       AIM Income Fund
AIM Small Cap Equity Fund(3)                 AIM Intermediate Government Fund
AIM Small Cap Growth Fund(4)                 AIM Limited Maturity Treasury Fund
AIM Small Company Growth Fund(1)             AIM Money Market Fund
AIM Trimark Endeavor Fund                    AIM Short Term Bond Fund
AIM Trimark Small Companies Fund             AIM Total Return Bond Fund
AIM Weingarten Fund                          Premier Portfolio
                                             Premier U.S. Government Money Portfolio(1)
*Domestic equity and income fund
                                             TAX-FREE

      INTERNATIONAL/GLOBAL EQUITY            AIM High Income Municipal Fund
                                             AIM Municipal Bond Fund
AIM Asia Pacific Growth Fund                 AIM Tax-Exempt Cash Fund
AIM Developing Markets Fund                  AIM Tax-Free Intermediate Fund
AIM European Growth Fund                     Premier Tax-Exempt Portfolio
AIM European Small Company Fund(5)
AIM Global Aggressive Growth Fund                  AIM ALLOCATION SOLUTIONS
AIM Global Equity Fund
AIM Global Growth Fund                       AIM Conservative Allocation Fund
AIM Global Value Fund                        AIM Growth Allocation Fund(8)
AIM International Core Equity Fund(1)        AIM Moderate Allocation Fund
AIM International Growth Fund                AIM Moderate Growth Allocation Fund
AIM International Small Company Fund(6)      AIM Moderately Conservative Allocation Fund
AIM Trimark Fund


(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7) As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

    If used after July 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $131 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $375 billion in assets under management. Data as of March 31, 2005.

================================================================================
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
================================================================================

       AIMinvestments.com            SBV-SAR-1       A I M Distributors, Inc.


                                       [YOUR GOALS. OUR SOLUTIONS.]
                                        --Registered Trademark--

Mutual   Retirement   Annuities   College   Separately   Offshore     Cash
Funds    Products                 Savings   Managed      Products     Management
                                  Plans     Accounts

                                             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                  --Registered Trademark--

                                                             AIM WEINGARTEN FUND
                              SEMIANNUAL REPORT TO SHAREHOLDERS o APRIL 30, 2005


                                  [COVER IMAGE]

 [YOUR GOALS. OUR SOLUTIONS.]                [AIM INVESTMENTS LOGO APPEARS HERE]
   --REGISTERED TRADEMARK--                       --REGISTERED TRADEMARK--

AIM WEINGARTEN FUND SEEKS TO PROVIDE GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of April 30, 2005, and is based on total net assets.


ABOUT SHARE CLASSES

o Effective September 30, 2003, Class B        o A direct investment cannot be made in     The Fund provides a complete list of its
shares are not available as an investment for  an index. Unless otherwise indicated,       holdings four times in each fiscal year,
retirement plans maintained pursuant to        index results include reinvested            at the quarter-ends. For the second and
Section 401 of the Internal Revenue Code,      dividends, and they do not reflect sales    fourth quarters, the lists appear in the
including 401(k) plans, money purchase         charges. Performance of an index of         Fund's semiannual and annual reports to
pension plans and profit sharing plans. Plans  funds reflects fund expenses;               shareholders. For the first and third
that have existing accounts invested in Class  performance of a market index does not.     quarters, the Fund files the lists with
B shares will continue to be allowed to make                                               the Securities and Exchange Commission
additional purchases.                          OTHER INFORMATION                           (SEC) on Form N-Q. Shareholders can look
                                                                                           up the Fund's Forms N-Q on the SEC's Web
o Class R shares are available only to         o The returns shown in management's         site at sec.gov. Copies of the Fund's
certain retirement plans. Please see the       discussion of Fund performance are based    Forms N-Q may be reviewed and copied at
prospectus for more information                on net asset values calculated for          the SEC's Public Reference Room at 450
                                               shareholder transactions. Generally         Fifth Street, N.W., Washington, D.C.
ABOUT INDEXES USED IN THIS REPORT              accepted accounting principles require      205490102. You can obtain information on
                                               adjustments to be made to the net assets    the operation of the Public Reference
o The unmanaged Lipper Large-Cap Growth        of the Fund at period end for financial     Room, including information about
Fund Index represents an average of the        reporting purposes, and as such, the net    duplicating fee charges, by calling
performance of the 30 largest                  asset values for shareholder                1-202-942-8090 or 1-800-732-0330, or by
large-capitalization growth funds tracked by   transactions and the returns based on       electronic request at the following
Lipper, Inc., an independent mutual fund       those net asset values may differ from      e-mail address: publicinfo@sec.gov. The
performance monitor.                           the net asset values and returns            SEC file numbers for the Fund are
                                               reported in the Financial Highlights.       811-1424 and 2-25469. The Fund's most
o The unmanaged Russell 1000--registered                                                   recent portfolio holdings, as filed on
trademark-- Growth Index is a subset of the    o Industry classifications used in this     Form N-Q, are also available at
unmanaged Russell 1000--registered             report are generally according to the       AIMinvestments.com.
trade-mark-- Index, which represents the       Global Industry Classification Standard,
performance of the stocks of                   which was developed by and is the           A description of the policies and
large-capitalization companies; the Growth     exclusive property and a service mark of    procedures that the Fund uses to
subset measures the performance of Russell     Morgan Stanley Capital International        determine how to vote proxies relating
1000 companies with higher price/book ratios   Inc. and Standard & Poor's.                 to portfolio securities is available
and higher forecasted growth values.                                                       without charge, upon request, from our
                                                                                           Client Services department at
o The unmanaged Standard & Poor's Composite                                                800-959-4246 or on the AIM Web site,
Index of 500 Stocks (the S&P 500--registered                                               AIMinvestments.com. On the home page,
trademark-- Index) is an index of common stocks                                            scroll down and click on AIM Funds Proxy
frequently used as a general measure of U.S.                                               Policy. The information is also
stock market performance.                                                                  available on the SEC's Web site,
                                                                                           sec.gov.
o The Fund is not managed to track the
performance of any particular index,                                                       Information regarding how the Fund voted
including the indexes defined here, and                                                    proxies related to its portfolio
consequently, the performance of the Fund may                                              securities during the 12 months ended
deviate significantly from the performance of                                              June 30, 2004, is available at our Web
the indexes.                                                                               site. Go to AIMinvestments.com, access
                                                                                           the About Us tab, click on Required
                                                                                           Notices and then click on Proxy Voting
                                                                                           Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the SEC's Web site, sec.gov.

===============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
===============================================================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM WEINGARTEN FUND

                    DEAR FELLOW SHAREHOLDERS:
     [GRAHAM
      PHOTO]        Most equity market and fund indexes, domestic and
                    international, produced positive total returns for the six
 ROBERT H. GRAHAM   months ended April 30, 2005, but for the most part, those
                    positive numbers reflected gains made during the latter
   [WILLIAMSON      months of 2004. Year-to-date as of April 30, 2005, the
      PHOTO]        returns were far less attractive.

                       High oil prices remained a source of unease; crude oil MARK H. WILLIAMSON remained near or above $50 per barrel throughout the reporting period. The Producer Price Index was up fairly sharply in April, largely due to energy costs. And central bank policy continued to focus on containing short-term inflation via increases in the overnight federal funds interest rate, the rate the Federal Reserve (the Fed) most directly controls. Shortly after the reporting period closed, the Fed raised that rate to 3%; it was the eighth increase since mid-2004. Should the Fed continue to raise rates, this could eventually dampen economic performance, which in fact has been quite good. Gross domestic product grew 4.4% for all of 2004 and the preliminary estimate of annualized growth for the first quarter of 2005 was 3.5%.

                       o Though the growth rate of the manufacturing sector slowed in April and again in May, manufacturing continued to grow, according to the Institute for Supply Management (ISM), whose purchasing manager surveys cover more than 80% of the U.S. economy. In May, manufacturing grew for the 24th consecutive month while the overall economy grew for the 43rd consecutive month, ISM reported.

                       o Though job growth during May was much slower than during April, the unemployment rate remained unchanged at 5.1% as May 2005 ended.

                       o For the first quarter of 2005, earnings for companies included in the Standard & Poor's Composite Index of 500 Stocks, an index of the broad U.S. stock market, were up more than 10%, on average, over a year earlier.

                       o Bond yields have not risen as much as might be expected given eight increases in short-term interest rates in less than a year. This may indicate that the bond market is not anticipating a long-term inflationary pattern.

                       After the slow start in 2005, domestic and many
                    international markets began to rally after the close of the reporting period, demonstrating once again how changeable markets are in the short term. Given the elusiveness of accurate short-term market forecasts, as always, we urge our shareholders to:

                       o   keep a long-term investment perspective,

                       o make sure their portfolio of investments is suitably diversified, and

                       o contact their financial advisors when they have questions about their investments or the markets.

                    YOUR FUND

                    In the following pages you will find a discussion of your Fund's investment philosophy, an explanation of its performance for the reporting period, and a summary of its portfolio as of April 30. Further information about your Fund, The AIM Family of Funds --registered trademark--, and investing in general is always available on our widely praised Web site, AIMinvestments.com. Please visit frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments --registered trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                   Sincerely,

                   /S/ ROBERT H. GRAHAM                /S/ MARK H. WILLIAMSON

                   Robert H. Graham                    Mark H. Williamson
                   President & Vice Chair,             Chairman & President,
                   AIM Funds                           A I M Advisors, Inc.

                  June 17, 2005

                  AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM WEINGARTEN FUND

MANAGEMENT'S DISCUSSION
OF FUND PERFORMANCE                                                                         up, one stock at a time. We focus on
                                                                                            companies rather than on industries or
                                                                                            sectors, because we believe our
                                          ==========================================        strength lies in making many small
PERFORMANCE SUMMARY                                                                         decisions on individual companies
                                          FUND VS. INDEXES                                  rather than big decisions on the
For the six months ended April 30,                                                          economy, interest rates or sectors. We
2005, AIM Weingarten Fund, excluding      Total returns, 10/31/04-4/30/05,                  are conscious of our weightings and
sales charges, performed in line with     excluding applicable sales charges. If            risk relative to our benchmark indexes
its style-specific and peer group         sales charges were included, returns              and competitors, and we use internal
indexes. For the same period, the         would be lower.                                   controls and proprietary software to
Fund's performance lagged that of the                                                       monitor risk levels and sector
broad market.                             Class A Shares                       1.17%        concentration.

   The Fund lagged the broad market       Class B Shares                       0.91
because of our underweight exposure to                                                      MARKET CONDITIONS AND YOUR FUND
utilities and energy stocks, which led    Class C Shares                       0.91
the market for the reporting period.                                                        The broad U.S. stock market enjoyed a
The Fund's exposure to energy stocks      Class R Shares                       1.09         "relief rally" following the 2004
was roughly half that of its broad                                                          presidential election, but that rally
market index. Also, the Fund had no       S&P 500 Index (Broad Market Index)   3.28         faded during the first months of 2005.
exposure to utilities stocks, since                                                         Individual sectors experienced
they generally do not meet the growth     Russell 1000 Growth Index                         considerable volatility. For instance,
criteria we look for when considering     (Style-specific Index)                1.14        as a group, information technology
stocks for purchase.                                                                        stocks performed strongly in late 2004
                                          Lipper Large-Cap Growth Fund Index                but weakened considerably in the first
HOW WE INVEST                             (Peer Group Index)                   1.45         months of 2005. Despite rising
                                                                                            short-term interest rates and
Our disciplined investment process uses   SOURCE: LIPPER, INC.                              historically high energy prices, the
quantitative and fundamental analysis                                                       economy continued to expand in the
to identify companies exhibiting          ==========================================        fourth quarter of 2004 and the first
longterm, sustainable earnings and cash                                                     quarter of 2005.
flow growth not yet reflected in          tions. Our quantitative analysis
investor expectations or equity           focuses on the level, growth rate and                During the fourth quarter of 2004,
valuations.                               sustainability of earnings, revenue and           the Fund benefited from an overweight
                                          cash flow. Our fundamental analysis               exposure to consumer discretionary and
   We believe that the market tends to    involves reviewing market and industry            information technology stocks, which
underestimate the pace, persistence and   conditions and trends, corporate                  performed strongly given economic data
implications of positive change. We       management and the competitive                    and seasonal trends. Despite being
believe such changes often lead to        landscape.                                        underweight in health care stocks
faster growth rates, improved cash                                                          relative to our style-specific index, we
flow, higher operating margins and           We combine this investment process             outperformed the index in the sector
richer valua-                             with an unemotional sell process that             because our stock selection process
                                          is designed to reduce the risk of                 caused us to overweight health care
                                          capital loss by avoiding companies that           insurers (which performed well) and
                                          show signs of stress. We constantly               under-weight pharmaceutical stocks
                                          review the portfolio to identify                  (which performed relatively poorly).
                                          companies that may have deteriorating
                                          business prospects or competitive
                                          positions, weakening financials or
                                          slowing earnings growth. We also
                                          attempt to identify stocks with full or
                                          excessive valuations, another measure
                                          of risk.

                                             We construct the portfolio from the
                                          bottom

=======================================   ==========================================        =======================================
PORTFOLIO COMPOSITION                     TOP 5 INDUSTRIES*                                 TOP 10 EQUITY HOLDINGS*
By sector                                 1. Internet Software & Services       5.7%        1. Tyco International Ltd.
                                                                                               (Bermuda)                      4.0%
           [PIE CHART]                    2. Managed Health Care                5.6
Financials                         8.9%                                                     2. Dell Inc.                      3.0
Energy                             5.1%   3. Computer Hardware                  5.2
Consumer Staples                   4.0%                                                     3. Johnson & Johnson Inc.         2.8
Materials                          1.0%   4. Industrial Conglomerates           5.1
Money Market Funds Plus                                                                     4. Aetna                          2.7
Other Assets Less Liabilities      1.8%   5. Pharmaceuticals                    5.1
Information Technology            32.3%                                                     5. Goldman Sachs Group, Inc.
Health Care                       20.0%    TOTAL NET ASSETS            $2.1 BILLION            (The)                          2.6
Consumer Discretionary            15.6%
Industrials                       11.3%    TOTAL NUMBER OF HOLDINGS*            70           6. Gillette Co. (The)            2.3

                                                                                             7. QUALCOMM Inc.                 2.2

                                                                                             8. Google Inc.-Class A           2.1

                                                                                             9. Apple Computer, Inc.          2.1

                                                                                            10. Yahoo! Inc.                   2.1

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
=======================================   ==========================================        =======================================

  During the fourth quarter Of 2004,          Stocks detracting from Fund                  The views and opinions expressed in
      the Fund benefited from an           performance included Symantec and               management's discussion of Fund
   over-weight exposure to consumer        Harman International.                           performance are those of A I M
    discretionary and information                                                          Advisors, Inc. These views and opinions
  technology stocks which performed        o Symantec provides a broad range of            are subject to change at any time based
     strongly given economic data          software, appliances and services               on factors such as market and economic
         and seasonal trends.              designed to help individuals and                conditions. These views and opinions
                                           businesses secure and manage their              may not be relied upon as investment
   During the first quarter of 2005,       information technology infrastructure.          advice or recommendations, or as an
Fund performance relative to our            Some investors were uneasy when the             offer for a particular security. The
style-specific index was fueled by an      company announced plans to acquire              information is not a complete analysis
overweight position in energy. We have     VERITAS, fearing the merger might               of every aspect of any market, country,
added to the Fund's energy holdings in     distract management. We had                     industry, security or the Fund.
recent months because we see evidence      merger-related concerns as well and we          Statements of fact are from sources
that the sector may be experiencing a      eliminated the stock from the Fund              considered reliable, but A I M
period of sustained growth. Another        before the close of the reporting               Advisors, Inc. makes no representation
factor in the Fund's performance was       period.                                         or warranty as to their completeness or
solid stock selection, particularly in                                                     accuracy. Although historical
the financials sector, where strong        o Harman International manufactures             performance is no guarantee of future
stock selection helped us to outperform    highend audio equipment under several           results, these insights may help you
the index in the sector.                   brand names for consumers and                   understand our investment management
                                           professionals. The company's largest            philosophy.
  Stocks contributing to Fund performance  markets are in automotive sound systems
included Aetna and Johnson & Johnson.      and vehicle dashboard systems. Both                  See important Fund and index
                                           markets have become more competitive of             disclosures inside front cover
o Serving more than 25 million members,    late as automobile manufacturers have
Aetna is one of the nation's largest       become more price-sensitive. We sold our
providers of health care, dental,          holdings in the stock before the close                       LANNY H. SACHNOWITZ,
pharmacy, group life, disability and       of the reporting period because we were         [SACHNOWITZ  senior portfolio manager,
long-term care benefits. In 2004,          uncertain about the company's ability              PHOTO]    is lead portfolio manager
management completed a multi-year          to sustain its earnings.                                     of AIM Weingarten Fund.
turn-around of the company, achieving                                                                   He joined AIM in 1987 as
growth in virtually all geographic                                                         a money market trader and research
regions and product lines. The             IN CLOSING                                      analyst. In 1990, Mr. Sachnowitz's
company's focus on cost containment                                                        trading responsibilities were expanded
helped increase earnings per share and     While they have been out of favor for           to include head of equity trading. He
operating margins and helped its stock     three of the last four years, large-cap         was named to his current position in
price reach record highs.                  growth stocks seemed well positioned at         1991. Mr. Sachnowitz received a B.S. in
                                           the close of the reporting period. In           finance from the University of Southern
o Johnson & Johnson, one of the world's    our view, several factors favored such          California and an M.B.A. from the
largest and most diversified health        stocks as the reporting period closed,          University of Houston.
care companies, has more than 200          including:
operating companies providing products
and services to the consumer,              o Reasonable valuations, particularly                        JAMES G. BIRDSALL, portfolio
pharmaceutical and professional            relative to expected growth rates.               [BIRDSALL   manager, is a portfolio
markets. For decades, the company has                                                        PHOTO]     manager of AIM Weingarten
increased its sales and raised its         o A moderately strong, growing economy.                      Fund. He has been associated
dividend. We believe its plans to                                                          with AIM Investments since 1995 and
acquire Guidant, a leading manufacturer    o Significant cash reserves on many             assumed his current position in 1999.
of cardiovascular products, will help      companies' balance sheets, which could          Mr. Birdsall received his B.B.A. with a
grow earnings.                             lead to share buybacks, dividend                concentration in finance from Stephen
                                           increases, or strategic acquisitions.           F. Austin State University before
                                                                                           earning his M.B.A. with a concentration
                                           o Strong free cash flow generation.             in finance and international business
                                                                                           from the University of St. Thomas.
                                              As a result, we remained optimistic
                                           about AIM Weingarten Fund, and we thank         Assisted by the Large Cap Growth Team
                                           you for your continuing investment in
                                           the Fund.
                                                                                                [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN TO PAGE 5.

AIM WEINGARTEN FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                    may use the information in this table,          Indexes" on page 2. The hypothetical
                                           together with the amount you invested,          account values and expenses may not be
As a shareholder of the Fund, you incur    to estimate the expenses that you paid          used to estimate the actual ending
two types of costs: (1) transaction        over the period. Simply divide your             account balance or expenses you paid
costs, which may include sales charges     account value by $1,000 (for example,           for the period. You may use this
(loads) on purchase payments;              an $8,600 account value divided by              information to compare the ongoing
contingent deferred sales charges on       $1,000 = 8.6), then multiply the result         costs of investing in the Fund and
redemptions; and redemption fees, if       by the number in the table under the            other funds. To do so, compare this 5%
any; and (2) ongoing costs, including      heading entitled "Actual Expenses Paid          hypothetical example with the 5%
management fees; distribution and/or       During Period" to estimate the expenses         hypothetical examples that appear in
service fees (12b-1); and other Fund       you paid on your account during this            the shareholder reports of the other
expenses. This example is intended to      period.                                         funds.
help you understand your ongoing costs
(in dollars) of investing in the Fund      HYPOTHETICAL EXAMPLE FOR                           Please note that the expenses shown
and to compare these costs with ongoing    COMPARISON PURPOSES                             in the table are meant to highlight
costs of investing in other mutual                                                         your ongoing costs only and do not
funds. The example is based on an          The table below also provides                   reflect any transactional costs, such
investment of $1,000 invested at the       information about hypothetical account          as sales charges (loads) on purchase
beginning of the period and held for       values and hypothetical expenses based          payments, contingent deferred sales
the entire period November 1, 2004,        on the Fund's actual expense ratio and          charges on redemptions, and redemption
through April 30, 2005.                    an assumed rate of return of 5% per             fees, if any. Therefore, the
                                           year before expenses, which is not the          hypothetical information is useful in
ACTUAL EXPENSES                            Fund's actual return. The Fund's actual         comparing ongoing costs only, and will
                                           cumulative total returns at net asset           not help you determine the relative
The table below provides information       value after expenses for the six months         total costs of owning different funds.
about actual account values and actual     ended April 30, 2005, appear in the             In addition, if these transactional
expenses. You                              table "Fund vs.                                 costs were included, your costs would
                                                                                           have been higher.

===================================================================================================================================

                                                               ACTUAL                                   HYPOTHETICAL
                                                                                             (5% annual return before expenses)

                     Beginning Account         Ending Account             Expenses           Ending Account          Expenses
Share                      Value                   Value                Paid During             Value               Paid During
Class                   (11/01/04)             (4/30/05)(1)              Period(2)            (4/30/05)              Period(2)

  A                     $1,000.00                $1,011.70               $ 6.88               $1,017.95               $ 6.90
  B                      1,000.00                 1,009.10                10.36                1,014.48                10.39
  C                      1,000.00                 1,009.10                10.36                1,014.48                10.39
  R                      1,000.00                 1,010.90                 7.88                1,016.96                 7.90

(1)   The actual ending account value is based on the actual total return of the Fund for the period November 1, 2004, to April 30,
      2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended April 30, 2005, appear in the table "Fund vs. Indexes" on page 2.

(2)   Expenses are equal to the Fund's annualized expense ratio (1.38%, 2.08%, 2.08%, and 1.58% for Class A, B, C, and R shares, respectively), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

===================================================================================================================================



                                 [ARROW            For More Information Visit
                                 BUTTON              AIMINVESTMENTS.COM
                                 IMAGE]

AIM WEINGARTEN FUND

YOUR FUND'S LONG-TERM PERFORMANCE


Below you will find a presentation of your Fund's performance record for periods ended April 30, 2005, the close of the six-month period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns as of March 31, 2005, the most recent calendar quarter-end.


=======================================   ==========================================

AVERAGE ANNUAL TOTAL RETURNS              AVERAGE ANNUAL TOTAL RETURNS
As of 4/30/05, including applicable       As of 3/31/05, including applicable
sales charges                             sales charges


CLASS A SHARES                            CLASS A SHARES
Inception (6/17/69)              11.26%   Inception (6/17/69)                 11.41%
  10 Years                        3.70      10 Years                           4.38
   5 Years                      -15.98       5 Years                         -16.37
   1 Year                        -3.42       1 Year                           -3.43

CLASS B SHARES                            CLASS B SHARES
Inception (6/26/95)               2.77%   Inception (6/26/95)                  3.21%
   5 Years                      -15.90       5 Years                         -16.30
   1 Year                        -3.45       1 Year                           -3.51

CLASS C SHARES                            CLASS C SHARES
Inception (8/4/97)               -2.72%   Inception (8/4/97)                  -2.24%
   5 Years                      -15.61       5 Years                         -16.01
   1 Year                         0.55       1 Year                            0.49

CLASS R SHARES                            CLASS R SHARES
  10 Years                        4.08%     10 Years                           4.75%
   5 Years                      -15.19       5 Years                         -15.60
   1 Year                         2.03       1 Year                            1.95

=======================================   ==========================================

CLASS R SHARES' INCEPTION DATE IS JUNE    RECENT MONTH-END PERFORMANCE.                    FOR THE PERIOD INVOLVED. THE CDSC ON
3, 2002. RETURNS SINCE THAT DATE ARE      PERFORMANCE FIGURES REFLECT REINVESTED           CLASS B SHARES DECLINES FROM 5%
HISTORICAL RETURNS. ALL OTHER RETURNS     DISTRIBUTIONS, CHANGES IN NET ASSET              BEGINNING AT THE TIME OF PURCHASE TO 0%
ARE BLENDED RETURNS OF HISTORICAL CLASS   VALUE AND THE EFFECT OF THE MAXIMUM              AT THE BEGINNING OF THE SEVENTH YEAR.
R SHARE PERFORMANCE AND RESTATED CLASS    SALES CHARGE UNLESS OTHERWISE STATED.            THE CDSC ON CLASS C SHARES IS 1% FOR
A SHARE PERFORMANCE (FOR PERIODS PRIOR    PERFORMANCE FIGURES DO NOT REFLECT               THE FIRST YEAR AFTER PURCHASE. CLASS R
TO THE INCEPTION DATE OF CLASS R          DEDUCTION OF TAXES A SHAREHOLDER WOULD           SHARES DO NOT HAVE A FRONT-END SALES
SHARES) AT NET ASSET VALUE, ADJUSTED TO   PAY ON FUND DISTRIBUTIONS OR SALE OF             CHARGE; RETURNS SHOWN ARE AT NET ASSET
REFLECT THE HIGHER RULE 12B-1 FEES        FUND SHARES. INVESTMENT RETURN AND               VALUE AND DO NOT REFLECT A 0.75% CDSC
APPLICABLE TO CLASS R SHARES.             PRINCIPAL VALUE WILL FLUCTUATE SO THAT           THAT MAY BE IMPOSED ON A TOTAL
                                          YOU MAY HAVE A GAIN OR LOSS WHEN YOU             REDEMPTION OF RETIREMENT PLAN ASSETS
   THE PERFORMANCE DATA QUOTED            SELL SHARES.                                     WITHIN THE FIRST YEAR.
REPRESENT PAST PERFORMANCE AND CANNOT
GUARANTEE COMPARABLE FUTURE RESULTS;         CLASS A SHARE PERFORMANCE REFLECTS               THE PERFORMANCE OF THE FUND'S SHARE
CURRENT PERFORMANCE MAY BE LOWER OR       THE MAXIMUM 5.50% SALES CHARGE, AND              CLASSES WILL DIFFER DUE TO DIFFERENT
HIGHER. PLEASE VISIT OUR WEB SITE,        CLASS B AND CLASS C SHARE PERFORMANCE            SALES CHARGE STRUCTURES AND CLASS
AIMINVESTMENTS.COM, FOR THE MOST          REFLECTS THE APPLICABLE CONTINGENT               EXPENSES.
                                          DEFERRED SALES CHARGE (CDSC)

SUPPLEMENT TO SEMIANNUAL REPORT DATED 4/30/05

AIM WEINGARTEN FUND

INSTITUTIONAL CLASS SHARES                   ========================================      PLEASE NOTE THAT PAST PERFORMANCE IS NOT
                                             AVERAGE ANNUAL TOTAL RETURNS                  INDICATIVE OF FUTURE RESULTS. MORE
The following information has been           For periods ended 4/30/05                     RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class                                                    THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview     Inception (10/8/91)               5.68%       REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings.                  10 Years                          4.80        ASSET VALUE. INVESTMENT RETURN AND
Institutional Class shares are offered        5 Years                        -14.54        PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
exclusively to institutional investors,       1 Year                           2.78        SHARES, WHEN REDEEMED, MAY BE WORTH MORE
including defined contribution plans          6 Months*                        1.49        OR LESS THAN THEIR ORIGINAL COST. SEE
that meet certain criteria.                  ========================================      FULL REPORT FOR INFORMATION ON
                                                                                           COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                             ========================================      YOUR FUND PROSPECTUS FOR MORE
                                             AVERAGE ANNUAL TOTAL RETURNS                  INFORMATION. FOR THE MOST CURRENT
                                             For periods ended 3/31/05, most recent        MONTH-END PERFORMANCE, PLEASE CALL
                                             calendar quarter-end                          800-451-4246 OR VISIT
                                                                                           AIMINVESTMENTS.COM.
                                             Inception (10/8/91)               6.02%
                                             10 Years                          5.49
                                              5 Years                        -14.94
                                              1 Year                           2.75
                                              6 Months*                        7.61

                                             *Cumulative total return that has not
                                             been annualized
                                             ========================================

                                             INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                             CHARGE; THEREFORE, PERFORMANCE IS AT
                                             NAV. INSTITUTIONAL CLASS SHARES WOULD
                                             HAVE HAD DIFFERENT RETURNS DUE TO
                                             DIFFERENCES IN THE EXPENSE STRUCTURE
                                             OF THE INSTITUTIONAL CLASS.


                           Over for information on your Fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMINVESTMENTS.COM         WEI-INS-2         [YOUR GOALS. OUR SOLUTIONS.]        [AIM INVESTMENTS LOGO APPEARS HERE]
                                               --Registered Trademark--                --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      Simply divide your account value by           the table on the front of this
                                             $1,000 (for example, an $8,600 account        supplement. The hypothetical account
As a shareholder of the Fund, you incur      value divided by $1,000 = 8.6), then          values and expenses may not be used to
ongoing costs, including management          multiply the result by the number in the      estimate the actual ending account
fees; and other Fund expenses. This          table under the heading entitled "Actual      balance or expenses you paid for the
example is intended to help you              Expenses Paid During Period" to estimate      period. You may use this information to
understand your ongoing costs (in            the expenses you paid on your account         compare the ongoing costs of investing
dollars) of investing in the Fund and to     during this period.                           in the Fund and other funds. To do so,
compare these costs with ongoing costs                                                     compare this 5% hypothetical example
of investing in other mutual funds. The      HYPOTHETICAL EXAMPLE FOR COMPARISON           with the 5% hypothetical examples that
example is based on an investment of         PURPOSES                                      appear in the shareholder reports of the
$1,000 invested at the beginning of the                                                    other funds.
period and held for the entire period        The table below also provides
November 1, 2004, through April 30,          information about hypothetical account            Please note that the expenses
2005.                                        values and hypothetical expenses based        shown in the table are meant to
                                             on the Fund's actual expense ratio and        highlight your ongoing costs only.
ACTUAL EXPENSES                              an assumed rate of return of 5% per year      Therefore, the hypothetical
                                             before expenses, which is not the Fund's      information is useful in comparing
The table below provides information         actual return. The Fund's actual              ongoing costs only, and will not help you
about actual account values and actual       cumulative total return after expenses        determine the relative total costs of
expenses. You may use the information in     for the six months ended April 30, 2005,      owning different funds.
this table, together with the amount you     appears in
invested, to estimate the expenses that
you paid over the period.

====================================================================================================================================
                                                          ACTUAL                                       HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING ACCOUNT    ENDING ACCOUNT               EXPENSES        ENDING ACCOUNT                   EXPENSES
    SHARE               VALUE               VALUE                  PAID DURING           VALUE                      PAID DURING
    CLASS             (11/1/04)          (4/30/05)(1)               PERIOD(2)          (4/30/05)                     PERIOD(2)
Institutional         $1,000.00           $1,014.90                   $4.05            $1,020.78                       $4.06

(1)   The actual ending account value is based on the actual total return of the Fund for the period November 1, 2004, to April
      30, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended April 30, 2005, appears in the table on the front of this supplement.

(2)   Expenses are equal to the Fund's annualized expense ratio, 0.81% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
====================================================================================================================================

AIMINVESTMENTS.COM                  WEI-INS-2

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2005
(Unaudited)


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.15%

AEROSPACE & DEFENSE-0.80%

Boeing Co. (The)                                  275,000   $   16,368,000
==========================================================================

AIR FREIGHT & LOGISTICS-1.14%

FedEx Corp.                                       275,000       23,361,250
==========================================================================

APPAREL RETAIL-1.00%

Chico's FAS, Inc.(a)                              800,000       20,504,000
==========================================================================

APPLICATION SOFTWARE-1.88%

Amdocs Ltd. (United Kingdom)(a)                 1,450,000       38,729,500
==========================================================================

BIOTECHNOLOGY-1.62%

Gilead Sciences, Inc.(a)                          900,000       33,390,000
==========================================================================

CASINOS & GAMING-1.00%

Las Vegas Sands Corp.(a)(b)                       550,000       20,597,500
==========================================================================

COMMUNICATIONS EQUIPMENT-4.91%

Cisco Systems, Inc.(a)                          2,100,000       36,288,000
--------------------------------------------------------------------------
QUALCOMM Inc.                                   1,300,000       45,357,000
--------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)(b)            300,000       19,323,000
==========================================================================
                                                               100,968,000
==========================================================================

COMPUTER HARDWARE-5.15%

Apple Computer, Inc.(a)                         1,200,000       43,272,000
--------------------------------------------------------------------------
Dell Inc.(a)                                    1,800,000       62,694,000
==========================================================================
                                                               105,966,000
==========================================================================

COMPUTER STORAGE & PERIPHERALS-2.71%

EMC Corp.(a)                                    2,650,000       34,768,000
--------------------------------------------------------------------------
Lexmark International, Inc.-Class A(a)            300,000       20,835,000
==========================================================================
                                                                55,603,000
==========================================================================

CONSUMER FINANCE-2.90%

American Express Co.                              500,000       26,350,000
--------------------------------------------------------------------------
SLM Corp.                                         700,000       33,348,000
==========================================================================
                                                                59,698,000
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.97%

Alliance Data Systems Corp.(a)                    600,000       24,240,000
--------------------------------------------------------------------------
Automatic Data Processing, Inc.                   375,000       16,290,000
==========================================================================
                                                                40,530,000
==========================================================================

DEPARTMENT STORES-3.60%

J.C. Penney Co., Inc.                             700,000       33,187,000
--------------------------------------------------------------------------
Kohl's Corp.(a)                                   111,400        5,302,640
--------------------------------------------------------------------------
Nordstrom, Inc.                                   700,000       35,581,000
==========================================================================
                                                                74,070,640
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
DISTILLERS & VINTNERS-0.71%

Constellation Brands, Inc.-Class A(a)             275,000       14,495,250
==========================================================================
DIVERSIFIED COMMERCIAL SERVICES-1.04%

Cendant Corp.                                   1,075,000   $   21,403,250
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.31%

Cooper Industries, Ltd.-Class A (Bermuda)         275,000       17,506,500
--------------------------------------------------------------------------
Rockwell Automation, Inc.                         646,400       29,883,072
==========================================================================
                                                                47,389,572
==========================================================================

FOOTWEAR-1.31%

NIKE, Inc.-Class B                                350,000       26,883,500
==========================================================================

GENERAL MERCHANDISE STORES-1.13%

Target Corp.                                      500,000       23,200,000
==========================================================================

HEALTH CARE EQUIPMENT-3.58%

Bard (C.R.), Inc.                                 300,000       21,351,000
--------------------------------------------------------------------------
Kinetic Concepts, Inc.(a)                         300,000       18,435,000
--------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   475,000       16,026,500
--------------------------------------------------------------------------
Waters Corp.(a)                                   450,000       17,833,500
==========================================================================
                                                                73,646,000
==========================================================================

HEALTH CARE FACILITIES-1.56%

HCA Inc.                                          575,000       32,108,000
==========================================================================

HEALTH CARE SERVICES-1.07%

Caremark Rx, Inc.(a)                              550,000       22,027,500
==========================================================================

HEALTH CARE SUPPLIES-1.53%

Alcon, Inc. (Switzerland)(a)                      325,000       31,525,000
==========================================================================

HOME IMPROVEMENT RETAIL-0.95%

Home Depot, Inc. (The)                            550,000       19,453,500
==========================================================================

HOMEBUILDING-0.82%

D.R. Horton, Inc.                                 550,000       16,775,000
==========================================================================

HOTELS, RESORTS & CRUISE LINES-1.22%

Hilton Hotels Corp.                             1,150,000       25,104,500
==========================================================================

HOUSEHOLD PRODUCTS-1.00%

Clorox Co. (The)                                  325,000       20,572,500
==========================================================================

HOUSEWARES & SPECIALTIES-1.54%

Fortune Brands, Inc.                              375,000       31,717,500
==========================================================================

INDUSTRIAL CONGLOMERATES-5.14%

Textron Inc.                                      300,000       22,605,000
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)               2,650,000       82,971,500
==========================================================================
                                                               105,576,500
==========================================================================

INDUSTRIAL MACHINERY-0.86%

Danaher Corp.                                     350,000       17,720,500
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

INTEGRATED OIL & GAS-1.02%

ConocoPhillips                                    200,000   $   20,970,000
==========================================================================

INTERNET SOFTWARE & SERVICES-5.72%

Google Inc.-Class A(a)(b)                         200,000       44,000,000
--------------------------------------------------------------------------
VeriSign, Inc.(a)                               1,150,000       30,429,000
--------------------------------------------------------------------------
Yahoo! Inc.(a)                                  1,250,000       43,137,500
==========================================================================
                                                               117,566,500
==========================================================================

INVESTMENT BANKING & BROKERAGE-4.76%

Goldman Sachs Group, Inc. (The)                   500,000       53,395,000
--------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     250,000       22,930,000
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         400,000       21,572,000
==========================================================================
                                                                97,897,000
==========================================================================

IT CONSULTING & OTHER SERVICES-0.95%

Accenture Ltd.-Class A (Bermuda)(a)               900,000       19,530,000
==========================================================================

MANAGED HEALTH CARE-5.60%

Aetna Inc.                                        750,000       55,027,500
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           400,000       37,804,000
--------------------------------------------------------------------------
WellPoint, Inc.(a)                                175,000       22,356,250
==========================================================================
                                                               115,187,750
==========================================================================

MOVIES & ENTERTAINMENT-1.48%

Walt Disney Co. (The)                           1,150,000       30,360,000
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.63%

BJ Services Co.                                   700,000       34,125,000
--------------------------------------------------------------------------
National-Oilwell Varco Inc.(a)                    500,000       19,870,000
==========================================================================
                                                                53,995,000
==========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.50%

Valero Energy Corp.                               450,000       30,838,500
==========================================================================

PERSONAL PRODUCTS-2.26%

Gillette Co. (The)                                900,000       46,476,000
==========================================================================

PHARMACEUTICALS-5.06%

Johnson & Johnson                                 850,000       58,335,500
--------------------------------------------------------------------------
Sepracor Inc.(a)(b)                               400,000       23,968,000
--------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)                                        700,000       21,756,000
==========================================================================
                                                               104,059,500
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


RESTAURANTS-1.51%

McDonald's Corp.                                  500,000   $   14,655,000
--------------------------------------------------------------------------
Yum! Brands, Inc.                                 350,000       16,436,000
==========================================================================
                                                                31,091,000
==========================================================================

SEMICONDUCTORS-4.77%

Analog Devices, Inc.                            1,100,000       37,521,000
--------------------------------------------------------------------------
Microchip Technology Inc.                         950,000       27,056,000
--------------------------------------------------------------------------
National Semiconductor Corp.                    1,750,000       33,390,000
==========================================================================
                                                                97,967,000
==========================================================================

SPECIALIZED FINANCE-1.19%

Chicago Mercantile Exchange Holdings Inc.         125,000       24,440,000
==========================================================================

SPECIALTY CHEMICALS-1.03%

Ecolab Inc.                                       650,000       21,261,500
==========================================================================

SYSTEMS SOFTWARE-4.22%

McAfee Inc.(a)                                    248,600        5,198,226
--------------------------------------------------------------------------
Oracle Corp.(a)                                 3,500,000       40,460,000
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                       2,000,000       41,180,000
==========================================================================
                                                                86,838,226
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,688,052,756)                        2,017,861,938
==========================================================================

MONEY MARKET FUNDS-2.05%

Liquid Assets Portfolio-Institutional
  Class(c)                                     21,046,502       21,046,502
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    21,046,502       21,046,502
==========================================================================
    Total Money Market Funds (Cost
      $42,093,004)                                              42,093,004
==========================================================================
TOTAL INVESTMENTS-100.20% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,730,145,760)                                            2,059,954,942
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED MONEY MARKET
  FUNDS-2.86%

STIC Prime Portfolio-Institutional
  Class(c)(d)                                  58,849,525       58,849,525
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $58,849,525)                                        58,849,525
==========================================================================
TOTAL INVESTMENTS-103.06% (Cost
  $1,788,995,285)                                            2,118,804,467
==========================================================================
OTHER ASSETS LESS LIABILITIES-(3.06%)                          (62,915,799)
==========================================================================
NET ASSETS-100.00%                                          $2,055,888,668
__________________________________________________________________________
==========================================================================

Investment Abbreviations:


ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at April 30, 2005 .
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.
See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2005
(Unaudited)

ASSETS:

Investments, at market value (cost
  $1,688,052,756)*                           $ 2,017,861,938
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $100,942,529)                      100,942,529
============================================================
    Total investments (cost $1,788,995,285)    2,118,804,467
============================================================
Receivables for:
  Investments sold                                21,581,790
------------------------------------------------------------
  Fund shares sold                                   584,850
------------------------------------------------------------
  Dividends                                          968,339
------------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans                  211,894
------------------------------------------------------------
Other assets                                         128,376
============================================================
    Total assets                               2,142,279,716
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           18,939,872
------------------------------------------------------------
  Fund shares reacquired                           5,562,588
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 497,176
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        58,849,525
------------------------------------------------------------
Accrued distribution fees                            740,478
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             4,782
------------------------------------------------------------
Accrued transfer agent fees                        1,462,644
------------------------------------------------------------
Accrued operating expenses                           333,983
============================================================
    Total liabilities                             86,391,048
============================================================
Net assets applicable to shares outstanding  $ 2,055,888,668
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 4,883,168,381
------------------------------------------------------------
Undistributed net investment income (loss)        (5,875,139)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option
  contracts                                   (3,151,213,756)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and option contracts                329,809,182
============================================================
                                             $ 2,055,888,668
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 1,618,532,928
____________________________________________________________
============================================================
Class B                                      $   366,723,117
____________________________________________________________
============================================================
Class C                                      $    67,313,497
____________________________________________________________
============================================================
Class R                                      $     1,612,837
____________________________________________________________
============================================================
Institutional Class                          $     1,706,289
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          133,066,083
____________________________________________________________
============================================================
Class B                                           32,959,977
____________________________________________________________
============================================================
Class C                                            6,044,504
____________________________________________________________
============================================================
Class R                                              133,457
____________________________________________________________
============================================================
Institutional Class                                  132,105
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $         12.16
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.16 divided by
      94.50%)                                $         12.87
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         11.13
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         11.14
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $         12.09
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $         12.92
____________________________________________________________
============================================================

* At April 30, 2005, securities with an aggregate market value of $57,096,353 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2005
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $357)            $  11,963,824
---------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $55,923 after rebates of
  $415,906)                                                         166,381
===========================================================================
    Total investment income                                      12,130,205
===========================================================================

EXPENSES:

Advisory fees                                                     7,408,645
---------------------------------------------------------------------------
Administrative services fees                                        243,033
---------------------------------------------------------------------------
Custodian fees                                                       50,666
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         2,688,134
---------------------------------------------------------------------------
  Class B                                                         2,089,262
---------------------------------------------------------------------------
  Class C                                                           380,433
---------------------------------------------------------------------------
  Class R                                                             3,967
---------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                        4,308,306
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              913
---------------------------------------------------------------------------
Trustees' and officer's fees and benefits                            50,778
---------------------------------------------------------------------------
Other                                                               462,940
===========================================================================
    Total expenses                                               17,687,077
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                      (166,118)
===========================================================================
    Net expenses                                                 17,520,959
===========================================================================
Net investment income (loss)                                     (5,390,754)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities (includes gain (loss) from
    securities sold to affiliates of $(750,898))                186,981,968
---------------------------------------------------------------------------
  Option contracts written                                        1,212,461
===========================================================================
                                                                188,194,429
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (141,841,247)
---------------------------------------------------------------------------
  Option contracts written                                          (23,540)
===========================================================================
                                                               (141,864,787)
===========================================================================
Net gain from investment securities and option contracts         46,329,642
===========================================================================
Net increase in net assets resulting from operations          $  40,938,888
___________________________________________________________________________
===========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2005 and the year ended October 31, 2004 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (5,390,754)   $  (21,767,576)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              188,194,429       236,255,314
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (141,864,787)     (114,821,148)
==============================================================================================
    Net increase in net assets resulting from operations          40,938,888        99,666,590
==============================================================================================
Share transactions-net:
  Class A                                                       (259,345,924)     (395,056,301)
----------------------------------------------------------------------------------------------
  Class B                                                        (74,620,782)     (138,803,397)
----------------------------------------------------------------------------------------------
  Class C                                                        (12,197,097)      (15,793,039)
----------------------------------------------------------------------------------------------
  Class R                                                            156,669         1,126,374
----------------------------------------------------------------------------------------------
  Institutional Class                                                (86,603)         (547,138)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (346,093,737)     (549,073,501)
==============================================================================================
    Net increase (decrease) in net assets                       (305,154,849)     (449,406,911)
==============================================================================================

NET ASSETS:

  Beginning of period                                          2,361,043,517     2,810,450,428
==============================================================================================
  End of period (including undistributed net investment
    income (loss) of $(5,875,139) and $(484,385),
    respectively)                                             $2,055,888,668    $2,361,043,517
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of thirteen separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund paid an advisory fee based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $30 million                                                1.00%
----------------------------------------------------------------------
Next $320 million                                                0.75%
----------------------------------------------------------------------
Over $350 million                                               0.625%
______________________________________________________________________
======================================================================


    Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $250 million                                              0.695%
----------------------------------------------------------------------
Next $250 million                                                0.67%
----------------------------------------------------------------------
Next $500 million                                               0.645%
----------------------------------------------------------------------
Next $1.5 billion                                                0.62%
----------------------------------------------------------------------
Next $2.5 billion                                               0.595%
----------------------------------------------------------------------
Next $2.5 billion                                                0.57%
----------------------------------------------------------------------
Next $2.5 billion                                               0.545%
----------------------------------------------------------------------
Over $10 billion                                                 0.52%
______________________________________________________________________
======================================================================

    Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended April 30, 2005, AIM waived fees of $62,848.

    For the six months ended April 30, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $75,427 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended April 30, 2005, AIM was paid $243,033.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended April 30, 2005, the Fund paid AISI $4,308,306 for Class A, Class B, Class C and Class R share classes and $913 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to selected dealers and financial institutions who furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2005, the Class A, Class B, Class C and Class R shares paid $2,688,134, $2,089,262, $380,433 and $3,967, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2005, ADI advised the Fund that it retained $99,040 in front-end sales commissions from the sale of Class A shares and $1,177, $86,886, $3,471 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIM Capital, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended April 30, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                      UNREALIZED
                 MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/04         AT COST         FROM SALES      (DEPRECIATION)      04/30/05        INCOME      GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $ 6,546,085     $182,155,234     $(167,654,817)       $    --         $21,046,502     $ 54,859       $    --
-------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            6,546,085      182,155,234      (167,654,817)            --          21,046,502       55,599            --
===============================================================================================================================
  Subtotal       $13,092,170     $364,310,468     $(335,309,634)       $    --         $42,093,004     $110,458       $    --
===============================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                      UNREALIZED
                 MARKET VALUE      PURCHASES         PROCEEDS        APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               10/31/04         AT COST         FROM SALES      (DEPRECIATION)      04/30/05        INCOME*     GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class          $40,952,850     $234,408,345     $(216,511,670)       $    --        $ 58,849,525     $ 55,923       $    --
===============================================================================================================================
  Total          $54,045,020     $598,718,813     $(551,821,304)       $    --        $100,942,529     $166,381       $    --
_______________________________________________________________________________________________________________________________
===============================================================================================================================

* Net of rebates.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended April 30, 2005, the Fund engaged in securities purchases of $33,084,071 and sales of $3,815,066, which resulted in net realized gain (loss) of $(750,898).

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $27,843.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee of the Fund who is not an "interested person" of the AIM Funds. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    In addition to the above, "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to the Senior Officer of the AIM Funds.

    During the six months ended April 30, 2005, the Fund paid legal fees of $5,996 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    During the six months ended April 30, 2005, the average interfund borrowings for the 17 days the borrowings were outstanding was $7,503,571 with a weighted average interest rate of 2.57% and interest expense of $8,980.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the six months ended April 30, 2005.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At April 30, 2005, securities with an aggregate value of $57,096,353 were on loan to brokers. The loans were secured by cash collateral of $58,849,525 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended April 30, 2005, the Fund received dividends on cash collateral of $55,923 for securities lending transactions, which are net of rebates.

NOTE 9--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
-------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
-------------------------------------------------------------------------------------
Beginning of period                                             3,000      $  421,040
-------------------------------------------------------------------------------------
Written                                                         1,477       1,110,403
-------------------------------------------------------------------------------------
Closed                                                           (477)       (811,191)
-------------------------------------------------------------------------------------
Exercised                                                        (924)       (132,776)
-------------------------------------------------------------------------------------
Expired                                                        (3,076)       (587,476)
=====================================================================================
End of period                                                      --      $       --
_____________________________________________________________________________________
=====================================================================================

NOTE 10--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of October 31, 2004 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
------------------------------------------------------------------------------
October 31, 2009                                                $2,358,363,619
------------------------------------------------------------------------------
October 31, 2010                                                   763,027,747
------------------------------------------------------------------------------
October 31, 2011                                                   196,611,268
==============================================================================
Total capital loss carryforward                                 $3,318,002,634
______________________________________________________________________________
==============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2005 was $1,085,963,124 and $1,431,732,259, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $363,179,923
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (43,484,014)
==============================================================================
Net unrealized appreciation of investment securities             $319,695,909
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,799,108,558.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.


                                               CHANGES IN SHARES OUTSTANDING(a)
------------------------------------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS ENDED                     YEAR ENDED
                                                                       APRIL 30, 2005                   OCTOBER 31, 2004
                                                              --------------------------------    ----------------------------
                                                                 SHARES             AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        2,118,284       $  26,832,587      6,161,430    $  74,474,713
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        1,054,165          12,243,873      2,836,554       31,535,843
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          349,994           4,055,643      1,109,204       12,390,482
------------------------------------------------------------------------------------------------------------------------------
  Class R                                                           25,422             321,355        139,257        1,669,192
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               10,462             140,178         13,498          172,948
==============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        1,649,811          20,864,289      4,502,782       54,704,748
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (1,800,544)        (20,864,289)    (4,888,349)     (54,704,748)
==============================================================================================================================
Reacquired:
  Class A                                                      (24,188,075)       (307,042,800)   (43,655,916)    (524,235,762)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (5,680,482)        (66,000,366)   (10,449,964)    (115,634,492)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (1,398,272)        (16,252,740)    (2,535,106)     (28,183,521)
------------------------------------------------------------------------------------------------------------------------------
  Class R                                                          (13,100)           (164,686)       (45,049)        (542,818)
------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              (16,846)           (226,781)       (56,324)        (720,086)
==============================================================================================================================
                                                               (27,889,181)      $(346,093,737)   (46,867,983)   $(549,073,501)
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 15% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund share. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 13--SIGNIFICANT EVENT

The Board of Trustees of the Trust ("Buyer") unanimously approved, on March 22, 2005, an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund ("Buying Fund") a series of Buyer, would acquire all of the assets of AIM Dent Demographic Trends Fund ("Selling Fund"), a series of AIM Equity Funds ("the Reorganization"). Upon closing of the transaction, shareholders of Selling Fund will receive a corresponding class of shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund will cease operations.

  The Agreement requires approval of Selling Fund shareholders. The Fund currently intends to submit the Agreement to the shareholders for their consideration at a meeting to be held on or around June 28, 2005. Additional information regarding the Agreement will be included in proxy materials to be mailed to shareholders for consideration. If the Agreement is approved by the shareholders of Selling Fund and certain conditions required by the Agreement are satisfied, the transaction is expected to become effective shortly thereafter.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  CLASS A
                                          ---------------------------------------------------------------------------------------
                                          SIX MONTHS
                                             ENDED                                  YEAR ENDED OCTOBER 31,
                                           APRIL 30,          -------------------------------------------------------------------
                                             2005                2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $    12.02          $    11.59    $     9.47    $    12.65    $    28.16    $    28.31
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.02)(a)           (0.08)(b)      (0.07)       (0.07)(b)      (0.10)       (0.14)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    0.16                0.51          2.19         (3.11)       (11.87)         3.18
=================================================================================================================================
    Total from investment operations            0.14                0.43          2.12         (3.18)       (11.97)         3.04
=================================================================================================================================
Less distributions from net realized
  gains                                           --                  --            --            --         (3.54)        (3.19)
=================================================================================================================================
Net asset value, end of period            $    12.16          $    12.02    $    11.59    $     9.47    $    12.65    $    28.16
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                 1.17%               3.71%        22.39%       (25.14)%      (47.38)%       10.61%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $1,618,533          $1,844,930    $2,160,823    $2,104,660    $4,001,552    $8,948,781
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                              1.38%(d)            1.39%         1.47%         1.33%         1.21%         1.03%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                              1.39%(d)            1.40%         1.47%         1.33%         1.22%         1.07%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           (0.32)%(a)(d)       (0.67)%       (0.68)%       (0.64)%       (0.56)%       (0.45)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                        48%                 74%          111%          217%          240%          145%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.04) and (0.54)% respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,806,941,166.
(e)  Not annualized for periods less than one year.

                                                                               CLASS B
                                    ---------------------------------------------------------------------------------------------
                                    SIX MONTHS
                                      ENDED                                      YEAR ENDED OCTOBER 31,
                                    APRIL 30,          --------------------------------------------------------------------------
                                       2005              2004           2003           2002            2001              2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                             $  11.03          $  10.71       $   8.82       $  11.86        $  26.82         $    27.29
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)          (0.06)(a)         (0.15)(b)      (0.14)         (0.15)(b)       (0.21)             (0.36)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)       0.16              0.47           2.03          (2.89)         (11.21)              3.08
=================================================================================================================================
    Total from investment
      operations                         0.10              0.32           1.89          (3.04)         (11.42)              2.72
=================================================================================================================================
Less distributions from net
  realized gains                           --                --             --             --           (3.54)             (3.19)
=================================================================================================================================
Net asset value, end of period       $  11.13          $  11.03       $  10.71       $   8.82        $  11.86         $    26.82
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                          0.91%             2.99%         21.43%        (25.63)%        (47.75)%             9.76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                           $366,723          $434,572       $555,779       $533,224        $922,476         $1,927,514
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or expense
    reimbursements                       2.08%(d)          2.09%          2.17%          2.04%           1.92%              1.78%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or
    expense reimbursements               2.09%(d)          2.10%          2.17%          2.04%           1.93%              1.82%
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets          (1.02)%(a)(d)     (1.37)%        (1.38)%        (1.34)%         (1.27)%            (1.20)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                 48%               74%           111%           217%            240%               145%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.08) and (1.24)% respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $421,315,256.
(e)  Not annualized for periods less than one year.

                                                                                  CLASS C
                                          ---------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                                   YEAR ENDED OCTOBER 31,
                                          APRIL 30,          --------------------------------------------------------------------
                                             2005             2004          2003          2002           2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $ 11.04           $ 10.72       $  8.83       $ 11.87       $  26.85        $  27.30
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.06)(a)         (0.15)(b)     (0.14)        (0.15)(b)      (0.21)          (0.36)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.16              0.47          2.03         (2.89)        (11.23)           3.10
=================================================================================================================================
    Total from investment operations          0.10              0.32          1.89         (3.04)        (11.44)           2.74
=================================================================================================================================
Less distributions from net realized
  gains                                         --                --            --            --          (3.54)          (3.19)
=================================================================================================================================
Net asset value, end of period             $ 11.14           $ 11.04       $ 10.72       $  8.83       $  11.87        $  26.85
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                               0.91%             2.99%        21.40%       (25.61)%       (47.77)%          9.83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $67,313           $78,330       $91,325       $86,455       $150,604        $301,590
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                            2.08%(d)          2.09%         2.17%         2.04%          1.92%           1.78%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                            2.09%(d)          2.10%         2.17%         2.04%          1.93%           1.82%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (1.02)%(a)(d)     (1.37)%       (1.38)%       (1.34)%        (1.27)%         (1.20)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                      48%               74%          111%          217%           240%            145%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.08) and (1.24)% respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $76,717,203.
(e)  Not annualized for periods less than one year.

                                                                                       CLASS R
                                                              ----------------------------------------------------------
                                                              SIX MONTHS             YEAR ENDED           JUNE 3, 2002
                                                                ENDED                OCTOBER 31,          (DATE SALES
                                                              APRIL 30,          -------------------     COMMENCED) TO
                                                                 2005             2004         2003     OCTOBER 31, 2002
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $11.95           $11.56       $ 9.47        $ 11.36
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)(a)        (0.10)(b)    (0.06)         (0.03)(b)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.17             0.49         2.15          (1.86)
========================================================================================================================
    Total from investment operations                              0.14             0.39         2.09          (1.89)
========================================================================================================================
Net asset value, end of period                                  $12.09           $11.95       $11.56        $  9.47
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(c)                                                   1.17%            3.37%       22.07%        (16.64)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,613           $1,448       $  311        $    76
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.58%(d)         1.59%        1.67%          1.53%(e)
========================================================================================================================
  Without fee waivers and/or expense reimbursements               1.59%(d)         1.60%        1.67%          1.53%(e)
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.52)%(a)(d)    (0.87)%      (0.88)%        (0.84)%(e)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(f)                                          48%              74%         111%           217%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.05) and (0.74)% respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,600,090.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                 INSTITUTIONAL CLASS
                                                    -----------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                              YEAR ENDED OCTOBER 31,
                                                    APRIL 30,          ----------------------------------------------------------
                                                       2005             2004         2003      2002          2001         2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $12.73           $12.20       $ 9.91    $ 13.16       $ 29.00     $ 28.96
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          0.02(a)         (0.01)(b)     0.00      (0.01)(b)     (0.01)      (0.06)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     0.17             0.54         2.29      (3.24)       (12.29)       3.29
=================================================================================================================================
    Total from investment operations                    0.19             0.53         2.29      (3.25)       (12.30)       3.23
=================================================================================================================================
Less distributions from net realized gains                --               --           --         --         (3.54)      (3.19)
=================================================================================================================================
Net asset value, end of period                        $12.92           $12.73       $12.20    $  9.91       $ 13.16     $ 29.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                         1.49%            4.34%       23.11%    (24.70)%      (47.11)%     11.07%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $1,706           $1,763       $2,213    $ 1,883       $ 7,667     $18,634
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements        0.81%(d)         0.84%        0.78%      0.82%         0.69%       0.64%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                      0.82%(d)         0.85%        0.78%      0.82%         0.70%       0.68%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            0.25%(a)(d)     (0.12)%       0.01%     (0.12)%       (0.04)%     (0.04)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                48%              74%         111%       217%          240%        145%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.00 and 0.03% respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,839,891.
(e)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including, among others, the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and/or investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

  As part of the settlements, IFG agreed to pay a total of $325 million (including $110 million in civil penalties). Additionally, AIM and ADI agreed to pay a total of $50 million (including $30 million in civil penalties). These settlement funds will be made available for distribution to the shareholders of the applicable AIM Funds that were harmed by market timing activity, and may (or may not) increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading. The settlement funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these settlement funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to

Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related issues in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Robert H. Graham                              11 Greenway Plaza
Frank S. Bayley                   President                                     Suite 100
James T. Bunch                                                                  Houston, TX 77046-1173
Bruce L. Crockett                 Mark H. Williamson
Chair                             Executive Vice President                      INVESTMENT ADVISOR
Albert R. Dowden                                                                A I M Advisors, Inc.
Edward K. Dunn Jr.                Lisa O. Brinkley                              11 Greenway Plaza
Jack M. Fields                    Senior Vice President and Chief Compliance    Suite 100
Carl Frischling                   Officer                                       Houston, TX 77046-1173
Robert H. Graham
Gerald J. Lewis                   Russell C. Burk                               SUB-ADVISOR
Prema Mathai-Davis                Senior Vice President (Senior Officer)        A I M Capital Management, Inc.
Lewis F. Pennock                                                                11 Greenway Plaza
Ruth H. Quigley                   Kevin M. Carome                               Suite 100
Larry Soll                        Senior Vice President, Secretary and Chief    Houston, TX 77046-1173
Mark H. Williamson                Legal Officer
                                                                                TRANSFER AGENT
                                  Sidney M. Dilgren                             AIM Investment Services, Inc.
                                  Vice President and Treasurer                  P.O. Box 4739
                                                                                Houston, TX 77210-4739
                                  J. Philip Ferguson
                                  Vice President                                CUSTODIAN
                                                                                State Street Bank and Trust Company
                                  Karen Dunn Kelley                             225 Franklin Street
                                  Vice President                                Boston, MA 02110-2801
                                                                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
                                                                                Andrews & Ingersoll, LLP
                                                                                1735 Market Street, 51st Floor
                                                                                Philadelphia, PA 19103-7599
                                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                1177 Avenue of the Americas
                                                                                New York, NY 10036-2714

                                                                                DISTRIBUTOR
                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046-1173

     DOMESTIC EQUITY                                 SECTOR EQUITY

AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund(1)
AIM Basic Balanced Fund*                     AIM Energy Fund(1)
AIM Basic Value Fund                         AIM Financial Services Fund(1)
AIM Blue Chip Fund                           AIM Global Health Care Fund
AIM Capital Development Fund                 AIM Global Real Estate Fund
AIM Charter Fund                             AIM Gold & Precious Metals Fund(1)
AIM Constellation Fund                       AIM Leisure Fund(1)
AIM Diversified Dividend Fund                AIM MultiSector Fund(1)
AIM Dynamics Fund(1)                         AIM Real Estate Fund(7)
AIM Large Cap Basic Value Fund               AIM Technology Fund(1)
AIM Large Cap Growth Fund                    AIM Utilities Fund(1)
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund(2)
AIM Mid Cap Growth Fund                              FIXED INCOME
AIM Opportunities I Fund
AIM Opportunities II Fund                    TAXABLE
AIM Opportunities III Fund
AIM Premier Equity Fund                      AIM Floating Rate Fund
AIM S&P 500 Index Fund(1)                    AIM High Yield Fund
AIM Select Equity Fund                       AIM Income Fund
AIM Small Cap Equity Fund(3)                 AIM Intermediate Government Fund
AIM Small Cap Growth Fund(4)                 AIM Limited Maturity Treasury Fund
AIM Small Company Growth Fund(1)             AIM Money Market Fund
AIM Trimark Endeavor Fund                    AIM Short Term Bond Fund
AIM Trimark Small Companies Fund             AIM Total Return Bond Fund
AIM Weingarten Fund                          Premier Portfolio
                                             Premier U.S. Government Money Portfolio(1)
*Domestic equity and income fund

                                             TAXFREE
        INTERNATIONAL/GLOBAL EQUITY
                                             AIM High Income Municipal Fund
AIM Asia Pacific Growth Fund                 AIM Municipal Bond Fund
AIM Developing Markets Fund                  AIM Tax-Exempt Cash Fund
AIM European Growth Fund                     AIM Tax-Free Intermediate Fund
AIM European Small Company Fund(5)           Premier Tax-Exempt Portfolio
AIM Global Aggressive Growth Fund
AIM Global Equity Fund
AIM Global Growth Fund                               AIM ALLOCATION SOLUTIONS
AIM Global Value Fund
AIM International Core Equity Fund(1)        AIM Conservative Allocation Fund
AIM International Growth Fund                AIM Growth Allocation Fund(8)
AIM International Small Company Fund(6)      AIM Moderate Allocation Fund
AIM Trimark Fund                             AIM Moderate Growth Allocation Fund
                                             AIM Moderately Conservative Allocation Fund

(1)The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2)As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3)Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4)As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5)As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6)Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7)As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8)Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

    If used after July 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.


A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $131 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $375 billion in assets under management. Data as of March 31, 2005.

================================================================================
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
================================================================================

AIMinvestments.com                  WEI-SAR-1           A I M Distributors, Inc.


                          [YOUR GOALS. OUR SOLUTIONS.]
                            --Registered Trademark--

Mutual     Retirement    Annuities    College    Separately     Offshore      Cash
Funds      Products                   Savings    Managed        Products      Management
                                      Plans      Accounts

                                                                [AIM INVESTMENTS LOGO]
                                                                --Registered Trademark--

ITEM 2. CODE OF ETHICS.

            There were no amendments to the Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO") during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

            Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

            Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

            Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

            None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of June 21, 2005, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of June 21, 2005, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)    Not applicable.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)    Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Equity Funds

By: /s/ Robert H. Graham
    ----------------------------------
        Robert H. Graham
        Principal Executive Officer

Date:   July 7, 2005

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Robert H. Graham
    ----------------------------------
        Robert H. Graham
        Principal Executive Officer

Date:   July 7, 2005


By:/s/  Sidney M. Dilgren
    ----------------------------------
        Sidney M. Dilgren
        Principal Financial Officer

Date:   July 7, 2005

                                  EXHIBIT INDEX


12(a) (1)         Not applicable.

12(a) (2)         Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)         Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.